UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549

                                   FORM N-CSR

                   CERTIFIED SHAREHOLDER REPORT OF REGISTERED
                         MANAGEMENT INVESTMENT COMPANIES


                  Investment Company Act file number 811-04391

                           Old Mutual Advisor Funds II
               (Exact name of registrant as specified in charter)
                                    --------


                       4643 South Ulster Street, Suite 600
                                Denver, CO 80237
                    (Address of principal executive offices)

                                David J. Bullock
              4643 South Ulster Street, Suite 600, Denver, CO 80237
                     (Name and address of agent for service)

                                   Copies to:

William H. Rheiner, Esq.                    Andra C. Ozols, Esq.
Ballard Spahr Andrews & Ingersoll           Old Mutual Capital, Inc.
1735 Market Street, 51st Floor              4643 South Ulster Street, 6th Floor
Philadelphia, PA 19103-7599                 Denver, CO 80237
(215) 864-8600                              (720)-200-7600

        Registrant's telephone number, including areacode: (800)-433-0051

                        Date of fiscal year end: March 31

                    Date of reporting period: March 31, 2006

Item 1.    Reports to Stockholders.


[OLD MUTUAL ADVISOR FUNDS II LOGO]

Equity Funds
------------
Old Mutual Analytic U.S. Long/Short Fund
Old Mutual Barrow Hanley Value Fund
Old Mutual Columbus Circle Technology and Communications Fund
Old Mutual Emerging Growth Fund
Old Mutual Focused Fund
Old Mutual Growth Fund
Old Mutual Heitman REIT Fund
Old Mutual Large Cap Fund
Old Mutual Large Cap Growth Fund
Old Mutual Large Cap Growth Concentrated Fund
Old Mutual Mid-Cap Fund
Old Mutual Select Growth Fund
Old Mutual Small Cap Fund
Old Mutual Strategic Small Company Fund
Old Mutual TS&W Small Cap Value Fund

Fixed-Income Funds
------------------
Old Mutual Cash Reserves Fund
Old Mutual Dwight Intermediate Fixed Income Fund
Old Mutual Dwight Short Term Fixed Income Fund

ANNUAL REPORT  |  March 31, 2006

[GRAPHIC]

TABLE OF CONTENTS

About This Report                                                                    1

Message to Shareholders                                                              5

Management Overview and
Statements of Net Assets/Schedules of Investments

EQUITY FUNDS

   Old Mutual Analytic U.S. Long/Short Fund
      Class Z (OBDEX), Class A (OADEX), Class C (OCDEX)                              6

   Old Mutual Barrow Hanley Value Fund
      Class Z (OBFOX), Advisor Class (OCLFX), Class A (OAFOX), Class C (OCFOX)      16

   Old Mutual Columbus Circle Technology and Communications Fund
      Class Z (OBTCX), Advisor Class (OTNAX), Class A (OATCX), Class C (OCOMX)      21

   Old Mutual Emerging Growth Fund
      Class Z (OBEAX), Class A (OAEGX), Class C (OCEGX)                             26

   Old Mutual Focused Fund
      Class Z (OBFVX), Class A (OAFCX), Class C (OCFCX)                             32

   Old Mutual Growth Fund
      Class Z (OBHGX), Advisor Class (OBGWX), Class A (OAHGX), Class C (OCHGX)      37

   Old Mutual Heitman REIT Fund
      Class Z (OBRTX), Advisor Class (OBRAX), Class A (OARTX), Class C (OCRTX)      46

   Old Mutual Large Cap Fund
      Class Z (OLCVX), Advisor Class (OBLWX), Class A (OALLX), Class C (OCCAX)      51

   Old Mutual Large Cap Growth Fund
      Class Z (OBHLX), Advisor Class (OBLAX), Class A (OALHX), Class C (OCLHX)      56

   Old Mutual Large Cap Growth Concentrated Fund
      Class Z (OLCPX), Advisor Class (OLTAX), Class A (OLGBX), Class C (OCLAX)      64

   Old Mutual Mid-Cap Fund
      Class Z (OBMEX), Advisor Class (OZZAX), Class A (OAMJX), Class C (OCCPX)      71

   Old Mutual Select Growth Fund
      Class Z (OBHEX), Class A (OAHEX), Class C (OCHEX)                             77

   Old Mutual Small Cap Fund
      Class Z (OBSWX), Advisor Class (OVAAX), Class A (OSAMX), Class C (OSCMX)      84

   Old Mutual Strategic Small Company Fund
      Class Z (OSSCX), Advisor Class (OBSSX), Class A (OSSAX), Class C (OCSSX)      94

   Old Mutual TS&W Small Cap Value Fund
      Class Z (OSMVX), Class A (OACVX), Class C (OCCVX)                            105

TABLE OF CONTENTS -- concluded

FIXED-INCOME FUNDS

   Old Mutual Cash Reserves Fund
      Class Z (OBCXX)                                                              112

   Old Mutual Dwight Intermediate Fixed Income Fund
      Class Z (OBFJX), Class A (OAFJX), Class C (OCIRX)                            117

   Old Mutual Dwight Short Term Fixed Income Fund
      Class Z (OBCPX), Advisor Class (OACPX), Class A (OIRAX), Class C (OIRCX)     124

Statements of Assets & Liabilities                                                 131

Statements of Operations                                                           132

Statements of Changes in Net Assets                                                136

Financial Highlights                                                               142

Notes to Financial Statements                                                      151

Report of Independent Registered Public Accounting Firm                            173

Notice to Shareholders                                                             174

Proxy Voting and Portfolio Holdings                                                175

Fund Expenses Example                                                              176

Board of Trustees and Officers of the Trust                                        179

Board Review and Approval of New Investment
Management Agreements                                                              181

ABOUT THIS REPORT

HISTORICAL RETURNS
--------------------------------------------------------------------------------

All total returns mentioned in this report account for the change in a Fund's per-share price, and the reinvestment of any dividends and capital gain distributions. If your account is set up to receive Fund distributions in cash rather than reinvest them, your actual return may differ from these figures. The Funds' performance results do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares.

Past performance does not guarantee future results. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Performance results represent past performance, and current performance may be higher or lower. Please call 1-800-433-0051 or visit www.omfunds.com for performance results current to the most recent month-end.

Performance without load assumes that no front-end or contingent deferred sales charge applied or the investment was not redeemed. Performance with load assumes that a front-end or contingent deferred sales charge applied to the extent applicable. The Funds offer Class A, Class C, Class Z and Advisor Class shares of most Funds. Class A shares have a current maximum up-front sales charge of 5.75% and are subject to an annual service fee of 0.25%. Class C shares are subject to aggregate annual distribution and service fees of 1.00% and will be subject to a contingent deferred sales charge of 1.00% if redeemed within the first 12 months of purchase. Advisor Class shares are subject to an annual service fee of 0.25%. The returns for certain periods may reflect fee waivers and/or reimbursements in effect for that period; absent fee waivers and reimbursements, performance would have been lower.

FUND DATA
--------------------------------------------------------------------------------

This report reflects views, opinions, and Fund holdings as of March 31, 2006, the end of the report period, and are subject to change. The information is not a complete analysis of every aspect of any sector, industry, security or the Funds.

Opinions and forecasts regarding industries, companies and/or themes, and Fund composition and holdings, are subject to change at any time based on market and other conditions, and should not be construed as a recommendation of any specific security or as investment advice. Percentage holdings as of March 31, 2006 are included in each Fund's Statement of Net Assets/Schedule of Investments. There is no assurance that the securities purchased remain in the Funds or that securities sold have not been repurchased.

There are risks associated with mutual fund investing, including the risk of loss of principal. There is no assurance that the investment process will consistently lead to successful results. There are also risks associated with small- and mid-cap investing, including limited product lines, less liquidity and small market share. Sectors and industries may involve greater risk and volatility than a more diversified investment and the technology sector has been among the most volatile sectors in the market. Investing in fixed income securities such as bonds involves interest rate risk. When interest rates rise, the value of fixed income securities generally decrease.

COMPARATIVE INDEXES
--------------------------------------------------------------------------------

The comparative indexes discussed in this report are meant to provide a basis for comparing the Funds' performance against specific securities indexes. Each index shown accounts for both changes in security price and reinvestment of dividends and distributions, but does not reflect the cost of managing a mutual fund. The Funds may significantly differ in holdings and composition from an index. Individuals cannot invest directly in an index or an average.

Dow Jones Wilshire Real Estate Securities Index

The unmanaged Dow Jones Wilshire Real Estate Securities Index is a market weighted capitalization index of publicly traded real estate securities, including real estate investment trusts, real estate operating companies, and partnerships. This index is float adjusted.

Lehman Intermediate U.S. Aggregate Bond Index

The Lehman Intermediate U.S. Aggregate Bond Index is an unmanaged index of fixed income securities with medium term durations. The unmanaged index is market-value weighted inclusive of accrued interest.

Merrill Lynch 1-3 Year U.S. Treasuries Index

The Merrill Lynch 1-3 Year U.S. Treasuries Index is a capitalization weighted basket of all outstanding U.S. Treasury notes and bonds having between one and three years remaining term to maturity and a minimum outstanding of $1 billion.

NYSE Arca Tech 100 Index

The NYSE Arca Tech 100 Index (formerly the PSE Technology Index) is a price-weighted index of the top 100 U.S. technology stocks from 16 different industries within the technology sector.

Russell 3000(R) Index

The unmanaged Russell 3000(R) Index measures the performance of the largest 3,000 publicly traded U.S. companies based on market capitalization.

Russell 3000(R) Growth Index

The unmanaged Russell 3000(R) Growth Index measures the performance of those Russell 3000(R) Index companies with higher price-to-book ratios and higher forecasted growth values.

Russell 1000(R) Index

The unmanaged Russell 1000(R) Index measures the performance of the largest 1,000 publicly traded U.S. companies.

Russell 1000(R) Growth Index

The unmanaged Russell 1000(R) Growth Index measures the performance of those Russell 1000(R) Index companies with higher price-to-book ratios and higher forecasted growth values.

Russell 2000(R) Index

The unmanaged Russell 2000(R) Index is comprised of smaller cap common stocks of the 2,000 U.S. public companies next in size after the largest 1,000 publicly traded U.S. companies.

Russell 2000(R) Growth Index

The unmanaged Russell 2000(R) Growth Index measures the performance of those Russell 2000(R) Index companies with higher price-to-book ratios and higher forecasted growth rates.

Russell 2000(R) Value Index

The unmanaged Russell 2000(R) Value Index measures the performance of those Russell 2000(R) Index companies with lower price-to-book ratios and lower forecasted growth values.

Russell Midcap(R) Growth Index

The unmanaged Russell Midcap(R) Growth Index consists of stocks from the Russell Midcap(R) Index with a greater than average growth orientation.

S&P 1500 Index

The unmanaged Standard & Poor's (S&P) SuperComposite 1500 Index is a broad-based, capitalization-weighted index comprising 1,500 large-cap, mid-cap, and small-cap U.S. companies.

S&P 500 Index

The unmanaged S&P 500 Index is a market value-weighted index that measures the performance of large-cap common stocks across all major industries.

S&P MidCap 400 Index

The unmanaged S&P MidCap 400 Index is a widely recognized mid-cap index of 400 domestic mid-cap stocks chosen for their market capitalization, liquidity, and industry group representations.

S&P SmallCap 600 Index

The unmanaged S&P SmallCap 600 Index is a capitalization-weighted index that measures the performance of selected U.S. stocks with a small market capitalization.

AVERAGES
--------------------------------------------------------------------------------

Lipper Intermediate Investment-Grade Debt Funds Average

Funds that by portfolio practice invest at least 65% of their assets in investment grade debt issues (rated in the top four grades) with dollar-weighted average maturities of less than five to ten years. The Lipper Intermediate-Grade Debt Funds Average represents the average performance of 472 mutual funds classified by Lipper, Inc. in the Intermediate Investment-Grade Debt category.

Lipper Large-Cap Core Funds Average

Funds that by portfolio practice invest at least 75% of their equity assets in companies with market capitalizations (on a three-year weighted basis) greater than 300% of the dollar-weighted median market capitalization of the middle 1,000 securities of the S&P 1500 Index. Large-cap core funds have wide latitude in the companies in which they invest. These funds typically have an average price-to-book ratio, and three-year earnings growth figure, compared to the S&P 500 Index. The Lipper Large-Cap Core Funds Average represents the average performance of 939 mutual funds classified by Lipper, Inc. in the Large-Cap Core category.

Lipper Large Cap Growth Funds Average

Funds that by portfolio practice invest at least 75% of their equity assets in companies with market capitalizations (on a three-year weighted basis) greater than 300% of the dollar-weighted median market capitalization of the middle 1,000 securities of the S&P 1500 Index. Large-cap growth funds typically have an above-average price-to-earnings ratio, price-to-book ratio, and three year earnings growth figure compared to the S&P 500 Index. The Lipper Large-Cap Growth Funds Average represents the average performance of 675 mutual funds classified by Lipper, Inc. in the Large-Cap Growth category.

Lipper Mid-Cap Core Funds Average

Funds that by portfolio practice invest at least 75% of their equity assets in companies with market capitalizations (on a three-year weighted basis) less than 300% of the dollar-weighted median market capitalization of the middle 1,000 securities of the S&P 1500 Index. Mid-cap core funds have wide latitude in the companies in which they invest. These funds typically have an average price-to-earnings ratio, price-to-book ratio, and three-year earnings growth figure, compared to the S&P MidCap 400 Index. The Lipper Mid-Cap Core Funds Average represents the average performance of 318 mutual funds classified by Lipper, Inc. in the Mid-Cap Core category.

Lipper Mid-Cap Growth Funds Average

Funds that by portfolio practice invest at least 75% of their equity assets in companies with market capitalizations (on a three-year weighted basis) less than 300% of the dollar-weighted median market capitalization of the middle 1,000 securities of the S&P 1500 Index. Mid-cap growth funds typically have an above average price-to-earnings ratio, price-to-book ratio, and three year earnings growth figure compared to the S&P MidCap 400 Index. The Lipper Mid-Cap Growth Funds Average represents the average performance of 541 mutual funds classified by Lipper, Inc. in the Mid-Cap Growth category.

Lipper Money Market Funds Average

Funds that by portfolio practice invest in money market instruments with an average maturity of less than 6 months, including commercial paper, floating rate notes, certificates of deposit, and cash deposits. The Lipper Money Market Funds Average represents the average performance of 393 mutual funds classified by Lipper, Inc. in the Money Market category.

Lipper Multi-Cap Core Funds Average

Funds that by portfolio practice invest in a variety of market capitalization ranges without concentrating assets in companies in any one market capitalization range over an extended period of time. Multi-cap funds typically have between 25% to 75% of their assets invested in companies with market capitalizations (on a three-year weighted basis)

ABOUT THIS REPORT -- concluded

above 300% of the dollar-weighted median market capitalization of the middle 1,000 securities of the S&P 1500 Index. Multi-cap core funds typically have an average price-to-earnings ratio, price-to-book ratio, and three year earnings growth figure, compared to the S&P 1500 Index. The Multi-Cap Core Funds Average represents the average performance of 780 mutual funds classified by Lipper, Inc. in the Multi-Cap Core category.

Lipper Multi-Cap Growth Funds Average

Funds that by portfolio practice invest in a variety of market capitalization ranges without concentrating equity assets in companies in any one market capitalization range over an extended period of time. Multi-cap funds typically have between 25% to 75% of their assets invested in companies with market capitalizations (on a three-year weighted basis) above 300% of the dollar-weighted median market capitalization of the middle 1,000 securities of the S&P 1500 Index. Multi-cap growth funds typically have an above average price-to-earnings ratio, price-to-book ratio, and three year earnings growth figure compared to the S&P 1500 Index. The Lipper Multi-Cap Growth Funds Average represents the average performance of 444 mutual funds classified by Lipper, Inc. in the Multi-Cap Growth category.

Lipper Multi-Cap Value Funds Average

Funds that by portfolio practice invest in a variety of market capitalization ranges without concentrating equity assets in companies in any one market capitalization range over an extended period of time. Multi-cap funds typically have between 25% to 75% of their assets invested in companies with market capitalizations (on a three-year weighted basis) above 300% of the dollar-weighted median market capitalization of the middle 1,000 securities of the S&P 1500 Index. Multi-cap value funds typically have a below average price-to-earnings ratio, price-to-book ratio, and three year earnings growth figure, compared to the S&P 1500 Index. The Lipper Multi-Cap Value Funds Average represents the average performance of 508 mutual funds classified by Lipper, Inc. in the Multi-Cap Value category.

Lipper Real Estate Funds Average

Funds that by portfolio practice invest at least 65% of their portfolio in equity securities of domestic and foreign companies engaged in the real estate industry. The Lipper Real Estate Funds Average represents the average performance of 225 mutual funds classified by Lipper, Inc. in the Real Estate category.

Lipper Science and Technology Funds Average

Funds that by portfolio practice invest at least 65% of their equity portfolio in science and technology stocks. The Lipper Science & Technology Funds Average represents the average performance of 301 mutual funds classified by Lipper, Inc. in the Science & Technology category.

Lipper Short Investment Grade Debt Funds Average

Funds that by portfolio practice invest at least 65% of their assets in investment grade debt issues (rated in the top four grades) with dollar-weighted average maturities of one to five years. The Lipper Short Investment Grade Debt Funds Average represents the average performance of 218 mutual funds classified by Lipper, Inc. in the Short Investment Grade Debt category.

Lipper Small-Cap Core Funds Average

Funds that by portfolio practice invest at least 75% of their equity assets in companies with market capitalizations (on a three-year weighted basis) less than 300% of the dollar-weighted median of the smallest 500 of the middle 1,000 securities of the S&P 1500 Index. Small-cap core funds have more latitude in the companies which they invest. These funds typically have an average price-to-earnings ratio, price-to-book ratio and three-year earnings growth figure compared to the S&P SmallCap 600 Index. The Lipper Small-Cap Core Funds Average represents the average performance of 616 mutual funds classified by Lipper, Inc. in the Small-Cap Core category.

Lipper Small-Cap Growth Funds Average

Funds that by portfolio practice invest at least 75% of their equity assets in companies with market capitalizations (on a three-year weighted basis) less than 250% of the dollar-weighted median of the smallest 500 of the middle 1,000 securities of the S&P 1500 Index. Small-cap growth funds typically have an above-average price-to-earnings ratio, price-to-book ratio and three-year earnings growth figure compared to the S&P SmallCap 600 Index. The Lipper Small-Cap Growth Funds Average represents the average performance of 535 mutual funds classified by Lipper, Inc. in the Small-Cap Growth category.

MESSAGE TO SHAREHOLDERS

Dear Shareholder:

The fiscal year ended March 31, 2006 was a positive one for Old Mutual Advisor Funds II and ultimately the financial markets. Ongoing speculation regarding the direction of oil prices and interest rates led to a difficult, event-driven environment, as investors grappled with conflicting fears of higher inflation and economic slowdown. These concerns were further exacerbated amid devastating natural disasters, among the costliest in U.S. history, as well as persistent geopolitical tensions, protracted monetary tightening and the appointment of a new Federal Reserve chairman.

Despite these challenges, economic expansion and corporate earnings proved resilient, as evidenced by strong fiscal-year gains across all the major market averages. While energy sector performance was a clear standout, other areas recorded impressive results, including industrials, materials and technology issues, in addition to REITs (Real Estate Investment Trusts) and growth-oriented investments.

We are pleased to report that the performance of the Old Mutual Advisor Funds II portfolios reflected this strength. For more complete information, we invite you to refer to the following pages, which discuss the Funds' individual activities and returns in greater detail.

We are also pleased to announce the implementation of a series of strategic improvements aimed at enhancing Fund management and lowering overall expenses. In doing so, we are committed to providing a beneficial shareholder experience that is consistent with your investment goals.

These changes included Old Mutual Capital, Inc. being appointed as investment advisor effective January 1, 2006. Fund names were changed to reflect this new relationship and more closely align the Funds with Old Mutual Capital and its parent, Old Mutual Asset Management.

At the same time, the Board and Old Mutual Capital identified and shareholders have since approved several new sub-advisors to assume portfolio management roles for certain Funds. Outstanding managers known for their consistency, depth and stability were selected, many of which otherwise would be available only to institutional or high net worth investors. Additionally, certain Funds now employ a multi-manager approach, creating, in our view, unique, risk-managed offerings for our shareholders.

With the integration of these new sub-advisors, we look forward to the coming fiscal year with optimism and confidence. Although none of us has a crystal ball, we believe these improvements make the Funds more competitive and position them to better navigate the environment ahead. As always, we thank you for your continued investment.

Sincerely,

/s/ David J. Bullock

David J. Bullock
PRESIDENT
OLD MUTUAL ADVISOR FUNDS II    [PHOTO OF DAVID J. BULLOCK]

OLD MUTUAL ANALYTIC U.S. LONG/SHORT FUND
--------------------------------------------------------------------------------

MANAGEMENT OVERVIEW
Sub-Advisor: Analytic Investors, Inc.

--------------------------------------------------------------------------------
PERFORMANCE HIGHLIGHTS
--------------------------------------------------------------------------------

o STOCKS WITH ABOVE-AVERAGE PROJECTED EARNINGS GROWTH AND HIGH HISTORICAL EARNINGS-TO-PRICE RATIOS PERFORMED WELL, AS DID STOCKS WITH STRONG PRICE MOMENTUM.

o AN EMPHASIS ON HIGHER-THAN-AVERAGE SALES TO PRICE CHARACTERISTICS WEAKENED PERFORMANCE DURING THE PERIOD, AS DID THE CONTINUED EMPHASIS ON HIGHER QUALITY STOCKS, AS LOWER QUALITY STOCKS OUTPERFORMED.

o WE BELIEVE THE FUND WAS PROPERLY POSITIONED AND BENEFITED FROM INVESTOR EMPHASIS ON CERTAIN VALUATION CHARACTERISTICS DURING THE PERIOD.

Q.    How did the Fund perform relative to its benchmarks?

A. For the fiscal year ended March 31, 2006, the Old Mutual Analytic U.S. Long/Short Fund Class Z shares returned 11.16%, falling slightly short of the 11.73% return posted by its benchmark, the S&P 500 Index, as well as the 11.63% return of its peer group, the Lipper Large-Cap Core Funds Average. Performance for all share classes can be found on page 8.

Q.    What investment environment did the Fund face during the fiscal year?

A. Despite potentially worrisome increases in interest rates, energy costs and commodity prices, investors reacted favorably to continued growth in corporate profits, pushing equity market indexes higher during the fiscal year. Although the period was marked by uncertainty surrounding the long-term economic impact of Hurricanes Katrina and Rita, the effects of higher energy costs on consumer spending, and the Federal Reserve's prolonged hawkish stance on inflation, stocks endured these shocks, while recording solid gains.

Q.    Which market factors influenced the Fund's relative performance?

A. The Fund's investment process is based on the premise that investor behavior changes, but changes slowly and is persistent from month to month. Investment behavior observed during the fiscal year was fairly consistent with that observed over the past three years. For example, stocks with above-average projected earnings growth and high historical earnings-to-price ratios performed well. In addition, stocks with strong price momentum continued to move higher and stocks with above-average trading volumes underperformed. The Fund was positioned to and benefited from investor emphasis on these characteristics.

      However, an emphasis on certain valuation characteristics produced mixed results during the period. An overweight to companies with higher-than-average sales to price weakened performance as investors penalized this measure of valuation. The continued emphasis on certain quality characteristics negatively impacted results, as lower quality stocks outperformed higher quality stocks during the period.

Q.    How did portfolio composition affect Fund performance?

A. Because the Fund is sector neutral relative to the benchmark index, stock selection is typically the driving force behind investment returns. Leading individual contributors to Fund performance during the period included managed care company Cigna, residential homebuilder KB Home and natural gas distributor TXU. Meanwhile, primary detractors during the period included Walt Disney (no longer a Fund holding), Dell and Johnson & Johnson.

      During the fiscal year, top-performing holdings included an overweight position in Darden Restaurants, parent to Olive Garden and Red Lobster, which rallied after reporting better-than-expected quarterly earnings and an improved outlook for the year. Another strong performer was an overweight position in Archer-Daniels-Midland which rallied on rising demand for ethanol. Caterpillar also contributed, as the stock rallied after reports of stronger than expected fourth quarter earnings, as did Cardinal Health, citing strong demand for the company's products and services as well as solid earnings.

Analytic U.S. Long/Short Fund

      Among the Fund's principal detractors during the second half of the fiscal year was an overweight position in Fortune Brands, which moved lower following a 59% plunge in third-quarter net income. Also detracting from performance was H&R Block, which fell on reports of a lawsuit file by New York Attorney General Eliot Spitzer, as well as a long position in Amazon.com, as the stock continued the bumpy ride, reflecting Wall Street's ambivalence with its long-term development strategy which included increased cost structures.

Q.    What is the investment outlook for the domestic equity market?

A. Analytic's process is based on the belief that there is persistency in the types of characteristics investors prefer. The Fund is positioned towards stocks with above-average sales to price and recent earnings growth, while de-emphasizing stocks with higher-than-average dividend yields and trading volume.

THE OLD MUTUAL ANALYTIC U.S. LONG/SHORT FUND WAS PREVIOUSLY KNOWN AS THE ANALYTIC DISCIPLINED EQUITY FUND. CLASS Z SHARES WERE PREVIOUSLY DESIGNATED AS PBHG SHARES. THE OLD MUTUAL ANALYTIC U.S. LONG/SHORT FUND'S NAME CHANGE REFLECTS CHANGES IN THE FUND'S INVESTMENT STRATEGY, WHICH INCLUDE THE SUB-ADVISOR'S ABILITY TO INVEST IN BOTH LONG AND SHORT POSITIONS IN AN EFFORT TO POTENTIALLY ENHANCE RETURNS AND REDUCE VOLATILITY.

THERE ARE RISKS ASSOCIATED WITH SELLING SHORT, INCLUDING THE RISK THAT THE FUND MAY HAVE TO COVER ITS SHORT POSITIONS AT A HIGHER PRICE THAN THE SHORT PRICE, RESULTING IN A LOSS. THE FUND'S LOSS ON A SHORT SALE IS POTENTIALLY UNLIMITED AS A LOSS OCCURS WHEN THE VALUE OF A SECURITY SOLD SHORT INCREASES.

--------------------------------------------------------------------------------
TOP TEN COMMON STOCK HOLDINGS AS OF MARCH 31, 2006 (UNAUDITED)
--------------------------------------------------------------------------------
Exxon Mobil                                                                 5.6%
--------------------------------------------------------------------------------
Johnson & Johnson                                                           3.0%
--------------------------------------------------------------------------------
General Electric                                                            2.9%
--------------------------------------------------------------------------------
International Business Machines                                             2.9%
--------------------------------------------------------------------------------
Wells Fargo                                                                 2.7%
--------------------------------------------------------------------------------
Metlife                                                                     2.7%
--------------------------------------------------------------------------------
Home Depot                                                                  2.6%
--------------------------------------------------------------------------------
Cardinal Health                                                             2.4%
--------------------------------------------------------------------------------
JPMorgan Chase                                                              2.3%
--------------------------------------------------------------------------------
McKesson                                                                    2.2%
--------------------------------------------------------------------------------
As a % of Total Fund Investments in Common Stock*                          29.3%
--------------------------------------------------------------------------------

*     Top Ten holdings are all long positions.

                                                   Analytic U.S. Long/Short Fund

--------------------------------------------------------------------------------

PERFORMANCE AND PORTFOLIO SUMMARY

Average Annual Total Return as of March 31, 2006
--------------------------------------------------------------------------------

                                                    One    Annualized   Annualized   Annualized   Annualized
                                      Inception    Year      3 Year       5 Year       10 Year     Inception
                                         Date     Return     Return       Return       Return       to Date
------------------------------------------------------------------------------------------------------------
Class Z*                              07/01/93    11.16%     17.50%        3.43%        9.52%       10.75%
Class A with load                     07/31/03     4.55%      n/a           n/a          n/a        10.00%
Class A without load                  07/31/03    10.97%      n/a           n/a          n/a        12.48%
Class C with load                     07/31/03     9.16%      n/a           n/a          n/a        11.63%
Class C without load                  07/31/03    10.16%      n/a           n/a          n/a        11.63%
S&P 500 Index                         07/01/93    11.73%     17.22%        3.97%        8.95%       10.67%
Lipper Large-Cap Core Funds Average   06/30/93    11.63%     15.46%        2.57%        7.31%        9.16%
------------------------------------------------------------------------------------------------------------

Past performance is not a guarantee of future results. Information about these performance results and the comparative indexes can be found on pages 1-4.

* Data prior to January 11, 2002 includes performance of a predecessor fund. The predecessor fund was managed by Analytic and had investment goals, strategies and policies that were substantially similar to the Fund.

Prior to March 2006, the Fund did not take short positions as part of its main investment strategies and the Fund's performance prior to March, 2006 may not be indicative of how it will perform in the future.

Value of a $10,000 Investment
--------------------------------------------------------------------------------


[LINE CHART OMITTED, PLOT POINTS FOLLOWS]



                       OLD MUTUAL
              ANALYTIC U.S. LONG/               S&P          LIPPER LARGE-CAP
               SHORT FUND-CLASS Z         500 INDEX        CORE FUNDS AVERAGE
              -------------------         ---------        ------------------
 7/1/1993          $10,000                  $10,000             $10,000
3/31/1994          $10,078                  $10,330             $10,337
3/31/1995          $11,303                  $11,939             $11,525
3/31/1996          $14,802                  $15,771             $14,936
3/31/1997          $17,505                  $18,897             $17,281
3/31/1998          $26,147                  $27,968             $24,750
3/31/1999          $31,946                  $33,131             $28,182
3/31/2000          $37,429                  $39,075             $33,445
3/31/2001          $31,043                  $30,605             $26,835
3/31/2002          $31,825                  $30,678             $26,507
3/31/2003          $22,649                  $23,082             $19,768
3/31/2004          $30,463                  $31,188             $26,068
3/31/2005          $33,050                  $33,274             $27,238
3/31/2006          $36,738                  $37,176             $30,398



Past performance is not a guarantee of future results. The graph above compares an investment made in the Fund's Class Z shares on the inception date of July 1, 1993 to an investment made in an unmanaged securities index on that date and a mutual fund average composite. Performance for the Fund's other share classes will vary due to differences in charges and expenses. The Fund's performance in this chart and the performance table assumes reinvestment of dividends and capital gain distributions but does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. The chart assumes $10,000 invested in the Lipper Large-Cap Core Funds Average on June 30, 1993.

Sector Weightings as of March 31, 2006 -- % of Total Fund Investments
(Unaudited)
--------------------------------------------------------------------------------

                                   [PIE CHART]

Basic Materials                                                             (2%)
Cash                                                                        (2%)
Consumer Cyclical                                                          (13%)
Consumer Non-Cyclical                                                       (6%)
Energy                                                                     (10%)
Financial                                                                  (20%)
Health Care                                                                (14%)
Industrial                                                                 (11%)
Services                                                                    (5%)
Technology                                                                 (12%)
Transportation                                                              (2%)
Utilities                                                                   (3%)

STATEMENT OF NET ASSETS
AS OF MARCH 31, 2006

--------------------------------------------------------------------------------
                                                                      Market
Description                                                Shares    Value (000)


--------------------------------------------------------------------------------
Common Stock -- 114.0%
Basic Materials -- 2.4%
Building & Construction Products-Miscellaneous -- 0.2%
USG*                                                          663   $        63
                                                                    ------------
                                                                             63
--------------------------------------------------------------------------------
Chemicals-Diversified -- 0.5%
Celanese, Cl A                                              5,104           107
Dow Chemical                                                  926            38
                                                                    ------------
                                                                            145
--------------------------------------------------------------------------------
Chemicals-Specialty -- 0.3%
Hercules*                                                   5,610            77
                                                                    ------------
                                                                             77
--------------------------------------------------------------------------------
Coatings/Paint -- 0.2%
RPM International                                           3,842            69
                                                                    ------------
                                                                             69
Gold Mining -- 1.1%
Newmont Mining                                              5,727           297
                                                                    ------------
                                                                            297
--------------------------------------------------------------------------------
Rubber-Tires -- 0.1%
Goodyear Tire & Rubber*                                     2,435            35
                                                                    ------------
                                                                             35
                                                                    ------------
Total Basic Materials (Cost $634)                                           686
--------------------------------------------------------------------------------
Consumer Cyclical -- 14.7%
Apparel Manufacturers -- 1.2%
VF                                                          6,003           341
                                                                    ------------
                                                                            341
--------------------------------------------------------------------------------
Auto/Truck Parts & Equipment-Original -- 0.8%
Johnson Controls                                            2,630           200
TRW Automotive Holdings*                                    1,300            30
                                                                    ------------
                                                                            230
--------------------------------------------------------------------------------
Building-Residential/Commercial -- 1.1%
KB Home                                                     2,461           160
NVR*                                                          190           140
                                                                    ------------
                                                                            300
--------------------------------------------------------------------------------
Cable TV -- 2.4%
Cablevision Systems, Cl A*                                  2,791            75
DIRECTV Group* (B)                                         19,343           317
EchoStar Communications, Cl A*                              9,917           296
                                                                    ------------
                                                                            688
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                                                      Market
Description                                                Shares   Value (000)
--------------------------------------------------------------------------------
Distribution/Wholesale -- 1.6%
Ingram Micro, Cl A*                                        11,994   $       240
Tech Data*                                                  5,412           200
                                                                    ------------
                                                                            440
--------------------------------------------------------------------------------
E-Commerce/Products -- 0.5%
Amazon.com*                                                 4,046           148
                                                                    ------------
                                                                            148
--------------------------------------------------------------------------------
Hotels & Motels -- 1.3%
Marriott International, Cl A                                5,519           379
                                                                    ------------
                                                                            379
--------------------------------------------------------------------------------
Leisure & Rec Products -- 0.4%
Brunswick                                                   2,895           112
                                                                    ------------
                                                                            112
--------------------------------------------------------------------------------
Retail-Apparel/Shoe -- 0.2%
Men's Wearhouse                                               885            32
Nordstrom                                                     820            32
                                                                    ------------
                                                                             64
--------------------------------------------------------------------------------
Retail-Building Products -- 3.0%
Home Depot (B)                                             19,838           839
                                                                    ------------
                                                                            839
--------------------------------------------------------------------------------
Retail-Discount -- 1.2%
Target                                                      5,780           301
Wal-Mart Stores                                               614            29
                                                                    ------------
                                                                            330
--------------------------------------------------------------------------------
Retail-Restaurants -- 0.7%
Darden Restaurants (B)                                      4,443           182
Yum! Brands                                                   551            27
                                                                    ------------
                                                                            209
--------------------------------------------------------------------------------
Toys -- 0.3%
Hasbro                                                      3,326            70
                                                                    ------------
                                                                             70
                                                                    ------------
Total Consumer Cyclical (Cost $4,023)                                     4,150
--------------------------------------------------------------------------------
Consumer Non-Cyclical -- 5.8%
Agricultural Operations -- 2.0%
Archer-Daniels-Midland (B)                                 16,649           560
                                                                    ------------
                                                                            560
--------------------------------------------------------------------------------
Consumer Products-Miscellaneous -- 1.4%
Clorox                                                        683            41
Fortune Brands (B)                                          4,261           344
                                                                    ------------
                                                                            385
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

STATEMENT OF NET ASSETS
AS OF MARCH 31, 2006

--------------------------------------------------------------------------------
                                                                       Market
Description                                                Shares   Value (000)
--------------------------------------------------------------------------------
Food-Meat Products -- 0.6%
Smithfield Foods*                                           1,621   $        48
Tyson Foods, Cl A                                           9,456           130
                                                                    ------------
                                                                            178

--------------------------------------------------------------------------------
Food-Retail -- 1.6%
Kroger*                                                     4,828            98
Safeway                                                    14,295           359
                                                                    ------------
                                                                            457
--------------------------------------------------------------------------------
Poultry -- 0.2%
Pilgrim's Pride                                             2,953            64
                                                                    ------------
                                                                             64
                                                                    ------------
Total Consumer Non-Cyclical (Cost $1,449)                                 1,644
--------------------------------------------------------------------------------
Energy -- 12.8%
Coal -- 0.6%
Consol Energy                                               2,114           157
                                                                    ------------
                                                                            157
--------------------------------------------------------------------------------
Oil Comp-Exploration & Production -- 0.4%
Burlington Resources                                          591            54
Devon Energy                                                  726            45
                                                                    ------------
                                                                             99
--------------------------------------------------------------------------------
Oil Companies-Integrated -- 10.8%
Chevron (B)                                                 5,267           305
ConocoPhillips                                              3,183           201
Exxon Mobil (B)                                            30,448         1,853
Marathon Oil                                                3,323           253
Occidental Petroleum                                        4,948           459
                                                                    ------------
                                                                          3,071
--------------------------------------------------------------------------------
Oil Field Machinery & Equipment -- 0.3%
Dresser-Rand Group*                                         2,333            58
FMC Technologies*                                             790            40
                                                                    ------------
                                                                             98
--------------------------------------------------------------------------------
Oil Refining & Marketing -- 0.2%
Valero Energy                                                 998            60
                                                                    ------------
                                                                             60
--------------------------------------------------------------------------------
Oil-Field Services -- 0.5%
Halliburton                                                 2,098           153
                                                                    ------------
                                                                            153
                                                                    ------------
Total Energy (Cost $3,182)                                                3,638
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                                                       Market
Description                                                Shares   Value (000)
--------------------------------------------------------------------------------
Financial -- 24.0%
Commercial Banks-Eastern US -- 0.1%
North Fork Bancorporation                                     952   $        27
                                                                    ------------
                                                                             27
--------------------------------------------------------------------------------
Finance-Commercial -- 0.7%
CapitalSource                                               8,555           213
                                                                    ------------
                                                                            213
--------------------------------------------------------------------------------
Finance-Investment Banker/Broker -- 6.6%
Citigroup                                                   8,332           394
JPMorgan Chase (B)                                         18,403           766
Merrill Lynch (B)                                           9,166           722
                                                                    ------------
                                                                          1,882
--------------------------------------------------------------------------------
Finance-Mortgage Loan/Banker -- 0.6%
Countrywide Financial                                       1,104            41
Freddie Mac                                                 2,102           128
                                                                    ------------
                                                                            169
--------------------------------------------------------------------------------
Insurance Brokers -- 0.5%
AON                                                         3,589           149
                                                                    ------------
                                                                            149
--------------------------------------------------------------------------------
Life/Health Insurance -- 0.6%
Cigna                                                         768           100
Prudential Financial                                          740            56
                                                                    ------------
                                                                            156
--------------------------------------------------------------------------------
Multi-Line Insurance -- 5.9%
CNA Financial*                                              1,276            41
Hartford Financial                                          1,706           137
Loews (B)                                                   5,124           519
Metlife (B)                                                18,426           891
Safeco                                                      1,766            89
                                                                    ------------
                                                                          1,677
--------------------------------------------------------------------------------
Property/Casualty Insurance -- 2.1%
First American                                              6,543           256
Philadelphia Consolidated Holding*                          2,093            71
St Paul Travelers                                           6,361           266
                                                                    ------------
                                                                            593
--------------------------------------------------------------------------------
REITs-Hotels -- 0.8%
Host Marriott                                              10,119           217
                                                                    ------------
                                                                            217
--------------------------------------------------------------------------------
REITs-Office Property -- 0.4%
Crescent Real Estate Equity                                 5,141           108
                                                                    ------------
                                                                            108
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                                                       Market
Description                                                Shares   Value (000)
--------------------------------------------------------------------------------
Super-Regional Banks-US -- 5.7%
Bank of America                                             2,376   $       108
US Bancorp                                                  1,038            32
Wachovia (B)                                               10,449           586
Wells Fargo (B)                                            13,958           891
                                                                    ------------
                                                                          1,617
                                                                    ------------
Total Financial (Cost $6,544)                                             6,808
--------------------------------------------------------------------------------
Health Care -- 15.3%
Health Care Cost Containment -- 2.6%
McKesson (B)                                               13,984           729
                                                                    ------------
                                                                            729
--------------------------------------------------------------------------------
Hospital Beds/Equipment -- 0.1%
Kinetic Concepts*                                             704            29
                                                                    ------------
                                                                             29
--------------------------------------------------------------------------------
Medical Instruments -- 0.4%
Edwards Lifesciences*                                       1,795            78
Guidant                                                       495            39
                                                                    ------------
                                                                            117
--------------------------------------------------------------------------------
Medical Products -- 4.7%
Henry Schein*                                               6,615           316
Johnson & Johnson (B)                                      16,886         1,000
                                                                    ------------
                                                                          1,316
--------------------------------------------------------------------------------
Medical-Biomedical/Genetic -- 0.4%
Amgen*                                                      1,523           111
                                                                    ------------
                                                                            111
--------------------------------------------------------------------------------
Medical-HMO -- 1.9%
Coventry Health Care*                                         816            44
Health Net*                                                 5,995           305
Humana*                                                     3,779           199
                                                                    ------------
                                                                            548
--------------------------------------------------------------------------------
Medical-Wholesale Drug Distributors -- 4.2%
AmerisourceBergen (B)                                       7,957           384
Cardinal Health (B)                                        10,727           799
                                                                    ------------
                                                                          1,183
--------------------------------------------------------------------------------
Optical Supplies -- 0.4%
Bausch & Lomb                                               1,632           104
                                                                    ------------
                                                                            104
--------------------------------------------------------------------------------
Pharmacy Services -- 0.6%
Medco Health Solutions*                                     3,215           184
                                                                    ------------
                                                                            184
                                                                    ------------
Total Health Care (Cost $3,756)                                           4,321
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                                                       Market
Description                                                Shares    Value (000)
--------------------------------------------------------------------------------
Industrial -- 11.8%
Aerospace/Defense -- 2.3%
Boeing (B)                                                  6,833   $       532
Lockheed Martin                                             1,538           116
                                                                    ------------
                                                                            648
--------------------------------------------------------------------------------
Airlines -- 0.6%
AMR*                                                        6,171           167
                                                                    ------------
                                                                            167
--------------------------------------------------------------------------------
Distribution/Wholesale -- 1.2%
W.W. Grainger                                               4,502           339
                                                                    ------------
                                                                            339
--------------------------------------------------------------------------------
Diversified Manufacturing Operations -- 3.4%
Brink's                                                       552            28
General Electric (B)                                       27,202           946
                                                                    ------------
                                                                            974
--------------------------------------------------------------------------------
Electronic Parts Distribution -- 0.8%
Avnet*                                                      8,423           214
                                                                    ------------
                                                                            214
--------------------------------------------------------------------------------
Engineering/R & D Services -- 0.1%
Fluor                                                         364            31
                                                                    ------------
                                                                             31
--------------------------------------------------------------------------------
Instruments-Scientific -- 0.4%
Fisher Scientific International*                            1,645           112
                                                                    ------------
                                                                            112
--------------------------------------------------------------------------------
Machinery-Construction & Mining -- 2.4%
Caterpillar (B)                                             6,777           487
Terex*                                                      2,474           196
                                                                    ------------
                                                                            683
--------------------------------------------------------------------------------
Metal Processors & Fabricators -- 0.3%
Timken                                                      2,521            81
                                                                    ------------
                                                                             81
--------------------------------------------------------------------------------
Tools-Hand Held -- 0.3%
Black & Decker                                                990            86
                                                                    ------------
                                                                             86
                                                                    ------------
Total Industrial (Cost $3,026)                                            3,335
--------------------------------------------------------------------------------
Services -- 6.6%
Cellular Telecommunications -- 0.3%
US Cellular*                                                1,558            93
                                                                    ------------
                                                                             93
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

STATEMENT OF NET ASSETS
AS OF MARCH 31, 2006

--------------------------------------------------------------------------------
                                                                      Market
Description                                                Shares   Value (000)
--------------------------------------------------------------------------------
Commercial Services -- 0.3%
Convergys*                                                  4,766   $        87
                                                                    ------------
                                                                             87
--------------------------------------------------------------------------------
Commercial Services-Finance -- 2.0%
Deluxe                                                      5,419           142
H&R Block (B)                                              19,697           426
                                                                    ------------
                                                                            568
--------------------------------------------------------------------------------
Computer Services -- 0.5%
Electronic Data Systems                                     5,006           134
                                                                    ------------
                                                                            134
--------------------------------------------------------------------------------
Diversified Operations/Commercial Services -- 0.3%
Aramark, Cl B                                               2,472            73
                                                                    ------------
                                                                             73
--------------------------------------------------------------------------------
Human Resources -- 0.1%
Manpower                                                      688            39
                                                                    ------------
                                                                             39
--------------------------------------------------------------------------------
Telephone-Integrated -- 3.1%
AT&T                                                        1,486            40
BellSouth                                                   3,538           123
Qwest Communications International*                         9,590            65
Sprint (B)                                                 22,229           575
Telephone & Data Systems                                    1,826            72
                                                                    ------------
                                                                            875
                                                                    ------------
Total Services (Cost $1,712)                                              1,869
--------------------------------------------------------------------------------
Technology -- 15.1%
Applications Software -- 1.3%
Intuit*                                                     1,843            98
Microsoft                                                   9,535           259
                                                                    ------------
                                                                            357
--------------------------------------------------------------------------------
Computer Aided Design -- 0.3%
Autodesk                                                    1,796            69
Parametric Technology*                                      1,758            29
                                                                    ------------
                                                                             98

--------------------------------------------------------------------------------
Computers -- 6.9%
Apple Computer*                                             2,950           185
Dell*                                                       5,403           161
Hewlett-Packard (B)                                        20,401           671
International Business Machines (B)                        11,380           939
                                                                    ------------
                                                                          1,956
--------------------------------------------------------------------------------
Electronic Components-Miscellaneous -- 0.1%
Jabil Circuit*                                                846            36
                                                                    ------------
                                                                             36
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                                                      Market
Description                                                Shares   Value (000)
--------------------------------------------------------------------------------
Electronic Components-Semiconductors -- 4.4%
Advanced Micro Devices*                                       853   $        28
Agere Systems*                                             14,419           217
Freescale Semiconductor, Cl B*                              3,904           109
Intel (B)                                                  21,352           413
Nvidia*                                                     1,172            67
Texas Instruments                                          12,683           412
                                                                    ------------
                                                                          1,246
--------------------------------------------------------------------------------
Electronic Parts Distribution -- 1.3%
Arrow Electronics*                                         11,220           362
                                                                    ------------
                                                                            362
--------------------------------------------------------------------------------
Wireless Equipment -- 0.8%
Motorola                                                    9,548           219
                                                                    ------------
                                                                            219
                                                                    ------------
Total Technology (Cost $4,007)                                            4,274
--------------------------------------------------------------------------------
Transportation -- 2.3%
Transport-Services -- 0.7%
FedEx                                                       1,858           210
                                                                    ------------
                                                                            210
--------------------------------------------------------------------------------
Transport-Truck -- 0.4%
JB Hunt Transport Services                                  4,970           107
                                                                    ------------
                                                                            107

--------------------------------------------------------------------------------
Transport-Rail -- 1.2%
CSX                                                         1,323            79
Norfolk Southern                                            4,572           247
                                                                    ------------
                                                                            326
                                                                    ------------
Total Transportation (Cost $455)                                            643
--------------------------------------------------------------------------------
Utilities -- 3.2%
Electric-Generation -- 0.8%
AES*                                                       13,372           228
                                                                    ------------
                                                                            228
--------------------------------------------------------------------------------
Electric-Integrated -- 1.7%
Centerpoint Energy                                          4,546            54
Constellation Energy Group                                    567            31
Edison International                                        4,393           181
Pepco Holdings                                              4,622           105
Public Service Enterprise Group                               530            34
TXU                                                         2,038            91
                                                                    ------------
                                                                            496
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                                      Shares/Face      Market
Description                                          Amount (000)   Value (000)
--------------------------------------------------------------------------------
Gas-Distribution -- 0.7%
Energen                                                     1,853   $        65
Nicor                                                       1,648            65
UGI                                                         2,735            58
                                                                    ------------
                                                                            188
                                                                    ------------
Total Utilities (Cost $803)                                                 912
--------------------------------------------------------------------------------
Total Common Stock (Cost $29,591)                                        32,280
--------------------------------------------------------------------------------
U.S. Treasury Obligations -- 0.6%
U.S. Treasury Bill (C) (D)
   4.568%, 07/27/06                                  $        150           148
                                                                    ------------
Total U.S. Treasury Obligations (Cost $148)                                 148
--------------------------------------------------------------------------------
Warrants -- 0.0%
Lucent Technologies, Expires 12/10/07*                      8,891             6
                                                                    ------------
Total Warrants (Cost $--)                                                     6
--------------------------------------------------------------------------------
Repurchase Agreement -- 1.5%
Deutsche Bank
   4.650%, dated 03/31/06, to be
   repurchased on 04/03/06, repurchase
   price $437,472 (collateralized by an FHLB
   mortgage obligation, par value
   $455,000, 4.625%, 02/18/11, total
   market value $446,994)(A)                         $        437           437
                                                                    ------------
Total Repurchase Agreement (Cost $437)                                      437
--------------------------------------------------------------------------------
Total Investments -- 116.1% (Cost $30,176)                               32,871
--------------------------------------------------------------------------------
Securities Sold Short -- (19.1)%
Basic Materials -- (0.9)%
Chemicals-Diversified -- (0.4)%
Rohm & Haas                                                (2,228)         (109)
                                                                    ------------
                                                                           (109)
--------------------------------------------------------------------------------
Chemicals-Specialty -- (0.5)%
Cabot                                                      (2,727)          (92)
Cytec Industries                                             (494)          (30)
                                                                    ------------
                                                                           (122)
                                                                    ------------
Total Basic Materials (Proceeds $(242))                                    (231)
--------------------------------------------------------------------------------
Consumer Cyclical -- (2.1)%
Casino Hotels -- (0.2)%
Las Vegas Sands*                                             (761)          (43)
                                                                    ------------
                                                                            (43)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                                                       Market
Description                                                Shares   Value (000)
--------------------------------------------------------------------------------
Publishing-Newspapers -- (0.5)%
Dow Jones                                                  (2,318)  $       (91)
Lee Enterprises                                            (1,834)          (61)
                                                                    ------------
                                                                           (152)
--------------------------------------------------------------------------------
Radio -- (1.0)%
Westwood One                                               (2,877)          (32)
XM Satellite Radio Holdings, Cl A*                        (10,874)         (242)
                                                                    ------------
                                                                           (274)
--------------------------------------------------------------------------------
Retail-Apparel/Shoe -- (0.1)%
Claire's Stores                                            (1,156)          (42)
                                                                    ------------
                                                                            (42)
--------------------------------------------------------------------------------
Retail-Jewelry -- (0.1)%
Tiffany                                                      (801)          (30)
                                                                    ------------
                                                                            (30)
--------------------------------------------------------------------------------
Retail-Office Supplies -- (0.2)%
OfficeMax                                                  (1,485)          (45)
                                                                    ------------
                                                                            (45)
                                                                    ------------
Total Consumer Cyclical (Proceeds $(571))                                  (586)
--------------------------------------------------------------------------------
Consumer Non-Cyclical -- (0.1)%
Food-Confectionery -- (0.1)%
WM Wrigley Jr.                                               (436)          (28)
                                                                    ------------
                                                                            (28)
                                                                    ------------
Total Consumer Non-Cyclical (Proceeds $(28))                                (28)
--------------------------------------------------------------------------------
Energy -- (2.5)%
Oil Comp-Exploration & Production -- (0.6)%
Forest Oil*                                                (3,920)         (146)
Quicksilver Resources*                                       (827)          (32)
                                                                    ------------
                                                                           (178)
--------------------------------------------------------------------------------
Pipelines -- (1.9)%
Kinder Morgan                                              (5,893)         (542)
                                                                    ------------
                                                                           (542)
                                                                    ------------
Total Energy (Proceeds $(691))                                             (720)
--------------------------------------------------------------------------------
Financial -- (4.7)%
Finance-Other Services -- (0.2)%
Chicago Mercantile Exchange Holdings                         (143)          (64)
                                                                    ------------
                                                                            (64)
--------------------------------------------------------------------------------

OLD MUTUAL ANALYTIC U.S. LONG/SHORT FUND -- concluded
--------------------------------------------------------------------------------

STATEMENT OF NET ASSETS
AS OF MARCH 31, 2006

--------------------------------------------------------------------------------
                                                                      Market
Description                                                Shares   Value (000)
--------------------------------------------------------------------------------
Financial Guarantee Insurance -- (0.5)%
Ambac Financial Group                                      (1,337)  $      (106)
                                                                    ------------
                                                                           (106)
--------------------------------------------------------------------------------
Life/Health Insurance -- (0.1)%
Nationwide Financial, Cl A                                   (667)          (29)
                                                                    ------------
                                                                            (29)
--------------------------------------------------------------------------------
Real Estate Operation/Development -- (0.8)%
St. Joe                                                    (3,751)         (236)
                                                                    ------------
                                                                           (236)
--------------------------------------------------------------------------------
REITs-Mortgage -- (0.2)%
New Century Financial                                      (1,369)          (63)
                                                                    ------------
                                                                            (63)
--------------------------------------------------------------------------------
REITs-Shopping Centers -- (0.2)%
Realty Income                                              (2,342)          (57)
                                                                    ------------
                                                                            (57)
--------------------------------------------------------------------------------
S&L/Thrifts-Eastern US -- (2.7)%
Hudson City Bancorp                                       (40,323)         (536)
New York Community Bancorp                                (13,137)         (230)
                                                                    ------------
                                                                           (766)
                                                                    ------------
Total Financial (Proceeds $(1,273))                                      (1,321)
--------------------------------------------------------------------------------
Health Care -- (1.2)%
Diagnostic Equipment -- (0.1)%
Gen-Probe*                                                   (611)          (33)
                                                                    ------------
                                                                            (33)
--------------------------------------------------------------------------------
Medical-Hospitals -- (0.3)%
LifePoint Hospitals*                                       (2,250)          (70)
                                                                    ------------
                                                                            (70)
--------------------------------------------------------------------------------
Medical-Drugs -- (0.3)%
OSI Pharmaceuticals*                                       (2,991)          (96)
                                                                    ------------
                                                                            (96)
--------------------------------------------------------------------------------
Therapeutics -- (0.5)%
ImClone Systems*                                           (4,521)         (154)
                                                                    ------------
                                                                           (154)
                                                                    ------------
Total Health Care (Proceeds $(361))                                        (353)
--------------------------------------------------------------------------------
Industrial -- (0.8)%
Airlines -- (0.2)%
JetBlue Airways*                                           (4,306)          (46)
                                                                    ------------
                                                                            (46)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                                                       Market
Description                                                Shares   Value (000)
--------------------------------------------------------------------------------
Diversified Manufacturing Operations -- (0.1)%
SPX                                                          (598)  $       (32)
                                                                    ------------
                                                                            (32)
--------------------------------------------------------------------------------
Power Conversion/Supply Equipment -- (0.5)%
American Power Conversion                                  (6,217)         (144)
                                                                    ------------
                                                                           (144)
                                                                    ------------
Total Industrial (Proceeds $(200))                                         (222)
--------------------------------------------------------------------------------
Services -- (2.0)%
Commercial Services-Finance -- (0.5)%
Paychex                                                    (3,728)         (155)
                                                                    ------------
                                                                           (155)
--------------------------------------------------------------------------------
Human Resources -- (0.3)%
Monster Worldwide*                                         (1,445)          (73)
                                                                    ------------
                                                                            (73)
--------------------------------------------------------------------------------
Motion Pictures & Services -- (0.5)%
DreamWorks Animation, Cl A*                                (5,308)         (140)
                                                                    ------------
                                                                           (140)
--------------------------------------------------------------------------------
Research & Development -- (0.7)%
Pharmaceutical Product Development                         (5,722)         (198)
                                                                    ------------
                                                                           (198)

                                                                    ------------
Total Services (Proceeds $(528))                                           (566)
--------------------------------------------------------------------------------
Technology -- (3.5)%
Applications Software -- (0.3)%
Red Hat*                                                   (2,019)          (56)
Salesforce.com*                                              (877)          (32)
                                                                    ------------
                                                                            (88)
--------------------------------------------------------------------------------
Computers-Memory Devices -- (0.1)%
SanDisk*                                                     (657)          (38)
                                                                    ------------
                                                                            (38)
--------------------------------------------------------------------------------
Electronic Components-Miscellaneous -- (1.1)%
Gentex                                                    (17,760)         (310)
                                                                    ------------
                                                                           (310)
--------------------------------------------------------------------------------
Electronic Components-Semiconductors -- (0.7)%
PMC - Sierra*                                             (10,481)         (129)
QLogic*                                                    (3,556)          (69)
                                                                    ------------
                                                                           (198)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                                                       Market
Description                                                Shares   Value (000)
--------------------------------------------------------------------------------
Internet Infrastructure Software -- (0.6)%
F5 Networks*                                               (2,339)  $      (170)
                                                                    ------------
                                                                           (170)
--------------------------------------------------------------------------------
Networking Products -- (0.1)%
Juniper Networks*                                          (1,764)          (33)
                                                                    ------------
                                                                            (33)
--------------------------------------------------------------------------------
Semiconductor Components-Integrated Circuits -- (0.6)%
Linear Technology                                          (3,194)         (112)
Maxim Integrated Products                                  (1,468)          (55)
                                                                    ------------
                                                                           (167)
                                                                    ------------
Total Technology (Proceeds $(953))                                       (1,004)
--------------------------------------------------------------------------------
Transportation -- (0.7)%
Transport-Marine -- (0.7)%
Overseas Shipholding Group                                 (4,357)         (208)
                                                                    ------------
                                                                           (208)
                                                                    ------------
Total Transportation (Proceeds $(218))                                     (208)
--------------------------------------------------------------------------------
Utilities -- (0.6)%
Independent Power Producer -- (0.1)%
Reliant Energy*                                            (2,604)          (28)
                                                                    ------------
                                                                            (28)
--------------------------------------------------------------------------------
Water -- (0.5)%
Aqua America                                               (4,619)         (128)
                                                                    ------------
                                                                           (128)
                                                                    ------------
Total Utilities (Proceeds $(156))                                          (156)
--------------------------------------------------------------------------------
Total Securities Sold Short (Proceeds $(5,221))                          (5,395)
--------------------------------------------------------------------------------
Other Assets and Liabilities -- 3.0%
Payable for Investment Securities Purchased                                (311)
Payable for Management Fees                                                 (31)
Payable for Fund Shares Redeemed                                            (21)
Other Assets and Liabilities, Net                                         1,202
--------------------------------------------------------------------------------
Total Other Assets and Liabilities                                          839
--------------------------------------------------------------------------------
Net Assets -- 100.0%                                                $    28,315
================================================================================

--------------------------------------------------------------------------------
Description                                                         Value (000)
--------------------------------------------------------------------------------
Net Assets:

Paid-in-Capital ($0.001 par value)                                  $    40,633
Undistributed net investment income                                          41
Accumulated net realized loss on investments
   and securities sold short                                            (14,925)
Unrealized appreciation on investments
   and securities sold short                                              2,521
Unrealized appreciation on futures                                           45
                                                                    ------------
Net Assets                                                          $    28,315
================================================================================
Net Asset Value, Offering and Redemption
   Price Per Share -- Class Z
   ($27,770,850/2,373,055 shares)                                   $     11.70
================================================================================
Net Asset Value and Redemption
   Price Per Share -- Class A
   ($386,598/33,113 shares)                                         $     11.68
================================================================================
Maximum Offering
   Price Per Share -- Class A
   ($11.68/94.25%)                                                  $     12.39
================================================================================
Net Asset Value and Offering
   Price Per Share -- Class C+
   ($157,191/13,556 shares)                                         $     11.60
================================================================================

+ Class C shares have a contingent deferred sales charge. For a description of a possible sales charge, please see the Fund's prospectus.

*     Non-income producing security.

(A) -- Tri-party repurchase agreement

(B) -- All or a portion of the security has been pledged as collateral for securities sold short. See Note 2 on page 151.

(C) -- The rate reflected on the Statement of Net Assets represents the security's effective yield at time of purchase.

(D) -- All or a portion of the security has been pledged as collateral for open futures contracts. See Note 2 on page 151.

Cl  -- Class

FHLB -- Federal Home Loan Bank

HMO -- Health Maintenance Organization

R&D -- Research & Development

REITs -- Real Estate Investment Trusts

S&L -- Savings and Loan

Cost figures are shown with "000's" omitted.

Amounts designated as "--" are either $0 or have been rounded to $0.

The following futures contracts were open as of March 31, 2006:

--------------------------------------------------------------------------------
                                                                   Unrealized
Contract                                  Number of                Appreciation
Description                               Contracts   Expiration       (000)
--------------------------------------------------------------------------------
S&P 500 Composite
   Index -- Long                              8        June 2006    $        42
S&P 500 Composite
   E-Mini Index -- Short                     (5)       June 2006              3
                                                                    ------------
                                                                    $        45
================================================================================

The accompanying notes are an integral part of the financial statements.

OLD MUTUAL BARROW HANLEY VALUE FUND
--------------------------------------------------------------------------------

MANAGEMENT OVERVIEW
Sub-Advisor: Barrow, Hanley, Mewhinney & Strauss, Inc.

--------------------------------------------------------------------------------
PERFORMANCE HIGHLIGHTS
--------------------------------------------------------------------------------

o THE FUND'S RELATIVE UNDERWEIGHT IN THE ENERGY AND TECHNOLOGY SECTORS, AND LACK OF EXPOSURE TO REAL ESTATE INVESTMENT TRUSTS, HINDERED FUND PERFORMANCE.

o     A RELATIVE OVERWEIGHT POSITION IN CONSUMER STAPLES CONTRIBUTED TO RETURNS.

o BARROW HANLEY, THE FUND'S NEW SUB-ADVISOR, REPOSITIONED THE FUND, INCLUDING EXITING THE LOW-PROFITABILITY GROCERY GROUP AND ESTABLISHED MEDIA BUSINESS.

EFFECTIVE JANUARY 1, 2006, AFTER AN EXTENSIVE SEARCH BY THE FUND'S BOARD OF TRUSTEES AND OLD MUTUAL CAPITAL -- WITH THE ASSISTANCE OF AN INDEPENDENT INVESTMENT CONSULTANT RETAINED BY THE BOARD -- BARROW, HANLEY, MEWHINNEY & STRAUSS, INC. ("BARROW HANLEY") WAS APPOINTED SUB-ADVISOR TO THE FUND. THIS DISCUSSION INCLUDES AN ANALYSIS OF THE ACTIVITIES OF BOTH THE PRIOR SUB-ADVISOR AND THE NEW SUB-ADVISOR.

Q.    How did the Fund perform relative to its benchmarks?

A. For the fiscal year ended March 31, 2006, the Old Mutual Barrow Hanley Value Fund Class Z shares returned 4.69%, underperforming the 11.73% return of its benchmark, the S&P 500 Index, and the 12.98% gain of the Lipper Multi-Cap Value Funds Average. Performance for all share classes can be found on page 18.

Q.    What investment environment did the Fund face during the fiscal year?

A. Headline risk posed formidable challenges to equity markets during the fiscal year. Continued monetary tightening by the Federal Reserve and surging energy prices led to conflicting fears of higher inflation and economic slowdown, both of which were exacerbated by the effects of Hurricanes Katrina and Rita. As investors speculated on these and other event-driven pressures, stocks periodically experienced volatile swings.

      Despite these obstacles, underlying economic strength and robust corporate earnings provided a solid base of support for broad market gains. Equity markets proved increasingly resilient although the small- and mid-cap asset classes generally outperformed large-cap securities in which the Fund generally invests.

Q.    Which market factors influenced the Fund's relative performance?

A. A post-hurricane rally in the energy sector coupled with an investment environment favoring small- and medium-sized companies and economically sensitive sectors such as technology and real estate were primary factors affecting fiscal-year Fund performance. There were, however, occasional exceptions to this rule, as defensive-oriented sectors such as consumer staples benefited from storm-related supply-demand imbalances. Also impacting performance was the weak finish to 2005, when an inverted yield curve fueled recessionary concerns, reversing what had previously been a strong fall rally.

Q.    How did portfolio composition affect Fund performance?

A. Under the Fund's former sub-advisor, the Fund was underweight the strong performing energy and technology sectors relative to the benchmark. These underweight positions contributed to the Fund's underperformance during the period. A relative lack of exposure to real estate investment trusts also detracted from relative performance. In contrast, a relative overweight in consumer staples aided returns. Specific stocks that enhanced Fund performance included financial services company American Express; North American natural gas company El Paso; and grocery retailer, Kroger (no longer a Fund holding). Concentrated holdings that detracted from Fund performance included industrial conglomerate, Tyco International, as well as mortgage agencies, Freddie Mac and Fannie Mae.

Barrow Hanley Value Fund

      Fund performance was also impacted by the transition of portfolio management on January 1, 2006 to Barrow Hanley. The new sub-advisor restructured the Fund's portfolio; particularly noteworthy was the Fund's exit from the low-profitability grocery group as well as established media businesses facing changing industry dynamics.

      In their place, the Fund built positions in several new securities, including select health care companies, overweighting this sector relative to the benchmark which contributed to returns. Barrow Hanley's stock selection within the underweight information technology sector, including the recent addition of Nokia ADR, also contributed to returns.

      Certain holdings in the financial and industrials sectors detracted from returns during the last quarter. Barrow Hanley continues to evaluate these holdings as it finalizes its repositioning of the Fund. New holding, Bristol-Myers Squibb, as well as an existing holding, Pfizer, made notable contributions during the last quarter of the fiscal year.

Q.    What is the investment outlook for the value equity market?

A. Given continued robust fundamentals, interest rate increases have yet to exert a measurable impact on economic growth. The Federal Reserve is poised, as of the date of this writing, to raise rates beyond the projected 4.5% level and real borrowing costs remain below 3%. Nevertheless, elevated consumer credit levels and housing prices appear manageable. Corporate balance sheets are cash-rich and banks are strong, whereas higher-than-average job and wage growth in the housing and construction sectors has magnified their impact on aggregate results.

      Meanwhile, higher energy costs have not yet been disruptive to the economy with the exception of the lowest-quartile wage earners. However, if prices were to escalate due to geographic, seasonal or political challenges, the economy could become vulnerable.

THE OLD MUTUAL BARROW HANLEY VALUE FUND WAS PREVIOUSLY KNOWN AS THE OLD MUTUAL CLIPPER FOCUS FUND. CLASS Z SHARES WERE PREVIOUSLY DESIGNATED AS PBHG SHARES.

--------------------------------------------------------------------------------
TOP TEN COMMON STOCK HOLDINGS AS OF MARCH 31, 2006 (UNAUDITED)
--------------------------------------------------------------------------------

Pfizer                                                                     7.8%
--------------------------------------------------------------------------------
Altria Group                                                               7.0%
--------------------------------------------------------------------------------
El Paso                                                                    6.3%
--------------------------------------------------------------------------------
Merrill Lynch                                                              6.3%
--------------------------------------------------------------------------------
Freddie Mac                                                                6.1%
--------------------------------------------------------------------------------
Marsh & McLennan                                                           6.0%
--------------------------------------------------------------------------------
Wal-Mart Stores                                                            5.5%
--------------------------------------------------------------------------------
Capital One Financial                                                      4.3%
--------------------------------------------------------------------------------
Allstate                                                                   4.2%
--------------------------------------------------------------------------------
American Express                                                           4.2%
--------------------------------------------------------------------------------
As a % of Total Fund Investments in Common Stock                          57.7%
--------------------------------------------------------------------------------

                                                        Barrow Hanley Value Fund

--------------------------------------------------------------------------------

PERFORMANCE AND PORTFOLIO SUMMARY

Average Annual Total Return as of March 31, 2006
--------------------------------------------------------------------------------

                                                    One      Annualized   Annualized   Annualized
                                       Inception    Year       3 Year       5 Year     Inception
                                          Date     Return      Return       Return      to Date
--------------------------------------------------------------------------------------------------
Class Z*                                09/10/98     4.69%     14.60%        6.20%       11.36%
Advisor Class                           06/30/03     4.39%       n/a          n/a         8.26%
Class A with load                       07/31/03    (1.64)%      n/a          n/a         6.15%
Class A without load                    07/31/03     4.34%       n/a          n/a         8.54%
Class C with load                       07/31/03     2.59%       n/a          n/a         7.76%
Class C without load                    07/31/03     3.58%       n/a          n/a         7.76%
S&P 500 Index                           09/10/98    11.73%     17.22%        3.97%        5.37%
Lipper Multi-Cap Value Funds Average    08/31/98    12.98%     21.00%        7.45%        9.02%
--------------------------------------------------------------------------------------------------

Past performance is not a guarantee of future results. Information about these performance results and the comparative indexes can be found on pages 1-4.

* Data prior to December 14, 2001 includes performance of a predecessor fund, whose inception date was September 10, 1998. The predecessor fund had investment goals, strategies and policies that were substantially similar to the Fund.

Prior to January 1, 2006, the Fund was managed by a sub-advisor different than the Fund's current sub-advisor and the Fund's performance prior to January 1, 2006 may not be indicative of how it will perform in the future.

Value of a $10,000 Investment
--------------------------------------------------------------------------------


[LINE CHART OMITTED, PLOT POINTS FOLLOWS]

                        OLD MUTUAL
                     BARROW HANLEY               S&P           LIPPER MULTI-CAP
                VALUE FUND-CLASS Z         500 INDEX        VALUE FUNDS AVERAGE
9/10/1998                  $10,000           $10,000                   $10,000
3/31/1999                  $11,230           $13,227                   $12,263
3/31/2000                  $10,846           $15,600                   $13,167
3/31/2001                  $16,697           $12,218                   $13,890
3/31/2002                  $20,172           $12,248                   $14,794
3/31/2003                  $14,983           $ 9,215                   $11,329
3/31/2004                  $20,199           $12,451                   $16,109
3/31/2005                  $21,540           $13,284                   $17,713
3/31/2006                  $22,550           $14,842                   $20,013


Past performance is not a guarantee of future results. The graph above compares an investment made in the Fund's Class Z shares on the inception date of September 10, 1998 to an investment made in an unmanaged securities index on that date and a mutual fund average composite. Performance for the Fund's other share classes will vary due to differences in charges and expenses. The Fund's performance in this chart and the performance table assumes reinvestment of dividends and capital gain distributions but does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. The chart assumes $10,000 invested in the Lipper Multi-Cap Value Funds Average on August 31, 1998.

Sector Weightings as of March 31, 2006 -- % of Total Fund Investments
(Unaudited)
--------------------------------------------------------------------------------

                                   [PIE CHART]

Consumer Non-Cyclical                                                      (14)%
Energy                                                                     (10)%
Consumer Cyclical                                                           (5)%
Financial                                                                  (35)%
Health Care                                                                (17)%
Industrial                                                                  (3)%
Services                                                                    (6)%
Technology                                                                  (6)%
Utilities                                                                   (4)%

SCHEDULE OF INVESTMENTS
AS OF MARCH 31, 2006

--------------------------------------------------------------------------------
                                                                       Market
Description                                                Shares    Value (000)
--------------------------------------------------------------------------------
Common Stock -- 100.7%
Consumer Cyclical -- 5.6%
Retail-Discount -- 5.6%
Wal-Mart Stores                                            379,500   $   17,928
                                                                     ----------
                                                                         17,928

                                                                     ----------
Total Consumer Cyclical (Cost $17,373)                                   17,928
-------------------------------------------------------------------------------
Consumer Non-Cyclical -- 13.8%
Beverages-Non-Alcoholic -- 3.3%
Coca-Cola                                                  252,300       10,564
                                                                     ----------
                                                                         10,564
-------------------------------------------------------------------------------
Beverages-Wine/Spirits -- 1.8%
Diageo ADR                                                  93,100        5,905
                                                                     ----------
                                                                          5,905
-------------------------------------------------------------------------------
Tobacco -- 8.7%
Altria Group                                               321,000       22,746
Imperial Tobacco Group ADR                                  86,900        5,204
                                                                     ----------
                                                                         27,950

                                                                     ----------
Total Consumer Non-Cyclical (Cost $32,360)                               44,419
-------------------------------------------------------------------------------
Energy -- 10.1%
Oil Companies-Integrated -- 3.7%
Occidental Petroleum                                       130,400       12,081
                                                                     ----------
                                                                         12,081
-------------------------------------------------------------------------------
Pipelines -- 6.4%
El Paso                                                  1,704,200       20,536
                                                                     ----------
                                                                         20,536

                                                                     ----------
Total Energy (Cost $19,973)                                              32,617
-------------------------------------------------------------------------------
Financial -- 35.3%
Finance-Credit Card -- 8.5%
American Express                                           256,700       13,490
Capital One Financial                                      173,800       13,994
                                                                     ----------
                                                                         27,484
-------------------------------------------------------------------------------
Finance-Investment Banker/Broker -- 6.3%
Merrill Lynch                                              258,200       20,336
                                                                     ----------
                                                                         20,336
-------------------------------------------------------------------------------
Finance-Mortgage Loan/Banker -- 10.2%
Fannie Mae                                                 254,900       13,102
Freddie Mac                                                321,700       19,623
                                                                     ----------
                                                                         32,725
-------------------------------------------------------------------------------

-------------------------------------------------------------------------------
                                                                       Market
Description                                                Shares    Value (000)
--------------------------------------------------------------------------------
Insurance Brokers -- 6.1%
Marsh & McLennan                                           664,500   $   19,510
                                                                     ----------
                                                                         19,510
-------------------------------------------------------------------------------
Multi-Line Insurance -- 4.2%
Allstate                                                   260,800       13,590
                                                                     ----------
                                                                         13,590

                                                                     ----------
Total Financial (Cost $96,251)                                          113,645
-------------------------------------------------------------------------------
Health Care -- 16.7%
Medical-Drugs -- 15.0%
Bristol-Myers Squibb                                       394,300        9,704
Pfizer                                                   1,019,100       25,396
Wyeth                                                      269,100       13,057
                                                                     ----------
                                                                         48,157
-------------------------------------------------------------------------------
Medical-Hospitals -- 1.7%
HCA                                                        122,000        5,586
                                                                     ----------
                                                                          5,586

                                                                     ----------
Total Health Care (Cost $46,554)                                         53,743
-------------------------------------------------------------------------------
Industrial -- 3.5%
Aerospace/Defense -- 1.5%
Northrop Grumman                                            70,000        4,780
                                                                     ----------
                                                                          4,780
-------------------------------------------------------------------------------
Diversified Manufacturing Operations -- 2.0%
Tyco International                                         238,900        6,422
                                                                     ----------
                                                                          6,422

                                                                     ----------
Total Industrial (Cost $7,157)                                           11,202
-------------------------------------------------------------------------------
Services -- 6.3%
Advertising Agencies -- 0.1%
Interpublic Group*                                          28,721          274
                                                                     ----------
                                                                            274
-------------------------------------------------------------------------------
Computer Services -- 2.5%
Electronic Data Systems                                    302,000        8,103
                                                                     ----------
                                                                          8,103
-------------------------------------------------------------------------------
Telephone-Integrated -- 3.7%
Verizon Communications                                     347,800       11,846
                                                                     ----------
                                                                         11,846

                                                                     ----------
Total Services (Cost $14,637)                                            20,223
-------------------------------------------------------------------------------

OLD MUTUAL BARROW HANLEY VALUE FUND -- concluded
--------------------------------------------------------------------------------

SCHEDULE OF INVESTMENTS
AS OF MARCH 31, 2006

--------------------------------------------------------------------------------
                                                                       Market
Description                                                Shares    Value (000)
--------------------------------------------------------------------------------
Technology -- 5.9%
Office Automation & Equipment -- 2.3%
Pitney Bowes                                               170,800   $    7,332
                                                                     ----------
                                                                          7,332
-------------------------------------------------------------------------------
Wireless Equipment -- 3.6%
Nokia ADR                                                  558,300       11,568
                                                                     ----------
                                                                         11,568

                                                                     ----------
Total Technology (Cost $16,122)                                          18,900
-------------------------------------------------------------------------------
Utilities -- 3.5%
Electric-Integrated -- 3.5%
Duke Energy                                                391,200       11,404
                                                                     ----------
                                                                         11,404

                                                                     ----------
Total Utilities (Cost $10,815)                                           11,404

-------------------------------------------------------------------------------
Total Common Stock (Cost $261,242)                                      324,081
-------------------------------------------------------------------------------
Total Investments -- 100.7% (Cost $261,242)                          $  324,081
===============================================================================

Percentages are based on net assets of $321,679,477.

* Non-income producing security.

ADR -- American Depositary Receipt Cost figures are shown with "000's" omitted.

Cost figures are shown with "000's" omitted.

The accompanying notes are an integral part of the financial statements.

OLD MUTUAL COLUMBUS CIRCLE TECHNOLOGY AND COMMUNICATIONS FUND
--------------------------------------------------------------------------------

MANAGEMENT OVERVIEW
Sub-Advisor: Columbus Circle Investors

--------------------------------------------------------------------------------
PERFORMANCE HIGHLIGHTS
--------------------------------------------------------------------------------

o FUND PERFORMANCE WAS AIDED THROUGHOUT THE FISCAL YEAR BY THE GRADUAL RETURN TO FAVOR OF MID- AND LARGER CAP COMPANIES, AS WELL AS HIGHER GROWTH COMPANIES.

o SIGNIFICANT EXPOSURE TO STRONG INDUSTRY SUBGROUPS, INCLUDING GOOGLE IN INTERNET CONTENT, APPLE COMPUTER IN COMPUTER HARDWARE AND SANDISK IN COMPUTER STORAGE, BENEFITED FUND RETURNS.

o AMONG THE FUND'S WEAKER PERFORMERS DURING THE FISCAL YEAR WERE SYMANTEC (NO LONGER A FUND HOLDING), YAHOO!, XM SATELLITE RADIO (NO LONGER A FUND HOLDING), AND SIRIUS SATELLITE RADIO (NO LONGER A FUND HOLDING).

EFFECTIVE JANUARY 1, 2006, AFTER AN EXTENSIVE SEARCH BY THE FUND'S BOARD OF TRUSTEES AND OLD MUTUAL CAPITAL -- WITH THE ASSISTANCE OF AN INDEPENDENT INVESTMENT CONSULTANT RETAINED BY THE BOARD -- COLUMBUS CIRCLE INVESTORS ("COLUMBUS CIRCLE") WAS APPOINTED SUB-ADVISOR TO THE FUND. THIS DISCUSSION INCLUDES AN ANALYSIS OF THE ACTIVITIES OF BOTH THE PRIOR ADVISOR AND COLUMBUS CIRCLE.

Q.    How did the Fund perform relative to its benchmarks?

A. The Old Mutual Columbus Circle Technology and Communications Fund delivered strong absolute and relative performance for fiscal year ended March 31, 2006. The Fund's Class Z shares returned 25.38%, outperforming the 21.12% return posted by its benchmark, the NYSE Arca Tech 100 Index (formerly known as the PSE Technology Index), as well as the 24.31% return for its peer group, the Lipper Science & Technology Funds Average. Performance for all share classes can be found on page 23.

Q.    What investment environment did the Fund face during the fiscal year?

A. Economic uncertainty, rising oil prices and demand-inventory mismatches have plagued the sector for some time. While these concerns did not completely dissipate, expectations and demand generally improved during the fiscal year, as did the performance of technology stocks. However, returns experienced their share of turbulence, as the economically sensitive sector demonstrated its susceptibility to oil price fluctuations. Fortunately, sector fundamentals remained generally healthy, while underlying economic strength bolstered many larger and well-established technology companies.

Q.    Which market factors influenced the Fund's relative performance?

A. Despite ongoing monetary tightening, global economic growth continued to exceed expectations, as the U.S., China and India remained strong, and Japan and Europe showed signs of improvement. In addition, signs continued to point to a nascent recovery in technology-related capital spending, as pent-up demand materialized after several years of profound weakness. While the short-term picture was mixed, the emergence of robust corporate finance and consolidation activity led to attractive valuations.

Q.    How did portfolio composition affect Fund performance?

A. Fund performance was aided throughout the fiscal year by the gradual return to favor of mid- and larger-cap companies, as well as higher-growth companies. The Fund also benefited from significant exposure to strong industry subgroups, including internet content, computer hardware and computer storage. Within these industries, Google, Apple Computer and SanDisk (no longer a Fund holding) were among the Fund's top-performing holdings, each riding a wave of innovation in their respective space -Google in online search, Apple Computer in digital media and SanDisk in flash memory. At the same time, medical imaging company Hologic gained on strong demand for its digital mammography products, while chipmakers Trident Microsystems and Broadcom beat earnings expectations and raised forward guidance.

                              Columbus Circle Technology and Communications Fund

--------------------------------------------------------------------------------

MANAGEMENT OVERVIEW

Sub-Advisor: Columbus Circle Investors

      Among the Fund's weaker performers during the fiscal year, security software provider Symantec (no longer a Fund holding) lowered its 2006 earnings guidance, citing increased competitive pressures, and was subsequently reduced. Also reduced during the period was leading web portal Yahoo!, which reported a negative surprise in its search business, which is losing market share to Google. Nevertheless, the Fund has maintained a core holding due to the expected continued shift of advertising spending to the web. Meanwhile, XM Satellite Radio and Sirius Satellite Radio posted losses due to disappointing results and concerns over spiraling content costs. Both were ultimately eliminated from the Fund.

Q.    What is the investment outlook for the technology sector?

A. Looking ahead, the Fund's sub-advisor sees a continuation of solid fundamentals in 2006 as interest rate rises abate, oil increases slow and pent-up demand drives an upgrade cycle. As always, the Fund will continue to focus on dynamic companies in attractive markets that stand to benefit from positive industry dynamics and dominant secular trends.

THE OLD MUTUAL TECHNOLOGY AND COMMUNICATIONS FUND WAS PREVIOUSLY KNOWN AS THE PBHG TECHNOLOGY & COMMUNICATIONS FUND. CLASS Z SHARES WERE PREVIOUSLY DESIGNATED AS PBHG SHARES.

--------------------------------------------------------------------------------
TOP TEN COMMON STOCK HOLDINGS AS OF MARCH 31, 2006 (UNAUDITED)
--------------------------------------------------------------------------------

Google, Cl A                                                                4.7%
--------------------------------------------------------------------------------
Qualcomm                                                                    4.0%
--------------------------------------------------------------------------------
Broadcom, Cl A                                                              3.7%
--------------------------------------------------------------------------------
Cisco Systems                                                               3.3%
--------------------------------------------------------------------------------
Hewlett-Packard                                                             3.1%
--------------------------------------------------------------------------------
Marvell Technology Group                                                    3.0%
--------------------------------------------------------------------------------
Comverse Technology                                                         3.0%
--------------------------------------------------------------------------------
Harris                                                                      3.0%
--------------------------------------------------------------------------------
Applied Materials                                                           2.9%
--------------------------------------------------------------------------------
Citrix Systems                                                              2.9%
--------------------------------------------------------------------------------
As a % of Total Fund Investments in Common Stock                           33.6%
--------------------------------------------------------------------------------

Columbus Circle Technology and Communications Fund

PERFORMANCE AND PORTFOLIO SUMMARY

Average Annual Total Return as of March 31, 2006
--------------------------------------------------------------------------------

                                                        One   Annualized  Annualized  Annualized  Annualized
                                           Inception   Year     3 Year      5 Year      10 Year   Inception
                                              Date    Return    Return      Return      Return     to Date
------------------------------------------------------------------------------------------------------------
Class Z*                                    09/30/95  25.38%    21.28%      (7.92)%      3.21%       5.25%
Advisor Class                               12/29/00  25.17%    21.00%      (8.15)%       n/a      (17.06)%
Class A with load                           09/30/03  17.93%      n/a         n/a         n/a        9.71%
Class A without load                        09/30/03  25.10%      n/a         n/a         n/a       12.33%
Class C with load                           09/30/03  23.22%      n/a         n/a         n/a       11.50%
Class C without load                        09/30/03  24.22%      n/a         n/a         n/a       11.50%
NYSE Arca Tech 100 Index                    09/30/95  21.12%    24.65%       6.06%      16.17%      15.22%
Lipper Science & Technology Funds Average   09/30/95  24.31%    22.85%      (0.24)%      8.08%       6.65%
------------------------------------------------------------------------------------------------------------

Past performance is not a guarantee of future results. Information about these performance results and the comparative indexes can be found on pages 1-4.

* Prior to November 2, 1999, the Fund was diversified and did not concentrate its investments. Therefore, the Fund's performance prior to November 2, 1999 may not be indicative of how it will perform in the future.

Prior to January 1, 2006, the Fund was managed by an investment manager different than the Fund's current sub-advisor and the Fund's performance prior to January 1, 2006 may not be indicative of how it will perform in the future.

Value of a $10,000 Investment
--------------------------------------------------------------------------------

[LINE CHART OMITTED, PLOT POINTS FOLLOWS]

           OLD MUTUAL COLUMBUS
             CIRCLE TECHNOLOGY                                            LIPPER
            AND COMMUNICATIONS                   NYSE       SCIENCE & TECHNOLOGY
                  FUND-CLASS Z    ARCA TECH 100 INDEX              FUNDS AVERAGE
9/30/1995             $ 10,000               $ 10,000                   $ 10,000
3/31/1996             $ 12,482               $  9,899                   $  9,578
3/31/1997             $ 14,927               $ 11,955                   $ 10,499
3/31/1998             $ 20,643               $ 17,151                   $ 15,381
3/31/1999             $ 30,000               $ 24,724                   $ 23,166
3/31/2000             $100,197               $ 57,869                   $ 53,568
3/31/2001             $ 25,853               $ 33,024                   $ 21,092
3/31/2002             $ 19,409               $ 34,237                   $ 18,754
3/31/2003             $  9,593               $ 22,880                   $ 11,692
3/31/2004             $ 14,134               $ 35,916                   $ 18,642
3/31/2005             $ 13,648               $ 36,582                   $ 17,543
3/31/2006             $ 17,113               $ 44,310                   $ 21,826


Past performance is not a guarantee of future results. The graph above compares an investment made in the Fund's Class Z shares on the inception date of September 30, 1995 to an investment made in an unmanaged securities index and a mutual fund average composite on that date. Performance for the Fund's other share classes will vary due to differences in charges and expenses. The Fund's performance in this chart and the performance table assumes reinvestment of dividends and capital gain distributions but does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares.

Sector Weightings as of March 31, 2006 -- % of Total Fund Investments
(Unaudited)
--------------------------------------------------------------------------------

                                   [PIE CHART]

Energy                                                                      (1%)
Health Care                                                                 (4%)
Industrial                                                                  (3%)
Services                                                                    (3%)
Technology                                                                 (86%)
Cash                                                                        (2%)
Consumer Cyclical                                                           (1%)

OLD MUTUAL COLUMBUS CIRCLE TECHNOLOGY AND COMMUNICATIONS FUND -- concluded
--------------------------------------------------------------------------------

STATEMENT OF NET ASSETS
AS OF MARCH 31, 2006

--------------------------------------------------------------------------------
                                                                      Market
Description                                              Shares     Value (000)
--------------------------------------------------------------------------------
Common Stock -- 99.3%
Consumer Cyclical -- 1.0%
Casino Services -- 1.0%
International Game Technology                            62,000   $       2,184
                                                                  --------------
                                                                          2,184
                                                                  --------------
Total Consumer Cyclical (Cost $2,242)                                     2,184
--------------------------------------------------------------------------------
Energy -- 1.3%
Energy-Alternate Sources -- 1.3%
Sunpower, Cl A*                                          78,299           2,988
                                                                  --------------
                                                                          2,988
                                                                  --------------
Total Energy (Cost $2,627)                                                2,988
--------------------------------------------------------------------------------
Health Care -- 4.6%
Medical Products -- 1.5%
Haemonetics*                                             66,700           3,386
                                                                  --------------
                                                                          3,386
--------------------------------------------------------------------------------
Medical-Drugs -- 1.1%
Shire ADR                                                53,000           2,464
                                                                  --------------
                                                                          2,464
--------------------------------------------------------------------------------
X-Ray Equipment -- 2.0%
Hologic*                                                 78,800           4,362
                                                                  --------------
                                                                          4,362
                                                                  --------------
Total Health Care (Cost $8,840)                                          10,212
--------------------------------------------------------------------------------
Industrial -- 2.6%
Industrial Automation/Robot -- 1.6%
Rockwell Automation                                      51,500           3,703
                                                                  --------------
                                                                          3,703
--------------------------------------------------------------------------------
Lasers-Systems/Components -- 1.0%
Cymer*                                                   49,400           2,245
                                                                  --------------
                                                                          2,245
                                                                  --------------
Total Industrial (Cost $5,373)                                            5,948
--------------------------------------------------------------------------------
Services -- 3.3%
E-Commerce/Services -- 1.0%
eBay*                                                    56,900           2,223
                                                                  --------------
                                                                          2,223
--------------------------------------------------------------------------------
Telecommunication Services -- 2.3%
NeuStar, Cl A*                                          164,200           5,090
                                                                  --------------
                                                                          5,090
                                                                  --------------
Total Services (Cost $7,420)                                              7,313
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                                                      Market
Description                                              Shares     Value (000)
--------------------------------------------------------------------------------
Technology -- 86.5%
Applications Software -- 5.4%
Citrix Systems*                                         170,100   $       6,447
Microsoft                                               205,300           5,586
                                                                  --------------
                                                                         12,033
--------------------------------------------------------------------------------
Cellular Telecommunications -- 2.3%
NII Holdings*                                            86,100           5,077
                                                                  --------------
                                                                          5,077
--------------------------------------------------------------------------------
Computer Graphics -- 2.4%
Trident Microsystems*                                   185,400           5,388
                                                                  --------------
                                                                          5,388
--------------------------------------------------------------------------------
Computers -- 5.8%
Apple Computer*                                          95,700           6,003
Hewlett-Packard                                         213,200           7,014
                                                                  --------------
                                                                         13,017
--------------------------------------------------------------------------------
Computers-Memory Devices -- 3.2%
EMC*                                                    348,700           4,753
Network Appliance*                                       66,200           2,385
                                                                  --------------
                                                                          7,138
--------------------------------------------------------------------------------
Data Processing/Management -- 1.5%
NAVTEQ*                                                  66,200           3,353
                                                                  --------------
                                                                          3,353
--------------------------------------------------------------------------------
Electronic Components-Semiconductors -- 10.6%
Broadcom, Cl A*                                         191,746           8,276
Microchip Technology                                     60,400           2,193
Micron Technology*                                      172,800           2,544
Microsemi*                                               72,832           2,120
Silicon Laboratories*                                    77,800           4,275
Sirf Technology Holdings*                               117,410           4,157
                                                                  --------------
                                                                         23,565
--------------------------------------------------------------------------------
Electronic Forms -- 2.8%
Adobe Systems*                                          181,706           6,345
                                                                  --------------
                                                                          6,345
--------------------------------------------------------------------------------
Enterprise Software/Services -- 6.1%
BEA Systems*                                            352,900           4,634
Informatica*                                            189,600           2,948
Oracle*                                                 172,200           2,357
SAP ADR                                                  68,300           3,710
                                                                  --------------
                                                                         13,649
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                                                      Market
Description                                              Shares     Value (000)
--------------------------------------------------------------------------------
Internet Infrastructure Software -- 6.0%
Akamai Technologies*                                    131,300   $       4,319
F5 Networks*                                             75,600           5,480
Opsware*                                                413,400           3,543
                                                                  --------------
                                                                         13,342
--------------------------------------------------------------------------------
Internet Security -- 2.0%
Checkfree*                                               88,700           4,479
                                                                  --------------
                                                                          4,479
--------------------------------------------------------------------------------
Networking Products -- 3.3%
Cisco Systems*                                          340,300           7,374
                                                                  --------------
                                                                          7,374
--------------------------------------------------------------------------------
Semiconductor Components-Integrated Circuits -- 3.0%
Marvell Technology Group*                               123,900           6,703
                                                                  --------------
                                                                          6,703
--------------------------------------------------------------------------------
Semiconductor Equipment -- 5.7%
Applied Materials                                       376,000           6,584
ASML Holdings*                                          299,300           6,096
                                                                  --------------
                                                                         12,680
--------------------------------------------------------------------------------
Telecommunications Equipment -- 6.0%
Comverse Technology*                                    283,100           6,661
Harris                                                  140,700           6,654
                                                                  --------------
                                                                         13,315
--------------------------------------------------------------------------------
Telecommunications Equipment-Fiber Optics -- 2.5%
Corning*                                                122,400           3,294
Finisar*                                                439,860           2,177
                                                                  --------------
                                                                          5,471
--------------------------------------------------------------------------------
Web Portals/ISP -- 6.6%
Google, Cl A*                                            26,900          10,491
Yahoo!*                                                 128,100           4,133
                                                                  --------------
                                                                         14,624
--------------------------------------------------------------------------------
Wireless Equipment -- 11.3%
American Tower, Cl A*                                    87,200           2,644
Ericsson ADR                                             57,200           2,157
Motorola                                                167,000           3,826
Nokia ADR                                               274,700           5,692
Powerwave Technologies*                                 152,300           2,054
Qualcomm                                                176,400           8,928
                                                                  --------------
                                                                         25,301
                                                                  --------------
Total Technology (Cost $146,002)                                        192,854
--------------------------------------------------------------------------------
Total Common Stock (Cost $172,504)                                      221,499
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                                       Face           Market
Description                                        Amount (000)     Value (000)
--------------------------------------------------------------------------------
Repurchase Agreement -- 1.7%
Morgan Stanley
  4.710%, dated 03/31/06, to be
  repurchased on 04/03/06, repurchase
  price $3,770,690 (collateralized by an
  FHLMC discount note, par value
  $4,035,000, 5.150%, 02/16/07, total
  market value $3,851,811)(A)                      $      3,769   $       3,769
                                                                  --------------
Total Repurchase Agreement (Cost $3,769)                                  3,769
--------------------------------------------------------------------------------
Total Investments -- 101.0% (Cost $176,273)                             225,268
--------------------------------------------------------------------------------
Other Assets and Liabilities -- (1.0)%
Payable for Investment Securities Purchased                              (4,720)
Payable for Management Fees                                                (324)
Payable for Fund Shares Redeemed                                           (266)
Other Assets and Liabilities, Net                                         3,051
--------------------------------------------------------------------------------
Total Other Assets and Liabilities                                       (2,259)
--------------------------------------------------------------------------------
Net Assets -- 100.0%                                              $     223,009
================================================================================
Net Assets:

Paid-in-Capital ($0.001 par value)                                $   2,584,387
Accumulated net realized loss on investments                         (2,410,373)
Unrealized appreciation on investments                                   48,995
                                                                  --------------
Net Assets                                                        $     223,009
================================================================================
Net Asset Value, Offering and Redemption
  Price Per Share -- Class Z
  ($222,617,349/17,066,983 shares)                                $       13.04
================================================================================
Net Asset Value, Offering and Redemption
  Price Per Share -- Advisor Class
  ($201,018/15,611 shares)                                        $       12.88
================================================================================
Net Asset Value and Redemption
  Price Per Share -- Class A
  ($66,893/5,162 shares)                                          $       12.96
================================================================================
Maximum Offering
  Price Per Share -- Class A
  ($12.96/94.25%)                                                 $       13.75
================================================================================
Net Asset Value and Offering
  Price Per Share -- Class C+
  ($123,732/9,727 shares)                                         $       12.72
================================================================================

+ Class C shares have a contingent deferred sales charge. For a description of a possible sales charge, please see the Fund's prospectus.

*     Non-income producing security.

(A) -- Tri-party repurchase agreement

ADR -- American Depositary Receipt

Cl -- Class

FHLMC -- Federal Home Loan Mortgage Comporation

ISP -- Internet Service Provider

Cost figures are shown with "000's" omitted.

The accompanying notes are an integral part of the financial statements.

OLD MUTUAL EMERGING GROWTH FUND
--------------------------------------------------------------------------------

MANAGEMENT OVERVIEW
Sub-Advisor: Copper Rock Capital Partners, LLC

--------------------------------------------------------------------------------
PERFORMANCE HIGHLIGHTS
--------------------------------------------------------------------------------

o EMERGING GROWTH COMPANIES RECORDED IMPRESSIVE GAINS DURING THE FISCAL YEAR, OUTPERFORMING THE BROADER MARKET AVERAGES BY A CONSIDERABLE MARGIN.

o POSITIVE CONTRIBUTORS INCLUDED AN OVERWEIGHT POSITION IN TECHNOLOGY, AS WELL AS SELECT FINANCIAL SERVICES AND CONSUMER DISCRETIONARY HOLDINGS, WHILE PRODUCER DURABLES, AUTOS AND TRANSPORTATION, AND AN UNDERWEIGHT POSITION IN MATERIALS AND PROCESSING PROVED DETRIMENTAL.

EFFECTIVE JANUARY 1, 2006, AFTER AN EXTENSIVE SEARCH BY THE FUND'S BOARD OF TRUSTEES AND OLD MUTUAL CAPITAL -- WITH THE ASSISTANCE OF AN INDEPENDENT INVESTMENT CONSULTANT RETAINED BY THE BOARD -- COPPER ROCK CAPITAL PARTNERS LLC ("COPPER ROCK") WAS APPOINTED SUB-ADVISOR TO THE FUND. THIS DISCUSSION INCLUDES AN ANALYSIS OF THE ACTIVITIES OF BOTH THE PRIOR SUB-ADVISOR AND COPPER ROCK.

Q.    How did the Fund perform relative to its benchmarks?

A. For the fiscal year ended March 31, 2006, the Old Mutual Emerging Growth Fund Class Z shares returned 27.46%, generally in line with the 27.84% return posted by its benchmark, the Russell 2000(R) Growth Index, while outpacing the 26.11% return for its peer group, the Lipper Small-Cap Growth Funds Average. Performance for all share classes can be found on page 28.

Q.    What investment environment did the Fund face during the fiscal year?

A. A volatile backdrop prevailed during the fiscal year, characterized by prolonged monetary tightening, skyrocketing energy prices, devastating natural disasters, inflationary pressures, and economic uncertainty. Despite this apparent conflict between event-driven fears and generally positive business conditions and corporate profits, emerging growth companies recorded impressive gains, outperforming the broader market averages by a considerable margin.

      Following a difficult December in which the financial markets flirted with an inverted yield curve and an anticipated slowdown in consumer spending, markets rebounded strongly in January. However, familiar concerns resurfaced February, stalling the market's advance, before recovering in March to conclude the fiscal year with a strong finish.

      Looking more closely at the various segments of the U.S. equity universe, small-cap stocks were by far the leaders for the fiscal year, outstripping both mid-cap and large-cap stocks. Within the small-cap space, growth stocks outpaced value, as was also the case in the large-cap universe. At the same time, the mid-cap segment experienced no discernible difference between growth and value stocks.

Q.    How did portfolio composition affect Fund performance?

A. Health care proved to be a top performer during the first half of the fiscal year and strong stock selection, as evidenced by Hologic (no longer a Fund holding), Intuitive Surgical (no longer a Fund holding) and United Therapeutics (no longer a Fund holding), aided Fund returns. The Fund's holdings in consumer securities also performed well, aiding performance relative to the benchmark. Technology continued to lag as an investment opportunity, although strong stock selection coupled with a modest overweight led to a positive contribution to relative returns. Meanwhile, a lack of exposure to basic materials benefited performance, whereas an underweight position in commodity-driven stocks worked against Fund performance.

      With the addition of new sub-advisor Copper Rock on January 1, 2006, the Fund continued to keep pace with its benchmark index. An overweight position in the technology sector had the largest positive impact on relative performance, with individual contributions coming from computer server and storage systems company Rackable Systems and e-business firm Website Pros. Financial services holdings such as internet-based trading platform Intercontinental Exchange also performed well, even

Emerging Growth Fund
      though the sector was among the weaker index segments for the quarter. The same was true for the consumer discretionary sector, which proved to be a modest detractor during the quarter. However, the stock selection compared favorably to the benchmark, adding to relative return.

      In contrast, holdings in producer durables and autos and transportation lagged their respective benchmark sectors, while holdings in the top-performing materials and processing segment surpassed the benchmark return but ultimately proved detrimental. This was due to a significant relative underweight resulting from a lack of stocks that met the Fund's selection standards.

Q.    What is the investment outlook for the small cap growth market?

A. When evaluating existing holdings or considering new names for the portfolio, Copper Rock will continue to focus on companies that, in their view, can deliver sustainable growth based on solid fundamentals. Despite anticipated slowing in the U.S. economy, Copper Rock believes a fair number of attractive prospects for growth remain. Even after the positive results of the first quarter, they are optimistic that market conditions will continue to present opportunities for strong performance from small-cap stocks.

THE OLD MUTUAL EMERGING GROWTH FUND WAS PREVIOUSLY KNOWN AS THE PBHG EMERGING GROWTH FUND. CLASS Z SHARES WERE PREVIOUSLY DESIGNATED AS PBHG SHARES.

--------------------------------------------------------------------------------
TOP TEN COMMON STOCK HOLDINGS AS OF MARCH 31, 2006 (UNAUDITED)
--------------------------------------------------------------------------------

ESCO Technologies                                                           3.3%
--------------------------------------------------------------------------------
Affiliated Managers Group                                                   2.6%
--------------------------------------------------------------------------------
Mobile Mini                                                                 2.5%
--------------------------------------------------------------------------------
LCA-Vision                                                                  2.4%
--------------------------------------------------------------------------------
Hibbett Sporting Goods                                                      2.3%
--------------------------------------------------------------------------------
Adams Respiratory Therapeutics                                              2.3%
--------------------------------------------------------------------------------
Neoware Systems                                                             2.0%
--------------------------------------------------------------------------------
Covance                                                                     2.0%
--------------------------------------------------------------------------------
Rackable Systems                                                            2.0%
--------------------------------------------------------------------------------
Psychiatric Solutions                                                       1.9%
--------------------------------------------------------------------------------
As a % of Total Fund Investments in Common Stock                           23.3%
--------------------------------------------------------------------------------

                                                            Emerging Growth Fund

--------------------------------------------------------------------------------

PERFORMANCE AND PORTFOLIO SUMMARY

Average Annual Total Return as of March 31, 2006
--------------------------------------------------------------------------------

                                                    One   Annualized  Annualized  Annualized  Annualized
                                       Inception   Year     3 Year      5 Year      10 Year    Inception
                                          Date    Return    Return      Return      Return      to Date
--------------------------------------------------------------------------------------------------------
Class Z                                06/14/93   27.46%    25.86%      (0.16)%     (2.25)%      5.94%
Class A with load                      09/30/03   19.83%      n/a         n/a         n/a        8.68%
Class A without load                   09/30/03   27.10%      n/a         n/a         n/a       11.27%
Class C with load                      09/30/03   25.19%      n/a         n/a         n/a       10.44%
Class C without load                   09/30/03   26.19%      n/a         n/a         n/a       10.44%
Russell 2000(R) Growth Index           06/14/93   27.84%    28.14%       8.59%       5.51%       7.87%
Lipper Small-Cap Growth Funds Average  05/31/93   26.11%    25.87%       8.23%       8.69%      10.09%
--------------------------------------------------------------------------------------------------------

Past performance is not a guarantee of future results. Information about these performance results and the comparative indexes can be found on pages 1-4.

Prior to January 1, 2006, the Fund was managed by an investment manager different than the Fund's current sub-advisor and the Fund's performance prior to January 1, 2006 may not be indicative of how it will perform in the future.

Value of a $10,000 Investment
--------------------------------------------------------------------------------

[LINE CHART OMITTED, PLOT POINTS FOLLOWS]

                        OLD MUTUAL                                        LIPPER
                   EMERGING GROWTH             RUSSELL          SMALL-CAP GROWTH
                      FUND-CLASS Z   2000 (R) GROWTH INDEX         FUNDS AVERAGE
6/14/1993                  $10,000             $10,000                   $10,000
3/31/1994                  $13,258             $12,285                   $11,045
3/31/1995                  $17,497             $13,179                   $12,032
3/31/1996                  $26,275             $17,313                   $16,599
3/31/1997                  $22,672             $16,306                   $16,640
3/31/1998                  $30,406             $23,019                   $24,542
3/31/1999                  $24,353             $20,478                   $23,060
3/31/2000                  $49,029             $32,569                   $43,954
3/31/2001                  $21,105             $19,603                   $28,887
3/31/2002                  $18,818             $20,573                   $31,121
3/31/2003                  $10,500             $14,067                   $21,739
3/31/2004                  $16,742             $22,951                   $34,117
3/31/2005                  $16,424             $23,152                   $34,532
3/31/2006                  $20,934             $29,597                   $43,605


Past performance is not a guarantee of future results. The graph above compares an investment made in the Fund's Class Z shares on the inception date of June 14, 1993 to an investment made in an unmanaged securities index on that date and a mutual fund average composite. Performance for the Fund's other share classes will vary due to differences in charges and expenses. The Fund's performance in this chart and the performance table assumes reinvestment of dividends and capital gain distributions but does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. The chart assumes $10,000 invested in the Lipper Small-Cap Growth Funds Average on May 31, 1993.

Sector Weightings at March 31, 2006 -- % of Total Fund Investments (Unaudited)
--------------------------------------------------------------------------------

                                   [PIE CHART]

Cash                                                                        (3%)
Consumer Cyclical                                                          (15%)
Energy                                                                      (6%)
Financial                                                                   (9%)
Health Care                                                                (22%)
Industrial                                                                  (7%)
Services                                                                   (13%)
Technology                                                                 (23%)
Basic Materials                                                             (2%)

STATEMENT OF NET ASSETS
AS OF MARCH 31, 2006

--------------------------------------------------------------------------------
                                                                      Market
Description                                              Shares     Value (000)
--------------------------------------------------------------------------------
Common Stock -- 97.8%
Basic Materials -- 1.9%
Building Products-Cement/Aggregate -- 0.9%
US Concrete*                                            116,000   $       1,677
                                                                  --------------
                                                                          1,677
--------------------------------------------------------------------------------
Metal Processors & Fabricators -- 1.0%
Ladish*                                                  62,800           1,819
                                                                  --------------
                                                                          1,819
                                                                  --------------
Total Basic Materials (Cost $3,274)                                       3,496
--------------------------------------------------------------------------------
Consumer Cyclical -- 15.3%
Casino Hotels -- 1.7%
Station Casinos                                          39,800           3,159
                                                                  --------------
                                                                          3,159
--------------------------------------------------------------------------------
Consumer Products-Miscellaneous -- 1.3%
Central Garden and Pet*                                  43,100           2,290
                                                                  --------------
                                                                          2,290
--------------------------------------------------------------------------------
Gambling (Non-Hotel) -- 0.9%
Pinnacle Entertainment*                                  59,400           1,673
                                                                  --------------
                                                                          1,673
--------------------------------------------------------------------------------
Intimate Apparel -- 0.5%
Tefron*                                                  83,300             937
                                                                  --------------
                                                                            937
--------------------------------------------------------------------------------
Retail-Apparel/Shoe -- 1.6%
Aeropostale*                                             38,300           1,155
JOS A Bank Clothiers*                                    35,343           1,695
                                                                  --------------
                                                                          2,850
--------------------------------------------------------------------------------
Retail-Discount -- 1.0%
Citi Trends*                                             47,350           1,883
                                                                  --------------
                                                                          1,883
--------------------------------------------------------------------------------
Retail-Restaurants -- 2.4%
Cheesecake Factory*                                      48,850           1,829
Texas Roadhouse, Cl A*                                  145,041           2,479
                                                                  --------------
                                                                          4,308
--------------------------------------------------------------------------------
Retail-Sporting Goods -- 3.3%
Golf Galaxy*                                             84,865           1,855
Hibbett Sporting Goods*                                 128,465           4,238
                                                                  --------------
                                                                          6,093
--------------------------------------------------------------------------------
Storage/Warehousing -- 2.6%
Mobile Mini*                                            150,717           4,660
                                                                  --------------
                                                                          4,660
                                                                  --------------
Total Consumer Cyclical (Cost $24,029)                                   27,853
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                                                      Market
Description                                              Shares     Value (000)
--------------------------------------------------------------------------------
Energy -- 6.0%
Oil & Gas Drilling -- 0.5%
Pioneer Drilling*                                        57,700   $         948
                                                                  --------------
                                                                            948
--------------------------------------------------------------------------------
Oil Companies-Exploration & Production -- 1.8%
Cabot Oil & Gas                                          29,900           1,433
Encore Acquisition*                                      58,100           1,801
                                                                  --------------
                                                                          3,234
--------------------------------------------------------------------------------
Oil-Field Services -- 3.7%
Tidewater                                                27,100           1,497
Trico Marine Services*                                  106,750           3,448
W-H Energy Services*                                     40,050           1,782
                                                                  --------------
                                                                          6,727
                                                                  --------------
Total Energy (Cost $9,674)                                               10,909
--------------------------------------------------------------------------------
Financial -- 9.2%
Commercial Banks-Eastern US -- 1.8%
Signature Bank*                                         103,800           3,383
                                                                  --------------
                                                                          3,383
--------------------------------------------------------------------------------
Commercial Banks-Western US -- 1.0%
Community Bancorp*                                       57,042           1,766
                                                                  --------------
                                                                          1,766
--------------------------------------------------------------------------------
Finance-Other Services -- 1.6%
GFI Group*                                               24,800           1,287
Intercontinental Exchange*                               23,950           1,654
                                                                  --------------
                                                                          2,941
--------------------------------------------------------------------------------
Internet Financial Services -- 1.3%
Online Resources*                                       187,750           2,441
                                                                  --------------
                                                                          2,441
--------------------------------------------------------------------------------
Investment Management/Advisory Services -- 3.5%
Affiliated Managers Group*                               45,050           4,803
National Financial Partners                              27,050           1,529
                                                                  --------------
                                                                          6,332

                                                                  --------------
Total Financial (Cost $14,418)                                           16,863
--------------------------------------------------------------------------------
Health Care -- 22.1%
Drug Delivery Systems -- 1.1%
Alkermes*                                                90,350           1,992
                                                                  --------------
                                                                          1,992
--------------------------------------------------------------------------------
Medical Information Systems -- 0.3%
Phase Forward*                                           56,480             629
                                                                  --------------
                                                                            629
--------------------------------------------------------------------------------
Medical Instruments -- 1.4%
Conceptus*                                              192,850           2,528
                                                                  --------------
                                                                          2,528
--------------------------------------------------------------------------------

OLD MUTUAL EMERGING GROWTH FUND -- concluded
--------------------------------------------------------------------------------

STATEMENT OF NET ASSETS
AS OF MARCH 31, 2006

--------------------------------------------------------------------------------
                                                                      Market
Description                                              Shares     Value (000)
--------------------------------------------------------------------------------
Medical Labs & Testing Services -- 2.0%
Covance*                                                 63,500   $       3,731
                                                                  --------------
                                                                          3,731
--------------------------------------------------------------------------------
Medical Laser Systems -- 2.5%
LCA-Vision                                               89,500           4,485
                                                                  --------------
                                                                          4,485
--------------------------------------------------------------------------------
Medical Products -- 1.0%
American Medical Systems Holdings*                       81,800           1,841
                                                                  --------------
                                                                          1,841
--------------------------------------------------------------------------------
Medical-Biomedical/Genetic -- 1.6%
Keryx Biopharmaceuticals*                               113,200           2,163
Novavax*                                                 88,100             703
                                                                  --------------
                                                                          2,866
--------------------------------------------------------------------------------
Medical-Drugs -- 4.9%
Adams Respiratory Therapeutics*                         105,475           4,195
New River Pharmaceuticals*                               91,900           3,052
Santarus*                                               221,800           1,657
                                                                  --------------
                                                                          8,904
--------------------------------------------------------------------------------
Medical-HMO -- 1.6%
Sierra Health Services*                                  72,050           2,932
                                                                  --------------
                                                                          2,932
--------------------------------------------------------------------------------
Medical-Outpatient/Home Medical -- 1.1%
Radiation Therapy Services*                              77,925           1,988
                                                                  --------------
                                                                          1,988
--------------------------------------------------------------------------------
Patient Monitoring Equipment -- 0.7%
Somanetics*                                              53,500           1,181
                                                                  --------------
                                                                          1,181
--------------------------------------------------------------------------------
Physical Practice Management -- 1.4%
Healthways*                                              51,500           2,623
                                                                  --------------
                                                                          2,623
--------------------------------------------------------------------------------
Physical Therapy/Rehabilitation Centers -- 1.9%
Psychiatric Solutions*                                  104,940           3,477
                                                                  --------------
                                                                          3,477
--------------------------------------------------------------------------------
Therapeutics -- 0.6%
Theravance*                                              42,000           1,178
                                                                  --------------
                                                                          1,178
                                                                  --------------
Total Health Care (Cost $34,245)                                         40,355
--------------------------------------------------------------------------------
Industrial -- 7.1%
Aerospace/Defense-Equipment -- 1.7%
BE Aerospace*                                           126,000           3,165
                                                                  --------------
                                                                          3,165
--------------------------------------------------------------------------------
Diversified Manufacturing Operations -- 3.3%
ESCO Technologies*                                      118,045           5,979
                                                                  --------------
                                                                          5,979
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                                                      Market
Description                                              Shares     Value (000)
--------------------------------------------------------------------------------
Electronic Measuring Instruments -- 1.2%
Itron*                                                   36,200   $       2,167
                                                                  --------------
                                                                          2,167
--------------------------------------------------------------------------------
Transport-Truck -- 0.9%
Knight Transportation                                    85,800           1,694
                                                                  --------------
                                                                          1,694
                                                                  --------------
Total Industrial (Cost $12,469)                                          13,005
--------------------------------------------------------------------------------
Services -- 13.3%
Commercial Services -- 1.7%
Providence Service*                                      92,600           3,011
                                                                  --------------
                                                                          3,011
--------------------------------------------------------------------------------
Consulting Services -- 5.1%
Advisory Board*                                          61,975           3,456
Corporate Executive Board                                20,572           2,076
Huron Consulting Group*                                  78,650           2,382
LECG*                                                    75,789           1,461
                                                                  --------------
                                                                          9,375
--------------------------------------------------------------------------------
E-Marketing/Information -- 0.7%
24/7 Real Media*                                        123,400           1,291
                                                                  --------------
                                                                          1,291
--------------------------------------------------------------------------------
Human Resources -- 3.1%
Kenexa*                                                  82,300           2,530
Labor Ready*                                            132,650           3,177
                                                                  --------------
                                                                          5,707
--------------------------------------------------------------------------------
Rental Auto/Equipment -- 0.9%
Aaron Rents                                              61,650           1,675
                                                                  --------------
                                                                          1,675
--------------------------------------------------------------------------------
Schools -- 1.8%
ITT Educational Services*                                50,600           3,241
                                                                  --------------
                                                                          3,241
                                                                  --------------
Total Services (Cost $19,016)                                            24,300
--------------------------------------------------------------------------------
Technology -- 22.9%
Applications Software -- 0.8%
Nuance Communications*                                  122,300           1,444
                                                                  --------------
                                                                          1,444
--------------------------------------------------------------------------------
Communications Software -- 1.5%
Witness Systems*                                        108,425           2,754
                                                                  --------------
                                                                          2,754
--------------------------------------------------------------------------------
Computers -- 2.0%
Rackable Systems*                                        67,525           3,569
                                                                  --------------
                                                                          3,569
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                                                      Market
Description                                              Shares     Value (000)
--------------------------------------------------------------------------------
E-Marketing/Information -- 1.1%
Valueclick*                                             117,800   $       1,993
                                                                  --------------
                                                                          1,993
--------------------------------------------------------------------------------
E-Services/Consulting -- 0.4%
Websense*                                                28,500             786
                                                                  --------------
                                                                            786
--------------------------------------------------------------------------------
Educational Software -- 0.6%
Blackboard*                                              41,150           1,169
                                                                  --------------
                                                                          1,169
--------------------------------------------------------------------------------
Electronic Components-Semiconductors -- 4.4%
Advanced Analogic Technologies*                         133,450           1,521
Diodes*                                                  32,750           1,359
Microsemi*                                               95,200           2,771
Netlogic Microsystems*                                   55,050           2,269
                                                                  --------------
                                                                          7,920
--------------------------------------------------------------------------------
Enterprise Software/Services -- 3.4%
Concur Technologies*                                     39,350             729
Neoware Systems*                                        126,632           3,751
Taleo, Cl A*                                            128,650           1,679
                                                                  --------------
                                                                          6,159
--------------------------------------------------------------------------------
Internet Application Software -- 1.8%
Stellent*                                               169,000           2,004
Vocus*                                                   85,509           1,270
                                                                  --------------
                                                                          3,274
--------------------------------------------------------------------------------
Internet Connective Services -- 0.6%
Redback Networks*                                        53,200           1,154
                                                                  --------------
                                                                          1,154
--------------------------------------------------------------------------------
Internet Infrastructure Software -- 0.9%
Akamai Technologies*                                     48,450           1,594
                                                                  --------------
                                                                          1,594
--------------------------------------------------------------------------------
Semiconductor Equipment -- 1.0%
Varian Semiconductor
  Equipment Associates*                                  63,000           1,769
                                                                  --------------
                                                                          1,769
--------------------------------------------------------------------------------
Web Hosting/Design -- 4.4%
eCollege.com*                                           128,650           2,424
Equinix*                                                 21,700           1,393
NIC*                                                    225,750           1,384
Website Pros*                                           205,882           2,893
                                                                  --------------
                                                                          8,094
                                                                  --------------
Total Technology (Cost $32,879)                                          41,679
--------------------------------------------------------------------------------
Total Common Stock (Cost $150,004)                                      178,460
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                                      Face            Market
Description                                        Amount (000)     Value (000)
--------------------------------------------------------------------------------
Repurchase Agreement -- 2.8%
Deutsche Bank
  4.650%, dated 03/31/06, to be
  repurchased on 04/03/06, repurchase
  price $5,021,509 (collateralized by
  an FHLB mortgage obligation, par value
  $5,215,000, 4.625%, 02/18/11, total
  market value $5,123,238)(A)                           $ 5,020   $       5,020
                                                                  --------------
Total Repurchase Agreement (Cost $5,020)                                  5,020
--------------------------------------------------------------------------------
Total Investments -- 100.6% (Cost $155,024)                             183,480
--------------------------------------------------------------------------------
Other Assets and Liabilities -- (0.6)%
Payable for Investment Securities Purchased                              (5,733)
Payable for Management Fees                                                (263)
Payable for Fund Shares Redeemed                                           (119)
Other Assets and Liabilities, Net                                         4,983
--------------------------------------------------------------------------------
Total Other Assets and Liabilities                                       (1,132)
--------------------------------------------------------------------------------
Net Assets -- 100.0%                                              $     182,348
--------------------------------------------------------------------------------
Net Assets:

Paid-in-Capital ($0.001 par value)                                $     405,619
Accumulated net realized loss on investments                           (251,727)
Unrealized appreciation on investments                                   28,456
                                                                  --------------
Net Assets                                                        $     182,348
================================================================================
Net Asset Value, Offering and Redemption
  Price Per Share -- Class Z
  ($182,191,010/11,507,201 shares)                                $       15.83
================================================================================
Net Asset Value and Redemption
  Price Per Share -- Class A
  ($65,315/4,156 shares)                                          $       15.71
================================================================================
Maximum Offering
  Price Per Share -- Class A
  ($15.71/94.25%)                                                 $       16.67
================================================================================
Net Asset Value and Offering
  Price Per Share -- Class C+
  ($91,938/5,961 shares)                                          $       15.42
================================================================================

+ Class C shares have a contingent deferred sales charge. For a description of a possible sales charge, please see the Fund's prospectus.

*     Non-income producing security.

(A) -- Tri-party repurchase agreement

Cl -- Class

FHLB -- Federal Loan Bank

HMO -- Health Maintenance Organization

Cost figures are shown with "000's" omitted.

The accompanying notes are an integral part of the financial statements.

OLD MUTUAL FOCUSED FUND
--------------------------------------------------------------------------------

MANAGEMENT OVERVIEW
Sub-Advisor: Liberty Ridge Capital, Inc.

--------------------------------------------------------------------------------
PERFORMANCE HIGHLIGHTS
--------------------------------------------------------------------------------

o THE FUND CONTINUES TO OVERWEIGHT TECHNOLOGY AND LARGE MARKET LEADERS, RESULTING FROM THE SUB-ADVISOR'S BOTTOM-UP SEARCH FOR FIRMS BELIEVED TO HAVE STRONG CASH FLOWS, COMPETITIVE MARKET SHARE AND REASONABLE VALUATIONS.

o GIVEN THE OUTPERFORMANCE OF SMALLER CAP STOCKS DURING THE PERIOD, THE FUND'S EMPHASIS ON LARGE-CAP STOCKS ULTIMATELY WORKED AGAINST RELATIVE RETURNS.

o HARTFORD FINANCIAL SERVICES GROUP, EL PASO AND CVS ALL MADE POSITIVE CONTRIBUTIONS TO FUND PERFORMANCE DURING THE PERIOD, WHILE SYMANTEC, MEDTRONIC AND FANNIE MAE (NO LONGER A FUND HOLDING) DETRACTED FROM RELATIVE RETURNS.

Q.    How did the Fund perform relative to its benchmarks?

A. For the fiscal year ended March 31, 2006, the Old Mutual Focused Fund Class Z shares posted strong absolute performance returning 9.88%. The Fund, however, underperformed the 14.28% return of its benchmark, the Russell 3000(R) Index, as well as the 14.55% return of its peer group, the Lipper Multi-Cap Core Funds Average. Performance for all share classes can be found on page 34.

Q.    What investment environment did the Fund face during the fiscal year?

A. Despite potentially worrisome increases in interest rates, energy costs and commodity prices, investors took heart in outsized corporate profits and continued share buybacks, pushing equity market indexes higher during the fiscal year. Although the period was marked by uncertainty surrounding the long-term economic impact of Hurricanes Katrina and Rita, the effects of higher energy costs on consumer spending, and the Federal Reserve's prolonged hawkish stance on inflation, stocks endured these shocks, while recording solid gains.

      Although specific stock issues, by and large, drive results in a focused portfolio, the Fund encountered a primary headwind in the divergent returns of small- and large-capitalization stocks. While the broad Russell 3000(R) Index comprises equity securities of small-, medium- and large-capitalization companies, the Old Mutual Focused Fund tends to emphasize stocks of large-capitalization companies. Given the outperformance of smaller stocks during the period, the Fund faced an uphill battle that ultimately worked against relative returns.

Q.    How did portfolio composition affect Fund performance?

A. Given the non-diversified nature of the Fund, fiscal-year performance is more accurately discussed in terms of individual holdings rather than sector weights or broad market trends. On the positive side, contributors to Fund performance included Hartford Financial Services Group, which benefited from strong sales execution and lower-than-expected storm exposure. Pipeline operator El Paso reflected overall strength in the energy sector, while drug retailer CVS reported sales growth and operational improvements that exceeded consensus expectations.

      In contrast, holdings that diminished relative performance included security software developer Symantec, which came under pressure on lowered earnings guidance. Also detracting from Fund returns were medical device maker Medtronic and credit services agency Fannie Mae (no longer a Fund holding). Medtronic indiscriminately succumbed to competitors' woes, while Fannie Mae faced regulatory hurdles.

      The Fund continues to overweight technology, resulting from the sub-advisor's bottom-up search for firms believed to have strong cash flows, competitive market share and reasonable valuations. The same can be said of the sub-advisor's current interest in some of the largest market leaders, not just within technology, but elsewhere. The sub-advisor believes that firms such as Microsoft, General Electric and Nokia ADR, as well as smaller market leaders like Waste Management and Comcast, currently offer the opportunity to own positions in high quality firms with stable and increasing cash flows at historic low relative valuations.

Focused Fund

Q.    What is the investment outlook for the stock market?

A. As always, macroeconomic preoccupations such as inflation and changing interest rate policy tend to drive investor sentiment in the short-term. Instead, the Fund's portfolio manager has a long-term outlook and focuses on finding companies positioned to perform well regardless of newspaper headlines and event-driven pressures.

THE OLD MUTUAL FOCUSED FUND WAS PREVIOUSLY KNOWN AS THE PBHG FOCUSED FUND. CLASS Z SHARES WERE PREVIOUSLY DESIGNATED AS PBHG SHARES.

--------------------------------------------------------------------------------
TOP TEN COMMON STOCK HOLDINGS AS OF MARCH 31, 2006 (UNAUDITED)
--------------------------------------------------------------------------------

Microsoft                                                                 13.6%
--------------------------------------------------------------------------------
General Electric                                                           8.4%
--------------------------------------------------------------------------------
Comcast, Cl A                                                              6.7%
--------------------------------------------------------------------------------
Automatic Data Processing                                                  5.0%
--------------------------------------------------------------------------------
Sysco                                                                      4.8%
--------------------------------------------------------------------------------
Morgan Stanley                                                             4.6%
--------------------------------------------------------------------------------
CVS                                                                        4.3%
--------------------------------------------------------------------------------
Coca-Cola                                                                  3.9%
--------------------------------------------------------------------------------
Symantec                                                                   3.8%
--------------------------------------------------------------------------------
Nokia ADR                                                                  3.6%
--------------------------------------------------------------------------------
As a % of Total Fund Investments in Common Stock                          58.7%
--------------------------------------------------------------------------------

                                                                    Focused Fund

--------------------------------------------------------------------------------

PERFORMANCE AND PORTFOLIO SUMMARY

Average Annual Total Return as of March 31, 2006
--------------------------------------------------------------------------------

                                                    One    Annualized   Annualized   Annualized
                                      Inception    Year      3 Year       5 Year     Inception
                                         Date     Return     Return       Return      to Date
-----------------------------------------------------------------------------------------------
Class Z                                02/12/99    9.88%     19.41%        3.44%       11.61%
Class A with load                      09/30/03    3.30%       n/a          n/a        10.92%
Class A without load                   09/30/03    9.59%       n/a          n/a        13.57%
Class C with load                      09/30/03    7.78%       n/a          n/a        12.72%
Class C without load                   09/30/03    8.78%       n/a          n/a        12.72%
Russell 3000(R) Index                  02/12/99   14.28%     19.14%        5.33%        3.58%
Lipper Multi-Cap Core Funds Average    01/31/99   14.55%     18.56%        5.03%        4.39%
-----------------------------------------------------------------------------------------------

Past performance is not a guarantee of future results. Information about these performance results and the comparative indexes can be found on pages 1-4.

Value of a $10,000 Investment
--------------------------------------------------------------------------------

[LINE CHART OMITTED, PLOT POINTS FOLLOWS]

               OLD MUTUAL FUND             RUSSELL             LIPPER MULTI-CAP
               FOCUSED-CLASS Z       3000 (R) INDEX           CORE FUNDS AVERAGE
                       -------          ----------         --------------------
2/28/1999              $10,000             $10,000                      $10,000
3/31/1999              $10,136             $10,000                      $ 9,995
3/31/2000              $19,173             $12,227                      $12,891
3/31/2001              $18,486             $ 9,506                      $10,844
3/31/2002              $17,344             $ 9,674                      $11,078
3/31/2003              $12,858             $ 7,289                      $ 8,391
3/31/2004              $18,404             $10,072                      $11,583
3/31/2005              $19,924             $10,786                      $12,282
3/31/2006              $21,892             $12,326                      $14,074


Past performance is not a guarantee of future results. The graph above compares an investment made in the Fund's Class Z shares on the inception date of February 12, 1999 to an investment made in an unmanaged securities index on that date and a mutual fund average composite. Performance for the Fund's other share classes will vary due to differences in charges and expenses. The Fund's performance in this chart and the performance table assumes reinvestment of dividends and capital gain distributions but does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. The chart assumes $10,000 invested in the Lipper Multi-Cap Core Funds Average on January 31, 1999.

Sector Weightings as of March 31, 2006 -- % of Total Fund Investments
(Unaudited)
--------------------------------------------------------------------------------

                                   [PIE CHART]

Cash                                                                        (3%)
Consumer Cyclical                                                          (15%)
Consumer Non-Cyclical                                                       (9%)
Energy                                                                      (5%)
Financial                                                                  (14%)
Health Care                                                                 (3%)
Industrial                                                                 (14%)
Technology                                                                 (33%)
Transportation                                                              (2%)
Basic Materials                                                             (2%)

STATEMENT OF NET ASSETS
AS OF MARCH 31, 2006

--------------------------------------------------------------------------------
                                                                       Market
Description                                                 Shares   Value (000)
--------------------------------------------------------------------------------
Common Stock -- 96.9%
Basic Materials -- 1.5%
Chemicals-Diversified -- 1.5%
EI Du Pont de Nemours                                        6,300   $      266
                                                                     -----------
                                                                            266
                                                                     -----------
Total Basic Materials (Cost $271)                                           266
--------------------------------------------------------------------------------
Consumer Cyclical -- 15.0%
Athletic Footwear -- 1.1%
Nike, Cl B                                                   2,200          187
                                                                     -----------
                                                                            187
--------------------------------------------------------------------------------
Cable TV -- 6.6%
Comcast, Cl A*                                              45,100        1,178
                                                                     -----------
                                                                          1,178
--------------------------------------------------------------------------------
Retail-Discount -- 3.0%
Costco Wholesale                                             9,900          536
                                                                     -----------
                                                                            536
--------------------------------------------------------------------------------
Retail-Drug Store -- 4.3%
CVS                                                         25,400          759
                                                                     -----------
                                                                            759
                                                                     -----------
Total Consumer Cyclical (Cost $2,457)                                     2,660
--------------------------------------------------------------------------------
Consumer Non-Cyclical -- 8.7%
Beverages-Non-Alcoholic -- 3.9%
Coca-Cola                                                   16,300          682
                                                                     -----------
                                                                            682
--------------------------------------------------------------------------------
Food-Wholesale/Distribution -- 4.8%
Sysco                                                       26,700          856
                                                                     -----------
                                                                            856
                                                                     -----------
Total Consumer Non-Cyclical (Cost $1,512)                                 1,538
--------------------------------------------------------------------------------
Energy -- 5.2%
Oil & Gas Drilling -- 2.1%
Nabors Industries*                                           5,100          365
                                                                     -----------
                                                                            365
--------------------------------------------------------------------------------
Pipelines -- 3.1%
El Paso                                                     45,600          549
                                                                     -----------
                                                                            549
                                                                     -----------
Total Energy (Cost $565)                                                    914
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                                                        Market
Description                                                 Shares   Value (000)
--------------------------------------------------------------------------------
Financial -- 14.2%
Finance-Investment Banker/Broker -- 4.6%
Morgan Stanley                                              13,000   $      817
                                                                     -----------
                                                                            817

--------------------------------------------------------------------------------
Insurance Brokers -- 3.6%
Marsh & McLennan                                            21,600          634
                                                                     -----------
                                                                            634
--------------------------------------------------------------------------------
Multi-Line Insurance -- 3.5%
Hartford Financial Services Group                            3,200          258
XL Capital, Cl A                                             5,600          359
                                                                     -----------
                                                                            617
--------------------------------------------------------------------------------
Property/Casualty Insurance -- 2.5%
St. Paul Travelers                                          10,600          443
                                                                     -----------
                                                                            443
                                                                     -----------
Total Financial (Cost $2,358)                                             2,511
--------------------------------------------------------------------------------
Health Care -- 3.3%
Medical Instruments -- 3.3%
Medtronic                                                   11,400          579
                                                                     -----------
                                                                            579
                                                                     -----------
Total Health Care (Cost $583)                                               579
--------------------------------------------------------------------------------
Industrial -- 14.4%
Diversified Manufacturing Operations -- 11.5%
Dover                                                       11,300          549
General Electric                                            42,600        1,481
                                                                     -----------
                                                                          2,030
--------------------------------------------------------------------------------
Non-Hazardous Waste Disposal -- 2.9%
Waste Management                                            14,700          519
                                                                     -----------
                                                                            519
                                                                     -----------
Total Industrial (Cost $2,290)                                            2,549
--------------------------------------------------------------------------------
Technology -- 32.3%
Applications Software -- 15.3%
Intuit*                                                      5,600          298
Microsoft                                                   88,500        2,408
                                                                     -----------
                                                                          2,706
--------------------------------------------------------------------------------
Data Processing/Management -- 4.9%
Automatic Data Processing                                   19,200          877
                                                                     -----------
                                                                            877
--------------------------------------------------------------------------------

OLD MUTUAL FOCUSED FUND -- concluded
--------------------------------------------------------------------------------

STATEMENT OF NET ASSETS
AS OF MARCH 31, 2006

--------------------------------------------------------------------------------
                                                      Shares/Face       Market
Description                                           Amount (000)   Value (000)
--------------------------------------------------------------------------------
Electronic Components-Semiconductors -- 1.5%
Intel                                                    13,800      $      267
                                                                     -----------
                                                                            267
--------------------------------------------------------------------------------
Internet Security -- 3.8%
Symantec*                                                39,881             671
                                                                     -----------
                                                                            671
--------------------------------------------------------------------------------
Networking Products -- 1.7%
Cisco Systems*                                           14,000             304
                                                                     -----------
                                                                            304
--------------------------------------------------------------------------------
Semiconductor Equipment -- 1.5%
Applied Materials                                        15,200             266
                                                                     -----------
                                                                            266
--------------------------------------------------------------------------------
Wireless Equipment -- 3.6%
Nokia ADR                                                30,800             638
                                                                     -----------
                                                                            638
                                                                     -----------
Total Technology (Cost $5,130)                                            5,729
--------------------------------------------------------------------------------
Transportation -- 2.3%
Transport-Services -- 2.3%
United Parcel Service, Cl B                               5,100             405
                                                                     -----------
                                                                            405
                                                                     -----------
Total Transportation (Cost $387)                                            405
--------------------------------------------------------------------------------
Total Common Stock (Cost $15,553)                                        17,151
--------------------------------------------------------------------------------
Repurchase Agreement -- 3.0%
Morgan Stanley
   4.550%, dated 03/31/06, to be
   repurchased on 04/03/06, repurchase
   price $537,751 (collateralized by
   a U.S. Treasury STRIP, par value
   $891,079, 3.890%, 02/15/16,
   total market value $548,298)(A)                      $   538             538
                                                                     -----------
Total Repurchase Agreement (Cost $538)                                      538
--------------------------------------------------------------------------------
Total Investments -- 99.9% (Cost $16,091)                                17,689
--------------------------------------------------------------------------------
Other Assets and Liabilities -- 0.1%
Payable for Management Fees                                                 (13)
Payable for Investment Securities Purchased                                  (1)
Other Assets and Liabilities, Net                                            27
--------------------------------------------------------------------------------
Total Other Assets and Liabilities                                           13
--------------------------------------------------------------------------------
Net Assets -- 100.0%                                                 $   17,702
================================================================================

--------------------------------------------------------------------------------
Description                                                          Value (000)
--------------------------------------------------------------------------------
Net Assets:

Paid-in-Capital ($0.001 par value)                                   $   17,620
Undistributed net investment income                                          15
Accumulated net realized loss on investments                             (1,531)
Unrealized appreciation on investments                                    1,598
                                                                     -----------
Net Assets                                                           $   17,702
================================================================================
Net Asset Value, Offering and Redemption
   Price Per Share -- Class Z
   ($17,565,699/862,568 shares)                                      $    20.36
================================================================================
Net Asset Value and Redemption
   Price Per Share -- Class A
   ($68,725/3,387 shares)                                            $    20.29
================================================================================
Maximum Offering
   Price Per Share -- Class A
   ($20.29/94.25%)                                                   $    21.53
================================================================================
Net Asset Value and Offering
   Price Per Share -- Class C+
   ($67,448/3,381 shares)                                            $    19.95
================================================================================

+ Class C shares have a contingent deferred sales charge. For a description of a possible sales charge, please see the Fund's prospectus.

*     Non-income producing security.

(A) -- Tri-party repurchase agreement

ADR -- American Depositary Receipt

Cl -- Class

STRIP -- Separate Trading of Registered Interest and Principal of Securities

Cost figures are shown with "000's" omitted.

The accompanying notes are an integral part of the financial statements.

OLD MUTUAL GROWTH FUND
--------------------------------------------------------------------------------

MANAGEMENT OVERVIEW
Sub-Advisor: Munder Capital Management and Turner Investment Partners, Inc.

--------------------------------------------------------------------------------
PERFORMANCE HIGHLIGHTS
--------------------------------------------------------------------------------

o OUTWARD SIGNS OF CORPORATE HEALTH PROVED POSITIVE FOR MID-CAP STOCKS, PARTICULARLY THOSE WITH LEVERAGE TO ECONOMIC EXPANSION.

o WITH THE ADDITION OF NEW SUB-ADVISORS TURNER AND MUNDER ON JANUARY 1, 2006, THE FUND CONTINUED TO OUTPACE ITS BENCHMARK INDEXES.

o     THE FUND'S UNDERWEIGHT POSITION TO THE ENERGY SECTOR DETRACTED FROM
      RETURNS.

EFFECTIVE JANUARY 1, 2006, AFTER AN EXTENSIVE SEARCH BY THE FUND'S BOARD OF TRUSTEES AND OLD MUTUAL CAPITAL -- WITH THE ASSISTANCE OF AN INDEPENDENT INVESTMENT CONSULTANT RETAINED BY THE BOARD -- TURNER INVESTMENT PARTNERS, INC. ("TURNER") AND MUNDER CAPITAL MANAGEMENT ("MUNDER") WERE APPOINTED SUB-ADVISORS TO THE FUND, EACH RESPONSIBLE FOR THE OVERSIGHT OF APPROXIMATELY 50% OF THE FUND'S PORTFOLIO. THIS DISCUSSION INCLUDES AN ANALYSIS OF THE ACTIVITIES OF BOTH THE PRIOR ADVISOR AND THE NEW SUB-ADVISORS.

Q.    How did the Fund perform relative to its benchmarks?

A. The Old Mutual Growth Fund delivered strong absolute and relative performance for the fiscal year ended March 31, 2006. The Fund's Class Z shares returned 26.42%, outpacing the 22.68% return posted by the Russell Midcap(R) Growth Index, the 21.62% return of the S&P MidCap 400 Index, and the 23.68% return of its peer group, the Lipper Mid-Cap Growth Funds Average. Performance for all share classes can be found on page 39.

Q.    What investment environment did the Fund face during the fiscal year?

A. Volatile markets and conflicting fears made for a rough ride during the fiscal year, even as stocks showed great resilience in climbing a proverbial wall of worry. While monetary tightening, natural disasters, rising energy prices, the flattening yield curve, and inflationary pressures fueled potent crosscurrents, economic growth and corporate earnings, both considered key drivers of stock market performance, remained robust. Continued growth in corporate profits also provided companies with necessary cash to spruce up balance sheets, boost dividends, repurchase stock, fund expansion, and target acquisitions. These outward signs of corporate health proved positive for mid-cap stocks in which the Fund generally invests, particularly those issuers with leverage to economic expansion.

Q.    How did portfolio composition affect Fund performance?

A. Health care was the leading sector performer during the first half of the fiscal year, as favorable stock selection, led by holdings Celgene and Techne, enabled the Fund to outperform the benchmark in this area. In contrast, most of the Fund's underperformance relative to the benchmark could be attributed to a significant underweight in energy stocks, which prevented meaningful participation in the sector's market-leading performance. However, stock selection in other sectors generally contributed favorably to Fund returns, as evidenced by TD Ameritrade Holdings, Chicago Mercantile Exchange Holdings and Corporate Executive Board (no longer a Fund holding), yet worked against overall performance in the case of PETCO and Sigmatel, which were ultimately sold as their fundamentals weakened.

      While an inverted yield curve and fears of lackluster holiday sales nearly derailed the fall rally, the Fund outperformed its benchmark during the fourth quarter of the fiscal year, having benefited from an overall improvement in growth stocks, and technology stocks in particular. Holdings within consumer cyclicals were top contributors for the quarter, including specialty retailers Fastenal (no longer a Fund holding) and Tractor Supply Company. Technology and health care names Marvell Technology Group (no longer a Fund holding) and Varian Medical Systems posted solid gains, although McAfee (no longer a Fund holding) and Mentor (no longer a Fund holding) were a drag on returns.

                                                                     Growth Fund

--------------------------------------------------------------------------------

MANAGEMENT OVERVIEW
Sub-Advisor: Munder Capital Management and Turner Investment Partners, Inc.

--------------------------------------------------------------------------------
TOP TEN COMMON STOCK HOLDINGS AS OF MARCH 31, 2006 (UNAUDITED)
--------------------------------------------------------------------------------

Oshkosh Truck                                                               1.7%
--------------------------------------------------------------------------------
Chicago Mercantile Exchange Holdings                                        1.6%
--------------------------------------------------------------------------------
Affiliated Managers Group                                                   1.5%
--------------------------------------------------------------------------------
National Oilwell Varco                                                      1.3%
--------------------------------------------------------------------------------
Penn National Gaming                                                        1.3%
--------------------------------------------------------------------------------
Resmed                                                                      1.2%
--------------------------------------------------------------------------------
Florida Rock Industries                                                     1.2%
--------------------------------------------------------------------------------
L-3 Communications Holdings                                                 1.1%
--------------------------------------------------------------------------------
Broadcom, Cl A                                                              1.1%
--------------------------------------------------------------------------------
TD Ameritrade Holding                                                       1.1%
--------------------------------------------------------------------------------
As a % of Total Fund Investments in Common Stock                           13.1%
--------------------------------------------------------------------------------

With the addition of Turner and Munder as new sub-advisors effective January 1, 2006, the Fund continued to outpace its benchmark index. For Turner, top-performing holdings included electrical equipment distributor WESCO International, which completed an accretive acquisition offering a national footprint, and Akamai Technologies, which benefited from accelerating demand for the delivery of digital content over the Internet. Meanwhile, XM Satellite Radio Holdings and Sirius Satellite Radio (no longer a Fund holding) both detracted from performance due to disappointing results and concerns over spiraling content costs.

For Munder, all but one of ten economic sectors delivered positive absolute returns. Industrials and materials topped the list as leading contributors, while information technology and energy detracted from relative performance - energy due to its overweight position, technology as a result of weak relative performance of individual holdings in that sector. Nevertheless, overall stock selection was strong, as evidenced by JOS A. Bank Clothiers, Oshkosh Truck, Hologic, Affiliated Managers Group, and FormFactor. In contrast, KB Home, Coventry Health Care, Asset Acceptance Capital, and Comverse Technology were negative contributors to relative performance.

Q.    What is the investment outlook for the mid-cap growth market?

A. Looking ahead, both of the Fund's sub-advisors remain positive in their outlook. Turner believes that the conclusion of monetary tightening will be beneficial to the equity markets, and with technology-related capital spending as a driver, earnings should continue to exceed expectations. Likewise, Munder sees continued support for corporate profits due to high productivity levels, robust cash generation and strong balance sheets. Well-positioned companies should still be able to grow rapidly and growth stocks appear attractively valued relative to their value counterparts. Thus, the Fund's sub-advisors believe that defensible and sustainable growth has the potential to outperform the broader stock market over the next six to twelve months.

THE OLD MUTUAL GROWTH FUND WAS PREVIOUSLY KNOWN AS THE PBHG GROWTH FUND. CLASS Z SHARES WERE PREVIOUSLY DESIGNATED AS PBHG SHARES

Growth Fund

PERFORMANCE AND PORTFOLIO SUMMARY

Average Annual Total Return as of March 31, 2006
--------------------------------------------------------------------------------

                                                    One    Annualized   Annualized   Annualized   Annualized
                                      Inception    Year      3 Year       5 Year       10 Year    Inception
                                        Date      Return     Return       Return       Return      to Date
------------------------------------------------------------------------------------------------------------
Class Z                               12/19/85    26.42%     18.64%       1.32%         1.11%       11.55%
Advisor Class                         08/16/96    26.09%     18.31%       1.06%          n/a         0.85%
Class A with load                     09/30/03    18.86%       n/a         n/a           n/a        11.18%
Class A without load                  09/30/03    26.13%       n/a         n/a           n/a        13.85%
Class C with load                     09/30/03    24.15%       n/a         n/a           n/a        13.00%
Class C without load                  09/30/03    25.15%       n/a         n/a           n/a        13.00%
Russell Midcap(R) Growth Index        12/19/85    22.68%     25.75%       9.00%         9.39%       12.20%
S&P Midcap 400 Index                  12/19/85    21.62%     26.04%      12.75%        14.51%       15.45%
Lipper Mid-Cap Growth Funds Average   12/31/85    23.68%     23.30%       6.49%         8.47%       11.16%
------------------------------------------------------------------------------------------------------------

Past performance is not a guarantee of future results. Information about these performance results and the comparative indexes can be found on pages 1-4.

Prior to January 1, 2006, the Fund was managed by an investment manager different than the Fund's current sub-advisors and the Fund's performance prior to January 1, 2006 may not be indicative of how it will perform in the future.

Value of a $10,000 Investment
--------------------------------------------------------------------------------

[LINE CHART OMITTED, PLOT POINTS FOLLOWS]


               OLD MUTUAL
             GROWTH FUND-                      RUSSELL                   S&P    LIPPER MID-CAP GROWTH
                  CLASS Z          MIDCAP GROWTH INDEX    MIDCAP 400 (R) INDEX          FUNDS AVERAGE
             ------------          -------------------      ----------------     --------------------
12/31/1985       $ 10,000                     $ 10,000              $ 10,000                 $ 10,000
 3/31/1986       $ 11,510                     $ 11,757              $ 11,442                 $ 11,618
 3/31/1987       $ 16,871                     $ 14,580              $ 14,055                 $ 14,683
 3/31/1988       $ 14,660                     $ 13,262              $ 12,873                 $ 13,280
 3/31/1989       $ 15,244                     $ 14,501              $ 15,082                 $ 15,342
 3/31/1990       $ 19,377                     $ 17,303              $ 18,075                 $ 17,885
 3/31/1991       $ 22,659                     $ 20,940              $ 21,766                 $ 20,865
 3/31/1992       $ 25,782                     $ 24,254              $ 26,440                 $ 25,454
 3/31/1993       $ 34,668                     $ 27,440              $ 30,726                 $ 28,802
 3/31/1994       $ 47,592                     $ 29,300              $ 32,587                 $ 31,725
 3/31/1995       $ 54,219                     $ 32,782              $ 35,335                 $ 34,820
 3/31/1996       $ 82,140                     $ 42,190              $ 45,389                 $ 46,421
 3/31/1997       $ 68,375                     $ 44,864              $ 50,224                 $ 48,000
 3/31/1998       $ 91,653                     $ 63,867              $ 74,829                 $ 69,543
 3/31/1999       $ 79,576                     $ 69,547              $ 75,173                 $ 72,226
 3/31/2000       $197,803                     $123,236              $103,803                 $130,213
 3/31/2001       $ 85,908                     $ 67,267              $ 96,579                 $ 87,334
 3/31/2002       $ 74,843                     $ 70,431              $114,819                 $ 87,683
 3/31/2003       $ 54,927                     $ 52,041              $ 87,894                 $ 64,035
 3/31/2004       $ 72,472                     $ 77,870              $131,048                 $ 91,994
 3/31/2005       $ 72,551                     $ 84,345              $144,715                 $ 97,160
 3/31/2006       $ 91,717                     $103,475              $176,004                 $120,089

Past performance is not a guarantee of future results. The graph above compares an investment made in the Fund's Class Z shares on the inception date of December 19, 1985 to an investment made in an unmanaged securities index on that date and a mutual fund average composite. Performance for the Fund's other share classes will vary due to differences in charges and expenses. The Fund's performance in this chart and the performance table assumes reinvestment of dividends and capital gain distributions but does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. The chart assumes $10,000 invested in the Lipper Mid-Cap Growth Funds Average on December 31, 1985.

Sector Weightings as of March 31, 2006 -- % of Total Fund Investments
(Unaudited)
--------------------------------------------------------------------------------

                                   [PIE CHART]

Cash                                                                        (1%)
Consumer Cyclical                                                          (18%)
Consumer Non-Cyclical                                                       (3%)
Energy                                                                     (11%)
Financial                                                                  (13%)
Health Care                                                                (14%)
Industrial                                                                  (7%)
Services                                                                    (8%)
Technology                                                                 (18%)
Transportation                                                              (2%)
Basic Materials                                                             (5%)

--------------------------------------------------------------------------------

STATEMENT OF NET ASSETS
AS OF MARCH 31, 2006

--------------------------------------------------------------------------------
                                                                       Market
Description                                               Shares    Value (000)
--------------------------------------------------------------------------------
Common Stock -- 97.9%
Basic Materials -- 5.2%
Advanced Materials/Products -- 0.2%
Ceradyne*                                                  29,200   $     1,457
                                                                    ------------
                                                                          1,457
--------------------------------------------------------------------------------
Building Products-Cement/Aggregate -- 1.2%
Florida Rock Industries                                   136,680         7,684
                                                                    ------------
                                                                          7,684
--------------------------------------------------------------------------------
Containers-Metal/Glass -- 0.3%
Ball                                                       37,140         1,628
                                                                    ------------
                                                                          1,628
--------------------------------------------------------------------------------
Gas Distribution -- 0.5%
New Jersey Resources                                       77,225         3,494
                                                                    ------------
                                                                          3,494
--------------------------------------------------------------------------------
Industrial Gases -- 1.1%
Airgas                                                    106,975         4,182
Praxair                                                    54,625         3,012
                                                                    ------------
                                                                          7,194
--------------------------------------------------------------------------------
Metal-Copper -- 0.9%
Phelps Dodge                                               73,250         5,899
                                                                    ------------
                                                                          5,899
--------------------------------------------------------------------------------
Steel-Specialty -- 0.4%
Allegheny Technologies                                     45,440         2,780
                                                                    ------------
                                                                          2,780
--------------------------------------------------------------------------------
Water -- 0.6%
Aqua America                                              134,575         3,744
                                                                    ------------
                                                                          3,744
                                                                    ------------
Total Basic Materials (Cost $31,365)                                     33,880
--------------------------------------------------------------------------------
Consumer Cyclical -- 18.1%
Apparel Manufacturers -- 1.0%
Coach*                                                    195,073         6,746
                                                                    ------------
                                                                          6,746
--------------------------------------------------------------------------------
Audio/Video Products -- 0.5%
Harman International                                       29,720         3,303
                                                                    ------------
                                                                          3,303
--------------------------------------------------------------------------------
Auto-Medium & Heavy Duty Trucks -- 1.7%
Oshkosh Truck                                             175,450        10,920
                                                                    ------------
                                                                         10,920
--------------------------------------------------------------------------------
Building-Mobil Home/Manufactured Housing -- 0.6%
Thor Industries                                            75,550         4,031
                                                                    ------------
                                                                          4,031
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                                                      Market
Description                                                Shares   Value (000)
--------------------------------------------------------------------------------
Building-Residential/Commercial -- 1.3%
KB Home                                                    63,775   $     4,144
Pulte Homes                                               115,200         4,426
                                                                    ------------
                                                                          8,570
--------------------------------------------------------------------------------
Casino Hotels -- 1.1%
Station Casinos                                            66,390         5,270
Wynn Resorts*                                              30,140         2,316
                                                                    ------------
                                                                          7,586
--------------------------------------------------------------------------------
Casino Services -- 1.1%
International Game Technology                             118,340         4,168
Scientific Games, Cl A*                                    97,120         3,412
                                                                    ------------
                                                                          7,580
--------------------------------------------------------------------------------
Distribution/Wholesale -- 0.6%
WESCO International*                                       62,000         4,217
                                                                    ------------
                                                                          4,217
--------------------------------------------------------------------------------
E-Commerce/Products -- 0.5%
Nutri/System*                                              68,610         3,260
                                                                    ------------
                                                                          3,260
--------------------------------------------------------------------------------
Garden Products -- 0.5%
Toro                                                       68,175         3,255
                                                                    ------------
                                                                          3,255
--------------------------------------------------------------------------------
Hotels & Motels -- 0.8%
Starwood Hotels & Resorts Worldwide                        81,640         5,529
                                                                    ------------
                                                                          5,529
--------------------------------------------------------------------------------
Racetracks -- 1.2%
Penn National Gaming*                                     194,575         8,207
                                                                    ------------
                                                                          8,207
--------------------------------------------------------------------------------
Radio -- 0.5%
XM Satellite Radio Holdings, Cl A*                        134,750         3,001
                                                                    ------------
                                                                          3,001
--------------------------------------------------------------------------------
Retail-Apparel/Shoe -- 2.7%
Chico's FAS*                                              158,685         6,449
JOS A Bank Clothiers*                                     152,750         7,324
Nordstrom                                                  94,720         3,711
                                                                    ------------
                                                                         17,484
--------------------------------------------------------------------------------
Retail-Automobile -- 0.1%
United Auto Group                                          11,034           474
                                                                    ------------
                                                                            474
--------------------------------------------------------------------------------
Retail-Computer Equipment -- 0.9%
GameStop, Cl A*                                           122,825         5,790
                                                                    ------------
                                                                          5,790
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                                                       Market
Description                                               Shares    Value (000)
--------------------------------------------------------------------------------
Retail-Consumer Electronics -- 0.2%
Circuit City Stores                                        53,220   $     1,303
                                                                    ------------
                                                                          1,303
--------------------------------------------------------------------------------
Retail-Gardening Products -- 0.8%
Tractor Supply*                                            75,950         5,039
                                                                    ------------
                                                                          5,039
--------------------------------------------------------------------------------
Retail-Jewelry -- 0.5%
Tiffany                                                    84,200         3,161
                                                                    ------------
                                                                          3,161
--------------------------------------------------------------------------------
Retail-Mail Order -- 0.6%
Williams-Sonoma                                            93,080         3,947
                                                                    ------------
                                                                          3,947
--------------------------------------------------------------------------------
Retail-Sporting Goods -- 0.7%
Dick's Sporting Goods*                                    111,025         4,404
                                                                    ------------
                                                                          4,404
--------------------------------------------------------------------------------
Storage/Warehousing -- 0.2%
Mobile Mini*                                               35,345         1,093
                                                                    ------------
                                                                          1,093
                                                                    ------------
Total Consumer Cyclical (Cost $88,821)                                  118,900
--------------------------------------------------------------------------------
Consumer Non-Cyclical -- 3.3%
Beverages-Non-Alcoholic -- 0.6%
Hansen Natural*                                            31,100         3,920
                                                                    ------------
                                                                          3,920
--------------------------------------------------------------------------------
Beverages-Wine/Spirits -- 0.7%
Constellation Brands, Cl A*                               178,200         4,464
                                                                    ------------
                                                                          4,464
--------------------------------------------------------------------------------
Consumer Products-Miscellaneous -- 0.5%
Jarden*                                                    99,575         3,271
                                                                    ------------
                                                                          3,271
--------------------------------------------------------------------------------
Food-Confectionery -- 0.8%
Flowers Foods                                             187,700         5,575
                                                                    ------------
                                                                          5,575
--------------------------------------------------------------------------------
Food-Retail -- 0.7%
Whole Foods Market                                         65,260         4,336
                                                                    ------------
                                                                          4,336
                                                                    ------------
Total Consumer Non-Cyclical (Cost $20,389)                               21,566
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                                                      Market
Description                                               Shares    Value (000)
--------------------------------------------------------------------------------
Energy -- 10.4%
Coal -- 0.9%
Arch Coal                                                  49,420   $     3,753
Peabody Energy                                             48,880         2,464
                                                                    ------------
                                                                          6,217
--------------------------------------------------------------------------------
Oil & Gas Drilling -- 2.2%
Diamond Offshore Drilling                                  29,350         2,627
Helmerich & Payne                                          76,500         5,341
Noble                                                      34,000         2,758
Precision Drilling                                        119,050         3,850
                                                                    ------------
                                                                         14,576
--------------------------------------------------------------------------------
Oil Companies-Exploration & Production -- 3.2%
Chesapeake Energy                                         131,525         4,131
CNX Gas*                                                   30,390           790
Denbury Resources*                                         57,430         1,819
Range Resources                                           172,740         4,718
Southwestern Energy*                                       64,840         2,087
Ultra Petroleum*                                           41,490         2,585
XTO Energy                                                115,225         5,020
                                                                    ------------
                                                                         21,150
--------------------------------------------------------------------------------
Oil Field Machinery & Equipment -- 2.0%
Cooper Cameron*                                            37,640         1,659
Grant Prideco*                                             58,030         2,486
National Oilwell Varco*                                   135,505         8,689
                                                                    ------------
                                                                         12,834
--------------------------------------------------------------------------------
Oil Refining & Marketing -- 0.6%
Sunoco                                                     47,080         3,652
                                                                    ------------
                                                                          3,652
--------------------------------------------------------------------------------
Oil-Field Services -- 0.9%
Oil States International*                                  73,400         2,705
Weatherford International*                                 64,800         2,964
                                                                    ------------
                                                                          5,669
--------------------------------------------------------------------------------
Pipelines -- 0.6%
Equitable Resources                                       114,925         4,196
                                                                    ------------
                                                                          4,196
                                                                    ------------
Total Energy (Cost $68,845)                                              68,294
--------------------------------------------------------------------------------
Financial -- 13.2%
Commercial Banks Non-US -- 0.2%
HDFC Bank ADR                                              21,480         1,171
                                                                    ------------
                                                                          1,171
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

STATEMENT OF NET ASSETS
AS OF MARCH 31, 2006

--------------------------------------------------------------------------------
                                                                      Market
Description                                               Shares    Value (000)
--------------------------------------------------------------------------------
Commercial Banks-Southern US -- 0.8%
Colonial BancGroup                                         61,760   $     1,544
Compass Bancshares                                         69,625         3,524
                                                                    ------------
                                                                          5,068
--------------------------------------------------------------------------------
Fiduciary Banks -- 0.6%
Mellon Financial                                          108,530         3,864
                                                                    ------------
                                                                          3,864
--------------------------------------------------------------------------------
Finance-Investment Banker/Broker -- 1.1%
TD Ameritrade Holding                                     353,150         7,370
                                                                    ------------
                                                                          7,370
--------------------------------------------------------------------------------
Finance-Other Services -- 1.9%
Asset Acceptance Capital*                                  12,950           252
Chicago Mercantile Exchange Holdings                       22,705        10,161
Nasdaq Stock Market*                                       49,780         1,993
                                                                    ------------
                                                                         12,406
--------------------------------------------------------------------------------
Financial Guarantee Insurance -- 0.8%
PMI Group                                                 112,175         5,151
                                                                    ------------
                                                                          5,151
--------------------------------------------------------------------------------
Investment Management/Advisory Services -- 3.4%
Affiliated Managers Group*                                 93,920        10,013
Blackrock, Cl A                                            23,225         3,251
Legg Mason                                                 34,200         4,286
T Rowe Price Group                                         65,540         5,126
                                                                    ------------
                                                                         22,676
--------------------------------------------------------------------------------
Life/Health Insurance -- 1.4%
AmerUs Group                                               80,325         4,838
Stancorp Financial Group                                   78,170         4,230
                                                                    ------------
                                                                          9,068
--------------------------------------------------------------------------------
Multi-Line Insurance -- 0.4%
HCC Insurance Holdings                                     80,680         2,808
                                                                    ------------
                                                                          2,808
--------------------------------------------------------------------------------
Property/Casualty Insurance -- 0.6%
ProAssurance*                                              74,150         3,856
                                                                    ------------
                                                                          3,856
--------------------------------------------------------------------------------
Real Estate Management/Services -- 0.5%
CB Richard Ellis Group, Cl A*                              44,180         3,565
                                                                    ------------
                                                                          3,565
--------------------------------------------------------------------------------
REITs -- 0.8%
Global Signal                                             110,075         5,416
                                                                    ------------
                                                                          5,416
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                                                      Market
Description                                               Shares    Value (000)
--------------------------------------------------------------------------------
REITs-Mortgage -- 0.7%
American Home Mortgage Investment                         107,175   $     3,345
KKR Financial                                              43,960           986
                                                                    ------------
                                                                          4,331
                                                                    ------------
Total Financial (Cost $76,352)                                           86,750
--------------------------------------------------------------------------------
Health Care -- 14.0%
Diagnostic Equipment -- 0.5%
Cytyc*                                                    109,950         3,098
                                                                    ------------
                                                                          3,098
--------------------------------------------------------------------------------
Diagnostic Kits -- 0.1%
Dade Behring Holdings                                      15,990           571
                                                                    ------------
                                                                            571
--------------------------------------------------------------------------------
Dialysis Centers -- 0.4%
DaVita*                                                    40,310         2,427
                                                                    ------------
                                                                          2,427
--------------------------------------------------------------------------------
Medical Information Systems -- 0.5%
Cerner*                                                    76,200         3,616
                                                                    ------------
                                                                          3,616
--------------------------------------------------------------------------------
Medical Instruments -- 0.5%
Intuitive Surgical*                                        22,650         2,673
Techne*                                                    11,870           714
                                                                    ------------
                                                                          3,387
--------------------------------------------------------------------------------
Medical Labs & Testing Services -- 1.2%
Laboratory Corp of America Holdings*                       62,500         3,655
Quest Diagnostics                                          81,720         4,192
                                                                    ------------
                                                                          7,847
--------------------------------------------------------------------------------
Medical Products -- 0.4%
Varian Medical Systems*                                    48,320         2,714
                                                                    ------------
                                                                          2,714
--------------------------------------------------------------------------------
Medical-Biomedical/Genetic -- 1.7%
Biogen Idec*                                               33,540         1,580
Celgene*                                                  100,120         4,427
Nektar Therapeutics*                                       41,450           845
PDL BioPharma*                                             89,520         2,936
Vertex Pharmaceuticals*                                    43,300         1,584
                                                                    ------------
                                                                         11,372
--------------------------------------------------------------------------------
Medical-Drugs -- 2.0%
Allergan                                                   42,530         4,614
Cephalon*                                                  34,620         2,086
Forest Laboratories*                                       69,810         3,116
Shire ADR                                                  65,070         3,025
                                                                    ------------
                                                                         12,841
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                                                      Market
Description                                               Shares    Value (000)
--------------------------------------------------------------------------------
Medical-Generic Drugs -- 0.4%
Barr Pharmaceuticals*                                      40,200   $     2,532
                                                                    ------------
                                                                          2,532
--------------------------------------------------------------------------------
Medical-HMO -- 1.5%
Coventry Health Care*                                     108,150         5,838
Humana*                                                    44,660         2,351
Sierra Health Services*                                    33,500         1,364
                                                                    ------------
                                                                          9,553
--------------------------------------------------------------------------------
Pharmacy Services -- 1.0%
Express Scripts*                                           46,760         4,110
Omnicare                                                   43,130         2,372
                                                                    ------------
                                                                          6,482
--------------------------------------------------------------------------------
Physical Therapy/Rehabilitation Centers -- 0.1%
Psychiatric Solutions*                                     25,850           856
                                                                    ------------
                                                                            856
--------------------------------------------------------------------------------
Respiratory Products -- 1.2%
Resmed*                                                   180,850         7,954
                                                                    ------------
                                                                          7,954
--------------------------------------------------------------------------------
Therapeutics -- 0.9%
Gilead Sciences*                                           93,625         5,825
                                                                    ------------
                                                                          5,825
--------------------------------------------------------------------------------
Veterinary Diagnostics -- 0.8%
VCA Antech*                                               185,725         5,290
                                                                    ------------
                                                                          5,290
--------------------------------------------------------------------------------
X-Ray Equipment -- 0.8%
Hologic*                                                   99,950         5,532
                                                                    ------------
                                                                          5,532
                                                                    ------------
Total Health Care (Cost $76,685)                                         91,897
--------------------------------------------------------------------------------
Industrial -- 6.9%
Building Products-Cement/Aggregate -- 0.3%
Martin Marietta Materials                                  15,850         1,696
                                                                    ------------
                                                                          1,696
--------------------------------------------------------------------------------
Diversified Manufacturing Operations -- 0.5%
Roper Industries                                           71,290         3,467
                                                                    ------------
                                                                          3,467
--------------------------------------------------------------------------------
Electric Products-Miscellaneous -- 0.4%
Ametek                                                     59,470         2,674
                                                                    ------------
                                                                          2,674

--------------------------------------------------------------------------------
                                                                       Market
Description                                               Shares    Value (000)
--------------------------------------------------------------------------------
Electronic Measuring Instruments -- 0.8%
Agilent Technologies*                                     136,890   $     5,140
                                                                    ------------
                                                                          5,140
--------------------------------------------------------------------------------
Electronics-Military -- 1.1%
L-3 Communications Holdings                                86,275         7,402
                                                                    ------------
                                                                          7,402
--------------------------------------------------------------------------------
Hazardous Waste Disposal -- 1.0%
Stericycle*                                                95,525         6,459
                                                                    ------------
                                                                          6,459
--------------------------------------------------------------------------------
Identification Systems/Development -- 0.5%
Cogent*                                                   169,525         3,109
                                                                    ------------
                                                                          3,109
--------------------------------------------------------------------------------
Instruments-Controls -- 0.3%
Thermo Electron*                                           52,920         1,963
                                                                    ------------
                                                                          1,963
--------------------------------------------------------------------------------
Machinery-Construction & Mining -- 0.7%
Joy Global                                                 79,920         4,777
                                                                    ------------
                                                                          4,777
--------------------------------------------------------------------------------
Machinery-Pumps -- 0.5%
Graco                                                      76,650         3,482
                                                                    ------------
                                                                          3,482
--------------------------------------------------------------------------------
Metal Processors & Fabricators -- 0.8%
Precision Castparts                                        92,100         5,471
                                                                    ------------
                                                                          5,471
                                                                    ------------
Total Industrial (Cost $38,071)                                          45,640
--------------------------------------------------------------------------------
Services -- 7.8%
Advertising Services -- 0.4%
Getty Images*                                              35,052         2,624
                                                                    ------------
                                                                          2,624
--------------------------------------------------------------------------------
Commercial Services-Finance -- 1.9%
Euronet Worldwide*                                         85,200         3,223
Moody's                                                    48,940         3,497
Wright Express*                                           195,350         5,480
                                                                    ------------
                                                                         12,200
--------------------------------------------------------------------------------
Computer Services -- 1.5%
Cognizant Technology Solutions, Cl A*                      84,626         5,035
SRA International, Cl A*                                  128,500         4,848
                                                                    ------------
                                                                          9,883
--------------------------------------------------------------------------------

OLD MUTUAL GROWTH FUND -- concluded
--------------------------------------------------------------------------------

STATEMENT OF NET ASSETS
AS OF MARCH 31, 2006

--------------------------------------------------------------------------------
                                                                       Market
Description                                               Shares    Value (000)
--------------------------------------------------------------------------------
Engineering/R&D Services -- 2.1%
EMCOR Group*                                              131,575   $     6,534
McDermott International*                                  134,775         7,338
                                                                    ------------
                                                                         13,872
--------------------------------------------------------------------------------
Human Resources -- 1.2%
Manpower                                                   56,570         3,235
Monster Worldwide*                                         98,560         4,914
                                                                    ------------
                                                                          8,149
--------------------------------------------------------------------------------
Printing-Commercial -- 0.2%
VistaPrint*                                                44,380         1,325
                                                                    ------------
                                                                          1,325
--------------------------------------------------------------------------------
Transport-Services -- 0.5%
CH Robinson Worldwide                                      65,310         3,206
                                                                    ------------
                                                                          3,206
                                                                    ------------
Total Services (Cost $38,795)                                            51,259
--------------------------------------------------------------------------------
Technology -- 17.3%
Applications Software -- 0.5%
Red Hat*                                                  113,620         3,179
                                                                    ------------
                                                                          3,179
--------------------------------------------------------------------------------
Cellular Telecommunications -- 1.0%
NII Holdings*                                             111,400         6,569
                                                                    ------------
                                                                          6,569
--------------------------------------------------------------------------------
Computer Graphics -- 0.7%
Trident Microsystems*                                     154,429         4,488
                                                                    ------------
                                                                          4,488
--------------------------------------------------------------------------------
Computer Software -- 0.7%
Blackbaud                                                 201,125         4,262
                                                                    ------------
                                                                          4,262
--------------------------------------------------------------------------------
Computers-Memory Devices -- 0.4%
Network Appliance*                                         79,520         2,865
                                                                    ------------
                                                                          2,865
--------------------------------------------------------------------------------
Computers-Peripheral Equipment -- 0.5%
Logitech International ADR*                                76,425         3,039
                                                                    ------------
                                                                          3,039
--------------------------------------------------------------------------------
Data Processing/Management -- 1.0%
Fidelity National Information Services                     53,310         2,162
Global Payments                                            32,580         1,727
NAVTEQ*                                                    55,100         2,791
                                                                    ------------
                                                                          6,680
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                                                      Market
Description                                                Shares   Value (000)
--------------------------------------------------------------------------------
E-Marketing/Information -- 0.9%
aQuantive*                                                254,180   $     5,983
                                                                    ------------
                                                                          5,983
--------------------------------------------------------------------------------
Electronic Components-Semiconductors -- 4.5%
Advanced Micro Devices*                                   208,890         6,927
Broadcom, Cl A*                                           170,925         7,377
Microchip Technology                                       99,650         3,617
Micron Technology*                                        259,900         3,826
ON Semiconductor*                                         280,100         2,034
PMC - Sierra*                                             189,110         2,324
Silicon Laboratories*                                      58,488         3,214
                                                                    ------------
                                                                         29,319
--------------------------------------------------------------------------------
Internet Content-Information/Networks -- 0.4%
CNET Networks*                                            181,340         2,577
                                                                    ------------
                                                                          2,577
--------------------------------------------------------------------------------
Internet Infrastructure Software -- 2.4%
Akamai Technologies*                                      164,740         5,418
F5 Networks*                                               77,240         5,599
Openwave Systems*                                         205,870         4,443
                                                                    ------------
                                                                         15,460
--------------------------------------------------------------------------------
Internet Telephony -- 0.9%
j2 Global Communications*                                 128,000         6,016
                                                                    ------------
                                                                          6,016
--------------------------------------------------------------------------------
Semiconductor Equipment -- 2.2%
ASML Holdings*                                            142,760         2,908
Formfactor*                                                96,325         3,787
Kla-Tencor                                                 83,470         4,037
Novellus Systems*                                          63,030         1,513
Varian Semiconductor Equipment Associates*                 86,980         2,442
                                                                    ------------
                                                                         14,687
--------------------------------------------------------------------------------
Telecommunications Equipment -- 0.9%
Comverse Technology*                                      117,450         2,764
JDS Uniphase*                                             784,980         3,273
                                                                    ------------
                                                                          6,037
--------------------------------------------------------------------------------
Wireless Equipment -- 0.3%
Crown Castle International*                                78,640         2,229
                                                                    ------------
                                                                          2,229
                                                                    ------------
Total Technology (Cost $97,921)                                         113,390
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                                      Shares/Face      Market
Description                                          Amount (000)   Value (000)
--------------------------------------------------------------------------------
Transportation -- 1.7%
Transport-Marine -- 0.5%
American Commercial Lines*                                 74,225   $     3,503
                                                                    ------------
                                                                          3,503
--------------------------------------------------------------------------------
Transport-Services -- 0.4%
UTI Worldwide                                              79,770         2,521
                                                                    ------------
                                                                          2,521
--------------------------------------------------------------------------------
Transport-Truck -- 0.8%
Landstar System                                            39,780         1,755
Old Dominion Freight Line*                                117,700         3,172
                                                                    ------------
                                                                          4,927
                                                                    ------------
Total Transportation (Cost $9,847)                                       10,951
--------------------------------------------------------------------------------
Total Common Stock (Cost $547,091)                                      642,527
--------------------------------------------------------------------------------
Repurchase Agreement -- 1.0%
UBS Warburg LLC
  4.790%, dated 03/31/06, to be
  repurchased on 04/03/06, repurchase price
  $6,238,549 (collateralized by an FNMA mortgage
  obligation, par value $6,360,000, 4.875%,
  03/15/07, total market value $6,362,435)(A)             $ 6,236         6,236
                                                                    ------------
Total Repurchase Agreement (Cost $6,236)                                  6,236
--------------------------------------------------------------------------------
Total Investments -- 98.9% (Cost $553,327)                              648,763
--------------------------------------------------------------------------------
Other Assets and Liabilities -- 1.1%
Payable for Fund Shares Redeemed                                         (6,430)
Payable for Investment Securities Purchased                              (4,525)
Payable for Management Fees                                                (816)
Other Assets and Liabilities, Net                                        18,884
--------------------------------------------------------------------------------
Total Other Assets and Liabilities                                        7,113
--------------------------------------------------------------------------------
Net Assets -- 100.0%                                                $   655,876
--------------------------------------------------------------------------------
Net Assets:

Paid-in-Capital ($0.001 par value)                                  $ 1,788,701
Accumulated net realized loss on investments                         (1,228,261)
Unrealized appreciation on investments                                   95,436
                                                                    ------------
Net Assets                                                          $   655,876
================================================================================

--------------------------------------------------------------------------------
Description                                                             Value
--------------------------------------------------------------------------------
Net Asset Value, Offering and Redemption
  Price Per Share -- Class Z
  ($655,519,291/28,239,792 shares)                                  $     23.21
================================================================================
Net Asset Value, Offering and Redemption
  Price Per Share -- Advisor Class
  ($64,197/2,838 shares)                                            $     22.62
================================================================================
Net Asset Value and Redemption
  Price Per Share -- Class A
  ($224,210/9,717 shares)                                           $     23.07
================================================================================
Maximum Offering
  Price Per Share -- Class A
  ($23.07/94.25%)                                                   $     24.48
================================================================================
Net Asset Value and Offering
  Price Per Share -- Class C+
  ($67,878/2,998 shares)                                            $     22.64
================================================================================

+ Class C shares have a contingent deferred sales charge. For a description of a possible sales charge, please see the Fund's prospectus.

*     Non-income producing security.

(A) -- Tri-party repurchase agreement

ADR -- American Depositary Receipt

Cl -- Class

FNMA -- Federal National Mortgage Association

HMO -- Health Maintenance Organization

LLC -- Limited Liability Company

R&D -- Research & Development

REITs -- Real Estate Investment Trusts

Cost figures are shown with "000's" omitted.

The accompanying notes are an integral part of the financial statements.

OLD MUTUAL HEITMAN REIT FUND
--------------------------------------------------------------------------------

MANAGEMENT OVERVIEW
Sub-Advisor: Heitman Real Estate Securities, LLC

--------------------------------------------------------------------------------
PERFORMANCE HIGHLIGHTS
--------------------------------------------------------------------------------

o STRONG FISCAL YEAR RETURNS WERE DRIVEN BY STABLE LONG-TERM INTEREST RATES, IMPROVING REAL ESTATE FUNDAMENTALS, MOUNTING MERGER ACTIVITY, AND CONTINUED STRONG CAPITAL FLOWS.

o SECURITY SELECTION IN THE REGIONAL RETAIL AND OFFICE SECTORS ADDED TO RELATIVE PERFORMANCE, WHILE DETRACTING FROM PERFORMANCE IN THE APARTMENT AND INDUSTRIAL SECTORS.

o OVERALL SECTOR ALLOCATION COMPARED TO THE BENCHMARK DETRACTED FROM PERFORMANCE DURING THE PERIOD.

Q.    How did the Fund perform relative to its benchmarks?

A. For the fiscal year ended March 31, 2006, the Old Mutual Heitman REIT Fund Class Z shares posted strong absolute returns, gaining 37.47%. The Fund underperformed the 40.62% return posted by its benchmark, the Dow Jones Wilshire Real Estate Securities Index, while outperforming the 11.73% return of the S&P 500 Index and the 36.64% return for its peer group, the Lipper Real Estate Funds Average. Performance for all share classes can be found on page 48.

Q.    What investment environment did the Fund face during the fiscal year?

A. Over the course of the fiscal year, strong returns were driven by stable long-term interest rates, improving real estate fundamentals, mounting merger activity, and continued strong capital flows. Range-bound rates helped bolster the REIT sector, as dividend yields maintained a close spread to the 10-year Treasury note. At the same time, improving property fundamentals were the main driver of stronger earnings growth. This combination of attractive relative yield and earnings growth for REITs continued to attract capital to the sector.

      Although stable long-term interest rates contributed to robust fiscal-year returns, rates began to trend higher as the period came to a close. While some forecasters predicted that the 10-year Treasury yield would rise to 5.5% in 2006, others believed that the press of capital flows would likely exert a stabilizing effect on long-term rates as well as real estate prices. The sub-advisor is closely monitoring the impact of higher interest rates on REIT operations, and believes that higher rates brought on by strong economic growth would be positive for the sector, boosting job growth and demand for space, while lowering new supply.

Q.    How did portfolio composition affect Fund performance?

A. Although sector overweights in the health care, storage and diversified sectors contributed positively to performance during the first half of the fiscal year, overall sector allocation hurt performance. The Fund's underweight position to regional retail and overweight position to the triple net lease and hotel sectors were negative contributors to performance. Meanwhile, security selection in the local retail (overweight in Regency Centers), office (avoidance of Equity Office) and manufactured home sectors contributed to performance.

      Turning to the second half of the fiscal year, strong security selection in the regional retail sector, including a lack of exposure to Mills, added to relative performance. Strong security selection in the office and mixed sectors also added to relative performance. Although sector allocation was negative overall, underweighting the diversified sector and overweighting the apartment sector offered some positive relative performance. Security selection in the apartments, industrial and local retail detracted from performance. Negative allocation effects were driven by an overweight position to the health care sector and an underweight position to the industrial sector.

Heitman REIT Fund

Q.    What is the investment outlook for the REIT market?

A. Looking ahead, the Fund's sub-advisor believes that healthy economic growth should continue over the coming fiscal year, resulting in improved real estate fundamentals. They anticipate that strong real estate fundamentals should lead to robust cash flow growth at the company level, while earnings growth should strengthen as the real estate recovery has taken hold in all property sectors. In turn, this could lead to larger dividend increases at the individual company level.

      In this expanding economy, the Fund will focus on companies with a high probability of improving cash flow growth, while looking for opportunities with attractive valuations, regardless of property sector. With all property sectors currently seeing improvement, the key to performance will be identifying those companies that can best capitalize on the improvement in real estate fundamentals.

THE OLD MUTUAL HEITMAN REIT FUND WAS PREVIOUSLY KNOWN AS THE HEITMAN REIT FUND. CLASS Z SHARES WERE PREVIOUSLY DESIGNATED AS PBHG SHARES.

--------------------------------------------------------------------------------
TOP TEN COMMON STOCK HOLDINGS AS OF MARCH 31, 2006 (UNAUDITED)
--------------------------------------------------------------------------------

Simon Property Group                                                        8.9%
--------------------------------------------------------------------------------
Equity Residential                                                          5.1%
--------------------------------------------------------------------------------
Public Storage                                                              5.0%
--------------------------------------------------------------------------------
Starwood Hotels & Resorts Worldwide                                         4.9%
--------------------------------------------------------------------------------
Vornado Realty Trust                                                        4.9%
--------------------------------------------------------------------------------
Archstone-Smith Trust                                                       4.4%
--------------------------------------------------------------------------------
Brookfield Properties                                                       4.3%
--------------------------------------------------------------------------------
Prologis                                                                    4.2%
--------------------------------------------------------------------------------
AvalonBay Communities                                                       3.9%
--------------------------------------------------------------------------------
General Growth Properties                                                   3.8%
--------------------------------------------------------------------------------
As a % of Total Fund Investments in Common Stock                           49.4%
--------------------------------------------------------------------------------

                                                               Heitman REIT Fund

--------------------------------------------------------------------------------

PERFORMANCE AND PORTFOLIO SUMMARY

Average Annual Total Return as of March 31, 2006
--------------------------------------------------------------------------------

                                                                One     Annualized   Annualized   Annualized   Annualized
                                                   Inception    Year      3 Year       5 Year      10 Year     Inception
                                                      Date     Return     Return       Return       Return      to Date
-------------------------------------------------------------------------------------------------------------------------
Class Z*                                            03/13/89   37.47%     32.38%       22.33%       16.29%       12.28%
Advisor Class**                                     05/15/95   37.13%     32.06%       21.97%       15.84%       16.09%
Class A with load                                   09/30/03   29.25%       n/a          n/a          n/a        25.11%
Class A without load                                09/30/03   37.16%       n/a          n/a          n/a        28.11%
Class C with load                                   09/30/03   35.17%       n/a          n/a          n/a        27.17%
Class C without load                                09/30/03   36.17%       n/a          n/a          n/a        27.17%
Dow Jones Wilshire Real Estate Securities Index     03/13/89   40.62%     33.94%       22.70%       16.29%       10.40%
S&P 500 Index                                       03/13/89   11.73%     17.22%        3.97%        8.95%       11.46%
Lipper Real Estate Funds Average                    02/28/89   36.64%     31.62%       22.15%       15.99%       11.69%
-------------------------------------------------------------------------------------------------------------------------

Past performance is not a guarantee of future results. Information about these performance results and the comparative indexes can be found on pages 1-4.

* Data includes performance of a predecessor fund, whose inception date was March 13, 1989.

** Data includes performance of a predecessor fund, whose inception date was May 15, 1995.

Value of a $10,000 Investment
--------------------------------------------------------------------------------

[LINE CHART OMITTED, PLOT POINTS FOLLOWS]


              OLD MUTUAL
                 HEITMAN
              REIT FUND-            S&P                 DOW JONES WILSHIRE REAL ESTATE   LIPPER REAL ESTATE
                 CLASS Z      500 INDEX                              SECURITIES INDEX         FUNDS AVERAGE
                 -------      ---------                  ---------------------------      -----------------
3/13/1989        $10,000        $10,000                                      $10,000                $10,000
3/31/1989        $ 9,960        $ 9,767                                      $ 9,930                $ 9,994
3/31/1990        $ 9,598        $11,645                                      $ 9,415                $10,416
3/31/1991        $ 9,523        $13,323                                      $ 8,342                $11,056
3/31/1992        $ 9,910        $14,794                                      $ 8,087                $12,081
3/31/1993        $13,861        $17,047                                      $10,169                $16,095
3/31/1994        $14,031        $17,298                                      $10,014                $17,073
3/31/1995        $13,312        $19,991                                      $ 9,992                $16,469
3/31/1996        $15,933        $26,408                                      $11,791                $19,680
3/31/1997        $21,879        $31,643                                      $15,769                $26,204
3/31/1998        $26,131        $46,832                                      $18,408                $31,582
3/31/1999        $20,750        $55,477                                      $14,783                $25,256
3/31/2000        $21,910        $65,431                                      $15,243                $26,424
3/31/2001        $26,299        $51,248                                      $19,181                $32,417
3/31/2002        $32,939        $51,371                                      $23,345                $39,063
3/31/2003        $31,052        $38,650                                      $22,197                $38,307
3/31/2004        $47,225        $52,224                                      $33,773                $57,992
3/31/2005        $52,401        $55,718                                      $37,999                $63,960
3/31/2006        $72,035        $62,251                                      $53,453                $87,381


Past performance is not a guarantee of future results. The graph above compares an investment made in the Fund's Class Z shares on the inception date of March 13, 1989 (inception date of the Fund's predecessor) to an investment made in unmanaged securities indexes on that date and a mutual fund average composite.

Performance for the Fund's other share classes will vary due to differences in charges and expenses. The Fund's performance in this chart and the performance table assumes reinvestment of dividends and capital gain distributions but does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. The chart assumes $10,000 invested in the Lipper Real Estate Funds Average on February 28, 1989.

Sector Weightings as of March 31, 2006 -- % of Total Fund Investments
(Unaudited)
--------------------------------------------------------------------------------

                                   [PIE CHART]

Cash                                                                        (2%)
Consumer Cyclical                                                           (8%)
Real Estate Operation/Development                                           (4%)
Apartments                                                                 (20%)
Diversified                                                                (11%)
Hotels                                                                      (4%)
Office Property                                                            (13%)
Regional Malls                                                             (14%)
Shopping Centers                                                           (12%)
Storage                                                                     (6%)
Warehouse/Industrial                                                        (6%)

STATEMENT OF NET ASSETS
AS OF MARCH 31, 2006

--------------------------------------------------------------------------------
                                                                       Market
Description                                             Shares      Value (000)
--------------------------------------------------------------------------------
Common Stock -- 97.6%
Consumer Cyclical -- 7.5%
Hotels & Motels -- 7.5%
Hilton Hotels                                             117,500   $     2,992
Orient Express Hotels, Cl A                                58,200         2,283
Starwood Hotels & Resorts Worldwide                       143,900         9,746
                                                                    ------------
                                                                         15,021
                                                                    ------------
Total Consumer Cyclical (Cost $10,437)                                   15,021
--------------------------------------------------------------------------------
Financial -- 90.1%
Real Estate Operation/Development -- 4.3%
Brookfield Properties                                     252,150         8,611
                                                                    ------------
                                                                          8,611
--------------------------------------------------------------------------------
REITs-Apartments -- 20.4%
Archstone-Smith Trust                                     179,000         8,730
AvalonBay Communities                                      71,700         7,823
Camden Property Trust                                      84,900         6,117
Equity Residential                                        218,700        10,233
GMH Communities Trust                                     195,400         2,274
United Dominion Realty Trust                              196,500         5,608
                                                                    ------------
                                                                         40,785
--------------------------------------------------------------------------------
REITs-Diversified -- 10.7%
Digital Realty Trust                                      112,200         3,161
Liberty Property Trust                                    122,300         5,768
Spirit Finance                                            217,700         2,656
Vornado Realty Trust                                      101,100         9,705
                                                                    -----------
                                                                         21,290
--------------------------------------------------------------------------------
REITs-Hotels -- 4.2%
Highland Hospitality                                      124,300         1,580
Innkeepers USA Trust                                      105,600         1,790
LaSalle Hotel Properties                                   94,700         3,882
Sunstone Hotel Investors                                   36,100         1,046
                                                                    ------------
                                                                          8,298
--------------------------------------------------------------------------------
REITs-Office Property -- 13.0%
Alexandria Real Estate Equities                            46,200         4,404
BioMed Realty Trust                                       199,000         5,898
Boston Properties                                          72,100         6,723
Columbia Equity Trust                                      55,600           978
Mack-Cali Realty                                          146,200         7,018
Republic Property Trust                                    82,100           966
                                                                    ------------
                                                                         25,987
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                                      Shares/Face      Market
Description                                          Amount (000)   Value (000)
--------------------------------------------------------------------------------
REITs-Regional Malls -- 14.2%
General Growth Properties                                 152,700   $     7,463
Simon Property Group                                      211,600        17,804
Taubman Centers                                            73,700         3,071
                                                                    ------------
                                                                         28,338
--------------------------------------------------------------------------------
REITs-Shopping Centers -- 11.9%
Acadia Realty Trust                                       111,700         2,630
Equity One                                                 84,400         2,073
Kimco Realty                                              156,300         6,352
Pan Pacific Retail Properties                              62,650         4,442
Regency Centers                                            80,600         5,415
Tanger Factory Outlet Centers                              79,500         2,736
                                                                    ------------
                                                                         23,648
--------------------------------------------------------------------------------
REITs-Storage -- 5.8%
Public Storage                                            123,200        10,008
U-Store-It Trust                                           75,600         1,523
                                                                    ------------
                                                                         11,531
--------------------------------------------------------------------------------
REITs-Warehouse/Industrial -- 5.6%
EastGroup Properties                                       59,400         2,818
Prologis                                                  156,900         8,394
                                                                    ------------
                                                                         11,212
                                                                    ------------
Total Financial (Cost $123,194)                                         179,700
--------------------------------------------------------------------------------

Total Common Stock (Cost $133,631)                                      194,721
--------------------------------------------------------------------------------
Repurchase Agreement -- 2.2%
Deutsche Bank
   4.650%, dated 03/31/06, to be repurchased on
   04/03/06, repurchase price $4,439,319
   (collateralized by an FHLB mortgage obligation,
   par value $4,635,000, 5.800%, 01/27/20, total
   market value $4,526,361)(A)                       $      4,438         4,438
                                                                    ------------

Total Repurchase Agreement (Cost $4,438)                                  4,438
--------------------------------------------------------------------------------

Total Investments -- 99.8% (Cost $138,069)                              199,159
--------------------------------------------------------------------------------

Other Assets and Liabilities -- 0.2%
Payable for Investment Securities Purchased                              (3,725)
Payable for Management Fees                                                (288)
Payable for Fund Shares Redeemed                                           (135)
Payable for Service and Distribution Fees                                    (4)
Other Assets and Liabilities, Net                                         4,593

--------------------------------------------------------------------------------
Total Other Assets and Liabilities                                          441
--------------------------------------------------------------------------------

Net Assets -- 100.0%                                                $   199,600
================================================================================

OLD MUTUAL HEITMAN REIT FUND -- concluded
--------------------------------------------------------------------------------

STATEMENT OF NET ASSETS
AS OF MARCH 31, 2006

--------------------------------------------------------------------------------

Description                                                         Value (000)
--------------------------------------------------------------------------------
Net Assets:

Paid-in-Capital ($0.001 par value)                                  $   131,458
Undistributed net investment income                                           3
Accumulated net realized gain on investments                              7,049
Unrealized appreciation on investments                                   61,090
                                                                    ------------
Net Assets                                                          $   199,600
================================================================================
Net Asset Value, Offering and Redemption
   Price Per Share -- Class Z
   ($182,951,127/12,807,379 shares)                                 $     14.28
================================================================================
Net Asset Value, Offering and Redemption
   Price Per Share -- Advisor Class
   ($15,848,728/1,115,151 shares)                                   $     14.21
================================================================================
Net Asset Value and Redemption
   Price Per Share -- Class A
   ($267,123/18,702 shares)                                         $     14.28
================================================================================
Maximum Offering
   Price Per Share -- Class A
   ($14.28/94.25%)                                                  $     15.15
================================================================================
Net Asset Value and Offering
   Price Per Share -- Class C+
   ($532,956/37,390 shares)                                         $     14.25
================================================================================

+ Class C shares have a contingent deferred sales charge.For a description of a possible sales charge, please see the Fund's prospectus.

(A) -- Tri-party repurchase agreement

Cl -- Class

FHLB -- Federal Home Loan Bank

REITs -- Real Estate Investment Trusts

Cost figures are shown with "000's" omitted.

The accompanying notes are an integral part of the financial statements.

OLD MUTUAL LARGE CAP FUND
--------------------------------------------------------------------------------

MANAGEMENT OVERVIEW
Sub-Advisor: Liberty Ridge Capital, Inc.

--------------------------------------------------------------------------------
PERFORMANCE HIGHLIGHTS
--------------------------------------------------------------------------------

o STOCK-SPECIFIC ISSUES ACCOUNTED FOR MUCH OF THE FUND'S UNDERPERFORMANCE DURING THE PERIOD.

o THE FUND'S POSITION IN HARTFORD FINANCIAL SERVICES GROUP BENEFITED FROM STRONG SALES EXECUTION AND LOWER-THAN-EXPECTED EXPOSURE TO
      HURRICANE-RELATED CLAIMS.

o THE FUND'S ONGOING OVERWEIGHT IN TECHNOLOGY STEMS FROM THE SUB-ADVISOR'S BOTTOM-UP SEARCH FOR FIRMS BELIEVED TO HAVE STRONG CASH FLOWS, COMPETITIVE MARKET SHARE AND REASONABLE VALUATIONS.

Q.    How did the Fund perform relative to its benchmarks?

A. For the fiscal year ended March 31, 2006, the Old Mutual Large Cap Fund Class Z shares returned 8.86%. While posting strong gains, the Fund underperformed the 11.73% return posted by its benchmark, the S&P 500 Index, as well as the 11.63% return for its peer group, the Lipper Large-Cap Core Funds Average. Performance for all share classes can be found on page 53.

Q.    What investment environment did the Fund face during the fiscal year?

A. Investors took heart in outsized corporate profits and continued share buybacks, pushing equity market indexes higher during the fiscal year despite potentially worrisome increases in interest rates, energy costs and commodity prices. Although the period was marked by uncertainty surrounding the long-term economic impact of Hurricanes Katrina and Rita, the effects of higher energy costs on consumer spending, and the Federal Reserve's prolonged hawkish stance on inflation, stocks endured these shocks, while recording solid gains.

Q.    How did portfolio composition affect Fund performance?

A. Stock-specific issues accounted for much of the Fund's underperformance during the period. Within the financial sector, Marsh & McLennan reported disappointing earnings, while investors questioned the progress of efforts to revitalize its asset management and insurance brokerage units. Despite these near-term setbacks, the Fund's sub-advisor has maintained the position, judging Marsh & McLennan to be a stable, growing business trading at attractive valuations.

      The Fund's sub-advisor, Liberty Ridge Capital ("Liberty Ridge"), was less sanguine regarding credit services agency Fannie Mae (no longer a Fund holding), which tumbled on news that the company faced charges of accounting manipulation. Software developer Symantec also came under pressure when the company lowered its earnings guidance for fiscal year 2006, citing its consumer and enterprise security segments for the projected shortfall. Despite these concerns, Symantec's short-term projections may prove conservative, in the sub-advisor's view. More importantly, they believe the firm's long-term earnings and cash flow generation remain intact and attractive at current valuations.

      On the positive side, contributors to Fund performance included Hartford Financial Services Group, which benefited from strong sales execution and lower-than-expected exposure to hurricane-related claims. Meanwhile, natural gas pipeline operator El Paso reflected overall strength in the energy sector, whereas drugstore retailer CVS reported sales growth and operational improvements that exceeded consensus expectations.

      The Fund's ongoing overweight in technology stems from Liberty Ridge's bottom-up search for firms believed to have strong cash flows, competitive market share and reasonable valuations. The same can be said of the firm's current interest in some of the largest market leaders, not just within technology, but elsewhere. Liberty Ridge believes that firms such as Microsoft, General Electric and Nokia ADR, as well as smaller market leaders like Waste Management and Comcast, currently offer the opportunity to own positions in high quality firms with stable and increasing cash flows at historic low relative valuations. The firm remains confident in these companies' prospects over the long term.

                                                                  Large Cap Fund

--------------------------------------------------------------------------------

MANAGEMENT OVERVIEW
Sub-Advisor: Liberty Ridge Capital, Inc.

Q.    What is the investment outlook for the large-cap market?

A. As always, macroeconomic preoccupations such as inflation and changing interest rate policy tend to drive investor sentiment in the short-term. Instead, the Fund's sub-advisor has a long-term outlook and focuses on finding companies positioned to perform well regardless of newspaper headlines and event-driven pressures.

THE OLD MUTUAL LARGE CAP FUND WAS PREVIOUSLY KNOWN AS THE PBHG LARGE CAP FUND. CLASS Z SHARES WERE PREVIOUSLY DESIGNATED AS PBHG SHARES.

--------------------------------------------------------------------------------
TOP TEN COMMON STOCK HOLDINGS AS OF MARCH 31, 2006 (UNAUDITED)
--------------------------------------------------------------------------------

Microsoft                                                                  7.5%
--------------------------------------------------------------------------------
Comcast, Cl A                                                              6.0%
--------------------------------------------------------------------------------
General Electric                                                           5.7%
--------------------------------------------------------------------------------
Sysco                                                                      4.8%
--------------------------------------------------------------------------------
Marsh & McLennan                                                           4.8%
--------------------------------------------------------------------------------
Morgan Stanley                                                             4.1%
--------------------------------------------------------------------------------
Bank of America                                                            3.9%
--------------------------------------------------------------------------------
Coca-Cola                                                                  3.9%
--------------------------------------------------------------------------------
Symantec                                                                   3.8%
--------------------------------------------------------------------------------
Nokia ADR                                                                  3.6%
--------------------------------------------------------------------------------
As a % of Total Fund Investments in Common Stock                          48.1%
--------------------------------------------------------------------------------

Large Cap Fund

PERFORMANCE AND PORTFOLIO SUMMARY

AVERAGE ANNUAL TOTAL RETURN AS OF MARCH 31, 2006
--------------------------------------------------------------------------------

                                                    One    Annualized   Annualized   Annualized
                                      Inception    Year      3 Year       5 Year      Inception
                                         Date     Return      Return       Return      to Date
-----------------------------------------------------------------------------------------------
Class Z                                12/31/96    8.86%     12.46%       (0.24)%        9.45%
Advisor Class                          12/29/00    8.51%     12.16%       (0.49)%       (0.47)%
Class A with load                      09/30/03    2.36%       n/a          n/a          5.47%
Class A without load                   09/30/03    8.61%       n/a          n/a          8.01%
Class C with load                      09/30/03    6.69%       n/a          n/a          7.19%
Class C without load                   09/30/03    7.69%       n/a          n/a          7.19%
S&P 500 Index                          12/31/96   11.73%     17.22%         3.97%        7.90%
Lipper Large-Cap Core Funds Average    12/31/96   11.63%     15.46%         2.57%        6.40%
-----------------------------------------------------------------------------------------------

Past performance is not a guarantee of future results. Information about these performance results and the comparative indexes can be found on pages 1-4.

Value of a $10,000 Investment
--------------------------------------------------------------------------------

[LINE CHART OMITTED, PLOT POINTS FOLLOWS]

                       OLD MUTUAL
                        LARGE CAP                  S&P     LIPPER LARGE-CAP CORE
                     FUND-CLASS Z            500 INDEX             FUNDS AVERAGE
                        ---------            ---------      --------------------
12/31/1996                $10,000              $10,000                   $10,000
 3/31/1997                $10,110              $10,268                   $10,102
 3/31/1998                $14,101              $15,197                   $14,468
 3/31/1999                $16,962              $18,002                   $16,475
 3/31/2000                $19,379              $21,232                   $19,551
 3/31/2001                $23,336              $16,629                   $15,687
 3/31/2002                $22,436              $16,669                   $15,496
 3/31/2003                $16,213              $12,542                   $11,556
 3/31/2004                $20,623              $16,946                   $15,239
 3/31/2005                $21,186              $18,080                   $15,922
 3/31/2006                $23,063              $20,200                   $17,770


Past performance is not a guarantee of future results. The graph above compares an investment made in the Fund's Class Z shares on the inception date of December 31, 1996 to an investment made in an unmanaged securities index and a mutual fund average composite on that date. Performance for the Fund's other share classes will vary due to differences in charges and expenses. The Fund's performance in this chart and the performance table assumes reinvestment of dividends and capital gain distributions but does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares.

Sector Weightings as of March 31, 2006 -- % of Total Fund Investments
(Unaudited)
--------------------------------------------------------------------------------

                                   [PIE CHART]

Basic Materials                                                             (6%)
Cash                                                                        (2%)
Consumer Cyclical                                                          (14%)
Consumer non-Cyclical                                                       (9%)
Energy                                                                      (3%)
Financial                                                                  (25%)
Health Care                                                                 (9%)
Industrial                                                                  (9%)
Technology                                                                 (21%)
Transportation                                                              (2%)

OLD MUTUAL LARGE CAP FUND -- concluded
--------------------------------------------------------------------------------

STATEMENT OF NET ASSETS
AS OF MARCH 31, 2006

--------------------------------------------------------------------------------
                                                                       Market
Description                                                Shares   Value (000)
--------------------------------------------------------------------------------
Common Stock -- 98.2%
Basic Materials -- 5.9%
Chemicals-Diversified -- 3.0%
EI Du Pont de Nemours                                      58,900   $     2,486
                                                                    ------------
                                                                          2,486
--------------------------------------------------------------------------------
Paper & Related Products -- 2.9%
International Paper                                        71,300         2,465
                                                                    ------------
                                                                          2,465
                                                                    ------------
Total Basic Materials (Cost $4,824)                                       4,951
--------------------------------------------------------------------------------
Consumer Cyclical -- 14.0%
Athletic Footwear -- 1.8%
Nike, Cl B                                                 18,000         1,532
                                                                    ------------
                                                                          1,532
--------------------------------------------------------------------------------
Cable TV -- 6.0%
Comcast, Cl A*                                            192,400         5,025
                                                                    ------------
                                                                          5,025
--------------------------------------------------------------------------------
Retail-Discount -- 2.8%
Costco Wholesale                                           42,900         2,323
                                                                    ------------
                                                                          2,323
--------------------------------------------------------------------------------
Retail-Drug Store -- 3.4%
CVS                                                        95,800         2,862
                                                                    ------------
                                                                          2,862
                                                                    ------------
Total Consumer Cyclical (Cost $11,198)                                   11,742
--------------------------------------------------------------------------------
Consumer Non-Cyclical -- 8.7%
Beverages-Non-Alcoholic -- 3.9%
Coca-Cola                                                  77,300         3,236
                                                                    ------------
                                                                          3,236
--------------------------------------------------------------------------------
Food-Wholesale/Distribution -- 4.8%
Sysco                                                     126,700         4,061
                                                                    ------------
                                                                          4,061
                                                                    ------------
Total Consumer Non-Cyclical (Cost $7,224)                                 7,297
--------------------------------------------------------------------------------
Energy -- 3.1%
Pipelines -- 3.1%
El Paso                                                   216,900         2,614
                                                                    ------------
                                                                          2,614
                                                                    ------------
Total Energy (Cost $2,239)                                                2,614
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                                                       Market
Description                                               Shares    Value (000)
--------------------------------------------------------------------------------
Financial -- 24.6%
Finance-Investment Banker/Broker -- 4.1%
Morgan Stanley                                             54,200   $     3,405
                                                                    ------------
                                                                          3,405
--------------------------------------------------------------------------------
Insurance Brokers -- 4.8%
Marsh & McLennan                                          136,600         4,011
                                                                    ------------
                                                                          4,011
--------------------------------------------------------------------------------
Multi-Line Insurance -- 7.1%
American International Group                               45,700         3,020
Hartford Financial Services Group                          15,200         1,224
XL Capital, Cl A                                           26,900         1,725
                                                                    ------------
                                                                          5,969
--------------------------------------------------------------------------------
Property/Casualty Insurance -- 2.6%
St. Paul Travelers                                         51,200         2,140
                                                                    ------------
                                                                          2,140
--------------------------------------------------------------------------------
Super-Regional Banks-US -- 6.0%
Bank of America                                            71,800         3,270
Wachovia                                                   31,500         1,765
                                                                    ------------
                                                                          5,035
                                                                    ------------
Total Financial (Cost $19,357)                                           20,560
--------------------------------------------------------------------------------
Health Care -- 9.4%
Medical Instruments -- 2.9%
Medtronic                                                  47,500         2,411
                                                                    ------------
                                                                          2,411
--------------------------------------------------------------------------------
Medical-Drugs -- 6.5%
Abbott Laboratories                                        59,900         2,544
Pfizer                                                    117,700         2,933
                                                                    ------------
                                                                          5,477
                                                                    ------------
Total Health Care (Cost $7,880)                                           7,888
--------------------------------------------------------------------------------
Industrial -- 8.6%
Diversified Manufacturing Operations -- 5.7%
General Electric                                          136,700         4,754
                                                                    ------------
                                                                          4,754
--------------------------------------------------------------------------------
Non-Hazardous Waste Disposal -- 2.9%
Waste Management                                           70,100         2,475
                                                                    ------------
                                                                          2,475
                                                                    ------------
Total Industrial (Cost $6,843)                                            7,229
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                                      Shares/Face      Market
Description                                          Amount (000)   Value (000)
--------------------------------------------------------------------------------
Technology -- 21.6%
Applications Software -- 7.5%
Microsoft                                                 229,900   $     6,256
                                                                    -----------
                                                                          6,256
--------------------------------------------------------------------------------
Electronic Components-Semiconductors -- 1.5%
Intel                                                      64,600         1,250
                                                                    -----------
                                                                          1,250
--------------------------------------------------------------------------------
Internet Security -- 3.8%
Symantec*                                                 189,917         3,196
                                                                    -----------
                                                                          3,196
--------------------------------------------------------------------------------
Networking Products -- 2.4%
Cisco Systems*                                             90,900         1,970
                                                                    -----------
                                                                          1,970
--------------------------------------------------------------------------------
Semiconductor Equipment -- 2.8%
Applied Materials                                         134,100         2,348
                                                                    -----------
                                                                          2,348
--------------------------------------------------------------------------------
Wireless Equipment -- 3.6%
Nokia ADR                                                 146,000         3,025
                                                                    -----------
                                                                          3,025

                                                                    -----------
Total Technology (Cost $16,377)                                          18,045
--------------------------------------------------------------------------------
Transportation -- 2.3%
Transport-Services -- 2.3%
United Parcel Service, Cl B                                24,300         1,929
                                                                    -----------
                                                                          1,929

                                                                    -----------
Total Transportation (Cost $1,842)                                        1,929
--------------------------------------------------------------------------------
Total Common Stock (Cost $77,784)                                        82,255
--------------------------------------------------------------------------------
Repurchase Agreement -- 2.0%
Morgan Stanley
   4.650%, dated 03/31/06, to be
   repurchased on 04/03/06, repurchase price
   $1,713,103 (collateralized by a U.S. Treasury
   note, par value $1,766,000, 3.375%, 02/28/07,
   total market value $1,747,215)(A)                 $      1,712         1,712
                                                                    -----------
Total Repurchase Agreement (Cost $1,712)                                  1,712
--------------------------------------------------------------------------------
Total Investments -- 100.2% (Cost $79,496)                               83,967
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Description                                                         Value (000)
--------------------------------------------------------------------------------
Other Assets and Liabilities -- (0.2)%
Payable for Fund Shares Redeemed                                    $      (119)
Payable for Management Fees                                                (112)
Payable for Investment Securities Purchased                                  (6)
Other Assets and Liabilities, Net                                            42
--------------------------------------------------------------------------------
Total Other Assets and Liabilities                                         (195)
--------------------------------------------------------------------------------
Net Assets -- 100.0%                                                $    83,772
--------------------------------------------------------------------------------
Net Assets:
Paid-in-Capital ($0.001 par value)                                  $   180,132
Undistributed net investment income                                         106
Accumulated net realized loss on investments                           (100,937)
Unrealized appreciation on investments                                    4,471
                                                                    -----------
Net Assets                                                          $    83,772
================================================================================
Net Asset Value, Offering and Redemption
   Price Per Share -- Class Z
   ($83,294,182/6,343,928 shares)                                   $     13.13
================================================================================
Net Asset Value, Offering and Redemption
   Price Per Share -- Advisor Class
   ($357,579/27,313 shares)                                         $     13.09
================================================================================
Net Asset Value and Redemption
   Price Per Share -- Class A
   ($60,600/4,620 shares)                                           $     13.12
================================================================================
Maximum Offering
   Price Per Share -- Class A
   ($13.12/94.25%)                                                  $     13.92
================================================================================
Net Asset Value and Offering
   Price Per Share -- Class C+
   ($59,482/4,568 shares)                                           $     13.02
================================================================================

+     Class C shares have a contingent deferred sales charge.

      For a description of a possible sales charge, please see the Fund's prospectus.

*     Non-income producing security.

(A) -- Tri-party repurchase agreement

ADR -- American Depositary Receipt

Cl -- Class

Cost figures are shown with "000's" omitted.

The accompanying notes are an integral part of the financial statements.

OLD MUTUAL LARGE CAP GROWTH FUND
--------------------------------------------------------------------------------

MANAGEMENT OVERVIEW
Sub-Advisors: CastleArk Management, LLC and Turner Investment Partners, Inc.

--------------------------------------------------------------------------------
PERFORMANCE HIGHLIGHTS
--------------------------------------------------------------------------------

o LARGE-CAP GROWTH EQUITIES APPEARED TO GAIN TRACTION FOLLOWING SIX YEARS OF LAGGING PERFORMANCE FOR THE OUT-OF-FAVOR ASSET CLASS.

o     THE FUND OUTPACED ITS BENCHMARK AND THE CATEGORY AVERAGE.

o DETRACTING MODESTLY FROM FUND PERFORMANCE WAS A LACK OF EXPOSURE TO ENERGY AND UTILITIES.

EFFECTIVE JANUARY 1, 2006, AFTER AN EXTENSIVE SEARCH BY THE FUND'S BOARD OF TRUSTEES AND OLD MUTUAL CAPITAL -- WITH THE ASSISTANCE OF AN INDEPENDENT INVESTMENT CONSULTANT RETAINED BY THE BOARD -- CASTLEARK MANAGEMENT, LLC ("CASTLEARK") AND TURNER INVESTMENT PARTNERS, INC. ("TURNER") WERE APPOINTED SUB-ADVISORS TO THE FUND, EACH RESPONSIBLE FOR THE OVERSIGHT OF APPROXIMATELY 50% OF THE FUND'S PORTFOLIO. THIS DISCUSSION INCLUDES AN ANALYSIS OF THE ACTIVITIES OF BOTH THE PRIOR ADVISOR AND THE NEW SUB-ADVISORS.

Q.    How did the Fund perform relative to its benchmarks?

A. The Old Mutual Large Cap Growth Fund delivered strong absolute and relative performance for the fiscal year ended March 31, 2006. The Fund's Class Z shares returned 18.85%, outpacing the 13.14% return posted by its benchmark, the Russell 1000(R) Growth Index, as well as the 14.24% return of its peer group, the Lipper Large-Cap Growth Funds Average. Performance for all share classes can be found on page 58.

Q.    What investment environment did the Fund face during the fiscal year?

A. Although volatile markets and conflicting fears made for a rough ride during the fiscal year, stocks showed great resilience in climbing the proverbial wall of worry. This was particularly true of large-cap growth equities, which appeared to gain traction following six years of lagging performance for the out-of-favor asset class. While monetary tightening, rising energy prices, the flattening yield curve, and inflationary pressures fueled conflicting concerns among investors, particularly in the devastating aftermath of the Gulf Coast hurricanes, economic growth and earnings growth remained robust, continuing a transition from consumer spending to capital investment as the primary growth driver.

Q.    Which market factors influenced the Fund's relative performance?

A. Aided by improved performance for large cap growth stocks, the Old Mutual Large Cap Growth Fund benefited during the first half of the fiscal year from a relative overweight to the technology sector. This outsized position helped amplify the sector's overall contribution to relative performance, which likely came as a surprise to some market observers given the sector's ongoing struggles over the past several quarters. Detracting modestly from Fund performance during the period was a lack of exposure to the energy and utility sectors. Though traditionally not considered growth sectors, both areas saw strong upward momentum due to intense pressure on energy prices over the fiscal-year period.

Q.    How did portfolio composition affect Fund performance?

A. The Fund's overweight position in technology contributed to performance. Sector returns were led by holdings Apple Computer, Google and Yahoo! (no longer a Fund holding). Apple Computer continued its impressive run, as the iPod remained a gift of choice for the holiday season, while Google and Yahoo! continued to pressure traditional business models, thus expanding their respective shares of advertising and shopping revenue. In contrast, technology sector holdings that detracted from returns were Dell (no longer a Fund holding) and security software provider Symantec (no longer a Fund holding). Both positions were ultimately removed due to uncertain earnings guidance and lack of positive business catalysts.

Large Cap Growth Fund

      With the addition of new sub-advisors CastleArk and Turner on January 1, 2006, the Fund continued to deliver relative outperformance. For CastleArk, sector selection was the dominant force in producing first quarter returns. Positive contributors to performance included overweights in consumer discretionary, financials and energy, which posed the greatest challenge due to significant appreciation in the Fund's energy positions. Having taken significant profits during the quarter, the Fund then reinvested in a number of energy stocks when the sector encountered a sizable correction. Sector underweights included consumer staples and technology, however an underweight of industrials proved detrimental, although strong stock selection helped to offset the lack of exposure. Meanwhile, stock selection was a slight negative contributor, with positive contributions from Hologic, Gamestop, Valero Energy, and Qualcomm, whereas detractors included Apple Computer, eBay, Autodesk, and Southwestern Energy.

      For Turner, the Fund benefited from financial sector overweights in the investment banking & brokerage and asset management segments, favoring such companies as Merrill Lynch, Charles Schwab and T. Rowe Price Group. Banks, however, remain underweighted due to yield curve concerns. Within the technology sector, the Fund is overweight semiconductor manufacturers such as Advanced Micro Devices, Broadcom and Marvell Technology Group, while also favoring telecommunications equipment maker Qualcomm. Elsewhere, managed healthcare holdings Caremark Rx and WellPoint remain attractive as do large-cap biotechnology companies.

Q.    What is the investment outlook for the large cap growth market?

A. Looking ahead, both of the Fund's sub-advisors remain positive in their outlook. CastleArk believes the global economy continues to show signs of better-than-expected strength, thus providing a firm underpinning for revenue growth, earnings growth and returns on invested capital. At the same time, Turner also believes that earnings may continue to exceed expectations, and that the conclusion of monetary tightening should be beneficial to the equity markets in general and the large-cap growth asset class in particular, given their relatively consistent financial results, attractive valuations and prolonged out-of-favor status.

THE OLD MUTUAL LARGE CAP GROWTH FUND WAS PREVIOUSLY KNOWN AS THE PBHG LARGE CAP GROWTH FUND. CLASS Z SHARES WERE PREVIOUSLY DESIGNATED AS PBHG SHARES.

--------------------------------------------------------------------------------
TOP TEN COMMON STOCK HOLDINGS AS OF MARCH 31, 2006 (UNAUDITED)
--------------------------------------------------------------------------------
PepsiCo                                                                    2.7%
--------------------------------------------------------------------------------
Valero Energy                                                              2.5%
--------------------------------------------------------------------------------
Corning                                                                    2.1%
--------------------------------------------------------------------------------
Nabors Industries                                                          2.1%
--------------------------------------------------------------------------------
eBay                                                                       2.1%
--------------------------------------------------------------------------------
General Electric                                                           2.1%
--------------------------------------------------------------------------------
Hewlett-Packard                                                            2.1%
--------------------------------------------------------------------------------
Qualcomm                                                                   2.0%
--------------------------------------------------------------------------------
Google, Cl A                                                               2.0%
--------------------------------------------------------------------------------
Apple Computer                                                             1.9%
--------------------------------------------------------------------------------
As a % of Total Fund Investments in Common Stock                          21.6%
--------------------------------------------------------------------------------

                                                           Large Cap Growth Fund

--------------------------------------------------------------------------------

PERFORMANCE AND PORTFOLIO SUMMARY

Average Annual Total Return as of March 31, 2006
--------------------------------------------------------------------------------

                                                      One     Annualized   Annualized   Annualized   Annualized
                                        Inception     Year      3 Year       5 Year       10 Year    Inception
                                          Date       Return     Return       Return       Return      to Date
---------------------------------------------------------------------------------------------------------------
Class Z                                  04/05/95    18.85%     14.76%      (0.07)%         8.68%      11.92%
Advisor Class                            12/29/00    18.59%     14.45%      (0.33)%          n/a       (4.76)%
Class A with load                        07/31/03    11.73%       n/a         n/a            n/a        7.90%
Class A without load                     07/31/03    18.57%       n/a         n/a            n/a       10.31%
Class C with load                        07/31/03    16.69%       n/a         n/a            n/a        9.49%
Class C without load                     07/31/03    17.69%       n/a         n/a            n/a        9.49%
Russell 1000(R) Growth Index             04/05/95    13.14%     14.80%       1.66%          6.50%       8.58%
Lipper Large-Cap Growth Funds Average    03/31/95    14.24%     14.45%       0.93%          6.53%       8.39%
---------------------------------------------------------------------------------------------------------------

Past performance is not a guarantee of future results. Information about these performance results and the comparative indexes can be found on pages 1-4.

Prior to January 1, 2006, the Fund was managed by an investment manager different than the Fund's current sub-advisors and the Fund's performance prior to January 1, 2006 may not be indicative of how it will perform in the future.

Value of a $10,000 Investment
--------------------------------------------------------------------------------

[LINE CHART OMITTED, PLOT POINTS FOLLOWS]


                      OLD MUTUAL
                LARGE CAP GROWTH                     RUSSELL              LIPPER LARGE-CAP
                    FUND-CLASS Z        1000 (R) GROWTH INDEX          GROWTH FUNDS AVERAGE
                ----------------           -----------------          --------------------
 4/5/1995                $10,000                     $10,000                       $10,000
3/31/1996                $14,992                     $12,916                       $13,181
3/31/1997                $14,727                     $15,173                       $14,860
3/31/1998                $23,681                     $22,677                       $22,046
3/31/1999                $27,447                     $29,052                       $27,553
3/31/2000                $54,509                     $38,966                       $38,329
3/31/2001                $34,584                     $22,320                       $24,858
3/31/2002                $29,706                     $21,874                       $23,554
3/31/2003                $22,804                     $16,020                       $17,369
3/31/2004                $29,902                     $21,175                       $22,583
3/31/2005                $28,996                     $21,421                       $22,881
3/31/2006                $34,463                     $24,237                       $26,151


Past performance is not a guarantee of future results. The graph above compares an investment made in the Fund's Class Z shares on the inception date of April 5, 1995 to an investment made in an unmanaged securities index on that date and a mutual fund average composite. Performance for the Fund's other share classes will vary due to differences in charges and expenses. The Fund's performance in this chart and the performance table assumes reinvestment of dividends and capital gain distributions but does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. The chart assumes $10,000 invested in the Lipper Large-Cap Growth Funds Average on March 31, 1995.

Sector Weightings as of March 31, 2006 -- % of Total Fund Investments
(Unaudited)
--------------------------------------------------------------------------------

                                   [PIE CHART]

Basic Materials                                                             (2%)
Cash                                                                        (1%)
Consumer Cyclical                                                          (11%)
Consumer Non-Cyclical                                                       (7%)
Energy                                                                     (14%)
Financial                                                                  (14%)
Health Care                                                                (16%)
Industrial                                                                  (9%)
Services                                                                    (2%)
Technology                                                                 (22%)
Transportation                                                              (2%)

STATEMENT OF NET ASSETS
AS OF MARCH 31, 2006

--------------------------------------------------------------------------------
                                                                      Market
Description                                               Shares    Value (000)
--------------------------------------------------------------------------------
Common Stock -- 99.3%
Basic Materials -- 2.3%
Agricultural Chemicals -- 0.4%
Monsanto                                                   5,810   $        492
                                                                   -------------
                                                                            492
--------------------------------------------------------------------------------
Chemicals-Diversified -- 0.9%
Dow Chemical                                              26,000          1,056
                                                                   -------------
                                                                          1,056
--------------------------------------------------------------------------------
Diversified Minerals -- 0.4%
Cia Vale do Rio Doce ADR                                   8,620            418
                                                                   -------------
                                                                            418
--------------------------------------------------------------------------------
Water -- 0.6%
Aqua America                                              22,510            626
                                                                   -------------
                                                                            626
                                                                   -------------
Total Basic Materials (Cost $2,630)                                       2,592
--------------------------------------------------------------------------------
Consumer Cyclical -- 10.8%
Apparel Manufacturers -- 1.1%
Coach*                                                    35,530          1,228
                                                                   -------------
                                                                          1,228
--------------------------------------------------------------------------------
Audio/Video Products -- 1.3%
Harman International                                       8,800            978
Sony ADR                                                  10,940            504
                                                                   -------------
                                                                          1,482
--------------------------------------------------------------------------------
Auto-Cars/Light Trucks -- 0.5%
Toyota Motor ADR                                           5,060            551
                                                                   -------------
                                                                            551
--------------------------------------------------------------------------------
Casino Hotels -- 0.3%
Las Vegas Sands*                                           5,380            305
                                                                   -------------
                                                                            305
--------------------------------------------------------------------------------
Casino Services -- 1.0%
International Game Technology                             17,630            621
Scientific Games, Cl A*                                   15,120            531
                                                                   -------------
                                                                          1,152
--------------------------------------------------------------------------------
Hotels & Motels -- 1.1%
Marriott International, Cl A                               8,200            563
Starwood Hotels & Resorts Worldwide                       10,560            715
                                                                   -------------
                                                                          1,278
--------------------------------------------------------------------------------
Retail-Apparel/Shoe -- 0.7%
Chico's FAS*                                              19,160            779
                                                                   -------------
                                                                            779
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                                                      Market
Description                                               Shares    Value (000)
--------------------------------------------------------------------------------
Retail-Computer Equipment -- 0.5%
GameStop, Cl A*                                           11,200   $        528
                                                                   -------------
                                                                            528
--------------------------------------------------------------------------------
Retail-Office Supplies -- 1.5%
Staples                                                   64,855          1,655
                                                                   -------------
                                                                          1,655
--------------------------------------------------------------------------------
Retail-Pet Food & Supplies -- 0.5%
Petsmart                                                  18,300            515
                                                                   -------------
                                                                            515
--------------------------------------------------------------------------------
Retail-Restaurants -- 1.3%
Starbucks*                                                39,810          1,498
                                                                   -------------
                                                                          1,498
--------------------------------------------------------------------------------
Retail-Sporting Goods -- 1.0%
Dick's Sporting Goods*                                    27,000          1,071
                                                                   -------------
                                                                          1,071
                                                                   -------------
Total Consumer Cyclical (Cost $9,379)                                    12,042
--------------------------------------------------------------------------------
Consumer Non-Cyclical -- 6.8%
Agricultural Operations -- 0.7%
Archer-Daniels-Midland                                    24,820            835
                                                                   -------------
                                                                            835
--------------------------------------------------------------------------------
Beverages-Non-Alcoholic -- 2.8%
PepsiCo                                                   53,230          3,076
                                                                   -------------
                                                                          3,076
--------------------------------------------------------------------------------
Brewery -- 0.2%
Fomento Economico Mexicano
  SA de CV ADR                                             2,490            228
                                                                   -------------
                                                                            228
--------------------------------------------------------------------------------
Cosmetics & Toiletries -- 1.5%
Procter & Gamble                                          29,520          1,701
                                                                   -------------
                                                                          1,701
--------------------------------------------------------------------------------
Food-Confectionery -- 1.1%
WM Wrigley Jr.                                            19,200          1,229
                                                                   -------------
                                                                          1,229
--------------------------------------------------------------------------------
Food-Retail -- 0.5%
Whole Foods Market                                         8,600            572
                                                                   -------------
                                                                            572
                                                                   -------------
Total Consumer Non-Cyclical (Cost $6,751)                                 7,641
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

STATEMENT OF NET ASSETS
AS OF MARCH 31, 2006

--------------------------------------------------------------------------------
                                                                      Market
Description                                               Shares    Value (000)
--------------------------------------------------------------------------------
Energy -- 14.2%
Coal -- 1.2%
Consol Energy                                              6,530   $        484
Peabody Energy                                            17,230            869
                                                                   -------------
                                                                          1,353
--------------------------------------------------------------------------------
Oil & Gas Drilling -- 2.4%
Nabors Industries*                                        33,600          2,405
Rowan                                                      7,100            312
                                                                   -------------
                                                                          2,717
--------------------------------------------------------------------------------
Oil Companies-Exploration & Production -- 2.2%
Southwestern Energy*                                      44,900          1,445
Ultra Petroleum*                                           7,300            455
XTO Energy                                                12,500            545
                                                                   -------------
                                                                          2,445
--------------------------------------------------------------------------------
Oil Companies-Integrated -- 1.6%
Exxon Mobil                                               23,500          1,430
Occidental Petroleum                                       4,250            394
                                                                   -------------
                                                                          1,824
--------------------------------------------------------------------------------
Oil Field Machinery & Equipment -- 1.6%
National Oilwell Varco*                                   27,210          1,744
                                                                   -------------
                                                                          1,744
--------------------------------------------------------------------------------
Oil Refining & Marketing -- 2.6%
Valero Energy                                             47,690          2,851
                                                                   -------------
                                                                          2,851
--------------------------------------------------------------------------------
Oil-Field Services -- 2.1%
BJ Services                                               29,000          1,004
Halliburton                                               10,590            773
Weatherford International*                                13,120            600
                                                                   -------------
                                                                          2,377
--------------------------------------------------------------------------------
Pipelines -- 0.5%
Kinder Morgan                                              5,970            549
                                                                   -------------
                                                                            549
                                                                   -------------
Total Energy (Cost $15,903)                                              15,860
--------------------------------------------------------------------------------
Financial -- 14.2%
Commercial Banks Non-US -- 1.2%
Kookmin Bank ADR*                                          4,220            361
Mitsubishi Tokyo Financial Group ADR                      59,880            911
                                                                   -------------
                                                                          1,272
--------------------------------------------------------------------------------
Fiduciary Banks -- 0.9%
Mellon Financial                                          27,460            977
                                                                   -------------
                                                                            977
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                                                      Market
Description                                               Shares    Value (000)
--------------------------------------------------------------------------------
Finance-Credit Card -- 0.6%
American Express                                          13,430   $        706
                                                                   -------------
                                                                            706
--------------------------------------------------------------------------------
Finance-Investment Banker/Broker -- 2.9%
Charles Schwab                                            61,180          1,053
Merrill Lynch                                             14,215          1,119
TD Ameritrade Holding                                     19,330            403
UBS                                                        6,280            691
                                                                   -------------
                                                                          3,266
--------------------------------------------------------------------------------
Finance-Other Services -- 2.1%
Chicago Mercantile Exchange Holdings                       4,090          1,830
Nasdaq Stock Market*                                      12,660            507
                                                                   -------------
                                                                          2,337
--------------------------------------------------------------------------------
Investment Management/Advisory Services -- 1.6%
Legg Mason                                                 6,380            800
T Rowe Price Group                                        12,480            976
                                                                   -------------
                                                                          1,776
--------------------------------------------------------------------------------
Life/Health Insurance -- 0.5%
Aflac                                                     12,470            563
                                                                   -------------
                                                                            563
--------------------------------------------------------------------------------
Multi-Line Insurance -- 2.5%
ACE                                                       30,100          1,566
American International Group                              18,813          1,243
                                                                   -------------
                                                                          2,809
--------------------------------------------------------------------------------
Reinsurance -- 0.7%
PartnerRe                                                 12,800            795
                                                                   -------------
                                                                            795
--------------------------------------------------------------------------------
Super-Regional Banks-US -- 1.2%
Bank of America                                           29,800          1,357
                                                                   -------------
                                                                          1,357
                                                                   -------------
Total Financial (Cost $15,009)                                           15,858
--------------------------------------------------------------------------------
Health Care -- 15.8%
Drug Delivery Systems -- 1.4%
Hospira*                                                  39,500          1,559
                                                                   -------------
                                                                          1,559
--------------------------------------------------------------------------------
Medical Information Systems -- 0.3%
Cerner*                                                    8,090            384
                                                                   -------------
                                                                            384
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                                                      Market
Description                                               Shares    Value (000)
--------------------------------------------------------------------------------
Medical Instruments -- 0.3%
Intuitive Surgical*                                        2,840   $        335
                                                                   -------------
                                                                            335
--------------------------------------------------------------------------------
Medical Products -- 0.7%
Varian Medical Systems*                                   13,400            752
                                                                   -------------
                                                                            752
--------------------------------------------------------------------------------
Medical-Biomedical/Genetic -- 3.7%
Biogen Idec*                                              21,800          1,027
Celgene*                                                  11,580            512
Genentech*                                                24,750          2,092
Genzyme*                                                   7,950            534
                                                                   -------------
                                                                          4,165
--------------------------------------------------------------------------------
Medical-Drugs -- 4.4%
Allergan                                                   3,580            388
Cephalon*                                                 14,800            892
Pfizer                                                    21,860            545
Roche Holdings Limited ADR                                 7,080            526
Sepracor*                                                 10,000            488
Wyeth                                                     42,300          2,052
                                                                   -------------
                                                                          4,891
--------------------------------------------------------------------------------
Medical-Generic Drugs -- 0.2%
Teva Pharmaceutical ADR                                    6,530            269
                                                                   -------------
                                                                            269
--------------------------------------------------------------------------------
Medical-HMO -- 0.9%
Humana*                                                    4,980            262
WellPoint*                                                 9,530            738
                                                                   -------------
                                                                          1,000
--------------------------------------------------------------------------------
Medical-Wholesale Drug Distributors -- 0.3%
AmerisourceBergen                                          6,320            305
                                                                   -------------
                                                                            305
--------------------------------------------------------------------------------
Pharmacy Services -- 1.5%
Caremark Rx*                                               9,090            447
Express Scripts*                                           6,750            593
Omnicare                                                  11,900            655
                                                                   -------------
                                                                          1,695
--------------------------------------------------------------------------------
Physical Therapy/Rehabilitation Centers -- 0.6%
Psychiatric Solutions*                                    21,000            696
                                                                   -------------
                                                                            696
--------------------------------------------------------------------------------
Therapeutics -- 0.8%
Gilead Sciences*                                          14,220            885
                                                                   -------------
                                                                            885
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                                                      Market
Description                                               Shares    Value (000)
--------------------------------------------------------------------------------
X-Ray Equipment -- 0.7%
Hologic*                                                  14,600   $        808
                                                                   -------------
                                                                            808
                                                                   -------------
Total Health Care (Cost $15,467)                                         17,744
--------------------------------------------------------------------------------
Industrial -- 8.7%
Aerospace/Defense -- 0.7%
Boeing                                                     9,380            731
                                                                   -------------
                                                                            731
--------------------------------------------------------------------------------
Building Products-Cement/Aggregate -- 0.5%
Cemex ADR                                                  9,410            614
                                                                   -------------
                                                                            614
--------------------------------------------------------------------------------
Diversified Manufacturing Operations -- 3.7%
Danaher                                                   13,700            871
General Electric                                          68,315          2,376
Roper Industries                                          10,020            487
Textron                                                    4,830            451
                                                                   -------------
                                                                          4,185
--------------------------------------------------------------------------------
Electric Products-Miscellaneous -- 1.6%
Emerson Electric                                          21,000          1,756
                                                                   -------------
                                                                          1,756
--------------------------------------------------------------------------------
Machinery-Construction & Mining -- 0.6%
Joy Global                                                11,040            660
                                                                   -------------
                                                                            660
--------------------------------------------------------------------------------
Machinery-Farm -- 1.3%
Deere                                                     18,400          1,455
                                                                   -------------
                                                                          1,455
--------------------------------------------------------------------------------
Metal Processors & Fabricators -- 0.3%
Precision Castparts                                        6,210            369
                                                                   -------------
                                                                            369
                                                                   -------------
Total Industrial (Cost $8,922)                                            9,770
--------------------------------------------------------------------------------
Services -- 2.5%
E-Commerce/Services -- 2.2%
eBay*                                                     61,060          2,385
                                                                   -------------
                                                                          2,385
--------------------------------------------------------------------------------
Transport-Services -- 0.3%
CH Robinson Worldwide                                      7,530            370
                                                                   -------------
                                                                            370
                                                                   -------------
Total Services (Cost $1,334)                                              2,755
--------------------------------------------------------------------------------

OLD MUTUAL LARGE CAP GROWTH FUND -- concluded
--------------------------------------------------------------------------------

STATEMENT OF NET ASSETS
AS OF MARCH 31, 2006

--------------------------------------------------------------------------------
                                                                      Market
Description                                               Shares    Value (000)
--------------------------------------------------------------------------------
Technology -- 22.3%
Applications Software -- 0.3%
Salesforce.com*                                           10,290   $        374
                                                                   -------------
                                                                            374
--------------------------------------------------------------------------------
Cellular Telecommunications -- 2.1%
America Movil ADR, Cl L                                   34,410          1,179
NII Holdings*                                             19,780          1,166
                                                                   -------------
                                                                          2,345
--------------------------------------------------------------------------------
Computer Aided Design -- 1.1%
Autodesk                                                  32,150          1,238
                                                                   -------------
                                                                          1,238
--------------------------------------------------------------------------------
Computers -- 4.0%
Apple Computer*                                           34,300          2,151
Hewlett-Packard                                           70,300          2,313
                                                                   -------------
                                                                          4,464
--------------------------------------------------------------------------------
Data Processing/Management -- 1.8%
First Data                                                35,200          1,648
Global Payments                                            7,290            387
                                                                   -------------
                                                                          2,035
--------------------------------------------------------------------------------
E-Marketing/Information -- 0.6%
aQuantive*                                                26,300            619
                                                                   -------------
                                                                            619
--------------------------------------------------------------------------------
Electronic Components-Semiconductors -- 1.8%
Advanced Micro Devices*                                   21,060            698
Broadcom, Cl A*                                           18,185            785
Micron Technology*                                        35,980            530
                                                                   -------------
                                                                          2,013
--------------------------------------------------------------------------------
Internet Infrastructure Software -- 0.2%
F5 Networks*                                               3,800            276
                                                                   -------------
                                                                            276
--------------------------------------------------------------------------------
Networking Products -- 1.0%
Cisco Systems*                                            50,200          1,088
                                                                   -------------
                                                                          1,088
--------------------------------------------------------------------------------
Semiconductor Components-Integrated Circuits -- 0.6%
Marvell Technology Group*                                 11,700            633
                                                                   -------------
                                                                            633
--------------------------------------------------------------------------------
Semiconductor Equipment -- 0.9%
Applied Materials                                         55,180            966
                                                                   -------------
                                                                            966
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                                    Shares/Face       Market
Description                                         Amount (000)    Value (000)
--------------------------------------------------------------------------------
Telecommunications Equipment-Fiber Optics -- 2.2%
Corning*                                                  89,820   $      2,417
                                                                   -------------
                                                                          2,417
--------------------------------------------------------------------------------
Telecommunication Services -- 0.2%
Time Warner Telecom, Cl A*                                15,340            275
                                                                   -------------
                                                                            275
--------------------------------------------------------------------------------
Telephone-Integrated -- 0.3%
China Netcom Group ADR                                    10,850            384
                                                                   -------------
                                                                            384
--------------------------------------------------------------------------------
Web Portals/ISP -- 2.0%
Google, Cl A*                                              5,740          2,239
                                                                   -------------
                                                                          2,239
--------------------------------------------------------------------------------
Wireless Equipment -- 3.2%
Nokia ADR                                                 65,700          1,361
Qualcomm                                                  44,270          2,241
                                                                   -------------
                                                                          3,602
                                                                   -------------
Total Technology (Cost $19,499)                                          24,968
--------------------------------------------------------------------------------
Transportation -- 1.7%
Transport-Rail -- 1.7%
Burlington Northern Santa Fe                               5,580            465
Norfolk Southern                                          26,200          1,417
                                                                   -------------
                                                                          1,882
                                                                   -------------
Total Transportation (Cost $1,686)                                        1,882
--------------------------------------------------------------------------------
Total Common Stock (Cost $96,580)                                       111,112
--------------------------------------------------------------------------------
Repurchase Agreement -- 1.5%
UBS Securities LLC,
    4.790%, dated 03/31/06, to be repurchased
    on 04/03/06, repurchase price of
    $1,657,118 (collateralized by an FNMA
    mortgage obligation, par value
    $1,690,000, 4.875%, 03/15/07, total
    market value $1,690,647)(A)                          $ 1,656          1,656
                                                                   -------------
Total Repurchase Agreement (Cost $1,656)                                  1,656
--------------------------------------------------------------------------------
Total Investments -- 100.8% (Cost $98,236)                              112,768
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Description                                                        Value (000)
--------------------------------------------------------------------------------
Other Assets and Liabilities -- (0.8)%
Payable for Investment Securities Purchased                       $      (1,568)
Payable for Fund Shares Redeemed                                           (194)
Payable for Management Fees                                                (161)
Other Assets and Liabilities, Net                                         1,039
                                                                  --------------
Total Other Assets and Liabilities                                         (884)
--------------------------------------------------------------------------------
Net Assets -- 100.0%                                              $     111,884
================================================================================
Net Assets:
Paid-in-Capital ($0.001 par value)                                $     238,909
Accumulated net realized loss on investments                           (141,557)
Unrealized appreciation on investments                                  14,532
                                                                  --------------
Net Assets                                                        $     111,884
================================================================================
Net Asset Value,  Offering and Redemption
   Price Per Share -- Class Z
   ($111,397,961/4,882,030 shares)                                $       22.82
================================================================================
Net Asset Value, Offering and Redemption
   Price Per Share -- Advisor Class
   ($341,901/15,183 shares)                                       $       22.52
================================================================================
Net Asset Value and Redemption
   Price Per Share -- Class A
   ($65,075/2,871 shares)                                         $       22.67
================================================================================
Maximum Offering
   Price Per Share -- Class A
   ($22.67/94.25%)                                                $       24.05
================================================================================
Net Asset Value and Offering
   Price Per Share -- Class C+
   ($78,976/3,554 shares)                                         $       22.22
================================================================================

+     Class C shares have a contingent deferred sales charge.

      For a description of a possible sales charge, please see the Fund's prospectus.

*     Non-income producing security.

(A)  -- Tri-party repurchase agreement

ADR  -- American Depositary Receipt

Cl   -- Class

FNMA -- Federal National Mortgage Association

HMO  -- Health Maintenance Organization

ISP  -- Internet Service Provider

LLC  -- Limited Liability Company

Cost figures are shown with "000's" omitted.

The accompanying notes are an integral part of the financial statements.

OLD MUTUAL LARGE CAP GROWTH CONCENTRATED FUND
--------------------------------------------------------------------------------

MANAGEMENT OVERVIEW
Sub-Advisors: CastleArk Management, LLC and Turner Investment Partners, Inc.

--------------------------------------------------------------------------------
PERFORMANCE HIGHLIGHTS
--------------------------------------------------------------------------------

o LARGE-CAP GROWTH EQUITIES APPEARED TO GAIN TRACTION FOLLOWING SIX YEARS OF LAGGING PERFORMANCE FOR THE OUT-OF-FAVOR ASSET CLASS.

o THE FUND'S CLASS Z SHARES RETURNED 26.73%, OUTPACING THE 13.14% RETURN POSTED BY ITS BENCHMARK, THE RUSSELL 1000(R) GROWTH INDEX.

o     THE FUND'S UNDEREXPOSURE TO ENERGY AND UTILITIES DETRACTED FROM RETURNS.

EFFECTIVE JANUARY 1, 2006, AFTER AN EXTENSIVE SEARCH BY THE FUND'S BOARD OF TRUSTEES AND OLD MUTUAL CAPITAL -- WITH THE ASSISTANCE OF AN INDEPENDENT INVESTMENT CONSULTANT RETAINED BY THE BOARD -- CASTLEARK MANAGEMENT ("CASTLEARK") AND TURNER INVESTMENT PARTNERS, INC. ("TURNER") WERE APPOINTED SUB-ADVISORS TO THE FUND, EACH RESPONSIBLE FOR THE OVERSIGHT OF APPROXIMATELY 50% OF THE FUND'S PORTFOLIO. THIS DISCUSSION INCLUDES AN ANALYSIS OF THE ACTIVITIES OF THE PRIOR ADVISOR AND THE NEW SUB-ADVISORS.

Q.    How did the Fund perform relative to its benchmarks?

A. The Old Mutual Large Cap Growth Concentrated Fund delivered strong relative performance for the fiscal year ended March 31, 2006. The Fund's Class Z shares returned 26.73%, outpacing the 13.14% return posted by its benchmark, the Russell 1000(R) Growth Index, as well as the 14.24% return of its peer group, the Lipper Large-Cap Growth Funds Average. Performance for all share classes can be found on page 66.

Q.    What investment environment did the Fund face during the fiscal year?

A. Although volatile markets and conflicting fears made for a rough ride during the fiscal year, stocks showed great resilience in climbing the proverbial wall of worry. This was particularly true of large-cap growth equities, which appeared to gain traction following six years of lagging performance for the out-of-favor asset class. While monetary tightening, rising energy prices, the flattening yield curve, and inflationary pressures fueled considerable crosscurrents, particularly in the devastating aftermath of the Gulf Coast hurricanes, economic growth and earnings growth remained robust, continuing a transition from consumer spending to capital investment as the primary growth driver.

Q.    How did portfolio composition affect Fund performance?

A. Aided by improved performance for large cap growth stocks, the Old Mutual Large Cap Growth Concentrated Fund benefited during the first half of the fiscal year from a relative overweight to the technology sector. This outsized position helped amplify the sector's overall contribution to relative performance, which likely came as a surprise to some market observers given the sector's recent struggles. Technology sector returns were led by holdings Apple Computer, Google and Yahoo! (no longer a Fund holding). Apple Computer continued its impressive run, as the iPod remained a gift of choice for the holiday season, while Google and Yahoo! continued to pressure traditional business models, thus expanding their respective shares of advertising and shopping revenue. In contrast, technology sector holdings that detracted from returns were Dell (no longer a Fund holding) and security software provider Symantec (no longer a Fund holding). Both positions were ultimately removed due to uncertain earnings guidance and lack of positive business catalysts.

      Detracting modestly from Fund performance during the initial six months was a lack of exposure to the energy and utility sectors. Though traditionally not considered growth sectors, both areas saw strong upward momentum due to intense pressure on energy prices over the fiscal-year period.

      With the addition of new sub-advisors CastleArk and Turner on January 1, 2006, the Fund continued to deliver relative outperformance. For CastleArk, sector selection was the dominant force in producing first quarter returns. Positive contributors to performance included overweight positions in consumer discretionary, financials and energy, which posed the greatest challenge due to significant appreciation in the Fund's energy positions.

Large Cap Growth Concentrated Fund

      Beneficial sector underweights included consumer staples and technology, however an underweight to industrials proved detrimental, although strong stock selection helped to offset the lack of exposure. At the individual security level, contributors included Hologic, Gamestop, Valero Energy, and Qualcomm, whereas detractors included Apple Computer, eBay, Autodesk, and Southwestern Energy.

      The portion of the Fund sub-advised by Turner benefited from financial sector overweights in the investment banking & brokerage and asset management segments, favoring such companies as Merrill Lynch, Charles Schwab and T. Rowe Price Group (no longer a Fund holding). Banks, however, remain underweighted due to yield curve concerns.

Q.    What is the investment outlook for the large cap growth market?

A. Looking ahead, both of the Fund's sub-advisors remain positive in their outlook. CastleArk believes the global economy continues to show signs of better-than-expected strength, thus providing a firm underpinning for revenue growth, earnings growth and returns on invested capital. At the same time, Turner also believes that earnings may continue to exceed expectations, and that the conclusion of monetary tightening should be beneficial to the equity markets in general and the large-cap growth asset class in particular, given their relatively consistent financial results, attractive valuations and prolonged out-of-favor status.

THE OLD MUTUAL LARGE CAP GROWTH CONCENTRATED FUND WAS PREVIOUSLY KNOWN AS THE PBHG LARGE CAP GROWTH CONCENTRATED FUND. CLASS Z SHARES WERE PREVIOUSLY DESIGNATED AS PBHG SHARES.

--------------------------------------------------------------------------------
TOP TEN COMMON STOCK
HOLDINGS AS OF MARCH 31, 2006
(UNAUDITED)
--------------------------------------------------------------------------------

PepsiCo                                                                    3.1%
--------------------------------------------------------------------------------
Chicago Mercantile Exchange Holdings                                       2.7%
--------------------------------------------------------------------------------
National Oilwell Varco                                                     2.7%
--------------------------------------------------------------------------------
Qualcomm                                                                   2.6%
--------------------------------------------------------------------------------
Apple Computer                                                             2.5%
--------------------------------------------------------------------------------
Google, Cl A                                                               2.5%
--------------------------------------------------------------------------------
eBay                                                                       2.5%
--------------------------------------------------------------------------------
General Electric                                                           2.5%
--------------------------------------------------------------------------------
Nabors Industries                                                          2.1%
--------------------------------------------------------------------------------
NII Holdings                                                               2.0%
--------------------------------------------------------------------------------
As a % of Total Fund Investments in Common Stock                          25.2%
--------------------------------------------------------------------------------

                                              Large Cap Growth Concentrated Fund

OLD MUTUAL LARGE CAP GROWTH
CONCENTRATED FUND -- continued
--------------------------------------------------------------------------------

PERFORMANCE AND PORTFOLIO SUMMARY

Average Annual Total Return as of March 31, 2006
--------------------------------------------------------------------------------

                                                      One    Annualized   Annualized   Annualized
                                        Inception    Year      3 Year       5 Year      Inception
                                           Date     Return     Return       Return       to Date
-------------------------------------------------------------------------------------------------
Class Z                                  11/30/96    26.73%    16.14%       (0.03)%       10.07%
Advisor Class                            12/29/00    26.35%    15.81%       (0.28)%       (6.65)%
Class A with load                        09/30/03    19.16%      n/a          n/a          9.36%
Class A without load                     09/30/03    26.41%      n/a          n/a         11.98%
Class C with load                        09/30/03    24.47%      n/a          n/a         11.16%
Class C without load                     09/30/03    25.47%      n/a          n/a         11.16%
Russell 1000(R) Growth Index             11/30/96    13.14%    14.80%        1.66%         4.98%
Lipper Large-Cap Growth Funds Average    11/30/96    14.24%    14.45%        0.93%         5.34%
-------------------------------------------------------------------------------------------------

Past performance is not a guarantee of future results. Information about these performance results and the comparative indexes can be found on pages 1-4.

Prior to January 1, 2006, the Fund was managed by an investment manager different than the Fund's current sub-advisors and the Fund's performance prior to January 1, 2006 may not be indicative of how it will perform in the future.

Value of a $10,000 Investment
--------------------------------------------------------------------------------

[LINE CHART OMITTED, PLOT POINTS FOLLOWS]

                         OLD MUTUAL
                       CONCENTRATED                         RUSSELL            LIPPER LARGE-CAP GROWTH
                       FUND-CLASS Z               1000 (R) GROWTH INDEX                  FUNDS AVERAGE
                   ----------------               -----------------            -----------------------
11/30/1996                  $10,000                         $10,000                            $10,000
 3/31/1997                   $9,260                          $9,857                             $9,674
 3/31/1998                  $15,998                         $14,732                            $14,353
 3/31/1999                  $24,400                         $18,873                            $17,938
 3/31/2000                  $53,163                         $25,313                            $24,953
 3/31/2001                  $24,542                         $14,500                            $16,183
 3/31/2002                  $20,876                         $14,210                            $15,334
 3/31/2003                  $15,640                         $10,407                            $11,308
 3/31/2004                  $20,835                         $13,756                            $14,702
 3/31/2005                  $19,333                         $13,916                            $14,896
 3/31/2006                  $24,500                         $15,745                            $17,025


Past performance is not a guarantee of future results. The graph above compares an investment made in the Fund's Class Z shares on the inception date of November 30, 1996 to an investment made in an unmanaged securities index and a mutual fund average composite on that date. Performance for the Fund's other share classes will vary due to differences in charges and expenses. The Fund's performance in this chart and the performance table assumes reinvestment of dividends and capital gain distributions but does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares.

Sector Weightings as of March 31, 2006 -- % of Total Fund Investments
(Unaudited)
--------------------------------------------------------------------------------

                                   [PIE CHART]

Cash                                                                        (1%)
Consumer Cyclical                                                          (11%)
Consumer Non-Cyclical                                                       (7%)
Energy                                                                     (14%)
Financial                                                                  (13%)
Health Care                                                                (16%)
Industrial                                                                  (9%)
Services                                                                    (2%)
Technology                                                                 (25%)
Transportation                                                              (1%)
Basic Materials                                                             (1%)

STATEMENT OF NET ASSETS
AS OF MARCH 31, 2006

--------------------------------------------------------------------------------
                                                                      Market
Description                                                Shares   Value (000)
--------------------------------------------------------------------------------
Common Stock -- 99.6%
Basic Materials -- 0.9%
Chemicals-Diversified -- 0.9%
Dow Chemical                                               31,600   $     1,283
                                                                    ------------
Total Basic Materials (Cost $1,377)                                       1,283
--------------------------------------------------------------------------------
Consumer Cyclical -- 11.3%
Apparel Manufacturers -- 1.6%
Coach*                                                     64,190         2,220
                                                                    ------------
                                                                          2,220
--------------------------------------------------------------------------------
Audio/Video Products -- 0.9%
Harman International                                       11,000         1,222
                                                                    ------------
                                                                          1,222
--------------------------------------------------------------------------------
Auto-Cars/Light Trucks -- 1.2%
Toyota Motor ADR                                           15,990         1,741
                                                                    ------------
                                                                          1,741
--------------------------------------------------------------------------------
Casino Services -- 0.7%
Scientific Games, Cl A*                                    29,450         1,035
                                                                    ------------
                                                                          1,035
--------------------------------------------------------------------------------
Hotels & Motels -- 2.5%
Marriott International, Cl A                               29,400         2,017
Starwood Hotels & Resorts Worldwide                        21,500         1,456
                                                                    ------------
                                                                          3,473
--------------------------------------------------------------------------------
Retail-Apparel/Shoe -- 0.3%
Chico's FAS*                                               11,300           459
                                                                    ------------
                                                                            459
--------------------------------------------------------------------------------
Retail-Computer Equipment -- 0.5%
GameStop, Cl A*                                            13,600           641
                                                                    ------------
                                                                            641
--------------------------------------------------------------------------------
Retail-Office Supplies -- 1.5%
Staples                                                    80,875         2,064
                                                                    ------------
                                                                          2,064
--------------------------------------------------------------------------------
Retail-Pet Food & Supplies -- 0.4%
Petsmart                                                   22,700           639
                                                                    ------------
                                                                            639
--------------------------------------------------------------------------------
Retail-Restaurants -- 0.8%
Starbucks*                                                 28,500         1,073
                                                                    ------------
                                                                          1,073
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                                                      Market
Description                                                Shares   Value (000)
--------------------------------------------------------------------------------
Retail-Sporting Goods -- 0.9%
Dick's Sporting Goods*                                     32,600   $     1,293
                                                                    ------------
                                                                          1,293
                                                                    ------------

Total Consumer Cyclical (Cost $14,376)                                   15,860
--------------------------------------------------------------------------------
Consumer Non-Cyclical -- 6.7%
Agricultural Operations -- 1.3%
Archer-Daniels-Midland                                     55,620         1,872
                                                                    ------------
                                                                          1,872
--------------------------------------------------------------------------------
Beverages-Non-Alcoholic -- 3.1%
PepsiCo                                                    74,900         4,328
                                                                    ------------
                                                                          4,328
--------------------------------------------------------------------------------
Food-Confectionery -- 1.1%
WM Wrigley Jr                                              23,800         1,523
                                                                    ------------
                                                                          1,523
--------------------------------------------------------------------------------
Food-Retail -- 1.2%
Whole Foods Market                                         26,640         1,770
                                                                    ------------
                                                                          1,770
                                                                    ------------
Total Consumer Non-Cyclical (Cost $9,409)                                 9,493
--------------------------------------------------------------------------------
Energy -- 13.8%
Coal -- 1.8%
Peabody Energy                                             50,150         2,528
                                                                    ------------
                                                                          2,528
--------------------------------------------------------------------------------
Oil & Gas Drilling -- 2.3%
Nabors Industries*                                         40,700         2,913
Rowan                                                       8,800           387
                                                                    ------------
                                                                          3,300
--------------------------------------------------------------------------------
Oil Companies-Exploration & Production -- 2.9%
Southwestern Energy*                                       55,900         1,799
XTO Energy                                                 51,930         2,263
                                                                    ------------
                                                                          4,062
--------------------------------------------------------------------------------
Oil Companies-Integrated -- 1.3%
Exxon Mobil                                                29,300         1,783
                                                                    ------------
                                                                          1,783
--------------------------------------------------------------------------------
Oil Field Machinery & Equipment -- 2.7%
National Oilwell Varco*                                    58,750         3,767
                                                                    ------------
                                                                          3,767
--------------------------------------------------------------------------------
Oil Refining & Marketing -- 1.9%
Valero Energy                                              45,000         2,690
                                                                    ------------
                                                                          2,690
--------------------------------------------------------------------------------

OLD MUTUAL LARGE CAP GROWTH
CONCENTRATED FUND -- continued
--------------------------------------------------------------------------------

STATEMENT OF NET ASSETS
AS OF MARCH 31, 2006

--------------------------------------------------------------------------------
                                                                      Market
Description                                               Shares    Value (000)
--------------------------------------------------------------------------------
Oil-Field Services -- 0.9%
BJ Services                                                35,800   $     1,239
                                                                    ------------
                                                                          1,239
                                                                    ------------
Total Energy (Cost $19,677)                                              19,369
--------------------------------------------------------------------------------
Financial -- 13.3%
Commercial Banks Non-US -- 1.6%
Mitsubishi Tokyo Financial Group ADR                      145,550         2,214
                                                                    ------------
                                                                          2,214
--------------------------------------------------------------------------------
Finance-Investment Banker/Broker -- 3.8%
Charles Schwab                                            151,310         2,604
Merrill Lynch                                              34,620         2,727
                                                                    ------------
                                                                          5,331
--------------------------------------------------------------------------------
Finance-Other Services -- 2.7%
Chicago Mercantile Exchange Holdings                        8,590         3,844
                                                                    ------------
                                                                          3,844
--------------------------------------------------------------------------------
Multi-Line Insurance -- 3.4%
ACE                                                        37,500         1,951
American International Group                               42,930         2,837
                                                                    ------------
                                                                          4,788
--------------------------------------------------------------------------------
Reinsurance -- 0.6%
PartnerRe                                                  14,000           869
                                                                    ------------
                                                                            869
--------------------------------------------------------------------------------
Super-Regional Banks-US -- 1.2%
Bank of America                                            37,200         1,694
                                                                    ------------
                                                                          1,694
                                                                    ------------
Total Financial (Cost $17,395)                                           18,740
--------------------------------------------------------------------------------
Health Care -- 15.7%
Drug Delivery Systems -- 1.3%
Hospira*                                                   47,700         1,882
                                                                    ------------
                                                                          1,882
--------------------------------------------------------------------------------
Medical Instruments -- 1.8%
Intuitive Surgical*                                        21,820         2,575
                                                                    ------------
                                                                          2,575
--------------------------------------------------------------------------------
Medical Products -- 0.7%
Varian Medical Systems*                                    16,300           915
                                                                    ------------
                                                                            915
--------------------------------------------------------------------------------
Medical-Biomedical/Genetic -- 2.0%
Biogen Idec*                                               21,400         1,008
Genentech*                                                 21,300         1,800
                                                                    -----------
                                                                          2,808
                                                                    -----------

--------------------------------------------------------------------------------
                                                                      Market
Description                                               Shares    Value (000)
--------------------------------------------------------------------------------
Medical-Drugs -- 3.1%
Cephalon*                                                  18,400   $     1,109
Sepracor*                                                  12,500           610
Wyeth                                                      52,700         2,557
                                                                    ------------
                                                                          4,276
--------------------------------------------------------------------------------
Medical-HMO -- 1.6%
WellPoint*                                                 28,610         2,215
                                                                    ------------
                                                                          2,215
--------------------------------------------------------------------------------
Pharmacy Services -- 2.1%
Express Scripts*                                           24,460         2,150
Omnicare                                                   14,800           814
                                                                    ------------
                                                                          2,964
--------------------------------------------------------------------------------
Physical Therapy/Rehabilitation Centers -- 0.6%
Psychiatric Solutions*                                     25,400           842
                                                                    ------------
                                                                            842
--------------------------------------------------------------------------------
Therapeutics -- 1.8%
Gilead Sciences*                                           40,970         2,549
                                                                    ------------
                                                                          2,549
--------------------------------------------------------------------------------
X-Ray Equipment -- 0.7%
Hologic*                                                   18,100         1,002
                                                                    ------------
                                                                          1,002
                                                                    ------------
Total Health Care (Cost $21,483)                                         22,028
--------------------------------------------------------------------------------
Industrial -- 8.9%
Building Products-Cement/Aggregate -- 1.6%
Cemex ADR                                                  34,890         2,278
                                                                    ------------
                                                                          2,278
--------------------------------------------------------------------------------
Diversified Manufacturing Operations -- 3.2%
Danaher                                                    17,100         1,087
General Electric                                           99,680         3,467
                                                                    ------------
                                                                          4,554
--------------------------------------------------------------------------------
Electric Products-Miscellaneous -- 1.6%
Emerson Electric                                           26,200         2,191
                                                                    ------------
                                                                          2,191
--------------------------------------------------------------------------------
Machinery-Construction & Mining -- 1.2%
Joy Global                                                 27,670         1,654
                                                                    ------------
                                                                          1,654
--------------------------------------------------------------------------------
Machinery-Farm -- 1.3%
Deere                                                      22,800         1,802
                                                                    ------------
                                                                          1,802
                                                                    ------------
Total Industrial (Cost $11,618)                                          12,479
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                                                      Market
Description                                               Shares    Value (000)
--------------------------------------------------------------------------------
Services -- 2.5%
E-Commerce/Services -- 2.5%
eBay*                                                      89,300   $     3,488
                                                                    ------------
                                                                          3,488
                                                                    ------------
Total Services (Cost $1,649)                                              3,488
--------------------------------------------------------------------------------
Technology -- 25.3%
Applications Software -- 1.2%
Salesforce.com*                                            47,340         1,720
                                                                    ------------
                                                                          1,720
--------------------------------------------------------------------------------
Cellular Telecommunications -- 3.8%
America Movil ADR, Cl L                                    69,700         2,388
NII Holdings*                                              48,910         2,884
                                                                    ------------
                                                                          5,272
--------------------------------------------------------------------------------
Computer Aided Design -- 1.1%
Autodesk                                                   38,900         1,498
                                                                    ------------
                                                                          1,498
--------------------------------------------------------------------------------
Computers -- 4.1%
Apple Computer*                                            56,170         3,523
Hewlett-Packard                                            67,000         2,204
                                                                    ------------
                                                                          5,727
--------------------------------------------------------------------------------
Data Processing/Management -- 3.1%
First Data                                                 43,800         2,051
Global Payments                                            43,540         2,308
                                                                    ------------
                                                                          4,359
--------------------------------------------------------------------------------
E-Marketing/Information -- 0.5%
aQuantive*                                                 32,800           772
                                                                    ------------
                                                                            772
--------------------------------------------------------------------------------
Electronic Components-Semiconductors -- 1.1%
Advanced Micro Devices*                                    47,660         1,580
                                                                    ------------
                                                                          1,580
--------------------------------------------------------------------------------
Semiconductor Components-Integrated Circuits -- 1.2%
Marvell Technology Group*                                  32,380         1,752
                                                                    ------------
                                                                          1,752
--------------------------------------------------------------------------------
Semiconductor Equipment -- 1.2%
Applied Materials                                          96,040         1,682
                                                                    ------------
                                                                          1,682
--------------------------------------------------------------------------------
Telecommunications Equipment-Fiber Optics -- 1.6%
Corning*                                                   82,600         2,223
                                                                    ------------
                                                                          2,223
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                                      Shares/Face     Market
Description                                          Amount (000)   Value (000)
--------------------------------------------------------------------------------
Web Portals/ISP -- 2.5%
Google, Cl A*                                             8,980     $     3,502
                                                                    ------------
                                                                          3,502
--------------------------------------------------------------------------------
Wireless Equipment -- 3.9%
Nokia ADR                                                82,100           1,701
Qualcomm                                                 73,300           3,710
                                                                    ------------
                                                                          5,411
                                                                    ------------

Total Technology (Cost $29,627)                                          35,498
--------------------------------------------------------------------------------
Transportation -- 1.2%
Transportation-Rail -- 1.2%
Norfolk Southern                                         32,700           1,768
                                                                    ------------
Total Transportation (Cost $1,624)                                        1,768
--------------------------------------------------------------------------------
Total Common Stock (Cost $128,235)                                      140,006
--------------------------------------------------------------------------------
Repurchase Agreement -- 0.9%
UBS Securities LLC
   4.790%, dated 03/31/06, to be
   repurchased on 04/03/06, repurchase
   price $1,216,329 (collateralized by
   an FNMA mortgage obligation, par value
   $1,240,000, 4,875%, 03/15/07, total
   market value $1,240,475)(A)                           $1,216           1,216
                                                                    ------------
Total Repurchase Agreement (Cost $1,216)                                  1,216
--------------------------------------------------------------------------------
Total Investments -- 100.5% (Cost $129,451)                             141,222
--------------------------------------------------------------------------------
Other Assets and Liabilities -- (0.5)%
Payable for Investment Securities Purchased                                (522)
Payable for Fund Shares Redeemed                                           (250)
Payable for Management Fees                                                (192)
Other Assets and Liabilities, Net                                           196
--------------------------------------------------------------------------------
Total Other Assets and Liabilities                                         (768)
--------------------------------------------------------------------------------
Net Assets -- 100.0%                                                $   140,454
================================================================================
Net Assets:
Paid-in-Capital ($0.001 par value)                                  $   429,064
Accumulated net realized loss on investments                           (300,381)
Unrealized appreciation on investments                                   11,771
                                                                    ------------
Net Assets                                                          $   140,454
================================================================================

OLD MUTUAL LARGE CAP GROWTH
CONCENTRATED FUND -- concluded
--------------------------------------------------------------------------------

STATEMENT OF NET ASSETS
AS OF MARCH 31, 2006

--------------------------------------------------------------------------------
Description                                                              Value
--------------------------------------------------------------------------------
Net Asset Value, Offering and Redemption
  Price Per Share -- Class Z
  ($140,148,339/7,883,512 shares)                                       $ 17.78
================================================================================
Net Asset Value, Offering and Redemption
  Price Per Share -- Advisor Class
  ($112,554/6,412 shares)                                               $ 17.55
================================================================================
Net Asset Value and Redemption
  Price Per Share -- Class A
  ($83,631/4,734 shares)                                                $ 17.66
================================================================================
Maximum Offering
  Price Per Share -- Class A
  ($17.66/94.25%)                                                       $ 18.74
================================================================================
Net Asset Value and Offering
  Price Per Share -- Class C+
  ($109,668/6,326 shares)                                               $ 17.34
================================================================================

+ Class C shares have a contingent deferred sales charge. For a description of a possible sales charge, please see the Fund's prospectus.

*     Non-income producing security.

(A) -- Tri-party repurchase agreement

ADR -- American Depositary Receipt

Cl -- Class

FNMA -- Federal National Mortgage Association

HMO -- Health Maintenance Organization

ISP -- Internet Service Provider

LLC -- Limited Liability Company

Cost figures are shown with "000's" omitted.

The accompanying notes are an integral part of the financial statements.

OLD MUTUAL MID-CAP FUND
--------------------------------------------------------------------------------

MANAGEMENT OVERVIEW
Sub-Advisor: Liberty Ridge Capital, Inc.

Q.    How did the Fund perform relative to its benchmarks?

A. For the fiscal year ended March 31, 2006, the Old Mutual Mid-Cap Fund Class Z shares posted strong absolute returns, gaining 17.52%. However, the Fund underperformed the 21.62% return of its benchmark, the S&P MidCap 400 Index, as well as the 20.13% return of its peer group, the Lipper Mid-Cap Core Funds Average. Performance for all share classes can be found on the following page.

Q.    What investment environment did the Fund face during the fiscal year?

A. Despite potentially worrisome increases in interest rates, energy costs and commodity prices, investors took heart in outsized corporate profits and continued share buybacks, pushing equity market indexes higher during the fiscal year. Although the period was marked by uncertainty surrounding the long-term economic impact of Hurricanes Katrina and Rita, the effects of higher energy costs on consumer spending, and the Federal Reserve's prolonged hawkish stance on inflation, mid-cap stocks endured these shocks, recording robust gains.

Q.    How did portfolio composition affect Fund performance?

A. Fund performance was aided during the period by positions in the energy, industrial and technology sectors. The Fund's overweight in technology generally added to returns, as service providers Satyam Computer Services ADR and Citrix Systems both benefited from ongoing trends in outsourcing and mobile workforce productivity. At the same time, security software developer Symantec fell sharply after the company lowered its guidance for fiscal year 2006. Lack of meaningful semiconductor exposure also created headwinds as upward momentum carried the entire industry despite the sub-advisor's view that the group is due for a cyclical correction.

      Elsewhere, the portfolio saw strong results from its financial holdings, specifically First Marblehead, which is well positioned in the fast-growing, yet relatively untapped private student lending space. In contrast, insurance and reinsurance companies came under pressure, as evidenced by Aspen Insurance Holdings and Odyssey Re Holdings. Aspen Insurance Holdings declined significantly after announcing larger-than-expected exposure to Hurricanes Katrina and Rita, while Odyssey Re Holdings was beset by negative news, including recent earnings restatement.

      Among the Fund's other notable contributors were industrial manufacturer Trinity Industries, which continued to experience strong demand for construction products, and leading natural gas pipeline operator El Paso, benefiting from strong overall performance in the energy sector. Meanwhile, other detractors included computer graphics chipmaker ATI Technologies (no longer a Fund holding) and discount retailer Family Dollar Stores (no longer a Fund holding), both of which reported disappointing financial results.

Q.    What is the investment outlook for the mid-cap market?

A. As always, macroeconomic preoccupations such as inflation and changing interest rate policy tend to drive investor sentiment in the short-term. Instead, the Fund's portfolio manager has a long-term outlook and focuses on finding mid-cap companies positioned to perform well regardless of newspaper headlines and event-driven pressures.

THE OLD MUTUAL MID-CAP FUND WAS PREVIOUSLY KNOWN AS THE PBHG MID-CAP FUND. CLASS Z SHARES WERE PREVIOUSLY DESIGNATED AS PBHG SHARES.

--------------------------------------------------------------------------------
PERFORMANCE HIGHLIGHTS
--------------------------------------------------------------------------------

o MID-CAP STOCKS ENDURED POTENTIALLY WORRISOME INCREASES IN INTEREST RATES, ENERGY COSTS AND COMMODITY PRICES, RECORDING ROBUST GAINS.

o FUND PERFORMANCE WAS AIDED DURING THE PERIOD BY POSITIONS IN THE ENERGY, INDUSTRIAL AND TECHNOLOGY SECTORS.

o     THE PORTFOLIO SAW MIXED RESULTS FROM ITS FINANCIAL HOLDINGS.

--------------------------------------------------------------------------------
TOP TEN COMMON STOCK HOLDINGS AS OF MARCH 31, 2006 (UNAUDITED)
--------------------------------------------------------------------------------

ChoicePoint                                                                 1.9%
--------------------------------------------------------------------------------
Outback Steakhouse                                                          1.9%
--------------------------------------------------------------------------------
Zebra Technologies, Cl A                                                    1.9%
--------------------------------------------------------------------------------
Reliant Energy                                                              1.8%
--------------------------------------------------------------------------------
Smurfit-Stone Container                                                     1.8%
--------------------------------------------------------------------------------
Host Marriott                                                               1.8%
--------------------------------------------------------------------------------
CV Therapeutics                                                             1.7%
--------------------------------------------------------------------------------
Scholastic                                                                  1.7%
--------------------------------------------------------------------------------
Lincare Holdings                                                            1.7%
--------------------------------------------------------------------------------
Angiotech Pharmaceuticals                                                   1.7%
--------------------------------------------------------------------------------
As a % of Total Fund Investments in Common Stock                           17.9%
--------------------------------------------------------------------------------

                                                                    Mid-Cap Fund

--------------------------------------------------------------------------------

PERFORMANCE AND PORTFOLIO SUMMARY

Average Annual Total Return as of March 31, 2006
--------------------------------------------------------------------------------

                                                    One      Annualized   Annualized   Annualized
                                       Inception    Year       3 Year       5 Year     Inception
                                          Date     Return      Return       Return      to Date
-------------------------------------------------------------------------------------------------
Class Z                                 04/30/97   17.52%      23.40%        9.85%       17.90%
Advisor Class                           10/31/01   17.26%      23.06%         n/a        11.89%
Class A with load                       07/31/03   10.49%        n/a          n/a        15.87%
Class A without load                    07/31/03   17.23%        n/a          n/a        18.47%
Class C with load                       07/31/03   15.41%        n/a          n/a        17.65%
Class C without load                    07/31/03   16.41%        n/a          n/a        17.65%
S&P MidCap 400 Index                    04/30/97   21.62%      26.04%       12.75%       14.76%
Lipper Mid-Cap Core Funds Average       04/30/97   20.13%      24.64%       10.58%       12.31%
-------------------------------------------------------------------------------------------------

Past performance is not a guarantee of future results. Information about these performance results and the comparative indexes can be found on pages 1-4.

Value of a $10,000 Investment
--------------------------------------------------------------------------------

[LINE CHART OMITTED, PLOT POINTS FOLLOWS]

             OLD MUTUAL  MID-CAP                    S&P           LIPPER MID-CAP
             FUND - CLASS Z            MIDCAP 400 INDEX      CORE FUNDS AVERAGE
             -------------------       ----------------      ------------------
4/30/1997                $10,000                $10,000                $10,000
3/31/1998                $16,106                $14,523                $14,402
3/31/1999                $17,451                $14,589                $14,281
3/31/2000                $24,818                $20,146                $21,325
3/31/2001                $27,159                $18,744                $18,933
3/31/2002                $29,604                $22,284                $21,239
3/31/2003                $23,115                $17,058                $16,350
3/31/2004                $33,723                $25,434                $24,137
3/31/2005                $36,958                $28,086                $26,351
3/31/2006                $43,433                $34,159                $31,553


Past performance is not a guarantee of future results. The graph above compares an investment made in the Fund's Class Z shares on the inception date of April 30, 1997 to an investment made in an unmanaged securities index and a mutual fund average composite on that date. Performance for the Fund's other share classes will vary due to differences in charges and expenses. The Fund's performance in this chart and the performance table assumes reinvestment of dividends and capital gain distributions but does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares.

Sector Weightings as of March 31, 2006 -- % of Total Fund Investments
(Unaudited)
--------------------------------------------------------------------------------

                                   [PIE CHART]

Basic Materials                                                            (10%)
Cash                                                                        (2%)
Consumer Cyclical                                                          (13%)
Consumer Non-Cyclical                                                       (2%)
Energy                                                                      (6%)
Financial                                                                  (16%)
Health Care                                                                (15%)
Industrial                                                                  (6%)
Services                                                                    (5%)
Technology                                                                 (23%)
Utilities                                                                   (2%)

STATEMENT OF NET ASSETS
AS OF MARCH 31, 2006

--------------------------------------------------------------------------------
                                                                       Market
Description                                                 Shares   Value (000)
--------------------------------------------------------------------------------
Common Stock -- 98.8%
Basic Materials -- 9.2%
Chemicals-Diversified -- 1.3%
Lyondell Chemical                                          157,910   $    3,142
Olin                                                       107,390        2,306
                                                                     -----------
                                                                          5,448
--------------------------------------------------------------------------------
Chemicals-Plastics -- 0.4%
Spartech                                                    69,650        1,671
                                                                     -----------
                                                                          1,671
--------------------------------------------------------------------------------
Chemicals-Specialty -- 1.4%
Chemtura                                                   189,550        2,233
Eastman Chemical                                            67,150        3,437
                                                                     -----------
                                                                          5,670
--------------------------------------------------------------------------------
Industrial Gases -- 1.3%
Air Products & Chemicals                                    78,060        5,245
                                                                     -----------
                                                                          5,245
--------------------------------------------------------------------------------
Non-Ferrous Metals -- 0.6%
USEC                                                       223,790        2,697
                                                                     -----------
                                                                          2,697
--------------------------------------------------------------------------------
Paper & Related Products -- 4.2%
Abiti-Consolidated                                       1,101,110        4,569
MeadWestvaco                                               195,060        5,327
Smurfit-Stone Container*                                   536,750        7,284
                                                                     -----------
                                                                         17,180
                                                                     -----------
Total Basic Materials (Cost $34,023)                                     37,911
--------------------------------------------------------------------------------
Consumer Cyclical -- 13.2%
Cruise Lines -- 0.6%
Royal Caribbean Cruises                                     62,350        2,620
                                                                     -----------
                                                                          2,620
--------------------------------------------------------------------------------
Distribution/Wholesale -- 1.1%
CDW                                                         77,380        4,554
                                                                     -----------
                                                                          4,554
--------------------------------------------------------------------------------
Golf -- 1.0%
Callaway Golf                                              234,760        4,038
                                                                     -----------
                                                                          4,038
--------------------------------------------------------------------------------
Home Furnishings -- 0.6%
Tempur-Pedic International*                                181,260        2,565
                                                                     -----------
                                                                          2,565
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                                                       Market
Description                                                 Shares   Value (000)
--------------------------------------------------------------------------------
Hotels & Motels -- 1.2%
Fairmont Hotels & Resorts                                  113,530   $    5,075
                                                                     -----------
                                                                          5,075
--------------------------------------------------------------------------------
Motion Pictures & Services -- 1.0%
DreamWorks Animation, Cl A*                                160,000        4,232
                                                                     -----------
                                                                          4,232
--------------------------------------------------------------------------------
Publishing-Books -- 1.7%
Scholastic*                                                259,290        6,938
                                                                     -----------
                                                                          6,938
--------------------------------------------------------------------------------
Retail-Office Supplies -- 1.5%
OfficeMax                                                  203,280        6,133
                                                                     -----------
                                                                          6,133
--------------------------------------------------------------------------------
Retail-Pet Food & Supplies -- 1.2%
Petco Animal Supplies*                                     207,690        4,895
                                                                     -----------
                                                                          4,895
--------------------------------------------------------------------------------
Retail-Regional Department Store -- 1.1%
Kohl's*                                                     80,930        4,290
                                                                     -----------
                                                                          4,290
--------------------------------------------------------------------------------
Retail-Restaurants -- 2.2%
CBRL Group                                                  27,610        1,212
Outback Steakhouse                                         178,750        7,865
                                                                     -----------
                                                                          9,077
                                                                     -----------
Total Consumer Cyclical (Cost $50,539)                                   54,417
--------------------------------------------------------------------------------
Consumer Non-Cyclical -- 2.0%
Agricultural Operations -- 1.0%
Tejon Ranch*                                                84,850        4,147
                                                                     -----------
                                                                          4,147
--------------------------------------------------------------------------------
Food-Wholesale/Distribution -- 1.0%
United Natural Foods*                                      117,340        4,103
                                                                     -----------
                                                                          4,103
                                                                     -----------
Total Consumer Non-Cyclical (Cost $7,317)                                 8,250
--------------------------------------------------------------------------------
Energy -- 4.7%
Oil & Gas Drilling -- 2.3%
Pride International*                                       129,980        4,052
Rowan                                                       72,470        3,186
Todco, Cl A                                                 50,850        2,004
                                                                     -----------
                                                                          9,242
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

STATEMENT OF NET ASSETS
AS OF MARCH 31, 2006

--------------------------------------------------------------------------------
                                                                       Market
Description                                                 Shares   Value (000)
--------------------------------------------------------------------------------
Oil Companies-Exploration & Production -- 0.6%
Pogo Producing                                              48,590   $    2,442
                                                                     -----------
                                                                          2,442
--------------------------------------------------------------------------------
Oil-Field Services -- 0.5%
Tidewater                                                   38,730        2,139
                                                                     -----------
                                                                          2,139
--------------------------------------------------------------------------------
Pipelines -- 1.3%
El Paso                                                    444,640        5,358
                                                                     -----------
                                                                          5,358
                                                                     -----------
Total Energy (Cost $11,204)                                              19,181
--------------------------------------------------------------------------------
Financial -- 15.8%
Commercial Banks-Eastern US -- 0.8%
Commerce Bancorp                                            92,520        3,391
                                                                     -----------
                                                                          3,391
--------------------------------------------------------------------------------
Finance-Consumer Loans -- 1.5%
First Marblehead                                           145,600        6,297
                                                                     -----------
                                                                          6,297
--------------------------------------------------------------------------------
Finance-Investment Banker/Broker -- 0.4%
Greenhill                                                   25,450        1,682
                                                                     -----------
                                                                          1,682
--------------------------------------------------------------------------------
Investment Management/Advisory Services -- 0.7%
Federated Investors, Cl B                                   69,200        2,702
                                                                     -----------
                                                                          2,702
--------------------------------------------------------------------------------
Life/Health Insurance -- 1.0%
UnumProvident                                              201,320        4,123
                                                                     -----------
                                                                          4,123
--------------------------------------------------------------------------------
Multi-Line Insurance -- 1.2%
XL Capital, Cl A                                            75,850        4,863
                                                                     -----------
                                                                          4,863
--------------------------------------------------------------------------------
Property/Casualty Insurance -- 1.0%
Fidelity National Financial                                112,700        4,004
                                                                     -----------
                                                                          4,004
--------------------------------------------------------------------------------
Real Estate Operation/Development -- 0.7%
St. Joe                                                     46,420        2,917
                                                                     -----------
                                                                          2,917
--------------------------------------------------------------------------------
Reinsurance -- 4.3%
Aspen Insurance Holdings                                   254,440        6,274
Axis Capital Holdings                                      185,410        5,544
Odyssey Re Holdings                                        267,150        5,797
                                                                     -----------
                                                                         17,615
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                                                       Market
Description                                                 Shares   Value (000)
--------------------------------------------------------------------------------
REITs-Hotels -- 1.8%
Host Marriott                                              339,190   $    7,259
                                                                     -----------
                                                                          7,259
--------------------------------------------------------------------------------
REITs-Office Property -- 1.4%
American Financial Realty Trust                            507,180        5,909
                                                                     -----------
                                                                          5,909
--------------------------------------------------------------------------------
S&L/Thrifts-Eastern US -- 1.0%
NewAlliance Bancshares                                     292,770        4,225
                                                                     -----------
                                                                          4,225
                                                                     -----------
Total Financial (Cost $56,284)                                           64,987
--------------------------------------------------------------------------------
Health Care -- 15.4%
Diagnostic Equipment -- 0.6%
Cytyc*                                                      85,480        2,409
                                                                     -----------
                                                                          2,409
--------------------------------------------------------------------------------
Dialysis Centers -- 1.1%
DaVita*                                                     72,820        4,385
                                                                     -----------
                                                                          4,385
--------------------------------------------------------------------------------
Drug Delivery Systems -- 1.4%
Conor Medsystems*                                          195,260        5,741
                                                                     -----------
                                                                          5,741
--------------------------------------------------------------------------------
Medical Information Systems -- 0.8%
IMS Health                                                 132,610        3,417
                                                                     -----------
                                                                          3,417
--------------------------------------------------------------------------------
Medical Instruments -- 0.7%
Symmetry Medical*                                          147,730        3,133
                                                                     -----------
                                                                          3,133
--------------------------------------------------------------------------------
Medical Products -- 1.3%
Becton Dickinson                                            44,800        2,759
Mentor                                                      56,250        2,548
                                                                     -----------
                                                                          5,307
--------------------------------------------------------------------------------
Medical-Biomedical/Genetic -- 1.4%
Invitrogen*                                                 81,810        5,737
                                                                     -----------
                                                                          5,737
--------------------------------------------------------------------------------
Medical-Drugs -- 1.7%
Angiotech Pharmaceuticals*                                 463,630        6,862
                                                                     -----------
                                                                          6,862
--------------------------------------------------------------------------------
Medical-Generic Drugs -- 1.5%
Barr Pharmaceuticals*                                       58,000        3,653
Watson Pharmaceuticals*                                     92,060        2,646
                                                                     -----------
                                                                          6,299
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                                                       Market
Description                                                 Shares   Value (000)
--------------------------------------------------------------------------------
Medical-Outpatient/Home Medical -- 2.4%
Amsurg*                                                    136,980   $    3,108
Lincare Holdings*                                          177,080        6,899
                                                                     -----------
                                                                         10,007
--------------------------------------------------------------------------------
Therapeutics -- 2.5%
CV Therapeutics*                                           315,490        6,966
Medicines*                                                 158,660        3,264
                                                                     -----------
                                                                         10,230
                                                                     -----------
Total Health Care (Cost $55,099)                                         63,527
--------------------------------------------------------------------------------
Industrial -- 7.1%
Building & Construction Products-Miscellaneous -- 0.5%
USG*                                                        22,470        2,134
                                                                     -----------
                                                                          2,134
--------------------------------------------------------------------------------
Diversified Manufacturing Operations -- 1.7%
Dover                                                       88,420        4,294
Trinity Industries                                          50,890        2,768
                                                                     -----------
                                                                          7,062
--------------------------------------------------------------------------------
Identification Systems/Development -- 1.6%
Symbol Technologies                                        607,480        6,427
                                                                     -----------
                                                                          6,427
--------------------------------------------------------------------------------
Machinery-Print Trade -- 1.8%
Zebra Technologies, Cl A*                                  171,340        7,662
                                                                     -----------
                                                                          7,662
--------------------------------------------------------------------------------
Transport-Equipment & Leasng -- 1.5%
GATX                                                       145,740        6,018
                                                                     ----------
                                                                          6,018
                                                                     ----------
Total Industrial (Cost $25,285)                                          29,303
--------------------------------------------------------------------------------
Services -- 4.9%
Advertising Agencies -- 0.9%
Interpublic Group*                                         387,210        3,702
                                                                     -----------
                                                                          3,702
--------------------------------------------------------------------------------
Commercial Services -- 1.9%
ChoicePoint*                                               177,140        7,927
                                                                     -----------
                                                                          7,927
--------------------------------------------------------------------------------
Computer Services -- 2.1%
DST Systems*                                                92,480        5,358
Manhattan Associates*                                      149,790        3,295
                                                                     -----------
                                                                          8,653
                                                                     -----------
Total Services (Cost $18,079)                                            20,282
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                                                       Market
Description                                                 Shares   Value (000)
--------------------------------------------------------------------------------
Technology -- 23.5%
Applications Software -- 3.7%
Citrix Systems*                                            164,890   $    6,250
Intuit*                                                     60,030        3,193
Satyam Computer Services ADR                               131,700        5,763
                                                                     -----------
                                                                         15,206
--------------------------------------------------------------------------------
Circuit Boards -- 0.3%
Multi-Fineline Electronix*                                  25,000        1,462
                                                                     -----------
                                                                          1,462
--------------------------------------------------------------------------------
Data Processing/Management -- 3.9%
Dun & Bradstreet*                                           73,890        5,666
MoneyGram International                                     85,450        2,625
NAVTEQ*                                                     82,790        4,193
SEI Investments                                             85,970        3,485
                                                                     -----------
                                                                         15,969
--------------------------------------------------------------------------------
Electronic Components-Miscellaneous -- 1.5%
Flextronics International*                                 601,570        6,226
                                                                     -----------
                                                                          6,226
--------------------------------------------------------------------------------
Electronic Components-Semiconductors -- 2.6%
DSP Group*                                                  82,050        2,380
International Rectifier*                                    64,220        2,661
QLogic*                                                    152,660        2,954
Semtech*                                                   152,740        2,732
                                                                     -----------
                                                                         10,727
--------------------------------------------------------------------------------
Enterprise Software/Services -- 1.5%
Lawson Software*                                           818,850        6,281
                                                                     -----------
                                                                          6,281
--------------------------------------------------------------------------------
Internet Infrastructure Equipment -- 0.8%
Avocent*                                                   101,200        3,212
                                                                     -----------
                                                                          3,212
--------------------------------------------------------------------------------
Internet Security -- 1.6%
Symantec*                                                  235,063        3,956
VeriSign*                                                  105,290        2,526
                                                                     -----------
                                                                          6,482
--------------------------------------------------------------------------------
Networking Products -- 0.7%
Foundry Networks*                                          156,900        2,849
                                                                     -----------
                                                                          2,849
--------------------------------------------------------------------------------
Office Automation & Equipment -- 2.2%
Pitney Bowes                                               100,280        4,305
Xerox*                                                     304,660        4,631
                                                                     -----------
                                                                          8,936
--------------------------------------------------------------------------------

OLD MUTUAL MID-CAP FUND -- concluded
--------------------------------------------------------------------------------

STATEMENT OF NET ASSETS
AS OF MARCH 31, 2006

--------------------------------------------------------------------------------
                                                       Shares/Face     Market
Description                                            Amount (000)  Value (000)
--------------------------------------------------------------------------------
Semiconductor Components-Integrated Circuits -- 1.9%
Emulex*                                                   238,040    $    4,068
Maxim Integrated Products                                 107,210         3,983
                                                                     -----------
                                                                          8,051
--------------------------------------------------------------------------------
Telecommunications Equipment -- 1.4%
Plantronics                                               103,350         3,662
Tellabs*                                                  123,400         1,962
                                                                     -----------
                                                                          5,624
--------------------------------------------------------------------------------
Telecommunication Services -- 1.4%
Amdocs*                                                   154,910         5,586
                                                                     -----------
                                                                          5,586
                                                                     -----------
Total Technology (Cost $79,254)                                          96,611
--------------------------------------------------------------------------------
Utilities -- 3.0%
Independent Power Producer -- 3.0%
Mirant*                                                   194,560         4,864
Reliant Energy*                                           695,200         7,355
                                                                     -----------
                                                                         12,219
                                                                     -----------
Total Utilities (Cost $12,169)                                           12,219
--------------------------------------------------------------------------------
Total Common Stock (Cost $349,253)                                      406,688
--------------------------------------------------------------------------------
Repurchase Agreement -- 1.8%
Deutsche Bank
   4.650%, dated 03/31/06, to be
   repurchased on 04/03/06, repurchase
   price $7,451,596 (collateralized by an
   FHLB mortgage obligation, par value
   $7,785,000, 5.800%, 01/27/20, total
   market value $7,602,528)(A)                          $   7,449         7,449
                                                                     -----------
Total Repurchase Agreement (Cost $7,449)                                  7,449
--------------------------------------------------------------------------------
Total Investments -- 100.6% (Cost $356,702)                             414,137
--------------------------------------------------------------------------------
Other Assets and Liabilities -- (0.6)%
Payable for Investment Securities Purchased                              (2,348)
Payable for Management Fees                                                (582)
Payable for Fund Shares Redeemed                                           (208)
Payable for Service and Distribution Fees                                    (2)
Other Assets and Liabilities, Net                                           667
--------------------------------------------------------------------------------
Total Other Assets and Liabilities                                       (2,473)
--------------------------------------------------------------------------------
Net Assets -- 100.0%                                                 $  411,664
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Description                                                          Value (000)
--------------------------------------------------------------------------------
Net Assets:
Paid-in-Capital ($0.001 par value)                                   $  299,976
Accumulated net realized gain on investments                             54,253
Unrealized appreciation on investments                                   57,435
                                                                     -----------
Net Assets                                                           $  411,664
================================================================================
Net Asset Value, Offering and Redemption
   Price Per Share -- Class Z
   ($403,952,458/20,758,913 shares)                                  $    19.46
================================================================================
Net Asset Value, Offering and Redemption
   Price Per Share -- Advisor Class
   ($7,221,999/375,842 shares)                                       $    19.22
================================================================================
Net Asset Value and Redemption
   Price Per Share -- Class A
   ($199,288/10,313 shares)                                          $    19.32
================================================================================
Maximum Offering
   Price Per Share -- Class A
   ($19.32/94.25%)                                                   $    20.50
================================================================================
Net Asset Value and Offering
   Price Per Share -- Class C+
   ($290,003/15,332 shares)                                          $    18.92
================================================================================

+ Class C shares have a contingent deferred sales charge. For a description of a possible sales charge, please see the Fund's prospectus.

*     Non-income producing security.

(A) -- Tri-party repurchase agreement

ADR -- American Depositary Receipt

Cl -- Class

FHLB -- Federal Home Loan Bank

REITs -- Real Estate Investment Trusts

S&L -- Savings & Loan

Cost figures are shown with "000's" omitted.

The accompanying notes are an integral part of the financial statements.

OLD MUTUAL SELECT GROWTH FUND
--------------------------------------------------------------------------------

MANAGEMENT OVERVIEW
Sub-Advisors: CastleArk Management, LLC and Turner Investment Partners, Inc.

--------------------------------------------------------------------------------
PERFORMANCE HIGHLIGHTS
--------------------------------------------------------------------------------

o AN OUTSIZED TECHNOLOGY POSITION HELPED AMPLIFY ITS OVERALL CONTRIBUTION TO RELATIVE PERFORMANCE, WHICH LIKELY CAME AS A SURPRISE GIVEN THE SECTOR'S RECENT STRUGGLES.

o WITH THE ADDITION OF NEW SUB-ADVISORS CASTLEARK AND TURNER ON JANUARY 1, 2006, THE FUND CONTINUED TO DELIVER RELATIVE OUTPERFORMANCE.

o     AN UNDERWEIGHT POSITION TO THE INDUSTRIALS SECTOR DETRACTED FROM RETURNS.

EFFECTIVE JANUARY 1, 2006, AFTER AN EXTENSIVE SEARCH BY THE FUND'S BOARD OF TRUSTEES AND OLD MUTUAL CAPITAL -- WITH THE ASSISTANCE OF AN INDEPENDENT INVESTMENT CONSULTANT RETAINED BY THE BOARD -- CASTLEARK MANAGEMENT, LLC ("CASTLEARK") AND TURNER INVESTMENT PARTNERS, INC. ("TURNER") WERE APPOINTED SUB-ADVISORS TO THE FUND, EACH RESPONSIBLE FOR THE OVERSIGHT OF APPROXIMATELY 50% OF THE FUND'S PORTFOLIO. THIS DISCUSSION INCLUDES AN ANALYSIS OF THE ACTIVITIES OF BOTH THE PRIOR ADVISOR AND THE NEW SUB-ADVISORS.

Q.    How did the Fund perform relative to its benchmarks?

A. The Old Mutual Select Growth Fund delivered strong relative performance for the fiscal year ended March 31, 2006. The Fund's Class Z shares returned 23.46%, outpacing the 14.40% return posted by its benchmark, the Russell 3000(R) Growth Index, as well as the 20.40% return of its peer group, the Lipper Multi-Cap Growth Funds Average. Performance for all share classes can be found on page 79.

Q.    What investment environment did the Fund face during the fiscal year?

A. Although volatile markets and conflicting fears made for a rough ride during the fiscal year, stocks showed great resilience in climbing the proverbial wall of worry. While monetary tightening, rising energy prices, the flattening yield curve, and inflationary pressures fueled considerable crosscurrents, particularly in the devastating wake of the Gulf Coast hurricanes, economic growth and earnings growth remained robust, easing a transition from consumer spending to capital investment as the primary growth driver.

Q.    How did portfolio composition affect Fund performance?

A. The Old Mutual Select Growth benefited during the first half of the fiscal year from a relative overweight to the technology sector. This outsized position helped amplify the sector's overall contribution to relative performance, which likely came as a surprise to some market observers given the sector's recent struggles.

      Technology sector returns were led by holdings Apple Computer, Google and Yahoo! (no longer a Fund holding). Apple Computer continued its impressive run, as the iPod remained a gift of choice for the holiday season, while Google and Yahoo! continued to pressure traditional business models, thus expanding their respective shares of advertising and shopping revenue. In contrast, technology sector holdings that detracted from returns were Dell (no longer a Fund holding) and security software provider Symantec (no longer a Fund holding). Both positions were ultimately removed due to uncertain earnings guidance and lack of positive business catalysts.

      Detracting modestly from Fund performance during the period was a lack of exposure to the energy and utility sectors. Though traditionally not considered growth sectors, both areas saw strong upward momentum due to intense pressure on energy prices over the fiscal-year period.

      With the addition of new sub-advisors CastleArk and Turner on January 1, 2006, the Fund continued to deliver relative outperformance. For CastleArk, sector selection was the dominant force in producing first quarter returns. Positive contributors to performance included appropriate overweights in consumer discretionary, financials and energy, which posed the greatest challenge due to significant appreciation in the Fund's energy positions. Having taken significant profits during the quarter, the Fund then reinvested in a number of energy stocks when the sector encountered a sizable correction. Sector underweights included consumer staples and technology, however

                                                              Select Growth Fund

--------------------------------------------------------------------------------

MANAGEMENT OVERVIEW
Sub-Advisors: CastleArk Management, LLC and Turner Investment Partners, Inc.

      an underweight of industrials proved detrimental, although strong stock selection helped to offset the lack of exposure. Meanwhile, stock selection was a slight negative contributor, with positive contributions from Hologic, Gamestop, Valero Energy, and Qualcomm, whereas detractors included Apple Computer, eBay, Autodesk, and Southwestern Energy.

      For Turner, the Fund benefited from financial sector overweights in the investment banking & brokerage and asset management segments, favoring such companies as Merrill Lynch, Charles Schwab and T. Rowe Price Group (no longer a Fund holding). Banks, however, remain underweighted due to yield curve concerns. Within the technology sector, the Fund is overweight semiconductor manufacturers such as Advanced Micro Devices, Broadcom (no longer a Fund holding) and Marvell Technology Group, while also favoring telecommunications equipment maker Qualcomm. Elsewhere, managed healthcare holding WellPoint remains attractive as do major biotechnology companies.

Q.    What is the investment outlook for the large cap growth market?

A. Looking ahead, both of the Fund's sub-advisors remain positive in their outlook. CastleArk believes the global economy continues to show signs of better-than-expected strength, thus providing a firm underpinning for revenue growth, earnings growth and returns on invested capital. At the same time, Turner also believes that earnings may continue to exceed expectations, and that the conclusion of monetary tightening should be beneficial to the equity markets.

THE OLD MUTUAL SELECT GROWTH FUND WAS PREVIOUSLY KNOWN AS THE PBHG SELECT GROWTH FUND. CLASS Z SHARES WERE PREVIOUSLY DESIGNATED AS PBHG SHARES.

--------------------------------------------------------------------------------
TOP TEN COMMON STOCK HOLDINGS AS OF MARCH 31, 2006 (UNAUDITED)
--------------------------------------------------------------------------------

PepsiCo                                                                    3.1%
--------------------------------------------------------------------------------
Chicago Mercantile
Exchange Holdings                                                          2.7%
--------------------------------------------------------------------------------
National Oilwell Varco                                                     2.7%
--------------------------------------------------------------------------------
Qualcomm                                                                   2.6%
--------------------------------------------------------------------------------
Google, Cl A                                                               2.5%
--------------------------------------------------------------------------------
Apple Computer                                                             2.5%
--------------------------------------------------------------------------------
General Electric                                                           2.5%
--------------------------------------------------------------------------------
eBay                                                                       2.5%
--------------------------------------------------------------------------------
NII Holdings                                                               2.0%
--------------------------------------------------------------------------------
Nabors Industries                                                          2.0%
--------------------------------------------------------------------------------
As a % of Total Fund Investments in Common Stock                          25.1%
--------------------------------------------------------------------------------

Select Growth Fund

PERFORMANCE AND PORTFOLIO SUMMARY

Average Annual Total Return as of March 31, 2006
--------------------------------------------------------------------------------

                                                      One     Annualized   Annualized   Annualized   Annualized
                                        Inception     Year      3 Year       5 Year       10 Year    Inception
                                          Date       Return     Return       Return       Return      to Date
---------------------------------------------------------------------------------------------------------------
Class Z                                  04/05/95    23.46%     16.17%      (1.51)%        5.53%       10.62%
Class A with load                        09/30/03    16.08%       n/a          n/a          n/a         7.09%
Class A without load                     09/30/03    23.15%       n/a          n/a          n/a         9.66%
Class C with load                        09/30/03    21.19%       n/a          n/a          n/a         8.83%
Class C without load                     09/30/03    22.19%       n/a          n/a          n/a         8.83%
Russell 3000(R) Growth Index             04/05/95    14.40%     15.78%        2.21%        6.35%        8.17%
Lipper Multi-Cap Growth Funds Average    03/31/95    20.40%     20.40%        3.74%        7.84%       10.27%
---------------------------------------------------------------------------------------------------------------

Past performance is not a guarantee of future results. Information about these performance results and the comparative indexes can be found on pages 1-4.

Prior to January 1, 2006, the Fund was managed by an investment manager different than the Fund's current sub-advisors and the Fund's performance prior to January 1, 2006 may not be indicative of how it will perform in the future.

Value of a $10,000 Investment
--------------------------------------------------------------------------------

[LINE CHART OMITTED, PLOT POINTS FOLLOWS]

                 OLD MUTUAL SELECT            RUSSELL 3000 (R)                 LIPPER MULTI-CAP
                GROWTH FUND - CLASS Z         GROWTH INDEX                 GROWTH FUNDS AVERAGE
                   -------------             -----------                ----------------------
 4/5/1995                $10,000                 $10,000                               $10,000
3/31/1996                $17,690                 $12,918                               $13,410
3/31/1997                $16,461                 $14,857                               $14,220
3/31/1998                $24,987                 $22,083                               $21,099
3/31/1999                $26,829                 $27,459                               $26,619
3/31/2000                $91,437                 $37,281                               $43,883
3/31/2001                $32,706                 $21,430                               $25,878
3/31/2002                $27,981                 $21,116                               $24,636
3/31/2003                $19,331                 $15,398                               $18,107
3/31/2004                $25,729                 $20,656                               $25,550
3/31/2005                $24,548                 $20,892                               $26,336
3/31/2006                $30,306                 $23,901                               $31,723



Past performance is not a guarantee of future results. The graph above compares an investment made in the Fund's Class Z shares on the inception date of April 5, 1995 to an investment made in an unmanaged securities index on that date and a mutual fund average composite. Performance for the Fund's other share classes will vary due to differences in charges and expenses. The Fund's performance in this chart and the performance table assumes reinvestment of dividends and capital gain distributions but does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. The chart assumes $10,000 invested in the Lipper Multi-Cap Growth Funds Average on March 31, 1995.

Sector Weightings as of March 31, 2006 -- % of Total Fund Investments
(Unaudited)
--------------------------------------------------------------------------------

                                   [PIE CHART]

Basic Materials                                                             (1%)
Transportation                                                              (1%)
Techonology                                                                (25%)
Services                                                                    (2%)
Industrial                                                                  (9%)
Health Care                                                                (16%)
Financial                                                                  (13%)
Energy                                                                     (14%)
Consumer Non-Cyclical                                                       (7%)
Consumer Cyclical                                                          (11%)
Cash                                                                        (1%)

--------------------------------------------------------------------------------

STATEMENT OF NET ASSETS
AS OF MARCH 31, 2006

--------------------------------------------------------------------------------
                                                                      Market
Description                                               Shares    Value (000)
--------------------------------------------------------------------------------
Common Stock -- 99.4%
Basic Materials -- 0.9%
Chemicals-Diversified -- 0.9%
Dow Chemical                                               33,000   $     1,340
                                                                    ------------
                                                                          1,340
                                                                    ------------
Total Basic Materials (Cost $1,438)                                       1,340
--------------------------------------------------------------------------------
Consumer Cyclical -- 11.2%
Apparel Manufacturers -- 1.6%
Coach*                                                     68,330         2,363
                                                                    ------------
                                                                          2,363
--------------------------------------------------------------------------------
Audio/Video Products -- 0.9%
Harman International                                       11,700         1,300
                                                                    ------------
                                                                          1,300
--------------------------------------------------------------------------------
Auto-Cars/Light Trucks -- 1.2%
Toyota Motor ADR                                           16,940         1,845
                                                                    ------------
                                                                          1,845
--------------------------------------------------------------------------------
Casino Services -- 0.7%
Scientific Games, Cl A*                                    31,430         1,104
                                                                    ------------
                                                                          1,104
--------------------------------------------------------------------------------
Hotels & Motels -- 2.4%
Marriott International, Cl A                               30,700         2,106
Starwood Hotels & Resorts Worldwide                        22,895         1,551
                                                                    ------------
                                                                          3,657
--------------------------------------------------------------------------------
Retail-Apparel/Shoe -- 0.4%
Chico's FAS*                                               13,800           561
                                                                    ------------
                                                                            561
--------------------------------------------------------------------------------
Retail-Computer Equipment -- 0.4%
GameStop, Cl A*                                            14,300           674
                                                                    ------------
                                                                            674
--------------------------------------------------------------------------------
Retail-Office Supplies -- 1.5%
Staples                                                    86,270         2,201
                                                                    ------------
                                                                          2,201
--------------------------------------------------------------------------------
Retail-Pet Food & Supplies -- 0.4%
Petsmart                                                   24,100           678
                                                                    ------------
                                                                            678
--------------------------------------------------------------------------------
Retail-Restaurants -- 0.8%
Starbucks*                                                 30,300         1,140
                                                                    ------------
                                                                          1,140
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                                                      Market
Description                                               Shares    Value (000)
--------------------------------------------------------------------------------
Retail-Sporting Goods -- 0.9%
Dick's Sporting Goods*                                     34,400   $     1,365
                                                                    ------------
                                                                          1,365
                                                                    ------------
Total Consumer Cyclical (Cost $15,421)                                   16,888
--------------------------------------------------------------------------------
Consumer Non-Cyclical -- 6.7%
Agricultural Operations -- 1.3%
Archer-Daniels-Midland                                     59,360         1,998
                                                                    ------------
                                                                          1,998
--------------------------------------------------------------------------------
Beverages-Non-Alcoholic -- 3.1%
PepsiCo                                                    79,960         4,621
                                                                    ------------
                                                                          4,621
--------------------------------------------------------------------------------
Food-Confectionery -- 1.1%
WM Wrigley Jr.                                             25,600         1,638
                                                                    ------------
                                                                          1,638
--------------------------------------------------------------------------------
Food-Retail -- 1.2%
Whole Foods Market                                         28,390         1,886
                                                                    ------------
                                                                          1,886
                                                                    ------------
Total Consumer Non-Cyclical (Cost $9,761)                                10,143
--------------------------------------------------------------------------------
Energy -- 13.7%
Coal -- 1.8%
Peabody Energy                                             53,460         2,695
                                                                    ------------
                                                                          2,695
--------------------------------------------------------------------------------
Oil & Gas Drilling -- 2.3%
Nabors Industries*                                         42,800         3,064
Rowan                                                       9,400           413
                                                                    ------------
                                                                          3,477
--------------------------------------------------------------------------------
Oil Companies-Exploration & Production -- 2.9%
Southwestern Energy*                                       59,700         1,922
XTO Energy                                                 55,290         2,409
                                                                    ------------
                                                                          4,331
--------------------------------------------------------------------------------
Oil Companies-Integrated -- 1.2%
Exxon Mobil                                                31,200         1,899
                                                                    ------------
                                                                          1,899
--------------------------------------------------------------------------------
Oil Field Machinery & Equipment -- 2.7%
National Oilwell Varco*                                    62,680         4,019
                                                                    ------------
                                                                          4,019
--------------------------------------------------------------------------------
Oil Refining & Marketing -- 1.9%
Valero Energy                                              47,500         2,839
                                                                    ------------
                                                                          2,839
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                                                       Market
Description                                                Shares    Value (000)
--------------------------------------------------------------------------------
Oil-Field Services -- 0.9%
BJ Services                                                38,100   $     1,318
                                                                    ------------
                                                                          1,318
                                                                    ------------
Total Energy (Cost $20,890)                                              20,578
--------------------------------------------------------------------------------
Financial -- 13.4%
Commercial Banks Non-US -- 1.6%
Mitsubishi Tokyo Financial Group ADR                      155,020         2,358
                                                                    ------------
                                                                          2,358
--------------------------------------------------------------------------------
Finance-Investment Banker/Broker -- 3.8%
Charles Schwab                                            161,120         2,773
Merrill Lynch                                              37,360         2,942
                                                                    ------------
                                                                          5,715
--------------------------------------------------------------------------------
Finance-Other Services -- 2.7%
Chicago Mercantile Exchange Holdings                        9,120         4,081
                                                                    ------------
                                                                          4,081
--------------------------------------------------------------------------------
Multi-Line Insurance -- 3.4%
ACE                                                        40,100         2,086
American International Group                               45,940         3,036
                                                                    ------------
                                                                          5,122
--------------------------------------------------------------------------------
Reinsurance -- 0.7%
PartnerRe                                                  17,000         1,056
                                                                    ------------
                                                                          1,056
--------------------------------------------------------------------------------
Super-Regional Banks-US -- 1.2%
Bank of America                                            39,700         1,808
                                                                    ------------
                                                                          1,808
                                                                    ------------
Total Financial (Cost $18,581)                                           20,140
--------------------------------------------------------------------------------
Health Care -- 15.7%
Drug Delivery Systems -- 1.3%
Hospira*                                                   50,400         1,989
                                                                    ------------
                                                                          1,989
--------------------------------------------------------------------------------
Medical Instruments -- 1.8%
Intuitive Surgical*                                        23,270         2,746
                                                                    ------------
                                                                          2,746
--------------------------------------------------------------------------------
Medical Products -- 0.6%
Varian Medical Systems*                                    17,100           960
                                                                    ------------
                                                                            960
--------------------------------------------------------------------------------
Medical-Biomedical/Genetic -- 2.1%
Biogen Idec*                                               27,600         1,300
Genentech*                                                 22,550         1,906
                                                                    ------------
                                                                          3,206
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                                                       Market
Description                                                Shares   Value (000)
--------------------------------------------------------------------------------
Medical-Drugs -- 3.1%
Cephalon*                                                  19,700   $     1,187
Sepracor*                                                  13,300           649
Wyeth                                                      56,300         2,732
                                                                    ------------
                                                                          4,568
--------------------------------------------------------------------------------
Medical-HMO -- 1.6%
WellPoint*                                                 30,845         2,388
                                                                    ------------
                                                                          2,388
--------------------------------------------------------------------------------
Pharmacy Services -- 2.1%
Express Scripts*                                           26,070         2,291
Omnicare                                                   15,000           825
                                                                    ------------
                                                                          3,116
--------------------------------------------------------------------------------
Physical Therapy/Rehabilitation Centers -- 0.6%
Psychiatric Solutions*                                     26,700           885
                                                                    ------------
                                                                            885
--------------------------------------------------------------------------------
Therapeutics -- 1.8%
Gilead Sciences*                                           43,670         2,717
                                                                    ------------
                                                                          2,717
--------------------------------------------------------------------------------
X-Ray Equipment -- 0.7%
Hologic*                                                   19,200         1,063
                                                                    ------------
                                                                          1,063
                                                                    ------------
Total Health Care (Cost $22,328)                                         23,638
--------------------------------------------------------------------------------
Industrial -- 8.9%
Building Products-Cement/Aggregate -- 1.6%
Cemex ADR                                                  37,200         2,428
                                                                    ------------
                                                                          2,428
--------------------------------------------------------------------------------
Diversified Manufacturing Operations -- 3.2%
Danaher                                                    18,000         1,144
General Electric                                          107,070         3,724
                                                                    ------------
                                                                          4,868
--------------------------------------------------------------------------------
Electric Products-Miscellaneous -- 1.6%
Emerson Electric                                           28,000         2,342
                                                                    ------------
                                                                          2,342
--------------------------------------------------------------------------------
Machinery-Construction & Mining -- 1.2%
Joy Global                                                 29,470         1,761
                                                                    ------------
                                                                          1,761
--------------------------------------------------------------------------------
Machinery-Farm -- 1.3%
Deere                                                      24,400         1,929
                                                                    ------------
                                                                          1,929
                                                                    ------------
Total Industrial (Cost $12,416)                                          13,328
--------------------------------------------------------------------------------

OLD MUTUAL SELECT GROWTH FUND -- concluded
--------------------------------------------------------------------------------

STATEMENT OF NET ASSETS
AS OF MARCH 31, 2006

--------------------------------------------------------------------------------
                                                                       Market
Description                                                Shares    Value (000)
--------------------------------------------------------------------------------
Services -- 2.5%
E-Commerce/Services -- 2.5%
eBay*                                                      95,210   $     3,719
                                                                    ------------
                                                                          3,719
                                                                    ------------
Total Services (Cost $3,967)                                              3,719
--------------------------------------------------------------------------------
Technology -- 25.1%
Applications Software -- 1.2%
Salesforce.com*                                            50,490         1,834
                                                                    ------------
                                                                          1,834
--------------------------------------------------------------------------------
Cellular Telecommunications -- 3.7%
America Movil ADR, Cl L                                    74,220         2,543
NII Holdings*                                              52,140         3,074
                                                                    ------------
                                                                          5,617
--------------------------------------------------------------------------------
Computer Aided Design -- 1.1%
Autodesk                                                   41,065         1,582
                                                                    ------------
                                                                          1,582
--------------------------------------------------------------------------------
Computers -- 4.0%
Apple Computer*                                            59,660         3,742
Hewlett-Packard                                            70,900         2,332
                                                                    ------------
                                                                          6,074
--------------------------------------------------------------------------------
Data Processing/Management -- 3.1%
First Data                                                 46,500         2,177
Global Payments                                            45,950         2,436
                                                                    ------------
                                                                          4,613
--------------------------------------------------------------------------------
E-Marketing/Information -- 0.6%
aQuantive*                                                 35,000           824
                                                                    ------------
                                                                            824
--------------------------------------------------------------------------------
Electronic Components-Semiconductors -- 1.1%
Advanced Micro Devices*                                    50,810         1,685
                                                                    ------------
                                                                          1,685
--------------------------------------------------------------------------------
Semiconductor Components-Integrated Circuits -- 1.2%
Marvell Technology Group*                                  34,520         1,868
                                                                    ------------
                                                                          1,868
--------------------------------------------------------------------------------
Semiconductor Equipment -- 1.2%
Applied Materials                                         102,490         1,795
                                                                    ------------
                                                                          1,795
--------------------------------------------------------------------------------
Telecommunications Equipment-Fiber Optics -- 1.6%
Corning*                                                   88,100         2,371
                                                                    ------------
                                                                          2,371
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                                      Shares/Face     Market
Description                                          Amount (000)   Value (000)
--------------------------------------------------------------------------------
Web Portals/ISP -- 2.5%
Google, Cl A*                                               9,600   $     3,744
                                                                    ------------
                                                                          3,744
--------------------------------------------------------------------------------
Wireless Equipment -- 3.8%
Nokia ADR                                                  87,600         1,815
Qualcomm                                                   78,190         3,957
                                                                    ------------
                                                                          5,772
                                                                    ------------
Total Technology (Cost $31,475)                                          37,779
--------------------------------------------------------------------------------
Transportation -- 1.3%
Transportation-Rail -- 1.3%
Norfolk Southern                                           34,900         1,887
                                                                    ------------
                                                                          1,887
                                                                    ------------
Total Transportation (Cost $1,735)                                        1,887
--------------------------------------------------------------------------------
Total Common Stock (Cost $138,012)                                      149,440
--------------------------------------------------------------------------------
Repurchase Agreement -- 1.2%
Morgan Stanley
   4.710%, dated 03/31/06, to be
   repurchased on 04/03/06, repurchase
   price $1,751,659 (collateralized
   by an FHLMC discount note, par
   value $1,875,000, 5.150%,
   02/16/07, total market
   value $1,789,875)(A)                              $      1,751         1,751
                                                                    ------------
Total Repurchase Agreement (Cost $1,751)                                  1,751
--------------------------------------------------------------------------------
Total Investments -- 100.6% (Cost $139,763)                             151,191
--------------------------------------------------------------------------------
Other Assets and Liabilities -- (0.6)%
Payable for Investment Securities Purchased                                (569)
Payable for Fund Shares Redeemed                                           (306)
Payable for Management Fees                                                (182)
Other Assets and Liabilities, Net                                           136
--------------------------------------------------------------------------------
Total Other Assets and Liabilities                                         (921)
--------------------------------------------------------------------------------
Net Assets -- 100.0%                                                $   150,270
================================================================================
Net Assets:

Paid-in-Capital ($0.001 par value)                                  $ 1,278,646
Accumulated net realized loss on investments                         (1,139,804)
Unrealized appreciation on investments                                   11,428
                                                                    ------------
Net Assets                                                          $   150,270
================================================================================

--------------------------------------------------------------------------------
Description                                                            Value
--------------------------------------------------------------------------------
Net Asset Value, Offering and Redemption
   Price Per Share -- Class Z
   ($150,144,895/6,096,298 shares)                                  $     24.63
================================================================================
Net Asset Value and Redemption
   Price Per Share -- Class A
   ($62,966/2,573 shares)                                           $     24.47
================================================================================
Maximum Offering
   Price Per Share -- Class A
   ($24.47/94.25%)                                                  $     25.96
================================================================================
Net Asset Value and Offering
   Price Per Share -- Class C+
   ($61,797/2,573 shares)                                           $     24.01
================================================================================

+ Class C shares have a contingent deferred sales charge. For a description of a possible sales charge, please see the Fund's prospectus.

*     Non-income producing security.

(A) -- Tri-party repurchase agreement

ADR -- American Depositary Receipt

Cl -- Class

FHLMC -- Federal Home Loan Mortgage Corporation

HMO -- Health Maintenance Organization

ISP -- Internet Service Provider

Cost figures are shown with "000's" omitted.

The accompanying notes are an integral part of the financial statements.

OLD MUTUAL SMALL CAP FUND
--------------------------------------------------------------------------------

MANAGEMENT OVERVIEW
Sub-Advisors: Eagle Asset Management, Inc. and Liberty Ridge Capital, Inc.

--------------------------------------------------------------------------------
PERFORMANCE HIGHLIGHTS
--------------------------------------------------------------------------------

o     IT WAS A POSITIVE ENVIRONMENT FOR SMALL-CAP STOCKS DURING THE PERIOD.

o THE FUND'S RELATIVE LACK OF EXPOSURE TO TECHNOLOGY AND GROWTH STOCKS, HOWEVER, DETRACTED FROM RELATIVE PERFORMANCE.

o POSITIVE CONTRIBUTORS INCLUDED SELECT ENERGY, INDUSTRIAL AND SERVICE HOLDINGS FROM LIBERTY RIDGE, WHILE THE ENERGY SECTOR WAS A BRIGHT SPOT FOR EAGLE.

EFFECTIVE JANUARY 1, 2006, AFTER AN EXTENSIVE SEARCH BY THE FUND'S BOARD OF TRUSTEES AND OLD MUTUAL CAPITAL -- WITH THE ASSISTANCE OF AN INDEPENDENT INVESTMENT CONSULTANT RETAINED BY THE BOARD--LIBERTY RIDGE CAPITAL, INC. ("LIBERTY RIDGE") AND EAGLE ASSET MANAGEMENT ("EAGLE") WERE APPOINTED SUB-ADVISORS TO THE OLD MUTUAL SMALL CAP FUND, EACH RESPONSIBLE FOR THE OVERSIGHT OF APPROXIMATELY 50% OF THE FUND'S PORTFOLIO. THIS DISCUSSION INCLUDES AN ANALYSIS OF THE ACTIVITIES OF THE PRIOR ADVISOR AND NEW SUB-ADVISORS.

Q.    How did the Fund perform relative to its benchmarks?

A. For the fiscal year ended March 31, 2006, the Old Mutual Small Cap Fund Class Z shares produced strong absolute performance returning 13.04%, but underperformed the 25.85% return posted by its benchmark, the Russell 2000(R) Index, as well as the 23.41% return for its peer group, the Lipper Small-Cap Core Funds Average. Performance for all share classes can be found on page 86.

Q.    What investment environment did the Fund face during the fiscal year?

A. Although interest rate, economic growth and inflation pressures periodically tested the resolve of investors during the fiscal year, the environment for small cap stocks remained generally favorable. The restoration of monetary policy neutrality was accomplished with the overall cost of borrowing still at historically low levels. Higher energy costs were absorbed by the economy with only a modest impact on the inflation rate and longer-term interest rates. Consumer spending proved resilient, reinforced by generally stable home prices and a solid job market.

      Further solidifying this backdrop was the continued growth in corporate profits, which provided companies with the necessary cash to spruce up balance sheets, boost dividends, repurchase stock, fund expansion, and target acquisitions. These outward signs of corporate health proved positive for small cap stocks, particularly those with leverage to economic expansion.

Q.    How did portfolio composition affect Fund performance?

A. As technology and growth stocks gained traction during the fiscal year, the Fund's under-representation in these areas precluded full participation in their above-average returns. Consumer cyclical stocks, which came under pressure on speculation that rising energy prices would curb consumer spending, also contributed to the Fund's underperformance. Adverse stock selection, uncommonly weak performance and a significant overweighting within the sector accounted for much of the negative effect. Further exacerbating the Fund's lagging performance were underweight positions in the energy and commodity-related sectors, which despite their strong performance for the fiscal year, failed to enhance overall returns.

      During the first half of the fiscal year, the Fund's relative lack of exposure to the pharmaceutical sector detracted from performance. This group consists primarily of early-stage, non-earning biotechnology companies that did not meet the Fund's investment criteria. Other positions that detracted from overall performance included Blockbuster, reinsurer PXRE Group (no longer a Fund holding) and Spanish Broadcasting System, while real estate investment trust MeriStar Hospitality and medical device maker Greatbatch contributed to Fund performance. Positive contributors included select energy, industrial and service holdings, namely W-H Energy Services and General Cable. Whereas many of the Fund's energy holdings seemingly mirror the sector's positive

Small Cap Fund
      fundamentals, financial sector weightings were significantly reduced due to weakness in the banking group, while technology and materials weightings were increased, as current valuations, in our view, do not fully reflect fundamental improvements.

      Effective January 1, 2006, Eagle was added as sub-advisor to the Fund. Eagle's allocation to the energy sector was a bright spot, with strong contributions from equipment and services companies FMC Technologies, Core Laboratories and Dril-Quip. Lagging sectors included industrials and technology, as stock selection led to underperformance in both. Detractors in the industrials sector centered on the machinery segment, while semiconductors and internet software and services disappointed in technology.

Q.    What is the investment outlook for the small cap equity market?

A. As macroeconomic preoccupations such as inflation and changing interest rate policy tend to drive investor sentiment in the short term, Liberty Ridge expects that it will continue to invest in small cap companies demonstrating strong long-term growth prospects, positive near-term business dynamics and attractive valuations.

      At the same time, Eagle believes that any substantial slowing of earnings growth would be positive for stable-growth stocks, which remain undervalued given prolonged underperformance relative to cyclical value stocks. Despite this lag, growing corporate cash flows and cash balances have created a stock market anomaly: stable, cash rich firms are selling at very reasonable cash flow yields. Although market sentiment has yet to embrace this opportunity, Eagle remains confident in the economics of their investment in stable firms.

THE OLD MUTUAL SMALL CAP FUND WAS PREVIOUSLY KNOWN AS THE PBHG SMALL CAP FUND. CLASS Z SHARES WERE PREVIOUSLY DESIGNATED AS PBHG SHARES.

--------------------------------------------------------------------------------
TOP TEN COMMON STOCK HOLDINGS AS OF MARCH 31, 2006 (UNAUDITED)
--------------------------------------------------------------------------------

Affiliated Managers Group                                                  1.7%
--------------------------------------------------------------------------------
Mediacom Communications, Cl A                                              1.5%
--------------------------------------------------------------------------------
Teledyne Technologies                                                      1.4%
--------------------------------------------------------------------------------
NII Holdings                                                               1.4%
--------------------------------------------------------------------------------
Sinclair Broadcast Group, Cl A                                             1.3%
--------------------------------------------------------------------------------
FMC Technologies                                                           1.3%
--------------------------------------------------------------------------------
Vail Resorts                                                               1.2%
--------------------------------------------------------------------------------
Amphenol, Cl A                                                             1.2%
--------------------------------------------------------------------------------
Ball                                                                       1.1%
--------------------------------------------------------------------------------
Stancorp Financial Group                                                   1.0%
--------------------------------------------------------------------------------
As a % of Total Fund Investments in Common Stock                          13.1%
--------------------------------------------------------------------------------

                                                                  Small Cap Fund

--------------------------------------------------------------------------------

PERFORMANCE AND PORTFOLIO SUMMARY

Average Annual Total Return as of March 31, 2006
--------------------------------------------------------------------------------

                                                                       One    Annualized   Annualized   Annualized
                                                         Inception    Year      3 Year       5 Year     Inception
                                                            Date     Return     Return       Return      to Date
------------------------------------------------------------------------------------------------------------------
Class Z                                                   04/30/97   13.04%     23.59%        6.27%       12.91%
Advisor Class                                             12/29/00   12.76%     23.31%        6.03%        4.47%
Class A with load                                         09/30/03    6.27%       n/a          n/a        14.32%
Class A without load                                      09/30/03   12.77%       n/a          n/a        17.05%
Class C with load                                         09/30/03   10.90%       n/a          n/a        16.18%
Class C without load                                      09/30/03   11.90%       n/a          n/a        16.18%
Russell 2000(R) Index                                     04/30/97   25.85%     29.53%       12.59%       10.79%
Lipper Small-Cap Core Funds Average                       04/30/97   23.41%     28.52%       13.33%       12.28%
------------------------------------------------------------------------------------------------------------------

Past performance is not a guarantee of future results. Information about these performance results and the comparative indexes can be found on pages 1-4.

As of January 1, 2006, certain of the Fund's assets began to be managed by a sub-advisor different than the Fund's former advisor, and the Fund's former advisor became a sub-advisor to the Fund. As a result, the Fund's performance prior to January 1, 2006 may not be indicative of how it will perform in the future.

Value of a $10,000 Investment
--------------------------------------------------------------------------------

[LINE CHART OMITTED, PLOT POINTS FOLLOWS]

                         OLD MUTUAL            RUSSELL     LIPPER SMALL-CAP CORE
             SMALL CAP FUND-CLASS Z       2000 (R) INDEX           FUNDS AVERAGE
             ----------------------         ----------      --------------------
4/30/1997                   $10,000            $10,000                   $10,000
3/31/1998                   $16,227            $14,162                   $14,483
3/31/1999                   $12,831            $11,860                   $11,654
3/31/2000                   $21,141            $16,283                   $16,699
3/31/2001                   $21,774            $13,787                   $15,927
3/31/2002                   $24,330            $15,715                   $19,087
3/31/2003                   $15,635            $11,477                   $14,268
3/31/2004                   $23,906            $18,803                   $22,834
3/31/2005                   $26,109            $19,821                   $24,711
3/31/2006                   $29,515            $24,944                   $30,473


Past performance is not a guarantee of future results. The graph above compares an investment made in the Fund's Class Z shares on the inception date of April 30, 1997 to an investment made in an unmanaged securities index and a mutual fund average composite on that date. Performance for the Fund's other share classes will vary due to differences in charges and expenses. The Fund's performance in this chart and the performance table assumes reinvestment of dividends and capital gain distributions but does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares.

Sector Weightings as of March 31, 2006 -- % of Total Fund Investments
(Unaudited)
--------------------------------------------------------------------------------

                                   [PIE CHART]

Basic Materials                                                             (8%)
Cash                                                                        (2%)
Consumer Cyclical                                                          (19%)
Consumer Non-Cyclical                                                       (3%)
Energy                                                                      (6%)
Financial                                                                  (15%)
Health Care                                                                (10%)
Industrial                                                                 (12%)
Services                                                                    (5%)
Technology                                                                 (18%)
Transportation                                                              (1%)
Investment Company                                                          (1%)

STATEMENT OF NET ASSETS
AS OF MARCH 31, 2006

--------------------------------------------------------------------------------
                                                                       Market
Description                                               Shares     Value (000)
--------------------------------------------------------------------------------
Common Stock -- 97.3%
Basic Materials -- 7.9%
Chemicals-Diversified -- 0.6%
Olin                                                      15,115    $       324
                                                                    ------------
                                                                            324
--------------------------------------------------------------------------------
Chemicals-Plastics -- 0.4%
PolyOne*                                                  21,700            202
                                                                    ------------
                                                                            202
--------------------------------------------------------------------------------
Chemicals-Specialty -- 0.9%
Hercules*                                                 10,495            145
MacDermid                                                  8,775            282
                                                                    ------------
                                                                            427
--------------------------------------------------------------------------------
Consumer Products-Miscellaneous -- 0.5%
Scotts Miracle-Gro, Cl A                                   5,915            271
                                                                    ------------
                                                                            271
--------------------------------------------------------------------------------
Containers-Metal/Glass -- 1.0%
Ball                                                      12,025            527
                                                                    ------------
                                                                            527
--------------------------------------------------------------------------------
Diversified Minerals -- 0.3%
AMCOL International                                        4,510            130
                                                                    ------------
                                                                            130
--------------------------------------------------------------------------------
Metal-Diversified -- 0.3%
Hecla Mining*                                             24,500            162
                                                                    ------------
                                                                            162
--------------------------------------------------------------------------------
Metal-Iron -- 0.5%
Cleveland-Cliffs                                           2,765            241
                                                                    ------------
                                                                            241
--------------------------------------------------------------------------------
Paper & Related Products -- 2.7%
Abiti-Consolidated                                        47,000            195
Bowater                                                   11,100            328
Caraustar Industries*                                     37,000            381
Domtar                                                    16,000            114
Neenah Paper                                               9,565            313
                                                                    ------------
                                                                          1,331
--------------------------------------------------------------------------------
Quarrying -- 0.2%
Birch Mountain Resources*                                 11,860             88
                                                                    ------------
                                                                             88
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                                                       Market
Description                                               Shares     Value (000)
--------------------------------------------------------------------------------
Steel-Producers -- 0.5%
Carpenter Technology                                       2,815    $       266
                                                                    ------------
                                                                            266
                                                                    ------------
Total Basic Materials (Cost $3,638)                                       3,969
--------------------------------------------------------------------------------
Consumer Cyclical -- 18.6%
Audio/Video Products -- 1.4%
Dolby Laboratories, Cl A*                                 11,155            233
Harman International                                       3,995            444
                                                                    ------------
                                                                            677
--------------------------------------------------------------------------------
Broadcast Services/Programming -- 0.8%
Nexstar Broadcasting Group, Cl A*                         74,200            386
                                                                    ------------
                                                                            386
--------------------------------------------------------------------------------
Cable TV -- 2.4%
Mediacom Communications, Cl A*                           132,710            763
Rodgers Communications, Cl B                              11,140            425
                                                                    ------------
                                                                          1,188
--------------------------------------------------------------------------------
Commercial Services-Finance -- 1.3%
Interactive Data                                           9,740            229
Jackson Hewitt Tax Service                                13,250            418
                                                                    ------------
                                                                            647
--------------------------------------------------------------------------------
Distribution/Wholesale -- 0.5%
CDW                                                        3,850            227
                                                                    ------------
                                                                            227
--------------------------------------------------------------------------------
Gambling (Non-Hotel) -- 0.2%
Isle of Capri Casinos*                                     2,900             97
                                                                    ------------
                                                                             97
--------------------------------------------------------------------------------
Golf -- 0.3%
Callaway Golf                                              7,320            126
                                                                    ------------
                                                                            126
--------------------------------------------------------------------------------
Home Furnishings -- 0.5%
Tempur-Pedic International*                               17,800            252
                                                                    ------------
                                                                            252
--------------------------------------------------------------------------------
Hotels & Motels -- 0.7%
Jameson Inns*                                            135,000            331
                                                                    ------------
                                                                            331
--------------------------------------------------------------------------------
Multimedia -- 1.4%
Corus Entertainment, Cl B                                  3,815            117
Entravision Communications, Cl A*                         38,015            348
Gemstar-TV Guide International*                           76,100            235
                                                                    ------------
                                                                            700
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

STATEMENT OF NET ASSETS
AS OF MARCH 31, 2006

--------------------------------------------------------------------------------
                                                                       Market
Description                                               Shares     Value (000)
--------------------------------------------------------------------------------
Publishing-Books -- 1.1%
John Wiley & Sons, Cl A                                    7,945    $       301
Scholastic*                                               10,130            271
                                                                    ------------
                                                                            572
--------------------------------------------------------------------------------
Publishing-Newspapers -- 0.3%
Journal Register                                          13,785            168
                                                                    ------------
                                                                            168
--------------------------------------------------------------------------------
Publishing-Periodicals -- 0.6%
Reader's Digest Association                               21,245            313
                                                                    ------------
                                                                            313
--------------------------------------------------------------------------------
Radio -- 1.1%
Radio One, Cl A*                                          21,270            159
Radio One, Cl D*                                          24,780            185
Spanish Broadcasting System, Cl A*                        41,720            231
                                                                    ------------
                                                                            575
--------------------------------------------------------------------------------
Resorts/Theme Parks -- 1.2%
Vail Resorts*                                             15,945            609
                                                                    ------------
                                                                            609
--------------------------------------------------------------------------------
Retail-Auto Parts -- 0.5%
Advance Auto Parts                                         6,410            267
                                                                    ------------
                                                                            267
--------------------------------------------------------------------------------
Retail-Discount -- 0.4%
Tuesday Morning                                            9,275            214
                                                                    ------------
                                                                            214
--------------------------------------------------------------------------------
Retail-Hair Salons -- 0.4%
Regis                                                      5,695            196
                                                                    ------------
                                                                            196
--------------------------------------------------------------------------------
Retail-Jewelry -- 0.5%
Tiffany                                                    6,405            240
                                                                    ------------
                                                                            240
--------------------------------------------------------------------------------
Retail-Restaurants -- 0.6%
Triarc, Cl A                                              15,140            276
                                                                    ------------
                                                                            276
--------------------------------------------------------------------------------
Retail-Video Rental -- 0.9%
Blockbuster, Cl A                                        109,115            433
                                                                    ------------
                                                                            433
--------------------------------------------------------------------------------
Television -- 1.3%
Sinclair Broadcast Group, Cl A                            81,980            668
                                                                    ------------
                                                                            668
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                                                       Market
Description                                               Shares     Value (000)
--------------------------------------------------------------------------------
Travel Services -- 0.2%
Ambassadors Group                                          4,945    $       126
                                                                    ------------
                                                                            126
                                                                    ------------
Total Consumer Cyclical (Cost $9,817)                                     9,288
--------------------------------------------------------------------------------
Consumer Non-Cyclical -- 2.9%
Agricultural Operations -- 1.2%
Delta & Pine Land                                          8,955            270
Tejon Ranch*                                               6,385            312
                                                                    ------------
                                                                            582
--------------------------------------------------------------------------------
Consumer Products-Miscellaneous -- 0.5%
Helen of Troy*                                            12,500            265
                                                                    ------------
                                                                            265
--------------------------------------------------------------------------------
Food-Dairy Products -- 0.7%
Dean Foods*                                                9,455            367
                                                                    ------------
                                                                            367
--------------------------------------------------------------------------------
Food-Wholesale/Distribution -- 0.5%
Nash Finch                                                 8,400            251
                                                                    ------------
                                                                            251
                                                                    ------------
Total Consumer Non-Cyclical (Cost $1,417)                                 1,465
--------------------------------------------------------------------------------
Energy -- 5.7%
Oil Companies-Exploration & Production -- 1.7%
Forest Oil*                                                7,450            277
Mariner Energy Inc*                                        6,027            123
Stone Energy*                                              4,615            204
Whiting Petroleum*                                         5,435            223
                                                                    ------------
                                                                            827
--------------------------------------------------------------------------------
Oil Field Machinery & Equipment -- 2.1%
Dril-Quip*                                                 6,010            426
FMC Technologies*                                         12,460            638
                                                                    ------------
                                                                          1,064
--------------------------------------------------------------------------------
Oil-Field Services -- 1.9%
Core Laboratories*                                         9,550            454
Helix Energy Solutions*                                    7,205            273
W-H Energy Services*                                       5,155            230
                                                                    ------------
                                                                            957
                                                                    ------------
Total Energy (Cost $2,126)                                                2,848
--------------------------------------------------------------------------------
Financial -- 14.9%
Commercial Banks-Western US -- 0.5%
Bank of Hawaii                                             2,330            124
SVB Financial Group*                                       2,800            149
                                                                    ------------
                                                                            273
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                                                       Market
Description                                               Shares     Value (000)
--------------------------------------------------------------------------------
Finance-Consumer Loans -- 1.0%
First Marblehead                                           9,525    $       412
Portfolio Recovery Associates*                             2,070             97
                                                                    ------------
                                                                            509
--------------------------------------------------------------------------------
Finance-Investment Banker/Broker -- 0.2%
Lazard, Cl A                                               2,195             97
                                                                    ------------
                                                                             97
--------------------------------------------------------------------------------
Finance-Other Services -- 1.0%
Asset Acceptance Capital*                                  8,415            164
Intercontinental Exchange*                                 1,775            122
MarketAxess Holdings*                                     16,770            202
                                                                    ------------
                                                                            488
--------------------------------------------------------------------------------
Financial Guarantee Insurance -- 1.0%
AMBAC Financial Group                                      3,385            269
Primus Guaranty*                                          20,760            232
                                                                    ------------
                                                                            501
--------------------------------------------------------------------------------
Insurance Brokers -- 0.5%
Brown & Brown                                              4,085            136
USI Holdings*                                              6,705            108
                                                                    ------------
                                                                            244
--------------------------------------------------------------------------------
Investment Management/Advisory Services -- 2.2%
Affiliated Managers Group*                                 7,720            823
Blackrock, Cl A                                            2,175            305
                                                                    ------------
                                                                          1,128
--------------------------------------------------------------------------------
Life/Health Insurance -- 1.4%
KMG America*                                              19,825            169
Stancorp Financial Group                                   9,550            517
                                                                    ------------
                                                                            686
--------------------------------------------------------------------------------
Property/Casualty Insurance -- 2.0%
Arch Capital Group*                                        8,625            498
CNA Surety*                                               13,740            230
EMC Insurance Group                                          580             16
Philadelphia Consolidated Holding*                         4,205            144
RLI                                                        2,340            134
                                                                    ------------
                                                                          1,022
--------------------------------------------------------------------------------
Real Estate Management/Services -- 0.3%
Trammell Crow*                                             3,750            134
                                                                    ------------
                                                                            134
--------------------------------------------------------------------------------
Reinsurance -- 1.3%
Aspen Insurance Holdings                                  14,750            364
Endurance Specialty Holdings                               9,050            294
                                                                    ------------
                                                                            658
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                                                       Market
Description                                               Shares     Value (000)
--------------------------------------------------------------------------------
REITs-Hotels -- 2.1%
Ashford Hospitality Trust                                 27,740    $       344
DiamondRock Hospitality                                   18,375            254
MeriStar Hospitality*                                     42,300            439
                                                                    ------------
                                                                          1,037
--------------------------------------------------------------------------------
REITs-Mortgage -- 0.5%
HomeBanc                                                  28,195            248
                                                                    ------------
                                                                            248
--------------------------------------------------------------------------------
REITs-Office Property -- 0.6%
American Financial Realty Trust                           24,150            281
                                                                    ------------
                                                                            281
--------------------------------------------------------------------------------
S&L/Thrifts-Eastern US -- 0.3%
NewAlliance Bancshares                                    10,480            151
                                                                    ------------
                                                                            151
                                                                    ------------
Total Financial (Cost $6,058)                                             7,457
--------------------------------------------------------------------------------
Health Care -- 9.8%
Diagnostic Equipment -- 0.3%
Cytyc*                                                     4,345            122
                                                                    ------------
                                                                            122
--------------------------------------------------------------------------------
Diagnostic Kits -- 1.1%
Dade Behring Holdings                                      5,775            206
Meridian Bioscience                                       12,590            340
                                                                    ------------
                                                                            546
--------------------------------------------------------------------------------
Disposable Medical Products -- 0.9%
C.R. Bard                                                  6,965            472
                                                                    ------------
                                                                            472
--------------------------------------------------------------------------------
Drug Delivery Systems -- 0.3%
Alkermes*                                                  2,025             45
Conor Medsystems*                                          3,490            102
                                                                    ------------
                                                                            147
--------------------------------------------------------------------------------
Hospital Beds/Equipment -- 0.4%
Kinetic Concepts*                                          4,700            194
                                                                    ------------
                                                                            194
--------------------------------------------------------------------------------
Medical Instruments -- 1.7%
Cambridge Heart*                                          98,300            278
DJ Orthopedics*                                            1,895             76
Edwards Lifesciences*                                      8,695            378
Thoratec*                                                  6,685            129
                                                                    ------------
                                                                            861
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

STATEMENT OF NET ASSETS
AS OF MARCH 31, 2006

--------------------------------------------------------------------------------
                                                                       Market
Description                                               Shares     Value (000)
--------------------------------------------------------------------------------
Medical Products -- 0.6%
American Medical Systems Holdings*                        13,420    $       302
                                                                    ------------
                                                                            302
--------------------------------------------------------------------------------
Medical-Biomedical/Genetic -- 2.0%
Applera Corp - Celera Genomics Group*                     23,705            277
Barrier Therapeutics*                                     32,400            314
Digene*                                                    3,640            142
Enzon Pharmaceuticals*                                    17,420            141
Qiagen*                                                    9,785            146
                                                                    ------------
                                                                          1,020
--------------------------------------------------------------------------------
Medical-Drugs -- 0.7%
Angiotech Pharmaceuticals*                                21,515            319
New River Pharmaceuticals*                                 1,515             50
                                                                    ------------
                                                                            369
--------------------------------------------------------------------------------
Medical-Generic Drugs -- 0.7%
Perrigo                                                   21,580            352
                                                                    ------------
                                                                            352
--------------------------------------------------------------------------------
Medical-Outpatient/Home Medical -- 0.9%
Lincare Holdings*                                         11,550            450
                                                                    ------------
                                                                            450
--------------------------------------------------------------------------------
Therapeutics -- 0.2%
Neurocrine Biosciences*                                    1,245             80
                                                                    ------------
                                                                             80
                                                                    ------------
Total Health Care (Cost $4,835)                                           4,915
--------------------------------------------------------------------------------
Industrial -- 12.3%
Aerospace/Defense -- 1.9%
Armor Holdings*                                            4,550            265
Teledyne Technologies*                                    18,940            675
                                                                    ------------
                                                                            940
--------------------------------------------------------------------------------
Aerospace/Defense-Equipment -- 1.0%
Alliant Techsystems*                                       4,565            352
BE Aerospace*                                              6,355            160
                                                                    ------------
                                                                            512
--------------------------------------------------------------------------------
Batteries/Battery Systems -- 0.3%
Greatbatch*                                                6,885            151
                                                                    ------------
                                                                            151
--------------------------------------------------------------------------------
Building & Construction Products-Miscellaneous -- 0.4%
Insituform Technologies, Cl A*                             6,865            183
                                                                    ------------
                                                                            183
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                                                       Market
Description                                               Shares     Value (000)
--------------------------------------------------------------------------------
Building-Heavy Construction -- 0.2%
Washington Group International                             1,625    $        93
                                                                    ------------
                                                                             93
--------------------------------------------------------------------------------
Building-Mobil Home/Manufactured Housing --0.2%
Williams Scotsman International*                           5,200            130
                                                                    ------------
                                                                            130
--------------------------------------------------------------------------------
Data Processing/Management -- 0.4%
Schawk                                                     7,185            187
                                                                    ------------
                                                                            187
--------------------------------------------------------------------------------
Diversified Manufacturing Operations -- 1.0%
Actuant                                                    2,220            136
ESCO Technologies*                                         7,270            368
                                                                    ------------
                                                                            504
--------------------------------------------------------------------------------
Electric Products-Miscellaneous -- 0.2%
Ametek                                                     2,830            127
                                                                    ------------
                                                                            127
--------------------------------------------------------------------------------
Electronic Connectors -- 1.2%
Amphenol, Cl A                                            11,220            585
                                                                    ------------
                                                                            585
--------------------------------------------------------------------------------
Electronic Measuring Instruments -- 0.3%
Flir Systems*                                              4,660            132
                                                                    ------------
                                                                            132
--------------------------------------------------------------------------------
Electronics-Military -- 0.5%
EDO                                                        7,525            232
                                                                    ------------
                                                                            232
--------------------------------------------------------------------------------
Engineering/R&D Services -- 0.5%
Shaw Group*                                                7,600            231
                                                                    ------------
                                                                            231
--------------------------------------------------------------------------------
Identification Systems/Development -- 0.2%
Symbol Technologies                                        9,450            100
                                                                    ------------
                                                                            100
--------------------------------------------------------------------------------
Industrial Automation/Robotics -- 0.5%
Cognex                                                     9,225            273
                                                                    ------------
                                                                            273
--------------------------------------------------------------------------------
Machinery-General Industry -- 0.3%
Wabtec                                                     4,180            136
                                                                    ------------
                                                                            136
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                                                       Market
Description                                               Shares     Value (000)
--------------------------------------------------------------------------------
Non-Hazardous Waste Disposal -- 1.4%
Waste Connections*                                        10,100    $       402
WCA Waste*                                                43,790            305
                                                                    ------------
                                                                            707
--------------------------------------------------------------------------------
Transport-Equipment & Leasing -- 1.3%
GATX                                                      10,200            421
Greenbrier                                                 6,300            253
                                                                    ------------
                                                                            674
--------------------------------------------------------------------------------
Wire & Cable Products -- 0.5%
General Cable*                                             8,195            249
                                                                    ------------
                                                                            249
                                                                    ------------
Total Industrial (Cost $4,864)                                            6,146
--------------------------------------------------------------------------------
Services -- 5.2%
Commercial Services-Finance -- 1.0%
Euronet Worldwide*                                           265             10
Wright Express*                                           16,470            462
                                                                    ------------
                                                                            472
--------------------------------------------------------------------------------
Computer Services -- 1.4%
Ceridian*                                                  9,510            242
Perot Systems, Cl A*                                      28,555            444
                                                                    ------------
                                                                            686
--------------------------------------------------------------------------------
Consulting Services -- 0.3%
CRA International*                                         3,180            157
                                                                    ------------
                                                                            157
--------------------------------------------------------------------------------
Direct Marketing -- 0.8%
Catalina Marketing                                         5,300            122
Harte-Hanks                                               10,570            289
                                                                    ------------
                                                                            411
--------------------------------------------------------------------------------
Human Resources -- 0.3%
Medical Staffing Network Holdings*                        32,450            169
                                                                    ------------
                                                                            169
--------------------------------------------------------------------------------
Schools-Day Care -- 0.2%
Bright Horizons Family Solutions*                          2,855            111
                                                                    ------------
                                                                            111
--------------------------------------------------------------------------------
Telecommunication Services -- 0.5%
NeuStar, Cl A*                                             8,340            259
                                                                    ------------
                                                                            259
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                                                       Market
Description                                               Shares     Value (000)
--------------------------------------------------------------------------------
Telephone-Integrated -- 0.7%
Valor Communications Group                                24,585    $       323
                                                                    ------------
                                                                            323
                                                                    ------------
Total Services (Cost $2,490)                                              2,588
--------------------------------------------------------------------------------
Technology -- 18.4%
Applications Software -- 0.4%
Progress Software*                                         6,940            202
                                                                    ------------
                                                                            202
--------------------------------------------------------------------------------
B2B/E-Commerce -- 0.5%
i2 Technologies*                                          15,400            265
                                                                    ------------
                                                                            265
--------------------------------------------------------------------------------
Cellular Telecommunications -- 1.4%
NII Holdings*                                             11,400            672
                                                                    ------------
                                                                            672
--------------------------------------------------------------------------------
Circuit Boards -- 0.6%
Park Electrochemical                                       9,800            289
                                                                    ------------
                                                                            289
--------------------------------------------------------------------------------
Computer Aided Design -- 1.3%
Ansys*                                                     6,915            375
Parametric Technology Corporation*                        17,772            290
                                                                    ------------
                                                                            665
--------------------------------------------------------------------------------
Computer Software -- 0.8%
Blackbaud                                                 18,600            394
                                                                    ------------
                                                                            394
--------------------------------------------------------------------------------
Computers-Integrated Systems -- 1.4%
Intergraph*                                                3,270            136
Kronos*                                                    3,515            131
Micros Systems*                                            3,165            146
Netscout Systems*                                         32,400            295
                                                                    ------------
                                                                            708
--------------------------------------------------------------------------------
Computers-Memory Devices -- 0.3%
Maxtor*                                                   14,780            141
                                                                    ------------
                                                                            141
--------------------------------------------------------------------------------
Data Processing/Management -- 1.5%
Dun & Bradstreet*                                          4,880            374
Filenet*                                                   4,325            117
MoneyGram International                                    9,065            279
                                                                    ------------
                                                                            770
--------------------------------------------------------------------------------

OLD MUTUAL SMALL CAP FUND -- concluded
--------------------------------------------------------------------------------

STATEMENT OF NET ASSETS
AS OF MARCH 31, 2006

--------------------------------------------------------------------------------
                                                                       Market
Description                                               Shares     Value (000)
--------------------------------------------------------------------------------
E-Services/Consulting -- 1.3%
Keynote Systems*                                          25,050    $       287
Websense*                                                  7,875            217
WebSideStory*                                              9,100            156
                                                                    ------------
                                                                            660
--------------------------------------------------------------------------------
Electronic Components-Miscellaneous -- 0.8%
Daktronics                                                 3,835            140
International DisplayWorks*                               41,300            271
                                                                    ------------
                                                                            411
--------------------------------------------------------------------------------
Electronic Components-Semiconductors -- 0.3%
MIPS Technologies*                                        22,700            169
                                                                    ------------
                                                                            169
--------------------------------------------------------------------------------
Electronic Design Automation -- 0.3%
Synplicity*                                               24,300            157
                                                                    ------------
                                                                            157
--------------------------------------------------------------------------------
Electronic Measuring Instruments -- 0.6%
Orbotech*                                                 11,235            277
                                                                    ------------
                                                                            277
--------------------------------------------------------------------------------
Enterprise Software/Services -- 0.6%
Informatica*                                               3,175             49
Lawson Software*                                          35,000            269
                                                                    ------------
                                                                            318
--------------------------------------------------------------------------------
Internet Application Software -- 0.3%
WebEx Communications*                                      4,600            155
                                                                    ------------
                                                                            155
--------------------------------------------------------------------------------
Internet Infrastructure Equipment -- 0.5%
Avocent*                                                   7,080            225
                                                                    ------------
                                                                            225
--------------------------------------------------------------------------------
Internet Security -- 0.7%
Ipass*                                                    28,300            226
RSA Security*                                              6,900            124
                                                                    ------------
                                                                            350
--------------------------------------------------------------------------------
Networking Products -- 1.3%
Adaptec*                                                  14,900             83
Foundry Networks*                                         12,245            222
Netgear*                                                  18,100            344
                                                                    ------------
                                                                            649
--------------------------------------------------------------------------------
Satellite Telecom -- 0.2%
Loral Space & Communications*                              3,200             92
                                                                    ------------
                                                                             92
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                                      Shares/Face      Market
Description                                          Amount (000)    Value (000)
--------------------------------------------------------------------------------
Semiconductor Equipment -- 1.9%
Cabot Microelectronics*                                    6,600    $       245
Credence Systems*                                         19,200            141
Entegris*                                                 20,865            222
Mattson Technology*                                       13,180            158
Varian Semiconductor Equipment Associates*                 6,287            176
                                                                    ------------
                                                                            942
--------------------------------------------------------------------------------
Software Tools -- 0.3%
Borland Software*                                         29,250            158
                                                                    ------------
                                                                            158
--------------------------------------------------------------------------------
Telecommunications Services -- 1.1%
Iowa Telecommunications Services                          14,900            284
Time Warner Telecom, Cl A*                                13,770            247
                                                                    ------------
                                                                            531
                                                                    ------------
Total Technology (Cost $8,256)                                            9,200
--------------------------------------------------------------------------------
Transportation -- 1.6%
Transport-Truck -- 1.6%
Forward Air                                               12,430            464
JB Hunt Transport Services                                16,435            354
                                                                    ------------
                                                                            818
                                                                    ------------
Total Transportation (Cost $816)                                            818
--------------------------------------------------------------------------------
Total Common Stock (Cost $44,317)                                        48,694
--------------------------------------------------------------------------------
Investment Company -- 0.5%
Index Fund-Small Cap -- 0.5%
iShares Russell 2000 Index Fund*                           3,000            228
                                                                    ------------
                                                                            228
                                                                    ------------
Total Investment Company (Cost $201)                                        228
--------------------------------------------------------------------------------
Repurchase Agreement -- 2.0%
Deutsche Bank
  4.650%, dated 03/31/06, to be
  repurchased on 04/03/06, repurchase price
  $1,009,008 (collateralized by an FHLB mortgage
  obligation, par value $1,055,000, 5.800%,
  01/27/20, total market value $1,030,272)(A)         $    1,009          1,009
                                                                    ------------
Total Repurchase Agreement (Cost $1,009)                                  1,009
--------------------------------------------------------------------------------
Total Investments -- 99.8% (Cost $45,527)                                49,931
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Description                                                          Value (000)
--------------------------------------------------------------------------------
Other Assets and Liabilities -- 0.2%
Payable for Investment Securities Purchased                         $      (590)
Payable for Management Fees                                                 (53)
Payable for Fund Shares Redeemed                                            (29)
Other Assets and Liabilities, Net                                           792
--------------------------------------------------------------------------------
Total Other Assets and Liabilities                                          120
--------------------------------------------------------------------------------
Net Assets -- 100.0%                                                $    50,051
================================================================================
Net Assets:
Paid-in-Capital ($0.001 par value)                                  $    54,914
Accumulated net realized loss on investments                             (9,267)
Unrealized appreciation on investments                                    4,404
                                                                    ------------
Net Assets                                                          $    50,051
================================================================================
Net Asset Value, Offering and Redemption Price Per
  Share -- Class Z ($49,868,101/1,990,831 shares)                   $     25.05
================================================================================
Net Asset Value, Offering and Redemption Price Per
  Share -- Advisor Class ($5,639/228 shares)                        $     24.75
================================================================================
Net Asset Value and Redemption Price Per Share --
  Class A ($97,608/3,921 shares)                                    $     24.90
================================================================================
Maximum Offering Price Per Share -- Class A
  ($24.90/94.25%)                                                   $     26.42
================================================================================
Net Asset Value and Offering Price Per Share --
  Class C+ ($79,199/3,241 shares)                                   $     24.44
================================================================================

+     Class C shares have a contingent deferred sales charge.

      For a description of a possible sales charge, please see the Fund's prospectus.

*     Non-income producing security.

(A) -- Tri-party repurchase agreement

B2B -- Business to Business

Cl -- Class

FHLB -- Federal Home Loan Bank

R&D -- Research & Development

REITs -- Real Estate Investment Trusts

S&L -- Savings & Loan

Cost figures are shown with "000's" omitted.

The accompanying notes are an integral part of the financial statements.

OLD MUTUAL STRATEGIC SMALL COMPANY FUND
--------------------------------------------------------------------------------

MANAGEMENT OVERVIEW

Sub-Advisors: Copper Rock Capital Partners, LLC; Eagle Asset Management, Inc; and Liberty Ridge Capital, Inc.

--------------------------------------------------------------------------------
PERFORMANCE HIGHLIGHTS
--------------------------------------------------------------------------------

o FOR THE FISCAL YEAR ENDED MARCH 31, 2006, THE OLD MUTUAL STRATEGIC SMALL COMPANY FUND CLASS Z SHARES POSTED STRONG ABSOLUTE PERFORMANCE RETURNING 20.46% WHILE UNDERPERFORMING THE 25.85% RETURN POSTED BY ITS BENCHMARK, THE RUSSELL 2000(R) INDEX.

o GROWTH OUTPERFORMED VALUE DURING THE PERIOD AND THE FUND'S MORE DIVERSIFIED APPROACH PREVENTED IT FROM FULLY PARTICIPATING IN THE GROWTH-STOCK RALLY.

o POSITIVE CONTRIBUTORS INCLUDED AN OVERWEIGHT POSITION IN TECHNOLOGY AND SELECT FINANCIAL SERVICES HOLDINGS VIA COPPER ROCK, ENERGY, INDUSTRIAL AND SERVICE HOLDINGS FROM LIBERTY RIDGE, AND ENERGY SECTOR NAMES FROM EAGLE.

o CONSUMER CYCLICAL STOCKS, WHICH CAME UNDER PRESSURE ON SPECULATION THAT RISING ENERGY PRICES WOULD CURB CONSUMER SPENDING, CONTRIBUTED TO THE FUND'S RELATIVE UNDERPERFORMANCE.

EFFECTIVE JANUARY 1, 2006, AFTER AN EXTENSIVE SEARCH BY THE FUND'S BOARD OF TRUSTEES AND OLD MUTUAL CAPITAL -- WITH THE ASSISTANCE OF AN INDEPENDENT INVESTMENT CONSULTANT RETAINED BY THE BOARD -- COPPER ROCK CAPITAL PARTNERS, LLC ("COPPER ROCK"); EAGLE ASSET MANAGEMENT, INC. ("EAGLE") AND LIBERTY RIDGE CAPITAL, INC. ("LIBERTY RIDGE") WERE APPOINTED SUB-ADVISORS TO THE OLD MUTUAL STRATEGIC SMALL COMPANY FUND, EACH RESPONSIBLE FOR THE OVERSIGHT OF THEIR RESPECTIVE PORTION OF THE FUND. THIS DISCUSSION INCLUDES AN ANALYSIS OF THE ACTIVITIES OF BOTH THE PRIOR ADVISOR AND THE NEW SUB-ADVISORS.

Q.    How did the Fund perform relative to its benchmarks?

A. For the fiscal year ended March 31, 2006, the Old Mutual Strategic Small Company Fund Class Z shares posted strong absolute performance returning 20.46%. The Fund, however, underperformed the 25.85% return posted by its benchmark, the Russell 2000(R) Index, as well as the 26.11% return for its peer group, the Lipper Small-Cap Growth Funds Average. Performance for all share classes can be found on page 96.

Q.    What investment environment did the Fund face during the fiscal year?

A. Although interest rate, economic growth and inflation pressures periodically tested the resolve of investors during the fiscal year, the environment for small cap stocks remained generally favorable. The restoration of monetary policy neutrality was accomplished with the overall cost of borrowing still at historically low levels. Higher energy costs were absorbed by the economy with only a modest impact on the inflation rate and longer-term interest rates. Consumer spending proved resilient, reinforced by generally stable home prices and a solid job market.

      Further solidifying this backdrop was the continued growth in corporate profits, which provided companies with the necessary cash to spruce up balance sheets, boost dividends, repurchase stock, fund expansion, and target acquisitions. These outward signs of corporate health proved positive for small cap stocks, particularly those with leverage to economic expansion.

Q.    How did portfolio composition affect Fund performance?

A. The Old Mutual Strategic Small Company Fund invests in growth, value and core small-capitalization holdings. Growth outperformed value during the period and the Fund's more diversified approach prevented it from fully participating in the growth-stock rally.

      During the first half of the fiscal year, health care demonstrated considerable strength, representing the Fund's largest sector weighting. Strong stock selection in the group, including Hologic, Intuitive Surgical and United Therapeutics, contributed to returns. However, the Fund's relative lack of exposure to the pharmaceutical segment detracted from performance. This group consists primarily of early-stage, non-earning biotechnology companies that did not meet the Fund's investment criteria. Consumer cyclical stocks, which came under pressure on speculation that rising energy prices would curb consumer spending, contributed to the Fund's relative underperformance. Adverse stock selection, uncommonly weak performance and a significant overweighting within the sector accounted for much of the negative effect. Within consumer cyclicals, Blockbuster and Spanish Broadcasting System detracted from overall performance, while real estate investment trust MeriStar Hospitality and business service provider Asset Acceptance Capital bolstered returns. As energy and materials sector stocks appreciated measurably during the early part of the fiscal year, the Fund's under-representation in these areas precluded full participation in their above-average returns.

Strategic Small Company Fund

      Copper Rock and Eagle became sub-advisors to the Fund on January 1, 2006. For Copper Rock, an overweight position in the technology sector had the largest positive impact on relative performance, with individual contributions coming from computer server and storage systems company Rackable Systems and e-business firm Website Pros. Financial services holdings such as internet-based trading platform Intercontinental Exchange also performed well, even as the sector lagged the overall index. Elsewhere, holdings in producer durables and autos and transportation lagged their respective benchmark sectors, while an underweight in materials and processing proved detrimental.

      For Eagle, the energy sector was a bright spot, with strong contributions from equipment and services companies FMC Technologies, Core Laboratories and Dril-Quip. Lagging sectors included industrials and technology, as stock selection led to underperformance in both. Detractors in the industrials sector centered on the machinery segment, while semiconductors and internet software and services disappointed in technology.

      For Liberty Ridge, media holdings such as Sinclair Broadcasting Group and Radio One detracted from performance, as did reinsurer PXRE Group (no longer a Fund holding), which was subsequently removed. Positive contributors included select energy, industrial and service holdings, namely W-H Energy Services and General Cable. Whereas many of the Fund's energy holdings seemingly mirrored the sector's positive fundamentals, financial sector weightings were significantly reduced due to weakness in the banking group, while technology and materials weightings were increased.

Q.    What is the investment outlook for the small cap equity market?

A. Looking ahead, each of the Fund's sub-advisors is cautiously optimistic about the outlook for small-cap securities. Copper Rock believes the market is positioned to continue to present opportunities for strong performance from small-cap growth stocks. Since macroeconomic preoccupations such as inflation and changing interest rate policy tend to drive investor sentiment in the short term, Liberty Ridge expects that it will continue to invest in small cap companies demonstrating strong long-term growth prospects, positive near-term business dynamics and attractive valuations.

      At the same time, Eagle believes that any substantial slowing of earnings growth would be positive for stable-growth stocks, which remain undervalued given prolonged underperformance relative to cyclical value stocks. Despite this lag, growing corporate cash flows and cash balances have created a stock market anomaly: stable, cash rich firms are selling at very reasonable cash flow yields.

THE OLD MUTUAL STRATEGIC SMALL COMPANY FUND WAS PREVIOUSLY KNOWN AS THE PBHG STRATEGIC SMALL COMPANY FUND. CLASS Z SHARES WERE PREVIOUSLY DESIGNATED AS PBHG SHARES.

--------------------------------------------------------------------------------
TOP TEN COMMON STOCK HOLDINGS AS OF MARCH 31, 2006 (UNAUDITED)
--------------------------------------------------------------------------------
Affiliated Managers Group                                                  2.2%
-------------------------------------------------------------------------------
ESCO Technologies                                                          2.0%
-------------------------------------------------------------------------------
Mobile Mini                                                                1.3%
-------------------------------------------------------------------------------
LCA-Vision                                                                 1.3%
-------------------------------------------------------------------------------
Hibbett Sporting Goods                                                     1.2%
-------------------------------------------------------------------------------
Adams Respiratory Therapeutics                                             1.2%
-------------------------------------------------------------------------------
Neoware Systems                                                            1.1%
-------------------------------------------------------------------------------
BE Aerospace                                                               1.1%
-------------------------------------------------------------------------------
Covance                                                                    1.1%
-------------------------------------------------------------------------------
Rackable Systems                                                           1.0%
-------------------------------------------------------------------------------
As a % of Total Fund Investments in Common Stock                          13.5%
-------------------------------------------------------------------------------

                                                    Strategic Small Company Fund

--------------------------------------------------------------------------------

PERFORMANCE AND PORTFOLIO SUMMARY

Average Annual Total Return as of March 31, 2006
--------------------------------------------------------------------------------

                                                     One     Annualized   Annualized   Annualized
                                        Inception    Year      3 Year       5 Year     Inception
                                           Date     Return     Return       Return      to Date
-------------------------------------------------------------------------------------------------
Class Z                                 12/31/96    20.46%     25.97%       7.61%        10.38%
Advisor Class                           08/30/02    20.24%     25.68%        n/a         17.93%
Class A with load                       07/31/03    13.21%       n/a         n/a         13.19%
Class A without load                    07/31/03    20.12%       n/a         n/a         15.75%
Class C with load                       07/31/03    18.26%       n/a         n/a         14.89%
Class C without load                    07/31/03    19.26%       n/a         n/a         14.89%
Russell 2000(R) Index                   12/31/96    25.85%     29.53%      12.59%         9.79%
Lipper Small-Cap Growth Funds Average   12/31/96    26.11%     25.87%       8.23%         8.73%
-------------------------------------------------------------------------------------------------

Past performance is not a guarantee of future results. Information about these performance results and the comparative indexes can be found on pages 1-4.

As of January 1, 2006, certain of the Fund's assets began to be managed by sub-advisors different than the Fund's former advisor, and the Fund's former advisor became a sub-advisor to the Fund. As a result, the Fund's performance prior to January 1, 2006 may not be indicative of how it will perform in the future.

Value of a $10,000 Investment
--------------------------------------------------------------------------------

[LINE CHART OMITTED, PLOT POINTS FOLLOWS]

               OLD MUTUAL STRATEGIC            RUSSELL   LIPPER SMALL-CAP GROWTH
         SMALL COMPANY FUND-CLASS Z     2000 (R) INDEX             FUNDS AVERAGE
         --------------------------         ----------   -----------------------
12/31/1996                  $10,000            $10,000                   $10,000
 3/31/1997                  $ 8,860            $ 9,483                   $ 9,045
 3/31/1998                  $13,870            $13,467                   $13,340
 3/31/1999                  $11,856            $11,278                   $12,535
 3/31/2000                  $23,682            $15,484                   $23,892
 3/31/2001                  $17,279            $13,110                   $15,702
 3/31/2002                  $19,124            $14,943                   $16,917
 3/31/2003                  $12,473            $10,914                   $11,816
 3/31/2004                  $19,567            $17,881                   $18,545
 3/31/2005                  $20,697            $18,848                   $18,771
 3/31/2006                  $24,931            $23,720                   $23,703


Past performance is not a guarantee of future results. The graph above compares an investment made in the Fund's Class Z shares on the inception date of December 31, 1996 to an investment made in an unmanaged securities index and a mutual fund average composite on that date. Performance for the Fund's other share classes will vary due to differences in charges and expenses. The Fund's performance in this chart and the performance table assumes reinvestment of dividends and capital gain distributions but does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares.

Sector Weightings as of March 31, 2006 -- % of Total Fund Investments
(Unaudited)
--------------------------------------------------------------------------------

Basic Materials                                                             (5%)
Consumer Cyclical                                                          (17%)
Consumer Non-Cyclical                                                       (2%)
Energy                                                                      (6%)
Financial                                                                  (12%)
Health Care                                                                (16%)
Industrial                                                                 (10%)
Services                                                                   (10%)
Technology                                                                 (21%)
Transportation                                                              (1%)

SCHEDULE OF INVESTMENTS
AS OF MARCH 31, 2006

--------------------------------------------------------------------------------
                                                                       Market
Description                                                Shares   Value (000)
--------------------------------------------------------------------------------
Common Stock -- 97.3%
Basic Materials -- 4.9%
Building Products-Cement/Aggregate -- 0.5%
US Concrete*                                               15,850   $       229
                                                                    ------------
                                                                            229
--------------------------------------------------------------------------------
Chemicals-Diversified -- 0.3%
Olin                                                        7,280           156
                                                                    ------------
                                                                            156
--------------------------------------------------------------------------------
Chemicals-Plastics -- 0.2%
PolyOne*                                                   11,600           108
                                                                    ------------
                                                                            108
--------------------------------------------------------------------------------
Chemicals-Specialty -- 0.4%
Hercules*                                                   5,352            74
MacDermid                                                   4,105           132
                                                                    ------------
                                                                            206
--------------------------------------------------------------------------------
Consumer Products-Miscellaneous -- 0.3%
Scotts Miracle-Gro, Cl A                                    2,765           126
                                                                    ------------
                                                                            126
--------------------------------------------------------------------------------
Containers-Metal/Glass -- 0.5%
Ball                                                        5,625           247
                                                                    ------------
                                                                            247
--------------------------------------------------------------------------------
Diversified Minerals -- 0.1%
AMCOL International                                         2,110            61
                                                                    ------------
                                                                             61
--------------------------------------------------------------------------------
Metal Processors & Fabricators -- 0.5%
Ladish*                                                     8,900           258
                                                                    ------------
                                                                            258
--------------------------------------------------------------------------------
Metal-Diversified -- 0.2%
Hecla Mining*                                              12,400            82
                                                                    ------------
                                                                             82
--------------------------------------------------------------------------------
Metal-Iron -- 0.2%
Cleveland-Cliffs                                            1,295           113
                                                                    ------------
                                                                            113
--------------------------------------------------------------------------------
Paper & Related Products -- 1.4%
Abiti-Consolidated                                         24,000           100
Bowater                                                     5,600           166
Caraustar Industries*                                      18,800           193
Domtar                                                      8,200            58
Neenah Paper                                                4,889           160
                                                                    ------------
                                                                            677
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                                                       Market
Description                                                Shares   Value (000)
--------------------------------------------------------------------------------
Quarrying -- 0.1%
Birch Mountain Resources*                                   5,550   $        41
                                                                    ------------
                                                                             41
--------------------------------------------------------------------------------
Steel-Producers -- 0.2%
Carpenter Technology                                        1,310           124
                                                                    ------------
                                                                            124
                                                                    ------------
Total Basic Materials (Cost $2,235)                                       2,428
--------------------------------------------------------------------------------
Consumer Cyclical -- 16.8%
Audio/Video Products -- 0.6%
Dolby Laboratories, Cl A*                                   5,220           109
Harman International                                        1,870           208
                                                                    ------------
                                                                            317
--------------------------------------------------------------------------------
Broadcast Services/Programming -- 0.4%
Nexstar Broadcasting Group, Cl A*                          38,073           198
                                                                    ------------
                                                                            198
--------------------------------------------------------------------------------
Cable TV -- 1.2%
Mediacom Communications, Cl A*                             67,552           388
Rodgers Communications, Cl B                                5,215           199
                                                                    ------------
                                                                            587
--------------------------------------------------------------------------------
Casino Hotels -- 0.9%
Station Casinos                                             5,440           432
                                                                    ------------
                                                                            432
--------------------------------------------------------------------------------
Commercial Services-Finance -- 0.6%
Interactive Data                                            4,555           107
Jackson Hewitt Tax Service                                  6,200           196
                                                                    ------------
                                                                            303
--------------------------------------------------------------------------------
Consumer Products-Miscellaneous -- 0.6%
Central Garden and Pet*                                     5,960           317
                                                                    ------------
                                                                            317
--------------------------------------------------------------------------------
Distribution/Wholesale -- 0.2%
CDW                                                         1,800           106
                                                                    ------------
                                                                            106
--------------------------------------------------------------------------------
Gambling (Non-Hotel) -- 0.6%
Isle of Capri Casinos*                                      1,900            63
Pinnacle Entertainment*                                     8,115           229
                                                                    ------------
                                                                            292
--------------------------------------------------------------------------------
Golf -- 0.1%
Callaway Golf                                               3,425            59
                                                                    ------------
                                                                             59
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

SCHEDULE OF INVESTMENTS
AS OF MARCH 31, 2006
--------------------------------------------------------------------------------
                                                                      Market
Description                                                Shares   Value (000)
--------------------------------------------------------------------------------
Home Furnishings -- 0.2%
Tempur-Pedic International*                                 8,800   $       124
                                                                    ------------
                                                                            124
--------------------------------------------------------------------------------
Hotels & Motels -- 0.3%
Jameson Inns*                                              68,944           169
                                                                    ------------
                                                                            169
--------------------------------------------------------------------------------
Intimate Apparel -- 0.3%
Tefron*                                                    12,100           136
                                                                    ------------
                                                                            136
--------------------------------------------------------------------------------
Multimedia -- 0.7%
Corus Entertainment, Cl B                                   1,785            55
Entravision Communications, Cl A*                          18,257           167
Gemstar-TV Guide International*                            38,600           119
                                                                    ------------
                                                                            341
--------------------------------------------------------------------------------
Publishing-Books -- 0.6%
John Wiley & Sons, Cl A                                     3,715           141
Scholastic*                                                 5,137           137
                                                                    ------------
                                                                            278
--------------------------------------------------------------------------------
Publishing-Newspapers -- 0.2%
Journal Register                                            6,966            85
                                                                    ------------
                                                                             85
--------------------------------------------------------------------------------
Publishing-Periodicals -- 0.3%
Reader's Digest Association                                10,775           159
                                                                    ------------
                                                                            159
--------------------------------------------------------------------------------
Radio -- 0.6%
Radio One, Cl A*                                           10,951            82
Radio One, Cl D*                                           12,422            93
Spanish Broadcasting System, Cl A*                         21,384           118
                                                                    ------------
                                                                            293
--------------------------------------------------------------------------------
Resorts/Theme Parks -- 0.6%
Vail Resorts*                                               7,465           285
                                                                    ------------
                                                                            285
--------------------------------------------------------------------------------
Retail-Apparel/Shoe -- 0.8%
Aeropostale*                                                5,220           157
JOS A Bank Clothiers*                                       4,828           232
                                                                    ------------
                                                                            389
--------------------------------------------------------------------------------
Retail-Auto Parts -- 0.3%
Advance Auto Parts                                          3,000           125
                                                                    ------------
                                                                            125
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                                                      Market
Description                                                Shares   Value (000)
--------------------------------------------------------------------------------
Retail-Discount -- 0.7%
Citi Trends*                                                6,470        $  257
Tuesday Morning                                             4,340           100
                                                                    ------------
                                                                            357
--------------------------------------------------------------------------------
Retail-Hair Salons -- 0.2%
Regis                                                       2,665            92
                                                                    ------------
                                                                             92
--------------------------------------------------------------------------------
Retail-Jewelry -- 0.2%
Tiffany                                                     2,995           112
                                                                    ------------
                                                                            112
--------------------------------------------------------------------------------
Retail-Restaurants -- 1.4%
Cheesecake Factory*                                         6,675           250
Texas Roadhouse, Cl A*                                     19,810           339
Triarc, Cl A                                                7,085           129
                                                                    ------------
                                                                            718
--------------------------------------------------------------------------------
Retail-Sporting Goods -- 1.7%
Golf Galaxy*                                               11,596           253
Hibbett Sporting Goods*                                    17,549           579
                                                                    ------------
                                                                            832
--------------------------------------------------------------------------------
Retail-Video Rental -- 0.4%
Blockbuster, Cl A                                          55,451           220
                                                                    ------------
                                                                            220
--------------------------------------------------------------------------------
Storage/Warehousing -- 1.3%
Mobile Mini*                                               20,748           642
                                                                    ------------
                                                                            642
--------------------------------------------------------------------------------
Television -- 0.7%
Sinclair Broadcast Group, Cl A                             41,416           338
                                                                    ------------
                                                                            338
--------------------------------------------------------------------------------
Travel Services -- 0.1%
Ambassadors Group                                           2,320            59
                                                                    ------------
                                                                             59
                                                                    ------------
Total Consumer Cyclical (Cost $8,201)                                     8,365
--------------------------------------------------------------------------------
Consumer Non-Cyclical -- 1.5%

Agricultural Operations -- 0.6%

Delta & Pine Land                                           4,510           136
Tejon Ranch*                                                3,157           154
                                                                    ------------
                                                                            290
--------------------------------------------------------------------------------
Consumer Products-Miscellaneous -- 0.3%
Helen of Troy*                                              6,380           135
                                                                    ------------
                                                                            135
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                                                       Market
Description                                                Shares   Value (000)
--------------------------------------------------------------------------------
Food-Dairy Products -- 0.3%
Dean Foods*                                                 4,425   $       172
                                                                    ------------
                                                                            172
--------------------------------------------------------------------------------
Food-Wholesale/Distribution -- 0.3%
Nash Finch                                                  4,300           129
                                                                    ------------
                                                                            129
                                                                    ------------
Total Consumer Non-Cyclical (Cost $697)                                     726
--------------------------------------------------------------------------------
Energy -- 5.7%
Oil & Gas Drilling -- 0.2%
Pioneer Drilling*                                           7,880           130
                                                                    ------------
                                                                            130
--------------------------------------------------------------------------------
Oil Companies-Exploration & Production -- 1.7%
Cabot Oil & Gas                                             4,085           196
Encore Acquisition*                                         7,940           246
Forest Oil*                                                 3,485           130
Mariner Energy Inc*                                         2,820            58
Stone Energy*                                               2,322           102
Whiting Petroleum*                                          2,540           104
                                                                    ------------
                                                                            836
--------------------------------------------------------------------------------
Oil Field Machinery & Equipment -- 1.0%
Dril-Quip*                                                  2,810           199
FMC Technologies*                                           5,835           299
                                                                    ------------
                                                                            498
--------------------------------------------------------------------------------
Oil-Field Services -- 2.8%
Core Laboratories*                                          4,615           219
Helix Energy Solutions*                                     3,564           135
Tidewater                                                   3,705           205
Trico Marine Services*                                     14,585           471
W-H Energy Services*                                        7,848           349
                                                                    ------------
                                                                          1,379
                                                                    ------------
Total Energy (Cost $2,338)                                                2,843
--------------------------------------------------------------------------------
Financial -- 12.0%

Commercial Banks-Eastern US -- 0.9%
Signature Bank*                                            14,111           460
                                                                    ------------
                                                                            460
--------------------------------------------------------------------------------
Commercial Banks-Western US -- 0.8%
Bank of Hawaii                                              1,090            58
Community Bancorp*                                          7,790           241
SVB Financial Group*                                        1,534            82
                                                                    ------------
                                                                            381
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                                                       Market
Description                                                Shares   Value (000)
--------------------------------------------------------------------------------
Finance-Consumer Loans -- 0.5%
First Marblehead                                            4,825   $       209
Portfolio Recovery Associates*                              1,079            50
                                                                    ------------
                                                                            259
--------------------------------------------------------------------------------
Finance-Investment Banker/Broker -- 0.1%
Lazard, Cl A                                                  990            44
                                                                    ------------
                                                                             44
--------------------------------------------------------------------------------
Finance-Other Services -- 1.3%
Asset Acceptance Capital*                                   4,297            84
GFI Group*                                                  3,391           176
Intercontinental Exchange*                                  4,130           285
MarketAxess Holdings*                                       8,458           102
                                                                    ------------
                                                                            647
--------------------------------------------------------------------------------
Financial Guarantee Insurance -- 0.5%
AMBAC Financial Group                                       1,580           126
Primus Guaranty*                                            9,710           108
                                                                    ------------
                                                                            234
--------------------------------------------------------------------------------
Insurance Brokers -- 0.2%
Brown & Brown                                               1,905            63
USI Holdings*                                               3,293            53
                                                                    ------------
                                                                            116
--------------------------------------------------------------------------------
Internet Financial Services -- 0.7%
Online Resources*                                          25,647           333
                                                                    ------------
                                                                            333
--------------------------------------------------------------------------------
Investment Management/Advisory Services -- 2.8%
Affiliated Managers Group*                                  9,870         1,052
Blackrock, Cl A                                             1,015           142
National Financial Partners                                 3,695           209
                                                                    ------------
                                                                          1,403
--------------------------------------------------------------------------------
Life/Health Insurance -- 0.6%
KMG America*                                                9,525            81
Stancorp Financial Group                                    4,470           242
                                                                    ------------
                                                                            323
--------------------------------------------------------------------------------
Property/Casualty Insurance -- 0.9%
Arch Capital Group*                                         4,040           233
CNA Surety*                                                 6,430           108
Philadelphia Consolidated Holding*                          1,965            67
RLI                                                         1,095            63
                                                                    ------------
                                                                            471
--------------------------------------------------------------------------------
Real Estate Management/Services -- 0.1%
Trammell Crow*                                              1,891            68
                                                                    ------------
                                                                             68
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

SCHEDULE OF INVESTMENTS
AS OF MARCH 31, 2006

--------------------------------------------------------------------------------
                                                                       Market
Description                                                Shares   Value (000)
--------------------------------------------------------------------------------
Reinsurance -- 0.7%
Aspen Insurance Holdings                                    7,536   $       186
Endurance Specialty Holdings                                4,642           151
                                                                    ------------
                                                                            337
--------------------------------------------------------------------------------
REITs-Hotels -- 1.1%
Ashford Hospitality Trust                                  13,753           170
DiamondRock Hospitality                                     9,645           133
MeriStar Hospitality*                                      21,550           224
                                                                    ------------
                                                                            527
--------------------------------------------------------------------------------
REITs-Mortgage -- 0.3%
HomeBanc                                                   14,331           126
                                                                    ------------
                                                                            126
--------------------------------------------------------------------------------
REITs-Office Property -- 0.3%
American Financial Realty Trust                            11,865           138
                                                                    ------------
                                                                            138
--------------------------------------------------------------------------------
S&L/Thrifts-Eastern US -- 0.2%
NewAlliance Bancshares                                      5,376            78
                                                                    ------------
                                                                             78
                                                                    ------------
Total Financial (Cost $4,940)                                             5,945
--------------------------------------------------------------------------------
Health Care -- 15.9%

Diagnostic Equipment -- 0.1%
Cytyc*                                                      2,030            57
                                                                    ------------
                                                                             57
--------------------------------------------------------------------------------
Diagnostic Kits -- 0.5%
Dade Behring Holdings                                       2,705            97
Meridian Bioscience                                         5,895           159
                                                                    ------------
                                                                            256
--------------------------------------------------------------------------------
Disposable Medical Products -- 0.5%
C.R. Bard                                                   3,260           221
                                                                    ------------
                                                                            221
--------------------------------------------------------------------------------
Drug Delivery Systems -- 0.7%
Alkermes*                                                  13,370           295
Conor Medsystems*                                           1,810            53
                                                                    ------------
                                                                            348
--------------------------------------------------------------------------------
Hospital Beds/Equipment -- 0.2%
Kinetic Concepts*                                           2,400            99
                                                                    ------------
                                                                             99
--------------------------------------------------------------------------------
Medical Information Systems -- 0.2%
Phase Forward*                                              7,884            88
                                                                    ------------
                                                                             88
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                                                       Market
Description                                                Shares   Value (000)
--------------------------------------------------------------------------------
Medical Instruments -- 1.5%
Cambridge Heart*                                           49,500   $       140
Conceptus*                                                 26,345           346
DJ Orthopedics*                                               885            35
Edwards Lifesciences*                                       4,070           177
Thoratec*                                                   3,125            60
                                                                    ------------
                                                                            758
--------------------------------------------------------------------------------
Medical Labs & Testing Services -- 1.0%
Covance*                                                    8,675           510
                                                                    ------------
                                                                            510
--------------------------------------------------------------------------------
Medical Laser Systems -- 1.2%
LCA-Vision                                                 12,230           613
                                                                    ------------
                                                                            613
--------------------------------------------------------------------------------
Medical Products -- 0.8%
American Medical Systems Holdings*                         17,455           393
                                                                    ------------
                                                                            393
--------------------------------------------------------------------------------
Medical-Biomedical/Genetic -- 1.8%
Applera Corp - Celera Genomics Group*                      11,865           139
Barrier Therapeutics*                                      16,400           159
Digene*                                                     1,700            66
Enzon Pharmaceuticals*                                      8,498            69
Keryx Biopharmaceuticals*                                  15,465           295
Novavax*                                                   12,035            96
Qiagen*                                                     4,580            68
                                                                    ------------
                                                                            892
--------------------------------------------------------------------------------
Medical-Drugs -- 2.8%
Adams Respiratory Therapeutics*                            14,410           573
Angiotech Pharmaceuticals*                                 10,794           160
New River Pharmaceuticals*                                 13,330           443
Santarus*                                                  30,303           226
                                                                    ------------
                                                                          1,402
--------------------------------------------------------------------------------
Medical-Generic Drugs -- 0.4%
Perrigo                                                    10,979           179
                                                                    ------------
                                                                            179
--------------------------------------------------------------------------------
Medical-HMO -- 0.8%
Sierra Health Services*                                     9,845           401
                                                                    ------------
                                                                            401
--------------------------------------------------------------------------------
Medical-Outpatient/Home Medical -- 1.0%
Lincare Holdings*                                           5,405           211
Radiation Therapy Services*                                10,645           271
                                                                    ------------
                                                                            482
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                                                       Market
Description                                                Shares   Value (000)
--------------------------------------------------------------------------------
Patient Monitoring Equipment -- 0.3%
Somanetics*                                                 7,310   $       161
                                                                    ------------
                                                                            161
--------------------------------------------------------------------------------
Physical Practice Management -- 0.7%
Healthways*                                                 7,035           358
                                                                    ------------
                                                                            358
--------------------------------------------------------------------------------
Physical Therapy/Rehabilitation Centers -- 1.0%
Psychiatric Solutions*                                     14,335           475
                                                                    ------------
                                                                            475
--------------------------------------------------------------------------------
Therapeutics -- 0.4%
Neurocrine Biosciences*                                       580            37
Theravance*                                                 5,735           161
                                                                    ------------
                                                                            198
                                                                    ------------
Total Health Care (Cost $6,824)                                           7,891
--------------------------------------------------------------------------------
Industrial -- 9.6%
Aerospace/Defense -- 0.9%
Armor Holdings*                                             2,363           138
Teledyne Technologies*                                      9,175           326
                                                                    ------------
                                                                            464
--------------------------------------------------------------------------------
Aerospace/Defense-Equipment -- 1.4%
Alliant Techsystems*                                        2,135           165
BE Aerospace*                                              20,361           511
                                                                    ------------
                                                                            676
--------------------------------------------------------------------------------
Batteries/Battery Systems -- 0.2%
Greatbatch*                                                 3,560            78
                                                                    ------------
                                                                             78
--------------------------------------------------------------------------------
Building & Construction Products-Miscellaneous -- 0.2%
Insituform Technologies, Cl A*                              3,476            93
                                                                    ------------
                                                                             93
--------------------------------------------------------------------------------
Building-Heavy Construction -- 0.1%
Washington Group International                                764            44
                                                                    ------------
                                                                             44
--------------------------------------------------------------------------------
Building-Mobil Home/Manufactured Housing -- 0.2%
Williams Scotsman International*                            3,200            80
                                                                    ------------
                                                                             80
--------------------------------------------------------------------------------
Data Processing/Management -- 0.2%
Schawk                                                      3,360            87
                                                                    ------------
                                                                             87
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                                                       Market
Description                                                Shares   Value (000)
--------------------------------------------------------------------------------
Diversified Manufacturing Operations -- 2.1%
Actuant, Cl A                                               1,035   $        64
ESCO Technologies*                                         19,530           989
                                                                    ------------
                                                                          1,053
--------------------------------------------------------------------------------
Electric Products-Miscellaneous -- 0.1%
Ametek                                                      1,320            59
                                                                    ------------
                                                                             59
--------------------------------------------------------------------------------
Electronic Connectors -- 0.5%
Amphenol, Cl A                                              5,250           274
                                                                    ------------
                                                                            274
--------------------------------------------------------------------------------
Electronic Measuring Instruments -- 0.7%
Flir Systems*                                               2,180            62
Itron*                                                      4,945           296
                                                                    ------------
                                                                            358
--------------------------------------------------------------------------------
Electronics-Military -- 0.2%
EDO                                                         3,882           120
                                                                    ------------
                                                                            120
--------------------------------------------------------------------------------
Engineering/R&D Services -- 0.2%
Shaw Group*                                                 3,920           119
                                                                    ------------
                                                                            119
--------------------------------------------------------------------------------
Identification Systems/Development -- 0.1%
Symbol Technologies                                         4,854            51
                                                                    ------------
                                                                             51
--------------------------------------------------------------------------------
Industrial Automation/Robotics -- 0.3%
Cognex                                                      4,315           128
                                                                    ------------
                                                                            128
--------------------------------------------------------------------------------
Machinery-General Industry -- 0.1%
Wabtec                                                      2,160            70
                                                                    ------------
                                                                             70
--------------------------------------------------------------------------------
Non-Hazardous Waste Disposal -- 0.7%
Waste Connections*                                          4,730           188
WCA Waste*                                                 22,136           154
                                                                    ------------
                                                                            342
--------------------------------------------------------------------------------
Transport-Equipment & Leasing -- 0.7%
GATX                                                        5,194           215
Greenbrier                                                  3,200           128
                                                                    ------------
                                                                            343
--------------------------------------------------------------------------------
Transport-Truck -- 0.5%
Knight Transportation                                      11,720           232
                                                                    ------------
                                                                            232
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

SCHEDULE OF INVESTMENTS
AS OF MARCH 31, 2006

--------------------------------------------------------------------------------
                                                                       Market
Description                                                Shares   Value (000)
--------------------------------------------------------------------------------
Wire & Cable Products -- 0.2%
General Cable*                                              4,180   $       127
                                                                    ------------
                                                                            127
                                                                    ------------
Total Industrial (Cost $4,084)                                            4,798
--------------------------------------------------------------------------------
Services -- 9.3%
Commercial Services -- 0.8%
Providence Service*                                        12,652           411
                                                                    ------------
                                                                            411
--------------------------------------------------------------------------------
Commercial Services-Finance -- 0.5%
Euronet Worldwide*                                            175             7
Wright Express*                                             8,072           226
                                                                    ------------
                                                                            233
--------------------------------------------------------------------------------
Computer Services -- 0.7%
Ceridian*                                                   4,450           113
Perot Systems, Cl A*                                       14,075           219
                                                                    ------------
                                                                            332
--------------------------------------------------------------------------------
Consulting Services -- 2.8%
Advisory Board*                                             8,910           497
Corporate Executive Board                                   2,810           284
CRA International*                                          1,485            73
Huron Consulting Group*                                    10,745           325
LECG*                                                      10,356           200
                                                                    ------------
                                                                          1,379
--------------------------------------------------------------------------------
Direct Marketing -- 0.4%
Catalina Marketing                                          2,700            63
Harte-Hanks                                                 4,945           135
                                                                    ------------
                                                                            198
--------------------------------------------------------------------------------
E-Marketing/Information -- 0.4%
24/7 Real Media*                                           16,855           176
                                                                    ------------
                                                                            176
--------------------------------------------------------------------------------
Human Resources -- 1.7%
Kenexa*                                                    11,242           345
Labor Ready*                                               18,120           434
Medical Staffing Network Holdings*                         16,456            86
                                                                    ------------
                                                                            865
--------------------------------------------------------------------------------
Rental Auto/Equipment -- 0.5%
Aaron Rents                                                 8,425           229
                                                                    ------------
                                                                            229
--------------------------------------------------------------------------------
Schools -- 0.9%
ITT Educational Services*                                   6,910           442
                                                                    ------------
                                                                            442
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                                                       Market
Description                                                Shares   Value (000)
--------------------------------------------------------------------------------
Schools-Day Care -- 0.1%
Bright Horizons Family Solutions*                           1,335   $        52
                                                                    ------------
                                                                             52
--------------------------------------------------------------------------------
Telecommunication Services -- 0.2%
NeuStar, Cl A*                                              3,905           121
                                                                    ------------
                                                                            121
--------------------------------------------------------------------------------
Telephone-Integrated -- 0.3%
Valor Communications Group                                 12,519           165
                                                                    ------------
                                                                            165
                                                                    ------------
Total Services (Cost $4,000)                                              4,603
--------------------------------------------------------------------------------
Technology -- 20.8%
Applications Software -- 0.6%
Nuance Communications*                                     16,730           198
Progress Software*                                          3,250            94
                                                                    ------------
                                                                            292
--------------------------------------------------------------------------------
B2B/E-Commerce -- 0.3%
i2 Technologies*                                            8,300           143
                                                                    ------------
                                                                            143
--------------------------------------------------------------------------------
Cellular Telecommunications -- 0.6%
NII Holdings*                                               5,340           315
                                                                    ------------
                                                                            315
--------------------------------------------------------------------------------
Circuit Boards -- 0.3%
Park Electrochemical                                        5,000           147
                                                                    ------------
                                                                            147
--------------------------------------------------------------------------------
Communications Software -- 0.8%
Witness Systems*                                           14,810           376
                                                                    ------------
                                                                            376
--------------------------------------------------------------------------------
Computer Aided Design -- 0.6%
Ansys*                                                      3,225           175
Parametric Technology*                                      8,645           141
                                                                    ------------
                                                                            316
--------------------------------------------------------------------------------
Computer Software -- 0.4%
Blackbaud                                                   8,705           184
                                                                    ------------
                                                                            184
--------------------------------------------------------------------------------
Computers -- 1.0%
Rackable Systems*                                           9,495           502
                                                                    ------------
                                                                            502
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                                                       Market
Description                                                Shares   Value (000)
--------------------------------------------------------------------------------
Computers-Integrated Systems -- 0.7%
Intergraph*                                                 1,530   $        64
Kronos*                                                     1,645            62
Micros Systems*                                             1,480            68
Netscout Systems*                                          16,300           148
                                                                    ------------
                                                                            342
--------------------------------------------------------------------------------
Computers-Memory Devices -- 0.1%
Maxtor*                                                     7,535            72
                                                                    ------------
                                                                             72
--------------------------------------------------------------------------------
Data Processing/Management -- 0.7%
Dun & Bradstreet*                                           2,280           175
Filenet*                                                    2,025            55
MoneyGram International                                     4,279           131
                                                                    ------------
                                                                            361
--------------------------------------------------------------------------------
E-Marketing/Information -- 0.5%
Valueclick*                                                16,090           272
                                                                    ------------
                                                                            272
--------------------------------------------------------------------------------
E-Services/Consulting -- 0.9%
Keynote Systems*                                           12,692           145
Websense*                                                   7,580           209
WebSideStory*                                               4,500            78
                                                                    ------------
                                                                            432
--------------------------------------------------------------------------------
Educational Software -- 0.3%
Blackboard*                                                 5,625           160
                                                                    ------------
                                                                            160
--------------------------------------------------------------------------------
Electronic Components-Miscellaneous -- 0.4%
Daktronics                                                  1,805            66
International DisplayWorks*                                21,100           138
                                                                    ------------
                                                                            204
--------------------------------------------------------------------------------
Electronic Components-Semiconductors -- 2.4%
Advanced Analogic Technologies*                            18,230           208
Diodes*                                                     4,475           186
Microsemi*                                                 13,065           380
MIPS Technologies*                                         11,700            87
Netlogic Microsystems*                                      7,693           317
                                                                    ------------
                                                                          1,178
--------------------------------------------------------------------------------
Electronic Design Automation -- 0.2%
Synplicity*                                                12,300            79
                                                                    ------------
                                                                             79
--------------------------------------------------------------------------------
Electronic Measuring Instruments -- 0.3%
Orbotech*                                                   5,275           130
                                                                    ------------
                                                                            130
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                                                       Market
Description                                                Shares   Value (000)
--------------------------------------------------------------------------------
Enterprise Software/Services -- 2.0%
Concur Technologies*                                        5,375   $       100
Lawson Software*                                           17,300           133
Neoware Systems*                                           17,300           512
Taleo, Cl A*                                               17,578           229
                                                                    ------------
                                                                            974
--------------------------------------------------------------------------------
Internet Application Software -- 1.1%
Stellent*                                                  22,951           272
Vocus*                                                     11,682           174
WebEx Communications*                                       2,300            77
                                                                    ------------
                                                                            523
--------------------------------------------------------------------------------
Internet Connective Services -- 0.3%
Redback Networks*                                           7,272           158
                                                                    ------------
                                                                            158
--------------------------------------------------------------------------------
Internet Infrastructure Equipment -- 0.2%
Avocent*                                                    3,315           105
                                                                    ------------
                                                                            105
--------------------------------------------------------------------------------
Internet Infrastructure Software -- 0.4%
Akamai Technologies*                                        6,615           218
                                                                    ------------
                                                                            218
--------------------------------------------------------------------------------
Internet Security -- 0.7%
Blue Coat Systems*                                          7,900           172
Ipass*                                                     14,000           112
RSA Security*                                               3,500            63
                                                                    ------------
                                                                            347
--------------------------------------------------------------------------------
Networking Products -- 0.6%
Adaptec*                                                    7,388            41
Foundry Networks*                                           5,556           101
Netgear*                                                    9,100           173
                                                                    ------------
                                                                            315
--------------------------------------------------------------------------------
Satellite Telecom -- 0.1%
Loral Space & Communications*                               1,500            43
                                                                    ------------
                                                                             43
--------------------------------------------------------------------------------
Semiconductor Equipment -- 1.4%
Cabot Microelectronics*                                     3,300           123
Credence Systems*                                          11,500            84
Entegris*                                                   9,770           104
Mattson Technology*                                         6,170            74
Varian Semiconductor Equipment Associates*                 11,550           324
                                                                    ------------
                                                                            709
--------------------------------------------------------------------------------

OLD MUTUAL STRATEGIC SMALL COMPANY FUND -- concluded
--------------------------------------------------------------------------------

SCHEDULE OF INVESTMENTS
AS OF MARCH 31, 2006

--------------------------------------------------------------------------------
                                                     Shares/Face      Market
Description                                          Amount (000)   Value (000)
--------------------------------------------------------------------------------
Software Tools -- 0.2%
Borland Software*                                       15,976     $         86
                                                                   -------------
                                                                             86
--------------------------------------------------------------------------------
Telecommunications Services -- 0.5%
Iowa Telecommunications Services                         7,553              144
Time Warner Telecom, Cl A*                               6,465              116
                                                                   -------------
                                                                            260
--------------------------------------------------------------------------------
Web Hosting/Design -- 2.2%
eCollege.com*                                           17,578              331
Equinix*                                                 2,945              189
NIC*                                                    30,840              189
Website Pros*                                           28,126              396
                                                                   -------------
                                                                          1,105
                                                                   -------------
Total Technology (Cost $8,858)                                           10,348
--------------------------------------------------------------------------------
Transportation -- 0.8%
Transport-Truck -- 0.8%
Forward Air                                              5,820              217
JB Hunt Transport Services                               7,695              166
                                                                   -------------
                                                                            383
                                                                   -------------
Total Transportation (Cost $382)                                            383
--------------------------------------------------------------------------------
Total Common Stock (Cost $42,559)                                        48,330
--------------------------------------------------------------------------------
Repurchase Agreement -- 0.1%
Morgan Stanley 4.550%,
   dated 03/31/06, to be
   repurchased on 04/03/06, repurchase
   price $63,997 (collateralized by a U.S.
   Treasury Note, par value $106,047, 3.890%, 02/15/16,
   total market value $65,253)(A)                       $   64               64
                                                                   -------------
Total Repurchase Agreement (Cost $64)                                        64
--------------------------------------------------------------------------------
Total Investments -- 97.4% (Cost $42,623)                                48,394
--------------------------------------------------------------------------------

Percentages are based on net assets of $49,679,422.

* Non-income producing security.

(A) -- Tri-party repurchase agreement

B2B -- Business to Business

Cl -- Class

HMO -- Health Maintenance Organization

R&D -- Research & Development

REITs -- Real Estate Investment Trusts

S&L -- Savings & Loan

Cost figures are shown with "000's" omitted.

The accompanying notes are an integral part of the financial statements.

OLD MUTUAL TS&W SMALL CAP VALUE FUND
--------------------------------------------------------------------------------

MANAGEMENT OVERVIEW
Sub-Advisor: Thompson, Siegel & Walmsley, Inc.

--------------------------------------------------------------------------------
PERFORMANCE HIGHLIGHTS
--------------------------------------------------------------------------------

o ALTHOUGH INTEREST RATE, ECONOMIC GROWTH AND INFLATION PRESSURES PERIODICALLY TESTED INVESTORS' RESOLVE, THE ENVIRONMENT FOR SMALL CAP STOCKS REMAINED GENERALLY FAVORABLE.

o OUTWARD SIGNS OF CORPORATE HEALTH PROVED POSITIVE FOR SMALL CAP STOCKS, PARTICULARLY THOSE WITH LEVERAGE TO ECONOMIC EXPANSION.

o THE FUND BENEFITED FROM AN OVERWEIGHT POSITION AND SECURITY SELECTION WITHIN THE ENERGY SECTOR, WHILE HOLDINGS IN THE CONSUMER STAPLES AND TECHNOLOGY SECTORS DETRACTED FROM RETURNS.

Q.    How did the Fund perform relative to its benchmarks?

A. For the fiscal year ended March 31, 2006, the Old Mutual TS&W Small Cap Value Fund Class Z shares returned 22.69%, underperforming the 23.77% return posted by its benchmark, the Russell 2000(R) Value Index, and the 23.41% return for its peer group, the Lipper Small-Cap Core Funds Average. Performance for all share classes can be found on page 107.

Q.    What investment environment did the Fund face during the fiscal year?

A. Although interest rate, economic growth and inflation pressures periodically tested the resolve of investors during the fiscal year, the environment for small cap stocks remained generally favorable. The restoration of monetary policy neutrality was accomplished with the overall cost of borrowing still at historically low levels. Higher energy costs were absorbed by the economy with only a modest impact on the inflation rate and longer-term interest rates. Consumer spending proved resilient, reinforced by generally stable home prices and a solid job market.

      Further solidifying this backdrop was the continued growth in corporate profits, which provided companies with the necessary cash to spruce up balance sheets, boost dividends, repurchase stock, fund expansion, and target acquisitions. Growth outperformed value and these outward signs of corporate health proved positive for small cap stocks, particularly those with leverage to economic expansion.

Q.    How did portfolio composition affect Fund performance?

A. The Fund's overweight position to the energy sector as well as security selection within the sector contributed significant returns early during the fiscal year. The Fund also benefited from overweight positions and security selection in the health care and materials sectors. Meanwhile, holdings in the consumer staples and consumer discretionary sectors detracted from Fund returns, as did the Fund's underweight position to the financial services sector. Later in the period, relative performance was strongest in the consumer discretionary, financial services and energy sectors, whereas technology and health care were the two most notable sectors detracting from performance.

      Contributors to Fund performance during the period included Giant Industries, a small U.S. oil refining operation; USG (no longer a Fund holding), the largest gypsum wallboard manufacturer in the U.S.; and JOS A Bank Clothiers, a retailer of men's tailored and casual clothing. Giant Industries delivered record profits as tight supply coupled with strong demand led to significant refining margin expansion. USG benefited from very strong wallboard pricing and demand and announced a plan to emerge from bankruptcy that was very beneficial to existing shareholders. JOS A Bank Clothiers benefited from an improved mix of merchandise, in particular, an increased emphasis on higher-end suits and apparel. In addition, the company's direct sourcing initiatives led to gross margin gains.

      Movie Gallery, a home entertainment specialty retailer; Oriental Financial Group (no longer a Fund holding), which provides a complete range of banking solutions primarily in Puerto Rico; and Sanderson Farms (no longer a Fund holding), a fully integrated

                                                       TS&W Small Cap Value Fund

--------------------------------------------------------------------------------

MANAGEMENT OVERVIEW
Sub-Advisor: Thompson, Siegel & Walmsley, Inc.

      poultry processing company, all detracted from Fund performance during the period. Movie Gallery's performance suffered as movie rental demand was much weaker than expected. Oriental Financial Group was negatively affected by weak loan and deposit growth coupled with ongoing net-interest-margin pressure. Sanderson Farms was hurt by Katrina-related disruptions and a weak poultry pricing environment, compounded by concerns over Avian Influenza.

Q.    What is the investment outlook for the small-cap equity market?

A. The Fund's sub-advisor, Thompson, Siegel & Walmsley ("TS&W") believes that economic activity is steady and that GDP should show sustainable growth in 2006 of approximately 3%. While the Federal Reserve does not yet appear at the end of its tightening cycle, TS&W expects inflation rates to be relatively stable even with ongoing strength in commodity prices.

      Despite the strong performance of small cap stocks in recent years and some expansion in valuation multiples, TS&W continues to find an ample number of opportunities that are inexpensive on a cash flow basis, have improving outlooks and offer compelling risk/reward opportunities.

THE OLD MUTUAL TS&W SMALL CAP VALUE FUND WAS PREVIOUSLY KNOWN AS THE TS&W SMALL CAP VALUE FUND. CLASS Z SHARES WERE PREVIOUSLY DESIGNATED AS PBHG SHARES.

--------------------------------------------------------------------------------
TOP TEN COMMON STOCK HOLDINGS AS OF MARCH 31, 2006 (UNAUDITED)
--------------------------------------------------------------------------------
Ansys                                                                      2.0%
--------------------------------------------------------------------------------
JOS A Bank Clothiers                                                       2.0%
--------------------------------------------------------------------------------
American Science & Engineering                                             1.9%
--------------------------------------------------------------------------------
Childrens Place Retail Stores                                              1.9%
--------------------------------------------------------------------------------
GATX                                                                       1.9%
--------------------------------------------------------------------------------
Jones Lang LaSalle                                                         1.8%
--------------------------------------------------------------------------------
Philadelphia Consolidated Holding                                          1.8%
--------------------------------------------------------------------------------
Aaron Rents                                                                1.8%
--------------------------------------------------------------------------------
Energen                                                                    1.7%
--------------------------------------------------------------------------------
Airgas                                                                     1.7%
--------------------------------------------------------------------------------
As a % of Total Fund Investments in Common Stock                          18.5%
--------------------------------------------------------------------------------

TS&W Small Cap Value Fund

PERFORMANCE AND PORTFOLIO SUMMARY

Average Annual Total Return as of March 31, 2006
--------------------------------------------------------------------------------

                                                   One     Three     Five    Annualized
                                      Inception    Year     Year     Year    Inception
                                        Date      Return   Return   Return    to Date
---------------------------------------------------------------------------------------
Class Z*                              07/31/00    22.69%   33.84%   21.79%     22.64%
Class A with load                     07/31/03    15.35%     n/a     n/a       25.49%
Class A without load                  07/31/03    22.39%     n/a     n/a       28.31%
Class C with load                     07/31/03    20.48%     n/a     n/a       27.35%
Class C without load                  07/31/03    21.48%     n/a     n/a       27.35%
Russell 2000(R) Value Index           07/31/00    23.77%   30.75%   16.24%     16.75%
Lipper Small-Cap Core Funds Average   07/31/00    23.41%   28.52%   13.33%     11.13%
---------------------------------------------------------------------------------------

Past performance is not a guarantee of future results. Information about these performance results and the comparative indexes can be found on pages 1-4.

* Data prior to July 25, 2003 includes performance of a predecessor fund whose inception date was July 31, 2000. The predecessor fund was managed by TS&W and had investment goals, strategies and policies that were substantially similar to the Fund. However, the predecessor fund was not registered under the 1940 Act, nor was it subject to certain investment limitations, diversification requirements and other restrictions imposed by the 1940 Act and the Internal Revenue Code, and the Fund's performance prior to July 25, 2003 may not be indicative of how it will perform in the future.

Value of a $10,000 Investment
--------------------------------------------------------------------------------

[LINE CHART OMITTED, PLOT POINTS FOLLOWS]

             OLD MUTUAL TS&W
             SMALL CAP VALUE                       RUSSELL             LIPPER SMALL-CAP CORE
                FUND-CLASS Z              2000 (R) VALUE INDEX                 FUNDS AVERAGE
                    --------              ----------------              --------------------
7/31/2000            $10,000                       $10,000                           $10,000
3/31/2001            $11,864                       $11,339                            $9,776
3/31/2002            $15,441                       $14,031                           $11,716
3/31/2003            $13,257                       $10,766                            $8,758
3/31/2004            $21,023                       $17,708                           $14,016
3/31/2005            $25,906                       $19,441                           $15,168
3/31/2006            $31,784                       $24,063                           $18,705


Past performance is not a guarantee of future results. The graph above compares an investment made in the Fund's Class Z shares on the inception date of July 31, 2000 to an investment made in an unmanaged securities index and a mutual fund average composite on that date. Performance for the Fund's other share classes will vary due to differences in charges and expenses. The Fund's performance in this chart and the performance table assumes reinvestment of dividends and capital gain distributions but does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares.

Sector Weightings as of March 31, 2006 -- % of Total Fund Investments
(Unaudited)
--------------------------------------------------------------------------------

                                   [PIE CHART]

Basic Materials                                                             (6%)
Consumer Cyclical                                                          (15%)
Investment Company                                                          (1%)
Energy                                                                     (11%)
Financial                                                                  (21%)
Health Care                                                                 (5%)
Industrial                                                                 (14%)
Services                                                                    (6%)
Technology                                                                 (14%)
Transportation                                                              (4%)
Utilities                                                                   (3%)

--------------------------------------------------------------------------------

STATEMENT OF NET ASSETS
AS OF MARCH 31, 2006

--------------------------------------------------------------------------------
                                                                      Market
Description                                             Shares      Value (000)
--------------------------------------------------------------------------------
Common Stock -- 98.0%
Basic Materials -- 6.2%
Chemicals-Diversified -- 0.5%
Georgia Gulf                                            13,800      $       359
                                                                    ------------
                                                                            359
--------------------------------------------------------------------------------
Gold Mining -- 0.9%
Royal Gold                                              16,400              593
                                                                    ------------
                                                                            593
--------------------------------------------------------------------------------
Industrial Gases -- 1.7%
Airgas                                                  31,000            1,212
                                                                    ------------
                                                                          1,212
--------------------------------------------------------------------------------
Metal-Aluminum -- 1.1%
Century Aluminum*                                       18,600              790
                                                                    ------------
                                                                            790
--------------------------------------------------------------------------------
Paper & Related Products -- 0.2%
Schweitzer-Mauduit International                         5,100              122
                                                                    ------------
                                                                            122
--------------------------------------------------------------------------------
Steel-Producers -- 1.8%
Olympic Steel                                            7,400              223
Schnitzer Steel Industries, Cl A                        24,400            1,046
                                                                    ------------
                                                                          1,269
                                                                    ------------
Total Basic Materials (Cost $3,312)                                       4,345
--------------------------------------------------------------------------------
Consumer Cyclical -- 13.6%
Casino Services -- 1.5%
Scientific Games, Cl A*                                 30,600            1,075
                                                                    ------------
                                                                          1,075
--------------------------------------------------------------------------------
Distribution/Wholesale -- 0.5%
Nuco2                                                   10,800              343
                                                                    ------------
                                                                            343
--------------------------------------------------------------------------------
Gambling (Non-Hotel) -- 0.9%
Isle of Capri Casinos*                                  19,650              654
                                                                    ------------
                                                                            654
--------------------------------------------------------------------------------
Resorts/Theme Parks -- 1.2%
Intrawest                                               23,800              814
                                                                    ------------
                                                                            814
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                                                      Market
Description                                             Shares      Value (000)
--------------------------------------------------------------------------------
Retail-Apparel/Shoe -- 5.0%
Charming Shoppes                                        55,000      $       818
Childrens Place Retail Stores*                          22,600            1,308
JOS A Bank Clothiers*                                   28,425            1,363
                                                                    ------------
                                                                          3,489
--------------------------------------------------------------------------------
Retail-Convenience Store -- 0.8%
Casey's General Stores                                  25,300              579
                                                                    ------------
                                                                            579
--------------------------------------------------------------------------------
Retail-Pawn Shops -- 2.2%
Cash America International                              23,700              711
Ezcorp, Cl A*                                           27,400              809
                                                                    ------------
                                                                          1,520
--------------------------------------------------------------------------------
Retail-Petroleum Products -- 1.4%
World Fuel Services                                     25,300            1,023
                                                                    ------------
                                                                          1,023
--------------------------------------------------------------------------------
Retail-Video Rental -- 0.1%
Movie Gallery                                           35,600              107
                                                                    ------------
                                                                            107
                                                                    ------------
Total Consumer Cyclical (Cost $5,658)                                     9,604
--------------------------------------------------------------------------------
Energy -- 11.2%
Oil Companies-Exploration & Production -- 4.9%
Berry Petroleum, Cl A                                   12,800              876
GMX Resources*                                          16,700              626
Penn Virginia                                           15,750            1,118
Unit*                                                   14,500              808
                                                                    ------------
                                                                          3,428
--------------------------------------------------------------------------------
Oil Field Machinery & Equipment -- 2.0%
Gulf Island Fabrication                                 17,500              414
Maverick Tube*                                          19,000            1,007
                                                                    ------------
                                                                          1,421
--------------------------------------------------------------------------------
Oil Refining & Marketing -- 2.9%
Frontier Oil                                            17,400            1,033
Giant Industries*                                       14,700            1,022
                                                                    ------------
                                                                          2,055
--------------------------------------------------------------------------------
Oil-Field Services -- 1.4%
Universal Compression Holdings*                         18,900              958
                                                                    ------------
                                                                            958
                                                                    ------------
Total Energy (Cost $4,425)                                                7,862
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                                                      Market
Description                                             Shares      Value (000)
--------------------------------------------------------------------------------
Financial -- 20.7%
Commercial Banks-Central US -- 1.7%
Texas Regional Bancshares, Cl A                         13,650      $       402
Wintrust Financial                                      13,250              771
                                                                    ------------
                                                                          1,173
--------------------------------------------------------------------------------
Commercial Banks-Western US -- 2.9%
CVB Financial                                           39,156              670
Hanmi Financial                                         32,800              592
UCBH Holdings                                           40,500              766
                                                                    ------------
                                                                          2,028
--------------------------------------------------------------------------------
Finance-Consumer Loans -- 1.9%
Asta Funding                                            22,100              735
World Acceptance*                                       22,100              606
                                                                    ------------
                                                                          1,341
--------------------------------------------------------------------------------
Insurance Brokers -- 1.3%
Hilb Rogal & Hobbs                                      22,100              911
                                                                    ------------
                                                                            911
--------------------------------------------------------------------------------
Property/Casualty Insurance -- 5.1%
FPIC Insurance Group*                                   17,600              665
Philadelphia Consolidated Holding*                      36,100            1,233
PMA Capital, Cl A*                                      62,300              634
Selective Insurance Group*                              20,200            1,071
                                                                    ------------
                                                                          3,603
--------------------------------------------------------------------------------
Real Estate Management/Services -- 1.8%
Jones Lang LaSalle                                      16,400            1,255
                                                                    ------------
                                                                          1,255
--------------------------------------------------------------------------------
REITs-Diversified -- 0.9%
PS Business Parks                                       11,900              665
                                                                    ------------
                                                                            665
--------------------------------------------------------------------------------
REITs-Health Care -- 0.9%
Omega Healthcare Investors                              46,400              651
                                                                    ------------
                                                                            651
--------------------------------------------------------------------------------
REITs-Hotels -- 1.5%
LaSalle Hotel Properties                                25,600            1,050
                                                                    ------------
                                                                          1,050
--------------------------------------------------------------------------------
REITs-Office Property -- 2.2%
Corporate Office Properties Trust                       17,600              805
Parkway Properties                                      17,600              769
                                                                    ------------
                                                                          1,574
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                                                      Market
Description                                             Shares      Value (000)
--------------------------------------------------------------------------------
S&L/Thrifts-Eastern US -- 0.5%
WSFS Financial                                          5,100       $       320
                                                                    ------------
                                                                            320
                                                                    ------------
Total Financial (Cost $10,032)                                           14,571
--------------------------------------------------------------------------------
Health Care -- 4.4%
Medical-HMO -- 1.0%
Sierra Health Services*                                 18,000              733
                                                                    ------------
                                                                            733
--------------------------------------------------------------------------------
Medical-Outpatient/Home Medical -- 1.1%
Amedisys*                                               21,300              740
                                                                    ------------
                                                                            740
--------------------------------------------------------------------------------
Respiratory Products -- 1.2%
Respironics*                                            22,500              875
                                                                    ------------
                                                                            875
--------------------------------------------------------------------------------
Veterinary Diagnostics -- 1.1%
VCA Antech*                                             27,800              792
                                                                    ------------
                                                                            792
                                                                    ------------
Total Health Care (Cost $1,773)                                           3,140
--------------------------------------------------------------------------------
Industrial -- 13.4%
Aerospace/Defense-Equipment -- 2.4%
Curtiss-Wright                                          10,100              668
DRS Technologies                                        18,200              999
                                                                    ------------
                                                                          1,667
--------------------------------------------------------------------------------
Building Products-Cement/Aggregate -- 1.2%
Texas Industries                                        14,000              847
                                                                    ------------
                                                                            847
--------------------------------------------------------------------------------
Building-Heavy Construction -- 2.7%
Chicago Bridge & Iron                                   42,000            1,008
Granite Construction                                    18,400              896
                                                                    ------------
                                                                          1,904
--------------------------------------------------------------------------------
Diversified Manufacturing Operations -- 0.8%
ESCO Technologies*                                      11,000              557
                                                                    ------------
                                                                            557
--------------------------------------------------------------------------------
Electric Products-Miscellaneous -- 0.7%
Lamson & Sessions*                                      16,700              465
                                                                    ------------
                                                                            465
--------------------------------------------------------------------------------
Filtration/Separation Products -- 1.2%
Clarcor                                                 24,000              854
                                                                    ------------
                                                                            854
--------------------------------------------------------------------------------

OLD MUTUAL TS&W SMALL CAP VALUE FUND -- concluded
--------------------------------------------------------------------------------

STATEMENT OF NET ASSETS
AS OF MARCH 31, 2006

--------------------------------------------------------------------------------
                                                                      Market
Description                                             Shares      Value (000)
--------------------------------------------------------------------------------
Identification Systems/Development -- 0.7%
Fargo Electronics*                                      28,200      $       477
                                                                    ------------
                                                                            477
--------------------------------------------------------------------------------
Machinery-Construction & Mining -- 1.1%
Bucyrus International, Cl A                             16,400              790
                                                                    ------------
                                                                            790
--------------------------------------------------------------------------------
Machinery-Farm -- 0.8%
AGCO*                                                   27,900              579
                                                                    ------------
                                                                            579
--------------------------------------------------------------------------------
Transport-Equipment & Leasng -- 1.8%
GATX                                                    31,300            1,292
                                                                    ------------
                                                                          1,292
                                                                    ------------
Total Industrial (Cost $6,650)                                            9,432
--------------------------------------------------------------------------------
Services -- 5.6%
Computer Services -- 1.0%
Perot Systems, Cl A*                                    43,600              679
                                                                    ------------
                                                                            679
--------------------------------------------------------------------------------
Rental Auto/Equipment -- 3.1%
Aaron Rents                                             45,325            1,231
Dollar Thrifty Automotive Group*                        21,800              990
                                                                    ------------
                                                                          2,221
--------------------------------------------------------------------------------
Research & Development -- 1.5%
Kendle International*                                   31,300            1,058
                                                                    ------------
                                                                          1,058
                                                                    ------------
Total Services (Cost $2,878)                                              3,958
--------------------------------------------------------------------------------
Technology -- 15.2%
Computer Aided Design -- 1.9%
Ansys*                                                  25,200            1,365
                                                                    ------------
                                                                          1,365
--------------------------------------------------------------------------------
Computers-Integrated Systems -- 1.4%
MTS Systems                                             23,100              966
                                                                    ------------
                                                                            966
--------------------------------------------------------------------------------
Computers-Memory Devices -- 1.3%
Imation                                                 21,700              931
                                                                    ------------
                                                                            931
--------------------------------------------------------------------------------
Computers-Voice Recognition -- 1.1%
Talx                                                    26,650              759
                                                                    ------------
                                                                            759
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                                                      Market
Description                                             Shares      Value (000)
--------------------------------------------------------------------------------
Data Processing/Management -- 0.8%
CSG Systems International*                              25,200      $       586
                                                                    ------------
                                                                            586
--------------------------------------------------------------------------------
Decision Support Software -- 0.8%
SPSS*                                                   16,700              529
                                                                    ------------
                                                                            529
--------------------------------------------------------------------------------
E-Services/Consulting -- 1.1%
Digital Insight*                                        22,100              804
                                                                    ------------
                                                                            804
--------------------------------------------------------------------------------
Electronic Components-Miscellaneous -- 1.1%
NAM TAI Electronics                                     33,130              759
                                                                    ------------
                                                                            759
--------------------------------------------------------------------------------
Electronic Security Devices -- 1.9%
American Science & Engineering*                         14,100            1,317
                                                                    ------------
                                                                          1,317
--------------------------------------------------------------------------------
Entertainment Software -- 1.4%
THQ*                                                    37,000              958
                                                                    ------------
                                                                            958
--------------------------------------------------------------------------------
Telecommunication Equipment -- 1.3%
Comtech Telecommunications*                             30,250              882
                                                                    ------------
                                                                            882
--------------------------------------------------------------------------------
Transactional Software -- 1.1%
Transaction Systems Architects*                         25,500              796
                                                                    ------------
                                                                            796
                                                                    ------------
Total Technology (Cost $7,325)                                           10,652
--------------------------------------------------------------------------------
Transportation -- 4.3%
Airlines -- 1.0%
Mesa Air Group*                                         57,900              662
                                                                    ------------
                                                                            662
--------------------------------------------------------------------------------
Transport-Marine -- 1.2%
Kirby*                                                  12,700              865
                                                                    ------------
                                                                            865
--------------------------------------------------------------------------------
Transport-Services -- 1.1%
Bristow Group*                                          25,200              779
                                                                    ------------
                                                                            779
--------------------------------------------------------------------------------
Transport-Truck -- 1.0%
Celadon Group*                                          32,350              708
                                                                    ------------
                                                                            708
                                                                    ------------
Total Transportation (Cost $2,158)                                        3,014
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                                      Shares/Face     Market
Description                                          Amount (000)   Value (000)
--------------------------------------------------------------------------------
Utilities -- 3.4%
Electric-Integrated -- 0.8%
El Paso Electric*                                       29,100      $       554
                                                                    ------------
                                                                            554
--------------------------------------------------------------------------------
Energy-Alternate Sources -- 0.9%
Headwaters*                                             15,800              629
                                                                    ------------
                                                                            629
--------------------------------------------------------------------------------
Gas-Distribution -- 1.7%
Energen                                                 34,800            1,218
                                                                    ------------
                                                                          1,218
                                                                    ------------
Total Utilities (Cost $1,467)                                             2,401
--------------------------------------------------------------------------------
Total Common Stock (Cost $45,678)                                        68,979
--------------------------------------------------------------------------------
Investment Company -- 0.9%
Index Fund-Small Cap -- 0.9%
iShares Russell 2000 Value Index Fund                    8,900              665
                                                                    ------------
                                                                            665
                                                                    ------------
Total Investment Company (Cost $594)                                        665
--------------------------------------------------------------------------------
Repurchase Agreement -- 0.3%
Morgan Stanley
   4.710%, dated 03/31/06, to be repurchased on
   04/03/06, repurchase price $193,237
   (collateralized by an FHLMC discount note, par
   value $210,000, 5.150%, 02/16/07, total market
   value $200,466)(A)                                   $  193              193
                                                                    ------------
Total Repurchase Agreement (Cost $193)                                      193
--------------------------------------------------------------------------------
Total Investments -- 99.2% (Cost $46,465)                                69,837
--------------------------------------------------------------------------------
Other Assets and Liabilities -- 0.8%
Payable for Investment Securities Purchased                                (426)
Payable for Management Fees                                                (110)
Payable for Fund Shares Redeemed                                             (8)
Payable for Services and Distribution Fees                                   (1)
Other Assets and Liabilities, Net                                         1,093
--------------------------------------------------------------------------------
Total Other Assets and Liabilities                                          548
--------------------------------------------------------------------------------
Net Assets -- 100.0%                                                $    70,385
================================================================================

--------------------------------------------------------------------------------
Description                                                         Value (000)
--------------------------------------------------------------------------------
Net Assets:
Paid-in-Capital ($0.001 par value)                                  $    41,628
Accumulated net investment loss                                              (5)
Accumulated net realized gain on investments                              5,390
Unrealized appreciation on investments                                   23,372
                                                                    ------------
Net Assets                                                          $    70,385
================================================================================
Net Asset Value, Offering and Redemption
   Price Per Share -- Class Z
   ($68,271,118/2,425,325 shares)                                   $     28.15
================================================================================
Net Asset Value and Redemption
   Price Per Share -- Class A
   ($975,021/34,911 shares)                                         $     27.93
================================================================================
Maximum Offering
   Price Per Share -- Class A
   ($27.93/94.25%)                                                  $     29.63
================================================================================
Net Asset Value and Offering
   Price Per Share -- Class C+
   ($1,138,397/41,676 shares)                                       $     27.32
================================================================================

+ Class C shares have a contingent deferred sales charge. For a description of a possible sales charge, please see the Fund's prospectus.

*     Non-income producing security.

(A) -- Tri-party repurchase agreement

Cl -- Class

FHLMC -- Federal Home Loan Mortgage Corporation

HMO -- Health Maintenance Organization

REITs -- Real Estate Investment Trusts

S&L -- Savings & Loan

Cost figures are shown with "000's" omitted.

The accompanying notes are an integral part of the financial statements.

OLD MUTUAL CASH RESERVES FUND
--------------------------------------------------------------------------------

MANAGEMENT OVERVIEW
Sub-Advisor: Wellington Management Company, LLP

--------------------------------------------------------------------------------
PERFORMANCE HIGHLIGHTS
--------------------------------------------------------------------------------

o DURING THE FISCAL YEAR, THE FUND'S SUB-ADVISOR CONCENTRATED INVESTMENTS IN SHORTER TERM INSTRUMENTS TO "TURN OVER" QUICKLY AS SHORT TERM INTEREST RATES WERE RISING.

o THE FUND WAS ABLE TO TAKE ADVANTAGE OF RISING YIELDS BY INVESTING OPPORTUNISTICALLY IN LONGER-TERM INSTRUMENTS.

Q.    How did the Fund perform relative to its benchmarks?

A. For the fiscal year ended March 31, 2006, the Old Mutual Cash Reserves Fund Class Z shares returned 2.96%, outperforming the 2.86% return posted by its benchmark, the Lipper Money Market Funds Average.

Q.    What investment environment did the Fund face during the fiscal year?

A. The U.S. economy continued to grow during the fiscal year despite extensive hurricane-related damage, escalating energy prices and ongoing monetary tightening by the Federal Reserve. Bond yields fluctuated in conjunction with positive employment data and rising energy costs, yet fell dramatically in the aftermath of Hurricane Katrina, as the market discounted its overall impact on economic growth and the pace of monetary tightening. Subsequently, the Federal Reserve ("Fed") maintained its measured pace of rate increases, while dropping the word "accommodative" from its accompanying statement, signaling the need for further rate hikes.

      Meanwhile, bond yields moved higher alongside a robust third quarter GDP report and the October announcement that Ben Bernanke, an avowed inflation hawk, would succeed Alan Greenspan as Fed Chairman. With evidence that the housing market was finally cooling and inflation expectations moderating, Treasury yields again recovered, producing an inverted yield curve in December. However, as fears of a slowdown faded, and economic data surprised on the strong side, bond yields surged higher as the period came to a close.

Q.    Which market factors influenced the Fund's relative performance?

A. Following the 15th consecutive rate hike in late March, the short-term rate stood at 4.75% (up from 2.75% at the beginning of the period), appearing within reach of neutral levels. However, having judged possible increases in resource utilization and elevated energy prices as potential inflationary pressures, the Fed left the door open for further policy firming, maintaining its tightening bias as the May meeting approached.

      Consequently, short-bond prices moderated as expectations for further Fed increases grew. The money market yield curve reflected these fluctuations, though it remained relatively flat, ending the period with the three-month London Interbank Offered Rate Index (LIBOR) yielding 5.00% and the one-year LIBOR at 5.29%, up from 3.12% and 3.85%, respectively one year ago. At fiscal-year-end, Fed Fund futures were pricing in close to a 5.25% top for the remainder of 2006.

Q.    How did portfolio composition affect Fund performance?

A. As the Fed continued to raise short term interest rates, the Fund maintained a very short average maturity and was able to take advantage of the rising yields by "turning over" quickly. During the fiscal year, the Fund's sub-advisor invested opportunistically in longer-term instruments when further rate hikes were priced into the market.

Cash Reserves Fund

Q.    What is the investment outlook for the short-term fixed-income market?

A. While the overall economy continues to show signs of strength, there are pockets of weakness with respect to the housing market and its potential impact on the consumer. With further increases becoming increasingly dependent of economic data, the Fund's sub-advisor currently anticipates a Fed Funds target of 5%, a level that may lead the Fed to pause its tightening campaign that began in June 2004. As the Fed nears the end of its tightening cycle, the sub-advisor expects to extend the weighted average maturity of the portfolio by buying higher-yielding, longer maturities.

THE OLD MUTUAL CASH RESERVES FUND WAS PREVIOUSLY KNOWN AS THE PBHG CASH RESERVES FUND. CLASS Z SHARES WERE PREVIOUSLY DESIGNATED AS PBHG SHARES.

                                                              Cash Reserves Fund

--------------------------------------------------------------------------------

PERFORMANCE AND PORTFOLIO SUMMARY

Average Annual Total Return as of March 31, 2006
--------------------------------------------------------------------------------

                                                 One     Annualized   Annualized   Annualized   Annualized
                                    Inception    Year      3 Year       5 Year      10 Year     Inception
                                      Date      Return     Return       Return       Return      to Date
----------------------------------------------------------------------------------------------------------
Class Z                             04/04/95     2.96%      1.39%       1.53%         3.31%       3.49%
Lipper Money Market Funds Average   03/31/95     2.86%      1.39%       1.51%         3.29%       3.50%
----------------------------------------------------------------------------------------------------------

Past performance is not a guarantee of future results. Information about these performance results and the comparative indexes can be found on pages 1-4.

Value of a $10,000 Investment
--------------------------------------------------------------------------------

                                  [BAR CHART]

                                                                        One Year
                                                                        --------
Old Mutual Cash Reserves Fund -- Class Z                                  2.96%
Lipper Money Market Funds Average                                         2.86%

Past performance is not a guarantee of future results. The Fund's performance in this chart and the performance table assumes reinvestment of dividends and capital gain distributions but does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares.

Sector Weightings as of March 31, 2006 -- % of Total Fund Investments
(Unaudited)
--------------------------------------------------------------------------------

                                   [PIE CHART]

Cash                                                                       (21%)
Commercial Paper                                                           (54%)
Corporate Bonds                                                             (7%)
U.S. Government Bonds                                                       (5%)
Certificates of Deposit                                                    (13%)

STATEMENT OF NET ASSETS
AS OF MARCH 31, 2006

--------------------------------------------------------------------------------
                                                         Face         Market
Description                                          Amount (000)   Value (000)
--------------------------------------------------------------------------------
Certificates of Deposit -- 12.6%
Anz Delaware
   4.810%, 01/29/07                                    $    600     $       600
Credit Suisse
   4.535%, 10/17/06                                         600             600
Deutsche Bank Financial
   4.940%, 02/06/07                                         350             350
HBOS Treasury Services
   4.840%, 01/30/07                                         600             600
Svenska Handels
   4.810%, 12/27/06                                         700             700
Wells Fargo Bank
   5.090%, 03/29/07                                         700             700
Westdeutsche
   3.970%, 07/14/06                                         800             800
                                                                    ------------
Total Certificates of Deposit (Cost $4,350)                               4,350
--------------------------------------------------------------------------------
Commercial Paper (B) -- 54.5%
Apreco LLC
   4.637%, 04/19/06                                         700             698
Aspen Funding
   4.660%, 04/11/06                                         700             699
Barclays
   4.631%, 05/09/06                                         800             800
Cafco LLC
   4.794%, 05/15/06                                         700             696
Cargill
   4.743%, 04/19/06                                       1,000             998
Clipper Receivables
   4.771%, 04/26/06                                         772             769
CRC Funding LLC
   4.833%, 05/19/06                                         700             695
Eureka Securities
   4.640%, 04/10/06                                         700             699
Fairway Finance
   4.780%, 05/18/06                                         700             696
General Electric Capital Services
   4.667%, 05/01/06                                       1,300           1,295
Glaxosmithkline
   4.583%, 04/19/06                                       1,000             998
Goldman Sachs Group
   4.779%, 04/11/06                                         700             699
Greyhawk Funding
   4.778%, 04/25/06                                         700             698
Merrill Lynch
   4.726%, 04/03/06                                         700             700
Metlife
   4.752%, 05/05/06                                       1,000             995
Morgan Stanley
   4.774%, 04/04/06                                         700             700
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                                         Face          Market
Description                                          Amount (000)   Value (000)
--------------------------------------------------------------------------------
Commercial Paper -- continued
Nestle Capital
   4.597%, 04/21/06                                    $  1,000     $       997
Perma
   4.751%, 03/10/07                                         170             170
Ranger Funding
   4.568%, 04/03/06                                         700             700
Shell Finance
   4.563%, 04/12/06                                       1,000             999
Thunder Bay Funding
   4.776%, 04/18/06                                         700             698
Unitedhealth Group
   4.756%, 04/19/06                                       1,000             998
Variable Funding Capital
   4.756%, 05/12/06                                         700             696
Windmill Funding
   4.600%, 04/06/06                                         700             700
                                                                    ------------
Total Commercial Paper (Cost $18,793)                                    18,793
--------------------------------------------------------------------------------
Corporate Bonds -- 7.4%
Allstate
   4.945%, 09/22/06                                         700             700
Bank of America
   4.800%, 05/08/06                                         500             500
Credit Suisse First Boston
   4.790%, 01/24/07                                         400             400
Permanent Financing
   4.658%, 06/12/06                                         515             515
Royal Bank Scotland
   4.815%, 01/18/07                                         450             450
                                                                    ------------
Total Corporate Bonds (Cost $2,565)                                       2,565
--------------------------------------------------------------------------------
U.S. Government Bonds -- 4.6%
FNMA
   4.000%, 08/08/06                                       1,000             999
   3.250%, 07/31/06                                         600             599
                                                                    ------------
Total U.S. Government Bonds (Cost $1,598)                                 1,598
--------------------------------------------------------------------------------
Repurchase Agreement -- 20.6%
Goldman Sachs
   4.850%, dated 03/31/06, to be repurchased
   on 04/03/06, repurchase price $7,102,870
   (collateralized by an FHLMC mortgage
   obligation, par value $8,061,841, 4.500%,
   09/01/09, total market value $7,242,000) (A)           7,100           7,100
                                                                    ------------
Total Repurchase Agreement (Cost $7,100)                                  7,100
--------------------------------------------------------------------------------
Total Investments -- 99.7% (Cost $34,406)                                34,406
--------------------------------------------------------------------------------

OLD MUTUAL CASH RESERVES FUND -- concluded
--------------------------------------------------------------------------------

STATEMENT OF NET ASSETS
AS OF MARCH 31, 2006

--------------------------------------------------------------------------------
Description                                                         Value (000)
--------------------------------------------------------------------------------
Other Assets and Liabilities -- 0.3%
Payable for Management Fees                                         $       (25)
Income Distribution Payable                                                (117)
Other Assets and Liabilities, Net                                           239
--------------------------------------------------------------------------------
Total Other Assets and Liabilities                                           97
--------------------------------------------------------------------------------
Net Assets -- 100.0%                                                $    34,503
================================================================================
Net Assets:
Paid-in-Capital ($0.001 par value)                                  $    34,512
Accumulated net realized loss on investments                                 (9)
                                                                    ------------
Net Assets                                                          $    34,503
================================================================================
Net Asset Value, Offering and Redemption
   Price Per Share -- Class Z
   ($34,503,316/34,507,783 shares)                                  $      1.00
================================================================================

(A) -- Tri-party repurchase agreement

(B) -- Discount Note - The rate reflected is the effective yield at time of purchase.

FHLB -- Federal Home Loan Bank

FHLMC -- Federal Home Loan Mortgage Corporation

LLC -- Limited Liability Company

Cost figures are shown with "000's" omitted.

The accompanying notes are an integral part of the financial statements.

OLD MUTUAL DWIGHT INTERMEDIATE FIXED INCOME FUND
--------------------------------------------------------------------------------

MANAGEMENT OVERVIEW
Sub-Advisor: Dwight Asset Management Company

--------------------------------------------------------------------------------
PERFORMANCE HIGHLIGHTS
--------------------------------------------------------------------------------

o THE FUND BENEFITED FROM AN OVERWEIGHT TO HIGH QUALITY ASSET-BACKED AND COMMERCIAL MORTGAGE-BACKED SECURITIES, BOTH OF WHICH PROVIDED EXCESS RETURNS OVER U.S. TREASURIES.

o DURATION WAS POSITIONED SHORT OF THE BENCHMARK, MAINTAINING A DEFENSIVE POSTURE THAT HELPED INSULATE THE FUND FROM THE ADVERSE PRICE IMPACT OF RISING INTEREST RATES.

Q.    How did the Fund perform relative to its benchmarks?

A. The Old Mutual Dwight Intermediate Fixed Income Fund Class Z shares posted a positive return of 2.70% for the fiscal year ended March 31, 2006, outperforming the 2.32% return of its benchmark, the Lehman Intermediate U.S. Aggregate Bond Index, as well as the 1.86% return for its peer group, the Lipper Intermediate Investment-Grade Debt Funds Average. Performance for all share classes cna be found on page 119.

Q.    What investment environment did the Fund face during the fiscal year?

A. The Federal Reserve raised the overnight lending rate to 4.75% from 2.75% at the start of the period, continuing to pursue a less accommodative monetary policy. Any lingering doubts whether new Federal Reserve ("Fed") Chairman Ben Bernanke would stay the course of current Fed policy were quickly dispelled as the Fed increased interest rates twice during the first quarter. U.S. Treasury yields tracked the upward trend in the Federal Funds rate, as strong economic reports and inflationary pressures during the latter part of the period pushed yields higher. The yield curve flattened over the course of the year and ultimately inverted in late December when the two-year Treasury yield exceeded the five- and ten-year Treasury yields.

      Despite a series of events that threatened to derail the economic engine, business conditions generally remained positive. At different times throughout the fiscal year, rising energy prices, increasing inflationary pressures, financial difficulties at the nation's largest automakers, and devastating Gulf Coast hurricanes threatened to slow the U.S. economy. Such was not the case, however, as economic growth maintained a firm, sustainable pace.

      Even with the sizable loss of jobs in the weeks following Hurricane Katrina, the labor market performed relatively well, adding over two million new jobs for the second consecutive year. As a result, the unemployment rate fell to 4.7% in March, matching a four-year low. Inflationary pressures continue to loom as energy and commodity prices hover at relatively high levels. Housing activity remains relatively strong, although there have been signs of softening in recent months.

Q.    Which market factors influenced the Fund's relative performance?

A. Rising interest rates dampened the Fund's returns during the fiscal year. Despite the increase in yields, the Fund provided investors with a positive absolute return that outpaced the benchmark. This can be attributed to a shorter relative duration and an overweight to asset-backed and commercial mortgage-backed securities, which were the best performing non-Treasury sectors for the period.

      For most of the year the Fund's duration was positioned short of the benchmark's duration. This defensive duration posture helped insulate the Fund from the adverse price impact of rising interest rates. The allocation to U.S. Treasuries was reduced, while the allocation to residential and commercial mortgage-backed securities was increased. This is consistent with the Fund's long-term strategy of overweighting non-Treasury securities versus the benchmark.




                                           Dwight Intermediate Fixed Income Fund

OLD MUTUAL DWIGHT INTERMEDIATE
FIXED INCOME FUND -- continued
--------------------------------------------------------------------------------

MANAGEMENT OVERVIEW
Sub-Advisor: Dwight Asset Management Company

Q.    How did portfolio composition affect Fund performance?

A. The Fund benefited from an overweight to high quality, structured fixed income securities such as asset-backed securities and commercial mortgage-backed securities, both of which provided excess returns over similar duration U.S. Treasuries. Despite heavy new issuance within the commercial mortgage-backed sector, these securities enjoyed broad based demand by investors seeking high credit quality and cash flow stability in an environment of shrinking risk premium across the fixed income asset classes.

      Furthermore, the Fund's yield to maturity exceeded that of the benchmark, typical of a portfolio that emphasizes non-Treasury securities. The Fund's underweight position to U.S. Treasuries contributed positively to Fund performance during the fiscal year, as U.S. Treasuries underperformed non-Treasury sectors with the exception of corporates.

Q.    What is the investment outlook for the intermediate-term bond market?

A. The strength of the economy, coupled with continued inflationary pressures and expectations for further Fed tightening, will likely push Treasury yields higher in the coming months. Given this near-term outlook, the Fund's sub-advisor expects to maintain a neutral to defensive duration posture relative to the benchmark to help mitigate the impact of rising interest rates. The sub-advisor also expects to maintain overweight relative positions to both asset-backed and commercial mortgage-backed securities on the basis of continued relative value versus other sectors. With corporate spreads at relatively tight levels and residential mortgage-backed securities at risk of being adversely impacted by rising interest rates, the Fund expects to maintain a more benchmark-neutral allocation to these sectors.


THE OLD MUTUAL DWIGHT INTERMEDIATE FIXED INCOME FUND WAS PREVIOUSLY KNOWN AS THE DWIGHT INTERMEDIATE FIXED INCOME FUND. CLASS Z SHARES WERE PREVIOUSLY DESIGNATED AS PBHG SHARES.

--------------------------------------------------------------------------------
TOP TEN FIXED INCOME HOLDINGS AS OF MARCH 31, 2006 (UNAUDITED)
--------------------------------------------------------------------------------
FHLMC TBA, 5.500%, 04/15/35                                                 9.5%
--------------------------------------------------------------------------------
FNMA TBA, 5.000%, 04/30/35                                                  6.5%
--------------------------------------------------------------------------------
FNMA TBA, 5.000%, 04/30/20                                                  4.6%
--------------------------------------------------------------------------------
FNMA TBA, 4.500%, 04/30/29                                                  4.1%
--------------------------------------------------------------------------------
U.S. Treasury Notes, 4.500%,11/15/15                                        2.9%
--------------------------------------------------------------------------------
FNMA TBA, 6.500%, 04/30.35                                                  2.2%
--------------------------------------------------------------------------------
Continental Airlines, Ser 2002-1, Cl G2                                     2.0%
--------------------------------------------------------------------------------
Long Beach Mortgage Loan Trust, Ser 2006-WL3, Cl 2A2                        1.5%
--------------------------------------------------------------------------------
Metris Master Trust, Ser 2002-4, Cl A                                       1.4%
--------------------------------------------------------------------------------
American Airlines                                                           1.4%
--------------------------------------------------------------------------------
As a % of Total Fund Investments in Fixed Income Holdings                  36.1%
--------------------------------------------------------------------------------

Dwight Intermediate Fixed Income Fund

PERFORMANCE AND PORTFOLIO SUMMARY

Average Annual Total Return as of March 31, 2006
--------------------------------------------------------------------------------

                                                                          One      Annualized
                                                             Inception    Year     Inception
                                                               Date      Return     to Date
----------------------------------------------------------------------------------------------
Class Z                                                      07/31/03      2.70%         4.73%
Class A with load                                            07/31/03     (2.38)%        2.57%
Class A without load                                         07/31/03      2.45%         4.46%
Class C with load                                            07/31/03      0.80%         3.72%
Class C without load                                         07/31/03      1.78%         3.72%
Lehman Intermediate U.S. Aggregate Bond Index                07/31/03      2.32%         3.22%
Lipper Intermediate Investment-Grade Debt Funds Average      07/31/03      1.86%         3.37%
----------------------------------------------------------------------------------------------

Past performance is not a guarantee of future results. Information about these performance results and the comparative indexes can be found on pages 1-4.

Value of a $10,000 Investment
--------------------------------------------------------------------------------

[LINE CHART OMITTED, PLOT POINTS FOLLOWS]


                    OLD MUTUAL
           DWIGHT INTERMEDIATE
                  FIXED INCOME                                    LEHMAN        LIPPER INTERMEDIATE INVESTMENT-GRADE
                  FUND-CLASS Z    INTERMEDIATE U.S. AGGREGATE BOND INDEX                          DEBT FUNDS AVERAGE
                  ------------      ------------------------------------    ----------------------------------------
7/31/2003              $10,000                                   $10,000                                     $10,000
3/31/2004              $10,619                                   $10,542                                     $10,628
3/31/2005              $11,013                                   $10,635                                     $10,722
3/31/2006              $11,311                                   $10,882                                     $10,921


Past performance is not a guarantee of future results. The graph above compares an investment made in the Fund's Class Z shares on the inception date of July 31, 2003 to an investment made in an unmanaged securities index and a mutual fund average composite on that date. Performance for the Fund's other share classes will vary due to differences in charges and expenses. The Fund's performance in this chart and the performance table assumes reinvestment of dividends and capital gain distributions but does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares.

Sector Weightings as of March 31, 2006 -- % of Total Fund Investments
(Unaudited)
--------------------------------------------------------------------------------

                                   [PIE CHART]

Asset-Backed Securities                                                    (20%)
Cash                                                                       (16%)
Commercial Mortgages                                                       (14%)
Corporate Bonds                                                            (16%)
Mortgage Related                                                            (4%)
U.S. Treasury Obligations                                                   (3%)
U.S. Government Mortgage-Backed Obligations                                (27%)

OLD MUTUAL DWIGHT INTERMEDIATE
FIXED INCOME FUND -- continued
--------------------------------------------------------------------------------

STATEMENT OF NET ASSETS
AS OF MARCH 31, 2006

--------------------------------------------------------------------------------
                                                          Face         Market
Description                                           Amount (000)  Value (000)
--------------------------------------------------------------------------------
U.S. Government Mortgage-Backed Obligations -- 36.7%
FHLMC TBA
   5.500%, 04/15/35                                     $  1,025     $    1,001
FNMA TBA
   6.500%, 04/30/35                                          225            230
   5.000%, 04/30/20                                          500            487
   5.000%, 04/30/35                                          725            690
   4.500%, 04/30/20                                          450            430
                                                                     -----------
Total U.S. Government Mortgage-Backed
   Obligations (Cost $2,849)                                              2,838
--------------------------------------------------------------------------------
Commerical Mortgages -- 18.8%
Banc of America Commercial
   Mortgage CMBS, Ser 2000-1, Cl A1A
   7.109%, 11/15/31                                           39             39
Bank of America Commercial Mortgage
   CMBS, Ser 2005-2, Cl A1
   4.041%, 07/10/43                                           74             73
Bear Stearns Commercial Mortgage
   Securities CMBS, Ser 1999-WF2, Cl A2
   7.080%, 07/15/31                                           75             78
Bear Stearns Commercial Mortgage
   Securities CMBS, Ser 2004-PWR5, Cl A1
   3.762%, 07/11/42                                           81             79
Commercial and Mortgage Loan CMBS,
   Ser 1999-1, Cl A2
   6.455%, 05/15/32                                           65             66
Commercial and Mortgage Loan CMBS,
   Ser 2004-LB4A, Cl A1
   3.566%, 10/15/37                                           62             61
DLJ Commercial Mortgage CMBS,
   Ser 2000-CF1, Cl A1B
   7.620%, 06/10/33                                           50             54
DLJ Commercial Mortgage CMBS,
   Ser 2000-CF1, Cl A4
   8.020%, 06/10/33                                           50             55
First Union National Bank Commercial
   Mortgage CMBS, Ser 2000-C2, Cl A1
   6.940%, 10/15/32                                           68             69
GE Capital Commercial Mortgage CMBS,
   Ser 2004-C3, Cl A1
   3.752%, 07/10/39                                           78             75
GE Mortgage Securities CMBS,
   Ser 1998-C1, Cl B
   6.970%, 10/18/30                                           75             78
JPMorgan Chase Commercial Mortgage
   CMBS, Ser 2004-CB9, Cl A1
   3.475%, 06/12/41                                           71             68
JPMorgan Chase Commercial Mortgage
   CMBS, Ser 2005-CB13, Cl A1
   3.635%, 01/12/43                                           38             37
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                                          Face         Market
Description                                           Amount (000)  Value (000)
--------------------------------------------------------------------------------
Commerical Mortgages -- continued
JPMorgan Commercial Mortgage
   Finance CMBS, Ser 1998-C6, Cl B
   6.735%, 01/15/30                                     $     50     $       51
Keycorp CMBS, Ser 2000-C1, Cl A1
   7.617%, 05/17/32                                           --             --
Lehman Brothers Commercial Mortgage
   Trust CMBS, Ser 1999-C1, Cl A2
   6.780%, 06/15/31                                           75             78
Lehman Brothers-UBS Commercial
   Mortgage Trust CMBS,
   Ser 2001-C2, Cl A2
   6.653%, 11/15/27                                           80             84
Lehman Brothers-UBS Commercial
   Mortgage Trust CMBS,
   Ser 2002-C7, Cl A2
   3.899%, 12/15/26                                           25             24
Morgan Stanley Capital CMBS,
   Ser 1998-HF1, Cl C
   6.750%, 03/15/30                                          125            128
Morgan Stanley Capital CMBS,
   Ser 2005-HQ7, Cl A1
   3.864%, 11/14/42                                           39             37
Morgan Stanley Dean Witter Capital
   CMBS, Ser 2000-LIF2, Cl A1
   6.960%, 10/15/33                                           24             24
Mortgage Capital Funding I CMBS,
   Ser 1998-MC1, Cl C
   6.947%, 03/18/30                                          100            103
Nationslink Funding Corporation CMBS,
   Ser 1999-1, Cl A2
   6.316%, 01/20/31                                           18             18
Wachovia Bank Commercial Mortgage
   Trust CMBS, Ser 2005-C20, Cl AMFX
   5.179%, 07/15/42                                           80             77
                                                                     -----------
Total Commercial Mortgages (Cost $1,486)                                  1,456
--------------------------------------------------------------------------------
Asset-Backed Securities -- 27.0%
Auto & Transportation -- 2.9%
Americredit Automobiles Receivable,
   Ser 2002-A, Cl A4
   4.610%, 01/12/09                                            6              6
Chase Manhattan Auto Owner Trust,
   Ser 2003-A, Cl A4
   2.060%, 12/15/09                                           51             49
Harley-Davidson Motorcycle Trust,
   Ser 2002-1, Cl A2
   4.500%, 01/15/10                                           37             37
Harley-Davidson Motorcycle Trust,
   Ser 2003-1, Cl A2
   2.630%, 11/15/10                                           49             48
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                                          Face         Market
Description                                           Amount (000)  Value (000)
--------------------------------------------------------------------------------
Asset-Backed Securities -- continued
Harley-Davidson Motorcycle Trust,
   Ser 2003-3, Cl B
   2.280%, 05/15/11                                     $     26     $       26
WFS Financial Owner Trust ABA,
   Ser 2005-2, Cl A3
   4.170%, 12/17/09                                           60             59
                                                                     -----------
                                                                            225
--------------------------------------------------------------------------------
Credit Card -- 3.3%
MBNA Credit Card Master Note Trust,
   Ser 2001-C3, Cl C3
   6.550%, 12/15/08                                           40             40
Metris Master Trust, Ser 2002-4, Cl A
   5.156%, 05/20/11                                          150            150
Metris Master Trust,
   Ser 2005-2, Cl C 144A
   5.326%, 09/20/11                                           62             62
                                                                     -----------
                                                                            252
--------------------------------------------------------------------------------
Equipment -- 2.6%
Aircraft Certificate Owner Trust,
   Ser 2003-1A, Cl D 144A
   6.455%, 09/20/22                                           75             75
Aircraft Certificate Owner Trust,
   Ser 2003-1A, Cl C
   5.551%, 09/20/22                                            5              5
CNH Equipment Trust,
   Ser 2003-A, Cl A4B
   2.570%, 09/15/09                                           31             30
John Deere Owner Trust,
   Ser 2003-A, Cl A4
   2.440%, 06/15/10                                           91             90
                                                                     -----------
                                                                            200
--------------------------------------------------------------------------------
Home Equity Loans -- 9.7%
Centex Home Equity,
   Ser 2005-C, Cl AV2
   4.968%, 06/25/35                                          100            100
Chase Funding Mortgage Loan
   Association, Ser 2003-4, Cl 1A3
   2.734%, 09/25/24                                            7              7
CIT Group Home Equity Loan Trust,
   Ser 2002-1, Cl AF5
   6.710%, 02/25/33                                           10             10
Countrywide Asset Backed Certificates,
   Ser 2003-5, Cl MF2
   5.959%, 11/25/33                                          100            100
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                                          Face          Market
Description                                           Amount (000)  Value (000)
--------------------------------------------------------------------------------
Home Equity Loans -- continued
Countrywide Asset Backed Certificates,
   Ser 2003-S2, Cl A2
   3.438%, 12/25/18                                     $      6     $        6
Equivantage Home Equity Loan Trust,
   Ser 1996-3, Cl A3
   7.700%, 09/25/27                                           17             17
First Franklin Mortgage Loan,
   Ser 2004-FF8, Cl A24
   4.960%, 10/25/34                                            3              3
GEWMC, Ser 2005-1, Cl A2A
   4.938%, 11/25/35                                           80             80
Indymac Home Equity Loan,
   Ser 2001-A, Cl AF6
   6.537%, 11/25/30                                           11             11
Long Beach Mortgage Loan Trust,
   Ser 2004-1, Cl A3
   5.118%, 02/25/34                                            3              3
Popular ABS Mortgage Pass Through
   Trust, Ser 2005-3, Cl AF1
   4.918%, 07/25/35                                           61             61
Renaissance Home Equity Loan,
   Ser 2005-2, Cl AV1
   4.908%, 08/25/35                                           60             60
Residential Asset Mortgage Products,
   Ser 2004-RS4, Cl AI3
   4.003%, 01/25/30                                          100             99
Residential Asset Securities,
   Ser 2001-KS2, Cl AI5
   7.014%, 06/25/31                                           51             52
Residential Asset Securities,
   Ser 3002-KS3, Cl AI6
   5.960%, 09/25/31                                           39             39
Structured Asset Investment Loan,
   Ser 2003-BC3, Cl M2
   6.768%, 04/25/33                                           75             75
Terwin Mortgage Trust,
   Ser 2004-1HE, Cl A1
   5.328%, 02/25/34                                           27             27
                                                                     -----------
                                                                            750
--------------------------------------------------------------------------------
Infrastructure -- 1.7%
California Infrastructure,
   Ser 1997-1, Cl A6
   6.380%, 09/25/08                                           24             24
Comed Transitional Funding Trust,
   Ser 1998-1, Cl A6
   5.630%, 06/25/09                                           35             35
--------------------------------------------------------------------------------

OLD MUTUAL DWIGHT INTERMEDIATE
FIXED INCOME FUND -- concluded
--------------------------------------------------------------------------------

STATEMENT OF NET ASSETS
AS OF MARCH 31, 2006

--------------------------------------------------------------------------------
                                                          Face          Market
Description                                           Amount (000)   Value (000)
--------------------------------------------------------------------------------
Infrastructure -- continued
PP&L Transition Bond Company LLC,
   Ser 1999-1, Cl A8
   7.150%, 06/25/09                                     $     25     $       26
TXU, Ser 2004-1, Cl A2
   4.810%, 11/17/14                                           50             49
                                                                     -----------
                                                                            134
--------------------------------------------------------------------------------
Other -- 4.6%
Long Beach Mortgage Loan Trust,
   Ser 2006-WL3, Cl 2A2
   4.968%, 01/25/36                                          155            155
Navistar Financial Mortgage Trust,
   Ser 2003-1, Cl A
   5.118%, 06/25/09                                           50             50
Oil And Gas Royalty Trust,
   Ser 2005-1A, Cl A
   5.090%, 07/28/12                                          149            148
                                                                     -----------
                                                                            353
--------------------------------------------------------------------------------
Student Loans -- 2.2%
SLMA, Ser 2002-5, Cl A4L
   5.060%, 09/17/18                                           73             73
SLMA, Ser 2002-7, Cl A4
   5.090%, 09/15/17                                          101            101
                                                                     -----------
                                                                            174
                                                                     -----------
Total Asset-Backed Securities (Cost $2,098)                               2,088
--------------------------------------------------------------------------------
Mortgage Related -- 6.0%
Countrywide Home Loans CMO,
   Ser 2004-HYB6, Cl A2
   4.614%, 11/20/34                                          104            102
Crusade Global Trust CMO,
   Ser 2003-2, Cl A
   5.120%, 09/18/34                                          102            102
Fannie Mae, Ser 2006-5, Cl 2A2
   4.958%, 02/25/35                                           95             95
MLCC Mortgage Investors CMO,
   Ser 2005-A, Cl A1
   5.048%, 03/25/30                                           80             80
Washington Mutual CMO,
   Ser 2005-AR2, Cl 2A22
   5.038%, 01/25/45                                           81             82
                                                                     -----------
Total Mortgage Related (Cost $462)                                          461
--------------------------------------------------------------------------------
Corporate Bonds -- 21.4%
America Movil
   5.500%, 03/01/14                                           80             77
America West Airlines, Ser 2001-1
   7.100%, 04/02/21                                           84             86
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                                          Face          Market
Description                                           Amount (000)   Value (000)
--------------------------------------------------------------------------------
Corporate Bonds -- continued
American Airlines
   7.250%, 02/05/09                                     $    150     $      150
American Airlines, Ser AMBC
   3.857%, 07/09/10                                           79             76
Berkley
   5.600%, 05/15/15                                           50             48
Brasil Telecom
   9.375%, 02/18/14                                           80             90
Comcast
   5.850%, 01/15/10                                           50             50
Continental Airlines,
   Ser 2002-1, Cl G2
   6.563%, 02/15/12                                          200            206
Delta Air Lines, Ser 2002-1
   6.718%, 01/02/23                                          116            117
   6.417%, 07/02/12                                           30             30
Endurance Specialty Holdings
   6.150%, 10/15/15                                           30             30
Falconbridge
   8.375%, 02/15/11                                           50             55
Gazprom International Eurobond
   7.201%, 02/01/20                                           40             42
Glitnir Banki 144A
   4.750%, 10/15/10                                           30             29
Harrahs Operating
   5.500%, 07/01/10                                           60             59
Hutchison Whamp International, 144A
   6.500%, 02/13/13                                           75             77
Istar Financial
   5.650%, 09/15/11                                           75             74
Liberty Media
   5.700%, 05/15/13                                           50             47
Mohawk Industries
   5.750%, 01/15/11                                           30             30
Nextel Communications, Ser D
   7.375%, 08/01/15                                           50             52
Northwest Airlines,
   Ser 2002-1, Cl G2
   6.264%, 11/20/21                                           45             45
Residential Capital
   6.000%, 02/22/11                                           75             74
Simon Property Group
   5.100%, 06/15/15                                           50             47
Time Warner
   6.875%, 05/01/12                                           60             63
                                                                     -----------
Total Corporate Bonds (Cost $1,656)                                       1,654
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                                        Face           Market
Description                                         Amount (000)    Value (000)
--------------------------------------------------------------------------------
U.S. Treasury Obligations -- 4.7%
U.S. Treasury Bill (B)(C)
   4.180%, 06/15/06                                   $      4     $          4
U.S. Treasury Bond
   5.375%, 02/15/31                                         20               21
U.S. Treasury Notes
   4.500%, 02/28/11                                         28               28
   4.500%, 11/15/15                                        310              301
   4.000%, 11/15/12                                         12               11
                                                                   -------------
Total U.S. Treasury Obligations (Cost $375)                                 365
--------------------------------------------------------------------------------
Repurchase Agreement -- 22.0%
Morgan Stanley
   4.550%, dated 03/31/06, to be
   repurchased on 04/03/06, repurchase
   price $1,700,644 (collateralized by
   a U.S. Treasury Note, par
   value $2,818,049, 3.890%, 02/15/16,
   total market value $1,734,002)(A)                     1,700            1,700
                                                                   -------------
Total Repurchase Agreement (Cost $1,700)                                  1,700
--------------------------------------------------------------------------------
Total Investments -- 136.6% (Cost $10,626)                               10,562
--------------------------------------------------------------------------------
Other Assets and Liabilities -- (36.6)%
Receivable from Advisor                                                       6
Payable for Investment Securities Purchased                              (2,882)
Payable for Fund Shares Redeemed                                            (33)
Other Assets and Liabilities, Net                                            78
--------------------------------------------------------------------------------
Total Other Assets and Liabilities                                       (2,831)
--------------------------------------------------------------------------------
Net Assets -- 100.0%                                               $      7,731
--------------------------------------------------------------------------------
Net Assets:
Paid-in-Capital ($0.001 par value)                                 $      7,825
Accumulated net realized loss on investments
   and futures                                                              (33)
Unrealized depreciation on investments                                      (64)
Unrealized appreciation on futures                                            3
                                                                   -------------
Net Assets                                                         $      7,731
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Description                                                           Value
--------------------------------------------------------------------------------
Net Asset Value, Offering and Redemption
   Price Per Share -- Class Z
   ($7,619,217/763,977 shares)                                     $       9.97
--------------------------------------------------------------------------------
Net Asset Value and Redemption
   Price Per Share -- Class A
   ($56,273/5,642 shares)                                          $       9.97
--------------------------------------------------------------------------------
Maximum Offering
   Price Per Share -- Class A
   ($9.97/95.25%)                                                  $      10.47
--------------------------------------------------------------------------------
Net Asset Value and Offering
   Price Per Share -- Class C+
   ($55,197/5,533 shares)                                          $       9.98
--------------------------------------------------------------------------------

+ Class C shares have a contingent deferred sales charge. For a description of a possible sales charge, please see the Fund's prospectus.

144A -- Security exempt from registration under Rule 144a of the Securities Act of 1933. This security may be resold in transactions exempt from registration, normally to qualified institutional buyers. At March 31, 2006, these securities amounted to a value of $243,000, representing 3.1% of net assets.

(A) -- Tri-party repurchase agreement

(B) -- The rate reflected on the Statement of Net Assets represents the security's effective yield at time of purchase.

(C) -- Security has been pledged as collateral for open futures contracts. See
       Note 2 on page 151.

ABS -- Asset Backed Security

Cl -- Class

CMBS -- Commercial Mortgage-Backed Security

CMO -- Collateralized Mortgage Obligation

FHLMC -- Federal Home Loan Mortgage Corporation

FNMA -- Federal National Mortgage Association

LLC -- Limited Liability Company

Ser -- Series

SLMA -- Student Loan Marketing Association

TBA -- Security traded under delayed delivery commitments settling after March
       31, 2006. Income on this security will not be earned until settle date.

Cost figures are shown with "000's" omitted.

Amounts designated as "--" are either $0 or have been rounded to $0.

The following futures contracts were open as of March 31, 2006:

--------------------------------------------------------------------------------
                                                                     Unrealized
Contract                                   Number of                Appreciation
Description                                Contracts   Expiration       (000)
--------------------------------------------------------------------------------
10 Year U.S. Treasury
   Note -- Short                             (2)       June 2006        $  3
--------------------------------------------------------------------------------

The accompanying notes are an integral part of the financial statements.

OLD MUTUAL DWIGHT SHORT TERM FIXED INCOME FUND
--------------------------------------------------------------------------------

MANAGEMENT OVERVIEW
Sub-Advisor: Dwight Asset Management Company

--------------------------------------------------------------------------------
PERFORMANCE HIGHLIGHTS
--------------------------------------------------------------------------------

o THE FUND BENEFITED FROM AN OVERWEIGHT TO HIGH QUALITY ASSET-BACKED AND COMMERCIAL MORTGAGE-BACKED SECURITIES, BOTH OF WHICH PROVIDED EXCESS RETURNS OVER U.S. TREASURIES.

o DURATION WAS POSITIONED SHORT OF THE BENCHMARK, MAINTAINING A DEFENSIVE POSTURE THAT HELPED INSULATE THE FUND FROM THE ADVERSE PRICE IMPACT OF RISING INTEREST RATES.

Q.    How did the Fund perform relative to its benchmarks?

A. The Old Mutual Dwight Short Term Fixed Income Fund Class Z shares posted a positive return of 2.74% for the fiscal year ended March 31, 2006, outperforming the 2.32% return of its benchmark, the Merrill Lynch 1-3 Year U.S. Treasuries Index, as well as the 2.38% return for its peer group, the Lipper Short Investment Grade Debt Funds Average. Performance for all share classes can be found on page 126.

Q.    What investment environment did the Fund face during the fiscal year?

A. The Federal Reserve raised the overnight lending rate to 4.75% from 2.75% at the start of the period, continuing to pursue a less accommodative monetary policy. Any lingering doubts whether new Federal Reserve ("Fed") Chairman Ben Bernanke would stay the course of current Fed policy were quickly dispelled as the Fed increased interest rates twice during the first quarter. U.S. Treasury yields tracked the upward trend in the Federal Funds rate, as strong economic reports and inflationary pressures during the latter part of the period pushed yields higher. The yield curve flatted over the course of the year and ultimately inverted in late December when the two-year Treasury yield exceeded the five and ten-year Treasury yields.

      Despite a series of events that threatened to derail the economic engine, business conditions generally remained positive. At different times throughout the fiscal year, rising energy prices, increasing inflationary pressures, financial difficulties at the nation's largest automakers, and devastating Gulf Coast hurricanes threatened to slow the U.S. economy. Such was not the case, however, as economic growth maintained a firm, sustainable pace.

      Even with the sizable loss of jobs in the weeks following Hurricane Katrina, the labor market performed relatively well, adding over two million new jobs for the second consecutive year. As a result, the unemployment rate fell to 4.7% in March, matching a four-year low. Inflationary pressures continue to loom as energy and commodity prices hover at relatively high levels. Housing activity remains relatively strong, although there have been signs of softening in recent months.

Q.    Which market factors influenced the Fund's relative performance?

A. Rising interest rates dampened the Fund's returns during the fiscal year. Despite the increase in yields, the Fund provided investors with a positive absolute return that outpaced the benchmark. This can be attributed to a shorter relative duration and an overweight to asset-backed and commercial mortgage-backed securities, which were the best performing non-Treasury sectors for the period.

      For most of the year the Fund's duration was positioned short of the benchmark duration. This defensive duration posture helped insulate the Fund from the adverse price impact of rising interest rates. The allocation to cash equivalents was reduced, while the allocation to spread sector product such as asset-backed securities, residential mortgage-backed securities, commercial mortgage-backed securities, and corporate bonds was increased.


Dwight Short Term Fixed Income Fund

Q.    How did portfolio composition affect Fund performance?

A. Despite heavy new issuance within the commercial mortgage-backed sector, high quality, structured fixed income securities such as asset-backed securities and commercial mortgage-backed securities enjoyed broad-based demand by investors seeking high credit quality and cash flow stability in an environment of shrinking risk premium across the fixed income asset classes. The Fund benefited from an overweight to these types of securities, which provided excess returns over similar duration U.S. Treasuries.

      The Fund's yield to maturity exceeded that of the benchmark. This is typical of a portfolio that emphasizes non-Treasury securities. Dwight believes that over time the higher yield of the Fund may contribute positively to performance. As a result, the Fund normally holds an underweight position in U.S. Treasury and Agency securities versus the benchmark. This underweight position contributed positively to Fund performance during the fiscal year, as U.S. Treasuries underperformed the non-Treasury sectors with the exception of corporates.

Q.    What is the investment outlook for the short-term bond market?

A. The strength of the economy, coupled with continued inflationary pressures and expectations for further Fed tightening, will likely push Treasury yields higher in the coming months. Given this near-term outlook, the Fund's sub-advisor expects to maintain a neutral to defensive duration posture relative to the benchmark to help mitigate the impact of rising interest rates.

      The sub-advisor expects to maintain relative overweight positions to non-Treasury securities such asset-backed securities, residential mortgage-backed securities, commercial mortgage-backed securities, and corporate bonds. Commercial mortgage-backed securities, in particular, continue to offer good relative value, as they are not subject to the event risk associated with the corporate sector or the interest rate risk associated with residential mortgage-backed securities.


THE OLD MUTUAL DWIGHT SHORT TERM FIXED INCOME FUND WAS PREVIOUSLY KNOWN AS THE DWIGHT SHORT TERM FIXED INCOME FUND. CLASS Z SHARES WERE PREVIOUSLY DESIGNATED AS PBHG SHARES.

--------------------------------------------------------------------------------
TOP TEN FIXED INCOME HOLDINGS AS OF MARCH 31, 2006 (UNAUDITED)
--------------------------------------------------------------------------------
FNMA TBA, 6.000%, 04/30/35                                                  8.3%
--------------------------------------------------------------------------------
FNMA TBA, 5.500%, 04/30/20                                                  6.6%
--------------------------------------------------------------------------------
United States Treasury Note                                                 4.0%
--------------------------------------------------------------------------------
Providian Gateway Master Trust, Ser 2004-EA, Cl A 144A                      3.3%
--------------------------------------------------------------------------------
GSR Mortgage Loan  Trust CMO, Ser 2004-12, Cl 3A3                           3.3%
--------------------------------------------------------------------------------
Carmax Auto Owner Trust ABS, Ser 2003-2, Cl A4                              3.3%
--------------------------------------------------------------------------------
Structured Asset Securities CMO, Ser 2004-21XS, Cl 2A2                      3.3%
--------------------------------------------------------------------------------
Bear Stearns Commercial Mortgage CMBS, Ser 2004-PWR3, Cl A1                 2.7%
--------------------------------------------------------------------------------
Bank of America Mortgage Securities PAC CMO, Ser 2004-3, Cl 2A14            2.5%
--------------------------------------------------------------------------------
LB-UBS Commercial Mortgage Trust CMBS, Ser 2004-C1, Cl A1                   2.4%
--------------------------------------------------------------------------------
As a % of Total Fund Investments in Fixed Income Holdings                  39.7%
--------------------------------------------------------------------------------

                                             Dwight Short Term Fixed Income Fund

OLD MUTUAL DWIGHT SHORT TERM
FIXED INCOME FUND -- continued
--------------------------------------------------------------------------------

PERFORMANCE AND PORTFOLIO SUMMARY

Average Annual Total Return as of March 31, 2006
--------------------------------------------------------------------------------

                                                                      One     Annualized   Annualized   Annualized
                                                       Inception      Year      3 Year       5 Year     Inception
                                                          Date      Return      Return       Return      to Date
------------------------------------------------------------------------------------------------------------------
Class Z                                                 08/31/99     2.74%      2.38%        3.40%        4.21%
Advisor Class                                           07/31/02     2.37%      2.13%         n/a         2.46%
Class A with load                                       07/31/03    (2.49)%      n/a          n/a         0.12%
Class A without load                                    07/31/03     2.38%       n/a          n/a         1.96%
Class C with load                                       07/31/03     0.88%       n/a          n/a         1.46%
Class C without load                                    07/31/03     1.87%       n/a          n/a         1.46%
Merrill Lynch 1-3 Year U.S. Treasuries Index            08/31/99     2.32%      1.42%        3.18%        4.24%
Lipper Short Investment Grade Debt Funds Average        08/31/99     2.38%      1.81%        3.03%        4.06%
------------------------------------------------------------------------------------------------------------------

Past performance is not a guarantee of future results. Information about these performance results and the comparative indexes can be found on pages 1-4.

On October 1, 2004, the Fund's Shareholders approved a change in the Fund's investment goal and the Fund's investment strategy was changed accordingly. The performance information prior to October 1, 2004 shown is the performance of the Fund's previous strategy, which was to seek to provide investors with a level of current income higher than that of money market funds, while attempting to preserve principal and maintain a stable NAV per share. The Fund's performance prior to October 1, 2004 may not be indicative of how it will perform in the future.

Value of a $10,000 Investment
--------------------------------------------------------------------------------

[LINE CHART OMITTED, PLOT POINTS FOLLOWS]

                OLD MUTUAL
         DWIGHT SHORT-TERM
              FIXED INCOME                   MERRILL LYNCH               LIPPER SHORT INVESTMENT
              FUND-CLASS Z  1-3 YEAR U.S. TREASURIES INDEX              GRADE DEBT FUNDS AVERAGE
8/31/1999          $10,000                         $10,000                               $10,000
3/31/2000          $10,386                         $10,252                               $10,265
3/31/2001          $11,098                         $11,237                               $11,169
3/31/2002          $11,711                         $11,843                               $11,661
3/31/2003          $12,224                         $12,598                               $12,296
3/31/2004          $12,637                         $12,889                               $12,638
3/31/2005          $12,767                         $12,845                               $12,670
3/31/2006          $13,117                         $13,142                               $12,969


Past performance is not a guarantee of future results. The graph above compares an investment made in the Fund's Class Z shares on the inception date of August 31, 1999 to an investment made in an unmanaged securities index and a mutual fund average composite on that date. Performance for the Fund's other share classes will vary due to differences in charges and expenses. The Fund's performance in this chart and the performance table assumes reinvestment of dividends and capital gain distributions but does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares.

Sector Weightings as of March 31, 2006 -- % of Total Fund Investments
(Unaudited)
--------------------------------------------------------------------------------

                                   [PIE CHART]

Asset-Backed Securities                                                    (21%)

Cash                                                                        (4%)

Commercial Mortgages                                                       (19%)

Corporate Bonds                                                            (11%)

U.S. Treasury Obligations                                                   (4%)

Mortgage Related                                                           (24%)

U.S. Government Mortgage-Backed Obligations                                (17%)

STATEMENT OF NET ASSETS
AS OF MARCH 31, 2006

--------------------------------------------------------------------------------
                                                      Face            Market
Description                                        Amount (000)     Value (000)
--------------------------------------------------------------------------------
Commercial Mortgages -- 21.9%
Bear Stearns Commercial Mortgage
   CMBS, Ser 2001-TOP4, Cl A1
   5.060%, 11/15/16                                  $ 4,753       $      4,725
Bear Stearns Commercial Mortgage
   CMBS, Ser 2003-T12, Cl A1
   2.960%, 08/13/39                                    5,241              5,027
Bear Stearns Commercial Mortgage
   CMBS, Ser 2004-PWR3, Cl A1
   3.236%, 02/11/41                                    8,308              7,947
CCS First Boston Mortgage Securities
   CMBS, Ser 2003-CK2, Cl A1
   3.006%, 03/15/36                                    3,290              3,186
CS First Boston Mortgage Securities
   CMBS, Ser 2004-C1, Cl A1
   2.254%, 01/15/37                                    1,408              1,372
JPMorgan Chase Commercial Mortgage
   CMBS, Ser 2006-CB14, Cl A1
   3.845%, 12/12/44                                    2,500              2,416
LB-UBS Commercial Mortgage Trust
   CMBS, Ser 2003-C3, Cl A1
   2.599%, 05/15/27                                    4,891              4,697
LB-UBS Commercial Mortgage Trust
   CMBS, Ser 2004-C1, Cl A1
   2.964%, 01/15/29                                    7,621              7,301
Merrill Lynch Mortgage Trust CMBS,
   Ser 2002-MW1, Cl A2
   4.929%, 07/12/34                                    7,000              6,961
Prudential Mortgage Capital Funding
   CMBS, Ser 2001-ROCK, Cl A1
   6.232%, 05/10/34                                    5,697              5,786
Wachovia Bank Commercial Mortgage
   CMBS, Ser 2004-C10, Cl A1
   3.065%, 02/15/41                                    6,648              6,384
                                                                   -------------
Total Commercial Mortgages (Cost $57,072)                                55,802
--------------------------------------------------------------------------------
Mortgage Related -- 28.7%
Bank of America Mortgage Securities
   PAC CMO, Ser 2004-3, Cl 2A14
   4.500%, 04/25/34                                    7,667              7,437
Countrywide Home Loans CMO,
   Ser 2004-13, Cl 2A17
   5.750%, 08/25/34                                    5,026              4,994
Fannie Mae Whole Loan,
   Ser 2001-W4, Cl AF5
   6.110%, 02/25/32                                    1,449              1,444
First Horizon Alternative Mortgage
   CMO, Ser 2004-AA4, Cl A1
   5.465%, 10/25/34                                    5,443              5,400
Granite Mortgages CMO,
   Ser 2004-3, Cl 1A3
   5.030%, 09/20/44                                    6,279              6,281
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                                       Face            Market
Description                                        Amount (000)    Value (000)
--------------------------------------------------------------------------------
Mortgage Related -- continued
GSR Mortgage Loan Trust CMO,
   Ser 2004-12, Cl 3A3
   4.450%, 12/25/34                                 $ 10,000       $      9,853
MLCC Mortgage Investors CMO,
   Ser 2004-1, Cl 1A
   4.616%, 12/25/34                                    7,325              7,299
Nomura Asset Acceptance Corporation
   CMO, Ser 2004-AP3, Cl A1
   5.020%, 10/25/34                                      605                605
Residential Funding Mortgage Securitues
   CMO, Ser 2004-S6, Cl 1A4
   5.500%, 06/25/34                                    6,566              6,484
Sequoia Mortgage Trust CMO,
   Ser 2004-12, Cl A1
   5.046%, 01/20/35                                    3,051              3,053
Sequoia Mortgage Trust CMO,
   Ser 2004-9, Cl A2
   5.420%, 10/20/34                                    4,765              4,774
Structured Asset Securities CMO,
   Ser 2002-21A, Cl 4A1
   5.150%, 11/25/32                                    3,423              3,412
Structured Asset Securities CMO,
   Ser 2004-21XS, Cl 2A1A
   2.860%, 12/25/34                                       46                 46
Structured Asset Securities CMO,
   Ser 2004-21XS, Cl 2A2
   3.590%, 12/25/34                                   10,000              9,770
Wells Fargo Mortgage Backed Securities
   PAC CMO, Ser 2002-18, Cl 2A4
   6.000%, 12/25/32                                    2,418              2,395
                                                                   -------------
Total Mortgage Related (Cost $74,365)                                    73,247
--------------------------------------------------------------------------------
Asset-Backed Securities -- 25.3%
Auto & Transportation -- 4.8%
Carmax Auto Owner Trust ABS,
   Ser 2003-2, Cl A4
   3.070%, 10/15/10                                   10,000              9,816
GE Corporate Aircraft Financing,
   Ser 1A, Cl A1
   4.910%, 08/25/11                                    2,303              2,303
                                                                   -------------
                                                                         12,119
--------------------------------------------------------------------------------
Credit Card -- 3.9%
Providian Gateway Master Trust,
   Ser 2004-EA, Cl A 144A
   4.879%, 11/15/11                                   10,000             10,027
--------------------------------------------------------------------------------
Home Equity Loans -- 8.6%
Ameriquest Mortgage Securities,
   Ser 2003-5I, Cl A4I
   4.272%, 07/25/33                                    1,389              1,364
--------------------------------------------------------------------------------

OLD MUTUAL DWIGHT SHORT TERM
FIXED INCOME FUND -- concluded
--------------------------------------------------------------------------------

STATEMENT OF NET ASSETS
AS OF MARCH 31, 2006

--------------------------------------------------------------------------------
                                                       Face           Market
Description                                        Amount (000)     Value (000)
--------------------------------------------------------------------------------
Home Equity Loans -- continued
EQCC Trust, Ser 2002-1, Cl 2A
   5.118%, 11/25/31                                   $   970      $        971
GMAC Mortgage Corporation Loan,
   Ser 2003-HE2, Cl A2
   3.140%, 06/25/25                                     1,024             1,018
GSAA Home Equity Trust,
   Ser 2005-12, Cl AV1
   4.950%, 09/25/35                                     2,472             2,471
Ixis Real Estate Capital Trust,
   Ser 2004-HE4, Cl A3
   5.160%, 02/25/35                                     6,391             6,399
Renaissance Home Equity Loan Trust,
   Ser 2004-4, Cl AF1
   5.020%, 02/25/35                                       289               289
Residential Asset Securities,
   Ser 2003-KS1, Cl A1
   5.230%, 01/25/33                                     2,031             2,035
Residential Funding Mortgage
   Securities, Ser 2003-HI3, Cl AI4
   4.670%, 06/25/18                                     7,348             7,261
                                                                   -------------
                                                                         21,808
--------------------------------------------------------------------------------
Other -- 8.0%
First Franklin Mortgage Loan,
   Ser 2004-FF8, Cl A24
   4.960%, 10/25/34                                       443               443
First Horizon Trust,
   Ser 2004-HE3, Cl A
   5.110%, 10/25/34                                     4,185             4,196
GMAC Mortgage Corporation Loan,
   Ser 2002-HE1, Cl A2
   5.060%, 01/25/29                                     5,706             5,712
Long Beach Mortgage Loan Trust,
   Ser 2006-WL3, Cl 2A1
   4.900%, 01/30/21                                     4,579             4,579
Oil And Gas Royalty Trust,
   Ser 2005-1A, Cl A
   5.090%, 07/28/12                                     5,476             5,433
                                                                   -------------
                                                                         20,363
                                                                   -------------
Total Asset-Backed Securities (Cost $64,647)                             64,317
--------------------------------------------------------------------------------
Corporate Bonds -- 13.0%
Capital One Financial
   8.750%, 02/01/07                                     5,000             5,134
General Electric Capital MTN, Ser A
   4.125%, 09/01/09                                     5,000             4,821
Rosyln Bancorp
   5.750%, 11/15/07                                     3,000             2,995

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                                        Face          Market
Description                                         Amount(000)     Value (000)
--------------------------------------------------------------------------------
Corporate Bonds -- continued
SBC Communications
   Capital MTN, Ser E
   7.000%, 10/01/12                                   $ 5,000      $      5,125
Southwest Gas MTN, Ser A
   6.890%, 09/24/07                                     5,000             5,103
Southwestern Bell Telephone
   6.625%, 07/15/07                                     5,000             5,068
Unitrin
   5.750%, 07/01/07                                     5,000             5,008
                                                                   -------------
Total Corporate Bonds (Cost $34,130)                                     33,254
--------------------------------------------------------------------------------
U.S. Treasury Obligations -- 4.7%
   U.S. Treasury Note
   4.250%, 11/30/07                                    12,000            11,885
                                                                   -------------
Total U.S.Treasury Obligations (Cost $11,967)                            11,885
--------------------------------------------------------------------------------
U.S. Government Mortgage-Backed Obligations --
   19.4%
FNMA
   5.500%, 08/01/17                                     4,690             4,663
FNMA TBA
   6.000%, 04/30/35                                    25,000            24,992
   5.500%, 04/30/20                                    20,000            19,875
                                                                   -------------
Total U.S. Government Mortgage-Backed
   Obligations (Cost $49,692)                                            49,530
--------------------------------------------------------------------------------
Repurchase Agreement -- 4.7%
UBS Warburg LLC
   4.790%, dated 03/31/06, to be
   repurchased on 04/03/06, repurchase
   price $12,070,096 (collateralized
   by an FNMA mortgage obligation, par value
   $12,975,000, 4.625%,
   05/01/13, total market
   value $12,310,032)(A)                               12,065            12,065
                                                                   -------------
Total Repurchase Agreement (Cost $12,065)                                12,065
--------------------------------------------------------------------------------
Total Investments -- 117.7% (Cost $303,938)                             300,100
--------------------------------------------------------------------------------
Other Assets and Liabilities -- (17.7)%
Payable for Investment Securities Purchased                             (45,026)
Payable for Fund Shares Redeemed                                           (815)
Payable for Management Fees                                                (164)
Other Assets and Liabilities, Net                                         1,033
--------------------------------------------------------------------------------
Total Other Assets and Liabilities                                      (44,972)
--------------------------------------------------------------------------------
Net Assets -- 100.0%                                               $    255,128
================================================================================

--------------------------------------------------------------------------------
Description                                                         Value (000)
--------------------------------------------------------------------------------
Net Assets:
Paid-in-Capital ($0.001 par value)                                $     262,423
Accumulated net realized loss on investments                             (3,457)
Unrealized depreciation on investments                                   (3,838)
                                                                  --------------
Net Assets                                                        $     255,128
================================================================================
Net Asset Value, Offering and Redemption
   Price Per Share -- Class Z
   ($254,300,386/26,036,223 shares)                               $        9.77
================================================================================
Net Asset Value, Offering and Redemption
   Price Per Share -- Advisor Class
   ($722,790/73,988 shares)                                       $        9.77
================================================================================
Net Asset Value and Redemption
   Price Per Share -- Class A
   ($52,742/5,400 shares)                                         $        9.77
================================================================================
Maximum Offering
   Price Per Share -- Class A
   ($9.77/95.25%)                                                 $       10.26
================================================================================
Net Asset Value and Offering
   Price Per Share -- Class C+
   ($52,052/5,329 shares)                                         $        9.77
================================================================================

+ Class C shares have a contingent deferred sales charge. For a description of a possible sales charge, please see the Fund's prospectus.

144A -- Security exempt from registration under Rule 144a of the Securities Act of 1933. This security may be resold in transactions exempt from registration, normally to qualified institutional buyers. At March 31, 2006, these securities amounted to a value of $10,027,000, representing 3.9% of net assets.

(A) -- Tri-party repurchase agreement

ABS -- Asset-Backed Security

Cl -- Class

CMBS -- Commercial Mortgage-Backed Security

CMO -- Collateralized Mortgage Obligation

FNMA -- Federal National Mortgage Association

LLC -- Limited Liability Company

MTN -- Medium Term Note

Ser -- Series

TBA -- Security traded under delayed delivery commitments settling after March
       31, 2006. Income on this security will not be earned until settle date.

Cost figures are shown with "000's" omitted.

The accompanying notes are an integral part of the financial statements.

                      [THIS PAGE INTENTIONALLY LEFT BLANK]

STATEMENTS OF ASSETS & LIABILITIES
AS OF MARCH 31, 2006

------------------------------------------------------------------------------------------------------------------------------------
                                                                         Old Mutual                          Old Mutual
                                                               Barrow Hanley Value Fund (000)    Strategic Small Company Fund (000)
------------------------------------------------------------------------------------------------------------------------------------
Assets
Investments at value (Cost $261,242 and $42,623,
   respectively)                                                       $     324,081                        $     48,394
Receivable for Investment Securities Sold                                     24,600                               2,950
Accrued Income                                                                   920                                  24
Receivable for Fund Shares Sold                                                  326                                 105
Prepaid Expenses                                                                  35                                  22
------------------------------------------------------------------------------------------------------------------------------------
     Total Assets                                                            349,962                              51,495
------------------------------------------------------------------------------------------------------------------------------------
Liabilities
Payable to Custodian for Cash Overdraft                                       24,535                                 367
Payable for Fund Shares Redeemed                                               2,351                                 233
Payable for Management Fees                                                      706                                  61
Accrued Expenses                                                                 666                                  88
Payable for Investment Securities Purchased                                       18                               1,067
Payable for Distribution Fees                                                      7                                  --
------------------------------------------------------------------------------------------------------------------------------------
     Total Liabilities                                                        28,283                               1,816
------------------------------------------------------------------------------------------------------------------------------------
Net Assets                                                             $     321,679                        $     49,679
====================================================================================================================================
Net Assets:
Paid in Capital ($0.001 par value)                                     $     187,254                        $     33,270
Undistributed net investment income                                              186                                  --
Accumulated net realized gain on investments                                  71,400                              10,638
Unrealized appreciation on investments                                        62,839                               5,771
------------------------------------------------------------------------------------------------------------------------------------
Net Assets                                                             $     321,679                        $     49,679
====================================================================================================================================
Net Asset Value, Offering and Redemption Price Per Share --
   Class Z ($311,141,948/18,736,074 shares and
   $48,107,636/2,760,033 shares, respectively)                         $       16.61                        $      17.43
====================================================================================================================================
Net Asset Value, Offering and Redemption Price Per Share --
   Advisor Class ($757,890/45,707 shares and
   $1,257,902/72,769 shares, respectively)                             $       16.58                        $      17.29
====================================================================================================================================
Net Asset Value and Redemption Price Per Share -- Class A
   ($3,790,759/228,579 shares and $232,999/13,460 shares,
   respectively)                                                       $       16.58                        $      17.31
====================================================================================================================================
Maximum Offering Price Per Share -- Class A ($16.58/94.25%
   and $17.31/94.25%, respectively)                                    $       17.59                        $      18.37
====================================================================================================================================
Net Asset Value and Offering Price Per Share -- Class C+
   ($5,988,880/365,737 shares and $80,885/4,766 shares,
   respectively)                                                       $       16.37                        $      16.97
====================================================================================================================================

+ Class C shares have a contingent deferred sales charge. For a description of a possible sales charge, please see the Fund's prospectus.

Amounts designated as "--" are either $0 or have been rounded to $0.

The accompanying notes are an integral part of the financial statements.

STATEMENTS OF OPERATIONS (000)
FOR THE YEAR ENDED MARCH 31, 2006

----------------------------------------------------------------------------------------------------
                                                                          Old Mutual
                                         Old Mutual                    Columbus Circle   Old Mutual
                                          Analytic      Old Mutual      Technology and    Emerging
                                         U.S. Long/    Barrow Hanley    Communications     Growth
                                         Short Fund     Value Fund           Fund           Fund
----------------------------------------------------------------------------------------------------
Investment Income:
   Dividends                              $   749       $   17,735       $      716      $     209
   Interest                                    39            1,305              113            142
   Less: Foreign Taxes Withheld                --              (37)             (30)            --
----------------------------------------------------------------------------------------------------
     Total Investment Income                  788           19,003              799            351
----------------------------------------------------------------------------------------------------
Expenses:
   Management Fees (See Note 3)               370           11,209            2,215          1,728
   Service Fees
     Advisor Class                             --                2                5             --
     Class A                                    1               13               --             --
     Class C                                   --               24               --             --
   Distribution Fees -- Class C                 1               73                1             --
   Directors' Fees                              4               84               23             16
   Transfer Agent Fees                        117            2,478            1,177            636
   Registration and Filing Fees                39               75               48             41
   Custodian Fees                              15               86               15             17
   Printing Fees                               14              353              110             64
   Professional Fees                           13              241               76             58
   Dividend Expense                             7               --               --             --
   Website Fees                                 2               37                9              7
   Miscellaneous Fees                           7              124               36             28
----------------------------------------------------------------------------------------------------
     Total Expenses                           590           14,799            3,715          2,595
----------------------------------------------------------------------------------------------------
Less:
   Waiver of Management Fees                  (13)            (836)             (50)           (28)
   Expense Reduction(1)                        (1)              (4)             (23)           (11)
----------------------------------------------------------------------------------------------------
     Net Expenses                             576           13,959            3,642          2,556
----------------------------------------------------------------------------------------------------
   Net Investment Income (Loss)               212            5,044           (2,843)        (2,205)
----------------------------------------------------------------------------------------------------
   Net Realized Gain from Security
     Transactions and Securities
     Sold Short                             8,135           72,769           56,163         73,060
   Net Realized Loss on Futures
     Contracts                                (13)              --               --             --
   Net Change in Unrealized
     Appreciation (Depreciation)on
     Investments and Securities
     Sold Short                            (3,433)         (43,451)          (1,413)       (27,542)
   Net Change in Unrealized
     Appreciation on Futures                  102               --               --             --
----------------------------------------------------------------------------------------------------
   Net Realized and Unrealized Gain
     on Investments                         4,791           29,318           54,750         45,518
----------------------------------------------------------------------------------------------------
   Increase in Net Assets Resulting
     from Operations                      $ 5,003       $   34,362       $   51,907      $  43,313
====================================================================================================

(1) All expense reductions are for transfer agent expenses. See Note 2 on page 154.

Amounts designated as "--" are either $0 or have been rounded to $0.

The accompanying notes are an integral part of the financial statements.

---------------------------------------------------------------------------------------------------------
                                                                                              Old Mutual
                                        Old Mutual   Old Mutual     Old Mutual    Old Mutual   Large Cap
                                          Focused      Growth      Heitman REIT   Large Cap     Growth
                                           Fund         Fund           Fund          Fund        Fund
---------------------------------------------------------------------------------------------------------
Investment Income:
   Dividends                             $   284     $    4,794     $   3,705     $   1,934    $  1,047
   Interest                                   20            311           138            73          61
   Less: Foreign Taxes Withheld               (6)           (19)          (25)          (42)        (14)
---------------------------------------------------------------------------------------------------------
     Total Investment Income                 298          5,086         3,818         1,965       1,094
---------------------------------------------------------------------------------------------------------
Expenses:
   Management Fees (See Note 3)              155          6,339         1,784           804       1,154
   Service Fees
     Advisor Class                            --             --            37             1           1
     Class A                                  --             --            --            --          --
     Class C                                  --             --             1            --          --
   Distribution Fees -- Class C               --             --             4            --           1
   Directors' Fees                             2             57            17            11          12
   Transfer Agent Fees                        81          2,237           420           336         417
   Registration and Filing Fees               35             64            54            49          49
   Custodian Fees                              5             45            17             7          15
   Printing Fees                               8            227            61            42          50
   Professional Fees                           7            224            69            30          41
   Dividend Expense                           --             --            --            --          --
   Website Fees                                1             27             9             4           5
   Miscellaneous Fees                          4            106            25            19          22
---------------------------------------------------------------------------------------------------------
     Total Expenses                          298          9,326         2,498         1,303       1,767
---------------------------------------------------------------------------------------------------------
Less:
   Waiver of Management Fees                 (14)           (79)           (3)           (6)        (15)
   Expense Reduction(1)                       (1)           (30)           (2)           (2)         (4)
---------------------------------------------------------------------------------------------------------
     Net Expenses                            283          9,217         2,493         1,295       1,748
---------------------------------------------------------------------------------------------------------
   Net Investment Income (Loss)               15         (4,131)        1,325           670        (654)
---------------------------------------------------------------------------------------------------------
   Net Realized Gain from
     Security Transactions and
     Securities Sold Short                 1,291        271,676        23,961         5,572      44,218
   Net Realized Loss on
     Futures Contracts                        --             --            --            --          --
   Net Change in Unrealized
     Appreciation
     (Depreciation)on
     Investments and
     Securities Sold Short                   569       (110,766)       32,090         2,781     (20,175)
   Net Change in Unrealized
     Appreciation on Futures                  --             --            --            --          --
---------------------------------------------------------------------------------------------------------
   Net Realized and Unrealized
     Gain on Investments                   1,860        160,910        56,051         8,353      24,043
---------------------------------------------------------------------------------------------------------
   Increase in Net Assets
     Resulting from Operations           $ 1,875     $  156,779     $  57,376     $   9,023    $ 23,389
=========================================================================================================

STATEMENTS OF OPERATIONS (000) -- concluded
FOR THE YEAR ENDED MARCH 31, 2006

---------------------------------------------------------------------------------------------------------------
                                                        Old Mutual
                                                         Large Cap
                                                          Growth      Old Mutual     Old Mutual    Old Mutual
                                                       Concentrated    Mid-Cap     Select Growth   Small Cap
                                                           Fund          Fund           Fund          Fund
---------------------------------------------------------------------------------------------------------------
Investment Income:
   Dividends                                           $        656   $    4,377   $         745   $      514
   Interest                                                     117          377             111          102
   Less: Foreign Taxes Withheld                                 (14)         (39)            (15)          (1)
---------------------------------------------------------------------------------------------------------------
      Total Investment Income                                   759        4,715             841          615
---------------------------------------------------------------------------------------------------------------

Expenses:
   Management Fees (See Note 3)                               1,410        4,232           1,496          601
   Service Fees
      Advisor Class                                              --           20              --           --
      Class A                                                    --            1              --           --
      Class C                                                    --            1              --           --
   Distribution Fees -- Class C                                   1            2              --            1
   Directors' Fees                                                9           17               9           19
   Transfer Agent Fees                                          521        1,186             659          180
   Printing Fees                                                 53          148              66           19
   Registration and Filing Fees                                  50           63              38           50
   Professional Fees                                             46          153              59           18
   Custodian Fees                                                13           39              15            5
   Website Fees                                                   5           18               5            1
   Miscellaneous Fees                                            23           62              24           10
---------------------------------------------------------------------------------------------------------------
      Total Expenses                                          2,131        5,942           2,371          904
---------------------------------------------------------------------------------------------------------------
Less:
   Waiver of Management Fees                                    (35)        (105)            (67)        (110)
   Reimbursement of Other Expenses by
      Advisor                                                    --           --              --           --
   Expense Reduction(1)                                          (8)          (5)            (11)          (2)
---------------------------------------------------------------------------------------------------------------
      Net Expenses                                            2,088        5,832           2,293          792
---------------------------------------------------------------------------------------------------------------
   Net Investment Income (Loss)                              (1,329)      (1,117)         (1,452)        (177)
---------------------------------------------------------------------------------------------------------------
   Net Realized Gain (Loss) from
      Security Transactions                                  44,639       61,229          42,134        8,427
   Payment by Affiliate                                          --           --              --           --
   Net Change in Unrealized Appreciation
      (Depreciation)on Investments                           (8,349)       9,699          (7,673)      (1,871)
   Net Change in Unrealized Appreciation
      on Futures Contracts                                       --           --              --           --
---------------------------------------------------------------------------------------------------------------
   Net Realized and Unrealized Gain
      (Loss) on Investments                                  36,290       70,928          34,461        6,556
---------------------------------------------------------------------------------------------------------------
   Increase in Net Assets Resulting from
      Operations                                       $     34,961   $   69,811   $      33,009   $    6,379
===============================================================================================================

(1) All expense reductions are for transfer agent expenses. See Note 2 on page 154.

Amounts designated as "--" are either $0 or have been rounded to $0.

The accompanying notes are an integral part of the financial statements.

--------------------------------------------------------------------------------------------------------------------------
                                                       Old Mutual                              Old Mutual     Old Mutual
                                                       Strategic    Old Mutual   Old Mutual      Dwight         Dwight
                                                         Small         TS&W         Cash      Intermediate    Short Term
                                                        Company     Small Cap     Reserves    Fixed Income   Fixed Income
                                                          Fund      Value Fund      Fund          Fund           Fund
--------------------------------------------------------------------------------------------------------------------------
Investment Income:
   Dividends                                           $      262   $      620   $       --   $         --   $         --
   Interest                                                    72           68        1,433            376         11,835
   Less: Foreign Taxes Withheld                                --           (3)          --             --             --
--------------------------------------------------------------------------------------------------------------------------
      Total Investment Income                                 334          685        1,433            376         11,835
--------------------------------------------------------------------------------------------------------------------------

Expenses:
   Management Fees (See Note 3)                               504          856          161             40          1,603
   Service Fees
      Advisor Class                                             4           --           --             --              4
      Class A                                                  --            2           --             --             --
      Class C                                                  --            2           --             --             --
   Distribution Fees -- Class C                                 1            8           --              1             --
   Directors' Fees                                             32           12            4              8             13
   Transfer Agent Fees                                        166          145          111             29            919
   Printing Fees                                               17           26           16              3             60
   Registration and Filing Fees                                46           44           17             38             78
   Professional Fees                                           22           24           13              4             98
   Custodian Fees                                               5            7            2              1             29
   Website Fees                                                 2            4            1             --             13
   Miscellaneous Fees                                           9           10            3             16            121
--------------------------------------------------------------------------------------------------------------------------
      Total Expenses                                          808        1,140          328            140          2,938
--------------------------------------------------------------------------------------------------------------------------
Less:
   Waiver of Management Fees                                  (39)         (10)          (3)           (40)          (599)
   Reimbursement of Other Expenses by
      Advisor                                                  --           --           --            (31)            --
   Expense Reduction(1)                                        (1)          (1)          (3)            --             --
--------------------------------------------------------------------------------------------------------------------------
      Net Expenses                                            768        1,129          322             69          2,339
--------------------------------------------------------------------------------------------------------------------------
   Net Investment Income (Loss)                              (434)        (444)       1,111            307          9,496
--------------------------------------------------------------------------------------------------------------------------
   Net Realized Gain (Loss) from
      Security Transactions                                16,460       11,628           (1)           (14)        (1,829)
   Payment by Affiliate                                        --           --            1             --             --
   Net Change in Unrealized
      Appreciation (Depreciation)on
      Investments                                          (6,407)       3,454           --            (83)         1,011
   Net Change in Unrealized
      Appreciation on Futures Contracts                        --           --           --             (1)            --
--------------------------------------------------------------------------------------------------------------------------
   Net Realized and Unrealized Gain
      (Loss) on Investments                                10,053       15,082           --            (98)          (818)
--------------------------------------------------------------------------------------------------------------------------
   Increase in Net Assets Resulting
      from Operations                                  $    9,619   $   14,638   $    1,111   $        209   $      8,678
==========================================================================================================================

STATEMENTS OF CHANGES IN NET ASSETS (000)

-----------------------------------------------------------------------------------------------------------------------

                                                                      Old Mutual Analytic            Old Mutual
                                                                      U.S. Long/Short Fund    Barrow Hanley Value Fund
-----------------------------------------------------------------------------------------------------------------------
                                                                     4/1/05 to   4/1/04 to    4/1/05 to     4/1/04 to
                                                                      3/31/06     3/31/05      3/31/06       3/31/05
-----------------------------------------------------------------------------------------------------------------------
Investment Activities:
   Net Investment Income (Loss)                                      $     212   $     354   $     5,044   $     4,109
   Net Realized Gain from Security Transactions,
      Securities Sold Short and Futures Contracts                        8,122       4,327        72,769        41,355
   Net Change in Unrealized Appreciation (Depreciation) on
      Investments, Securities Sold Short and Futures Contracts          (3,331)        302       (43,451)       32,281
-----------------------------------------------------------------------------------------------------------------------
   Net Increase (Decrease) in Net Assets Resulting from Operations       5,003       4,983        34,362        77,745
-----------------------------------------------------------------------------------------------------------------------
Distributions to Shareholders From:
   Net Investment Income
      Class Z                                                             (226)       (437)       (4,987)       (3,938)
      Advisor Class                                                         --          --            (4)           (2)
      Class A                                                               (2)         (1)          (19)          (10)
      Class C                                                               --          --            (2)           --
   Net Realized Gains from Security Transactions
      Class Z                                                               --          --       (24,528)      (16,581)
      Advisor Class                                                         --          --           (31)          (18)
      Class A                                                               --          --          (160)          (82)
      Class C                                                               --          --          (349)         (134)
-----------------------------------------------------------------------------------------------------------------------
   Total Distributions                                                    (228)       (438)      (30,080)      (20,765)
-----------------------------------------------------------------------------------------------------------------------
Capital Share Transactions:(1)
   Class Z
   Shares Issued                                                         3,384       8,096       145,913       554,700
   Shares Issued upon Reinvestment of Distributions                        222         430        28,626        19,907
   Redemption Fees(2)                                                       --          --             1             2
   Shares Redeemed                                                     (35,779)    (23,493)   (1,241,864)     (384,908)
-----------------------------------------------------------------------------------------------------------------------
   Total Class Z Transactions                                          (32,173)    (14,967)   (1,067,324)      189,701
-----------------------------------------------------------------------------------------------------------------------
   Advisor Class
   Shares Issued                                                            --          --            85         1,112
   Shares Issued upon Reinvestment of Distributions                         --          --            28            18
   Shares Redeemed                                                          --          --          (249)       (1,021)
-----------------------------------------------------------------------------------------------------------------------
   Total Advisor Class Transactions                                         --          --          (136)          109
-----------------------------------------------------------------------------------------------------------------------
   Class A
   Shares Issued                                                           243         167         1,762         3,977
   Shares Issued upon Reinvestment of Distributions                          1           1           145            81
   Shares Redeemed                                                         (72)        (94)       (3,969)       (1,062)
-----------------------------------------------------------------------------------------------------------------------
   Total Class A Transactions                                              172          74        (2,062)        2,996
-----------------------------------------------------------------------------------------------------------------------
   Class C
   Shares Issued                                                            66           5         2,109         7,461
   Shares Issued upon Reinvestment of Distributions                         --          --           337           126
   Shares Redeemed                                                         (10)         --        (6,585)         (881)
-----------------------------------------------------------------------------------------------------------------------
   Total Class C Transactions                                               56           5        (4,139)        6,706
-----------------------------------------------------------------------------------------------------------------------
   Increase (Decrease) in Net Assets Derived from Capital Share
      Transactions                                                     (31,945)    (14,888)   (1,073,661)      199,512
-----------------------------------------------------------------------------------------------------------------------
   Total Increase (Decrease) in Net Assets                             (27,170)    (10,343)   (1,069,379)      256,492
-----------------------------------------------------------------------------------------------------------------------
Net Assets:
   Beginning of Year                                                    55,485      65,828     1,391,058     1,134,566
-----------------------------------------------------------------------------------------------------------------------
   End of Year                                                       $  28,315   $  55,485   $   321,679   $ 1,391,058
=======================================================================================================================
   Undistributed Net Investment Income -- End of Year                $      41   $      54   $       186   $       154
=======================================================================================================================

(1) See Note 5 on page 162.

(2) See Note 2 on page 151.

Amounts designated as "--" are either $0 or have been rounded to $0.

The accompanying notes are an integral part of the financial statements.

-----------------------------------------------------------------------------------------------------------------------
                                                                      Old Mutual Columbus
                                                                     Circle Technology and           Old Mutual
                                                                      Communications Fund       Emerging Growth Fund
-----------------------------------------------------------------------------------------------------------------------
                                                                     4/1/05 to   4/1/04 to    4/1/05 to     4/1/04 to
                                                                      3/31/06     3/31/05      3/31/06       3/31/05
-----------------------------------------------------------------------------------------------------------------------
Investment Activities:
   Net Investment Income (Loss)                                      $  (2,843)  $  (3,494)  $    (2,205)  $    (2,990)
   Net Realized Gain from Security Transactions,
      Securities Sold Short and Futures Contracts                       56,163       4,653        73,060        19,793
   Net Change in Unrealized Appreciation (Depreciation) on
      Investments, Securities Sold Short and Futures Contracts          (1,413)    (11,062)      (27,542)      (24,338)
-----------------------------------------------------------------------------------------------------------------------
   Net Increase (Decrease) in Net Assets Resulting from Operations      51,907      (9,903)       43,313        (7,535)
-----------------------------------------------------------------------------------------------------------------------
Distributions to Shareholders From:
   Net Investment Income
      Class Z                                                               --          --            --            --
      Advisor Class                                                         --          --            --            --
      Class A                                                               --          --            --            --
      Class C                                                               --          --            --            --
   Net Realized Gains from Security Transactions
      Class Z                                                               --          --            --            --
      Advisor Class                                                         --          --            --            --
      Class A                                                               --          --            --            --
      Class C                                                               --          --            --            --
-----------------------------------------------------------------------------------------------------------------------
   Total Distributions                                                      --          --            --            --
-----------------------------------------------------------------------------------------------------------------------
Capital Share Transactions:(1)
   Class Z
   Shares Issued                                                        14,586      17,197        15,518        24,509
   Shares Issued upon Reinvestment of Distributions                         --          --            --            --
   Redemption Fees(2)                                                       --           1            --            --
   Shares Redeemed                                                     (73,197)    (92,058)      (60,903)     (110,861)
-----------------------------------------------------------------------------------------------------------------------
   Total Class Z Transactions                                          (58,611)    (74,860)      (45,385)      (86,352)
-----------------------------------------------------------------------------------------------------------------------
   Advisor Class
   Shares Issued                                                           303       2,477            --            --
   Shares Issued upon Reinvestment of Distributions                         --          --            --            --
   Shares Redeemed                                                      (9,056)     (7,829)           --            --
-----------------------------------------------------------------------------------------------------------------------
   Total Advisor Class Transactions                                     (8,753)     (5,352)           --            --
-----------------------------------------------------------------------------------------------------------------------
   Class A
   Shares Issued                                                            --          --            --            --
   Shares Issued upon Reinvestment of Distributions                         --          --            --            --
   Shares Redeemed                                                          --          --            --            --
-----------------------------------------------------------------------------------------------------------------------
   Total Class A Transactions                                               --          --            --            --
-----------------------------------------------------------------------------------------------------------------------
   Class C
   Shares Issued                                                            56          --            25            --
   Shares Issued upon Reinvestment of Distributions                         --          --            --            --
   Shares Redeemed                                                          --          --            (1)           --
-----------------------------------------------------------------------------------------------------------------------
   Total Class C Transactions                                               56          --            24            --
-----------------------------------------------------------------------------------------------------------------------
   Increase (Decrease) in Net Assets Derived from Capital Share
      Transactions                                                     (67,308)    (80,212)      (45,361)      (86,352)
-----------------------------------------------------------------------------------------------------------------------
   Total Increase (Decrease) in Net Assets                             (15,401)    (90,115)       (2,048)      (93,887)
-----------------------------------------------------------------------------------------------------------------------
Net Assets:
   Beginning of Year                                                   238,410     328,525       184,396       278,283
-----------------------------------------------------------------------------------------------------------------------
   End of Year                                                       $ 223,009   $ 238,410   $   182,348   $   184,396
=======================================================================================================================
   Undistributed Net Investment Income -- End of Year                $      --   $      --   $        --   $        --
=======================================================================================================================

-----------------------------------------------------------------------------------------------------------------------

                                                                          Old Mutual                 Old Mutual
                                                                         Focused Fund               Growth Fund
-----------------------------------------------------------------------------------------------------------------------
                                                                     4/1/05 to   4/1/04 to    4/1/05 to     4/1/04 to
                                                                      3/31/06     3/31/05      3/31/06       3/31/05
-----------------------------------------------------------------------------------------------------------------------
Investment Activities:
   Net Investment Income (Loss)                                      $    15     $      88   $    (4,131)  $    (9,801)
   Net Realized Gain from Security Transactions,
      Securities Sold Short and Futures Contracts                        1,291       1,915       271,676        67,243
   Net Change in Unrealized Appreciation (Depreciation) on
      Investments, Securities Sold Short and Futures Contracts             569        (350)     (110,766)      (64,751)
-----------------------------------------------------------------------------------------------------------------------
   Net Increase (Decrease) in Net Assets Resulting from Operations       1,875       1,653       156,779        (7,309)
-----------------------------------------------------------------------------------------------------------------------
Distributions to Shareholders From:
   Net Investment Income
      Class Z                                                              (88)         --            --            --
      Advisor Class                                                         --          --            --            --
      Class A                                                               --          --            --            --
      Class C                                                               --          --            --            --
   Net Realized Gains from Security Transactions
      Class Z                                                               --          --            --            --
      Advisor Class                                                         --          --            --            --
      Class A                                                               --          --            --            --
      Class C                                                               --          --            --            --
-----------------------------------------------------------------------------------------------------------------------
   Total Distributions                                                     (88)         --            --            --
-----------------------------------------------------------------------------------------------------------------------
Capital Share Transactions:(1)
   Class Z
   Shares Issued                                                         4,046       2,981        31,455        37,804
   Shares Issued upon Reinvestment of Distributions                         85          --            --            --
   Redemption Fees(2)                                                       --          --            --             1
   Shares Redeemed                                                      (8,065)    (11,475)     (247,566)     (303,633)
-----------------------------------------------------------------------------------------------------------------------
   Total Class Z Transactions                                           (3,934)     (8,494)     (216,111)     (265,828)
-----------------------------------------------------------------------------------------------------------------------
   Advisor Class
   Shares Issued                                                            --          --            11           971
   Shares Issued upon Reinvestment of Distributions                         --          --            --            --
   Shares Redeemed                                                          --          --           (84)      (40,263)
-----------------------------------------------------------------------------------------------------------------------
   Total Advisor Class Transactions                                         --          --           (73)      (39,292)
-----------------------------------------------------------------------------------------------------------------------
   Class A
   Shares Issued                                                            --          --           149            --
   Shares Issued upon Reinvestment of Distributions                         --          --            --            --
   Shares Redeemed                                                          --          --            --            --
-----------------------------------------------------------------------------------------------------------------------
   Total Class A Transactions                                               --          --           149            --
-----------------------------------------------------------------------------------------------------------------------
   Class C
   Shares Issued                                                            --          --            --            --
   Shares Issued upon Reinvestment of Distributions                         --          --            --            --
   Shares Redeemed                                                          --          --            --            --
-----------------------------------------------------------------------------------------------------------------------
   Total Class C Transactions                                               --          --            --            --
-----------------------------------------------------------------------------------------------------------------------
   Increase (Decrease) in Net Assets Derived from Capital Share
      Transactions                                                      (3,934)     (8,494)     (216,035)     (305,120)
-----------------------------------------------------------------------------------------------------------------------
   Total Increase (Decrease) in Net Assets                              (2,147)     (6,841)      (59,256)     (312,429)
-----------------------------------------------------------------------------------------------------------------------
Net Assets:
   Beginning of Year                                                    19,849      26,690       715,132     1,027,561
-----------------------------------------------------------------------------------------------------------------------
   End of Year                                                       $  17,702   $  19,849   $   655,876   $   715,132
=======================================================================================================================
   Undistributed Net Investment Income -- End of Year                $      15   $      88   $        --   $        --
=======================================================================================================================

-------------------------------------------------------------------------------------------------------------------------------
                                                                             Old Mutual                    Old Mutual
                                                                          Heitman REIT Fund              Large Cap Fund
-------------------------------------------------------------------------------------------------------------------------------
                                                                      4/1/05 to      4/1/04 to     4/1/05 to       4/1/04 to
                                                                       3/31/06        3/31/05       3/31/06         3/31/05
-------------------------------------------------------------------------------------------------------------------------------
Investment Activities:
   Net Investment Income (Loss)                                            1,325   $      3,667   $       670   $        1,145
   Net Realized Gain from Security Transactions                           23,961         12,851         5,572           13,041
   Net Change in Unrealized Appreciation (Depreciation)
      on Investments                                                      32,090         (3,522)        2,781          (10,070)
-------------------------------------------------------------------------------------------------------------------------------
   Net Increase (Decrease) in Net Assets Resulting from Operations        57,376         12,996         9,023            4,116
-------------------------------------------------------------------------------------------------------------------------------
Distributions to Shareholders From:
   Net Investment Income
      Class Z                                                             (2,656)        (3,336)         (563)          (1,533)
      Advisor Class                                                         (183)          (327)           (1)              (4)
      Class A                                                                 (2)            (1)           --               (1)
      Class C                                                                 (3)            (3)           --               --
   Return of Capital
      Class Z                                                             (1,435)            --            --               --
      Advisor Class                                                         (126)            --            --               --
      Class A                                                                 (2)            --            --               --
      Class C                                                                 (4)            --            --               --
   Net Realized Gains from Security Transactions
      Class Z                                                            (18,311)       (10,792)           --               --
      Advisor Class                                                       (1,478)        (1,123)           --               --
      Class A                                                                (19)            (5)           --               --
      Class C                                                                (58)           (17)           --               --
-------------------------------------------------------------------------------------------------------------------------------
   Total Distributions                                                   (24,277)       (15,604)         (564)          (1,538)
-------------------------------------------------------------------------------------------------------------------------------
Capital Share Transactions:(1)
   Class Z
   Shares Issued                                                          64,538         70,538         4,770           12,152
   Shares Issued upon Reinvestment of Distributions                       16,893         10,021           549            1,491
   Redemption Fees(2)                                                          1              8            --               --
   Shares Redeemed                                                       (73,651)       (66,994)      (52,480)        (108,886)
-------------------------------------------------------------------------------------------------------------------------------
   Total Class Z Transactions                                              7,781         13,573       (47,161)         (95,243)
-------------------------------------------------------------------------------------------------------------------------------
   Advisor Class
   Shares Issued                                                           1,294            821           130              152
   Shares Issued upon Reinvestment of Distributions                        1,761          1,421             1                4
   Shares Redeemed                                                        (4,010)        (5,876)         (252)            (437)
-------------------------------------------------------------------------------------------------------------------------------
   Total Advisor Class Transactions                                         (955)        (3,634)         (121)            (281)
-------------------------------------------------------------------------------------------------------------------------------
   Class A
   Shares Issued                                                             266             --            --               --
   Shares Issued upon Reinvestment of Distributions                           23              6            --               --
   Shares Redeemed                                                          (125)            --            --               --
-------------------------------------------------------------------------------------------------------------------------------
   Total Class A Transactions                                                164              6            --               --
-------------------------------------------------------------------------------------------------------------------------------
   Class C
   Shares Issued                                                             318             61            --               --
   Shares Issued upon Reinvestment of Distributions                           64             19            --               --
   Shares Redeemed                                                          (149)            --            --               --
-------------------------------------------------------------------------------------------------------------------------------
   Total Class C Transactions                                                233             80            --               --
-------------------------------------------------------------------------------------------------------------------------------
   Increase (Decrease) in Net Assets Derived from
      Capital Share Transactions                                           7,223         10,025       (47,282)         (95,524)
-------------------------------------------------------------------------------------------------------------------------------
   Total Increase (Decrease) in Net Assets                                40,322          7,417       (38,823)         (92,946)
-------------------------------------------------------------------------------------------------------------------------------
Net Assets:
   Beginning of Year                                                     159,278        151,861       122,595          215,541
-------------------------------------------------------------------------------------------------------------------------------
   End of Year                                                       $   199,600   $    159,278   $    83,772   $      122,595
===============================================================================================================================
   Undistributed Net Investment Income -- End of Year                $         3   $      1,180   $       106   $           --
===============================================================================================================================

(1)   See Note 5 on page 162.

(2)   See Note 2 on page 151.

Amounts designated as "--" are either $0 or have been rounded to $0.

The accompanying notes are an integral part of the financial statements.

-------------------------------------------------------------------------------------------------------------------------------
                                                                             Old Mutual               Old Mutual Large Cap
                                                                       Large Cap Growth Fund        Growth Concentrated Fund
-------------------------------------------------------------------------------------------------------------------------------
                                                                      4/1/05 to      4/1/04 to     4/1/05 to       4/1/04 to
                                                                       3/31/06        3/31/05       3/31/06         3/31/05
-------------------------------------------------------------------------------------------------------------------------------
Investment Activities:
   Net Investment Income (Loss)                                      $      (654)  $       (725)  $    (1,329)  $       (1,232)
   Net Realized Gain from Security Transactions                           44,218          9,830        44,639           13,105
   Net Change in Unrealized Appreciation (Depreciation)
      on Investments                                                     (20,175)       (13,947)       (8,349)         (24,364)
-------------------------------------------------------------------------------------------------------------------------------
   Net Increase (Decrease) in Net Assets Resulting from Operations        23,389         (4,842)       34,961          (12,491)
-------------------------------------------------------------------------------------------------------------------------------
Distributions to Shareholders From:
   Net Investment Income
      Class Z                                                                 --             --            --               --
      Advisor Class                                                           --             --            --               --
      Class A                                                                 --             --            --               --
      Class C                                                                 --             --            --               --
   Return of Capital
      Class Z                                                                 --             --            --               --
      Advisor Class                                                           --             --            --               --
      Class A                                                                 --             --            --               --
      Class C                                                                 --             --            --               --
   Net Realized Gains from Security Transactions                              --             --            --               --
      Class Z                                                                 --             --            --               --
      Advisor Class                                                           --             --            --               --
      Class A                                                                 --             --            --               --
      Class C
-------------------------------------------------------------------------------------------------------------------------------
   Total Distributions                                                        --             --            --               --
-------------------------------------------------------------------------------------------------------------------------------
Capital Share Transactions:(1)
   Class Z
   Shares Issued                                                           9,188         20,396         7,318            8,562
   Shares Issued upon Reinvestment of Distributions                           --             --            --               --
   Redemption Fees(2)                                                         --             --             1                4
   Shares Redeemed                                                       (65,055)       (56,319)      (55,290)         (59,936)
-------------------------------------------------------------------------------------------------------------------------------
   Total Class Z Transactions                                            (55,867)       (35,923)      (47,971)         (51,370)
-------------------------------------------------------------------------------------------------------------------------------
   Advisor Class
   Shares Issued                                                              69            112             8               24
   Shares Issued upon Reinvestment of Distributions                           --             --            --               --
   Shares Redeemed                                                          (102)          (327)          (29)              (7)
-------------------------------------------------------------------------------------------------------------------------------
   Total Advisor Class Transactions                                          (33)          (215)          (21)              17
-------------------------------------------------------------------------------------------------------------------------------
   Class A
   Shares Issued                                                              --             --            46               --
   Shares Issued upon Reinvestment of Distributions                           --             --            --               --
   Shares Redeemed                                                            --            (20)          (29)              --
-------------------------------------------------------------------------------------------------------------------------------
   Total Class A Transactions                                                 --            (20)           17               --
-------------------------------------------------------------------------------------------------------------------------------
   Class C
   Shares Issued                                                              --             13            32               11
   Shares Issued upon Reinvestment of Distributions                           --             --            --               --
   Shares Redeemed                                                            --             --            --               --
-------------------------------------------------------------------------------------------------------------------------------
   Total Class C Transactions                                                 --             13            32               11
-------------------------------------------------------------------------------------------------------------------------------
   Increase (Decrease) in Net Assets Derived from
      Capital Share Transactions                                         (55,900)       (36,145)      (47,943)         (51,342)
-------------------------------------------------------------------------------------------------------------------------------
   Total Increase (Decrease) in Net Assets                               (32,511)       (40,987)      (12,982)         (63,833)
-------------------------------------------------------------------------------------------------------------------------------
Net Assets:
   Beginning of Year                                                     144,395        185,382       153,436          217,269
-------------------------------------------------------------------------------------------------------------------------------
   End of Year                                                       $   111,884   $    144,395   $   140,454   $      153,436
===============================================================================================================================
   Undistributed Net Investment Income -- End of Year                $        --   $         --   $        --   $           --
===============================================================================================================================

-------------------------------------------------------------------------------------------------------------------------------
                                                                              Old Mutual                   Old Mutual
                                                                             Mid-Cap Fund              Select Growth Fund
-------------------------------------------------------------------------------------------------------------------------------
                                                                      4/1/05 to      4/1/04 to     4/1/05 to      4/1/04 to
                                                                       3/31/06        3/31/05       3/31/06        3/31/05
-------------------------------------------------------------------------------------------------------------------------------
Investment Activities:
   Net Investment Income (Loss)                                      $    (1,117)  $       (826)  $    (1,452)  $       (2,579)
   Net Realized Gain from Security Transactions                           61,229         56,606        42,134           15,386
   Net Change in Unrealized Appreciation (Depreciation)
      on Investments                                                       9,699        (15,726)       (7,673)         (21,263)
-------------------------------------------------------------------------------------------------------------------------------
   Net Increase (Decrease) in Net Assets Resulting from Operations        69,811         40,054        33,009           (8,456)
-------------------------------------------------------------------------------------------------------------------------------
   Distributions to Shareholders From:
   Net Investment Income
      Class Z                                                               (316)            --            --               --
      Advisor Class                                                           --             --            --               --
      Class A                                                                 --             --            --               --
      Class C                                                                 --             --            --               --
   Return of Capital
      Class Z                                                                 --             --            --               --
      Advisor Class                                                           --             --            --               --
      Class A                                                                 --             --            --               --
      Class C                                                                 --             --            --               --
   Net Realized Gains from Security Transactions
      Class Z                                                            (33,271)       (39,243)           --               --
      Advisor Class                                                         (638)          (611)           --               --
      Class A                                                                (19)           (21)           --               --
      Class C                                                                (22)            (9)           --               --
-------------------------------------------------------------------------------------------------------------------------------
      Total Distributions                                                (34,266)       (39,884)           --               --
-------------------------------------------------------------------------------------------------------------------------------
Capital Share Transactions:(1)
   Class Z
   Shares Issued                                                          49,050        106,495         7,038            6,180
   Shares Issued upon Reinvestment of Distributions                       32,457         37,961            --               --
   Redemption Fees(2)                                                         --              3            --                2
   Shares Redeemed                                                      (168,036)      (141,549)      (53,496)         (65,149)
-------------------------------------------------------------------------------------------------------------------------------
   Total Class Z Transactions                                            (86,529)         2,910       (46,458)         (58,967)
-------------------------------------------------------------------------------------------------------------------------------
   Advisor Class
   Shares Issued                                                           2,379          3,466            --               --
   Shares Issued upon Reinvestment of Distributions                          638            611            --               --
   Shares Redeemed                                                        (4,898)        (2,109)           --               --
-------------------------------------------------------------------------------------------------------------------------------
   Total Advisor Class Transactions                                       (1,881)         1,968            --               --
-------------------------------------------------------------------------------------------------------------------------------
   Class A
   Shares Issued                                                              34             95            --               --
   Shares Issued upon Reinvestment of Distributions                           16             18            --               --
   Shares Redeemed                                                          (128)           (45)           --               --
-------------------------------------------------------------------------------------------------------------------------------
   Total Class A Transactions                                                (78)            68            --               --
-------------------------------------------------------------------------------------------------------------------------------
   Class C
   Shares Issued                                                              97             76            --               --
   Shares Issued upon Reinvestment of Distributions                           20              9            --               --
   Shares Redeemed                                                           (10)            (7)           --               --
-------------------------------------------------------------------------------------------------------------------------------
   Total Class C Transactions                                                107             78            --               --
-------------------------------------------------------------------------------------------------------------------------------
   Increase (Decrease) in Net Assets Derived from
      Capital Share Transactions                                         (88,381)         5,024       (46,458)         (58,967)
-------------------------------------------------------------------------------------------------------------------------------
   Total Increase (Decrease) in Net Assets                               (52,836)         5,194       (13,449)         (67,423)
-------------------------------------------------------------------------------------------------------------------------------
Net Assets:
   Beginning of Year                                                     464,500        459,306       163,719          231,142
-------------------------------------------------------------------------------------------------------------------------------
   End of Year                                                       $   411,664   $    464,500   $   150,270   $      163,719
===============================================================================================================================
   Undistributed Net Investment Income -- End of Year                $        --   $         --   $        --   $           --
===============================================================================================================================

STATEMENTS OF CHANGES IN NET ASSETS (000) -- concluded

-----------------------------------------------------------------------------------------------------------------

                                                                    Old Mutual            Old Mutual Strategic
                                                                  Small Cap Fund           Small Company Fund
-----------------------------------------------------------------------------------------------------------------
                                                              4/1/05 to    4/1/04 to    4/1/05 to    4/1/04 to
                                                               3/31/06      3/31/05      3/31/06      3/31/05
-----------------------------------------------------------------------------------------------------------------
Investment Activities:
   Net Investment Income (Loss)                               $    (177)   $    (769)   $    (434)   $    (706)
   Net Realized Gain (Loss) from Security Transactions            8,427       14,973       16,460       11,011
   Net Realized Loss on Termination of Wrapper Contracts(1)          --           --           --           --
   Net Increase from Payments by Affiliate(1)                        --           --           --           --
   Net Change in Unrealized Appreciation (Depreciation)
     on Investments and Futures Contracts                        (1,871)     (11,089)      (6,407)      (7,871)
-----------------------------------------------------------------------------------------------------------------
   Net Increase in Net Assets Resulting from Operations           6,379        3,115        9,619        2,434
-----------------------------------------------------------------------------------------------------------------
Distributions to Shareholders From:
   Net Investment Income
     Class Z                                                         --           --           --           --
     Advisor Class                                                   --           --           --           --
     Class A                                                         --           --           --           --
     Class C                                                         --           --           --           --
   Net Realized Gains from Security Transactions
     Class Z                                                         --           --           --           --
     Advisor Class                                                   --           --           --           --
     Class A                                                         --           --           --           --
     Class C                                                         --           --           --           --
-----------------------------------------------------------------------------------------------------------------
   Total Distributions                                               --           --           --           --
-----------------------------------------------------------------------------------------------------------------
Capital Share Transactions:(2)
   Class Z
   Shares Issued                                                  2,686        6,637        4,977        8,434
   Shares Issued upon Reinvestment of Distributions                  --           --           --           --
   Redemption Fees(3)                                                --           --           --           --
   Shares Redeemed                                              (19,733)     (51,678)     (17,342)     (29,474)
-----------------------------------------------------------------------------------------------------------------
   Total Class Z Transactions                                   (17,047)     (45,041)     (12,365)     (21,040)
-----------------------------------------------------------------------------------------------------------------
   Advisor Class
   Shares Issued                                                     --           67          613          410
   Shares Issued upon Reinvestment of Distributions                  --           --           --           --
   Redemption Fees(3)                                                --           --           --           --
   Shares Redeemed                                                  (14)        (146)      (1,163)        (709)
-----------------------------------------------------------------------------------------------------------------
   Total Advisor Class Transactions                                 (14)         (79)        (550)        (299)
-----------------------------------------------------------------------------------------------------------------
   Class A
   Shares Issued                                                      9           10          139           --
   Shares Issued upon Reinvestment of Distributions                  --           --           --           --
   Shares Redeemed                                                   --           --           --           (6)
-----------------------------------------------------------------------------------------------------------------
   Total Class A Transactions                                         9           10          139           (6)
-----------------------------------------------------------------------------------------------------------------
   Class C
   Shares Issued                                                      4            5           --            7
   Shares Issued upon Reinvestment of Distributions                  --           --           --           --
   Shares Redeemed                                                   (4)          --           --           --
-----------------------------------------------------------------------------------------------------------------
   Total Class C Transactions                                        --            5           --            7
-----------------------------------------------------------------------------------------------------------------
   Increase (Decrease) in Net Assets Derived from Capital
     Share Transactions                                         (17,052)     (45,105)     (12,776)     (21,338)
-----------------------------------------------------------------------------------------------------------------
   Total Increase (Decrease) in Net Assets                      (10,673)     (41,990)      (3,157)     (18,904)
-----------------------------------------------------------------------------------------------------------------
Net Assets:
   Beginning of Year                                             60,724      102,714       52,836       71,740
-----------------------------------------------------------------------------------------------------------------
   End of Year                                                $  50,051    $  60,724    $  49,679    $  52,836
=================================================================================================================
   Accumulated Net Investment Loss/Distributions in Excess
     of Net Investment Income -- End of Year                  $      --    $      --    $      --    $      --
=================================================================================================================

(1)   See Note 2 on page 151.

(2)   See Note 5 on page 162.

(3)   See Note 2 on page 151.

Amounts designated as "--" are either $0 or have been rounded to $0.

The accompanying notes are an integral part of the financial statements.

-----------------------------------------------------------------------------------------------------------------

                                                                  Old Mutual TS&W             Old Mutual
                                                               Small Cap Value Fund       Cash Reserves Fund
-----------------------------------------------------------------------------------------------------------------
                                                              4/1/05 to    4/1/04 to    4/1/05 to    4/1/04 to
                                                               3/31/06      3/31/05      3/31/06      3/31/05
-----------------------------------------------------------------------------------------------------------------
Investment Activities:
   Net Investment Income (Loss)                               $    (444)   $    (418)   $   1,111    $     418
   Net Realized Gain (Loss) from Security Transactions           11,628        1,308           (1)          --
   Net Realized Loss on Termination of Wrapper Contracts(1)          --           --           --           --
   Net Increase from Payments by Affiliate(1)                        --           --            1           --
   Net Change in Unrealized Appreciation (Depreciation)
     on Investments and Futures Contracts                         3,454       12,155           --           --
-----------------------------------------------------------------------------------------------------------------
   Net Increase in Net Assets Resulting from Operations          14,638       13,045        1,111          418
-----------------------------------------------------------------------------------------------------------------
Distributions to Shareholders From:
   Net Investment Income
     Class Z                                                         --           --       (1,111)        (418)
     Advisor Class                                                   --           --           --           --
     Class A                                                         --           --           --           --
     Class C                                                         --           --           --           --
   Net Realized Gains from Security Transactions
     Class Z                                                     (6,016)      (1,329)          --           --
     Advisor Class                                                   --           --           --           --
     Class A                                                        (81)          (9)          --           --
     Class C                                                        (96)          (9)          --           --
-----------------------------------------------------------------------------------------------------------------
   Total Distributions                                           (6,193)      (1,347)      (1,111)        (418)
-----------------------------------------------------------------------------------------------------------------
Capital Share Transactions:(2)
   Class Z
   Shares Issued                                                  7,301       72,818       22,814       31,515
   Shares Issued upon Reinvestment of Distributions               5,699        1,284        1,206          341
   Redemption Fees(3)                                                --           10           --           --
   Shares Redeemed                                              (44,708)     (19,475)     (31,237)     (44,041)
-----------------------------------------------------------------------------------------------------------------
   Total Class Z Transactions                                   (31,708)      54,637       (7,217)     (12,185)
-----------------------------------------------------------------------------------------------------------------
   Advisor Class
   Shares Issued                                                     --           --           --           --
   Shares Issued upon Reinvestment of Distributions                  --           --           --           --
   Redemption Fees(3)                                                --           --           --           --
   Shares Redeemed                                                   --           --           --           --
-----------------------------------------------------------------------------------------------------------------
   Total Advisor Class Transactions                                  --           --           --           --
-----------------------------------------------------------------------------------------------------------------
   Class A
   Shares Issued                                                     43          647           --           --
   Shares Issued upon Reinvestment of Distributions                  81            9           --           --
   Shares Redeemed                                                  (82)         (88)          --           --
-----------------------------------------------------------------------------------------------------------------
   Total Class A Transactions                                        42          568           --           --
-----------------------------------------------------------------------------------------------------------------
   Class C
   Shares Issued                                                     30          793           --           --
   Shares Issued upon Reinvestment of Distributions                  96            9           --           --
   Shares Redeemed                                                 (115)         (14)          --           --
-----------------------------------------------------------------------------------------------------------------
   Total Class C Transactions                                        11          788           --           --
-----------------------------------------------------------------------------------------------------------------
   Increase (Decrease) in Net Assets Derived from Capital
     Share Transactions                                         (31,655)      55,993       (7,217)     (12,185)
-----------------------------------------------------------------------------------------------------------------
   Total Increase (Decrease) in Net Assets                      (23,210)      67,691       (7,217)     (12,185)
-----------------------------------------------------------------------------------------------------------------
Net Assets:
   Beginning of Year                                             93,595       25,904       41,720       53,905
-----------------------------------------------------------------------------------------------------------------
   End of Year                                                $  70,385    $  93,595    $  34,503    $  41,720
=================================================================================================================
   Accumulated Net Investment Loss/Distributions in Excess
     of Net Investment Income -- End of Year                  $      (5)   $      (3)   $      --    $      --
=================================================================================================================

------------------------------------------------------------------------------------------------------------------
                                                                     Old Mutual                 Old Mutual
                                                                Dwight Intermediate         Dwight Short Term
                                                                 Fixed Income Fund          Fixed Income Fund
------------------------------------------------------------------------------------------------------------------
                                                               4/1/05 to    4/1/04 to    4/1/05 to    4/1/04 to
                                                                3/31/06      3/31/05      3/31/06      3/31/05
------------------------------------------------------------------------------------------------------------------
Investment Activities:
   Net Investment Income (Loss)                                $     307    $     234    $   9,496    $    20,930
   Net Realized Gain (Loss) from Security Transactions               (14)          42       (1,829)         4,207
   Net Realized Loss on Termination of Wrapper Contracts(1)           --           --           --        (15,258)
   Net Increase from Payments by Affiliate(1)                         --           --           --          7,420
   Net Change in Unrealized Appreciation (Depreciation)
     on Investments and Futures Contracts                            (84)         (23)       1,011         (1,671)
------------------------------------------------------------------------------------------------------------------
   Net Increase in Net Assets Resulting from Operations              209          253        8,678         15,628
------------------------------------------------------------------------------------------------------------------
Distributions to Shareholders From:
   Net Investment Income
     Class Z                                                        (307)        (239)      (9,693)       (23,747)
     Advisor Class                                                    --           --          (43)          (135)
     Class A                                                          (2)          (2)          (1)            (1)
     Class C                                                          (2)          (1)          (1)            (1)
   Net Realized Gains from Security Transactions
     Class Z                                                         (18)        (132)          --         (2,441)
     Advisor Class                                                    --           --           --            (18)
     Class A                                                          --           (1)          --             --
     Class C                                                          --           (2)          --             --
------------------------------------------------------------------------------------------------------------------
   Total Distributions                                              (329)        (377)      (9,738)       (26,343)
------------------------------------------------------------------------------------------------------------------
Capital Share Transactions:(2)
   Class Z
   Shares Issued                                                   1,802        2,628       18,620        240,141
   Shares Issued upon Reinvestment of Distributions                  321          369        9,654         25,737
   Redemption Fees(3)                                                 --           --           --             72
   Shares Redeemed                                                (1,688)      (1,949)    (165,034)    (1,287,429)
------------------------------------------------------------------------------------------------------------------
   Total Class Z Transactions                                        435        1,048     (136,760)    (1,021,479)
------------------------------------------------------------------------------------------------------------------
   Advisor Class
   Shares Issued                                                      --           --            2          2,081
   Shares Issued upon Reinvestment of Distributions                   --           --           41            142
   Redemption Fees(3)                                                 --           --           --             (6)
   Shares Redeemed                                                    --           --       (1,678)        (7,858)
------------------------------------------------------------------------------------------------------------------
   Total Advisor Class Transactions                                   --           --       (1,635)        (5,641)
------------------------------------------------------------------------------------------------------------------
   Class A
   Shares Issued                                                      --           --           --             --
   Shares Issued upon Reinvestment of Distributions                    2            3            1              1
   Shares Redeemed                                                    --           --           --             --
------------------------------------------------------------------------------------------------------------------
   Total Class A Transactions                                          2            3            1              1
------------------------------------------------------------------------------------------------------------------
   Class C
   Shares Issued                                                      32           --           --             --
   Shares Issued upon Reinvestment of Distributions                    2            2            1              1
   Shares Redeemed                                                   (45)          --           --             --
------------------------------------------------------------------------------------------------------------------
   Total Class C Transactions                                        (11)           2            1              1
------------------------------------------------------------------------------------------------------------------
   Increase (Decrease) in Net Assets Derived from Capital
     Share Transactions                                              426        1,053     (138,393)    (1,027,118)
------------------------------------------------------------------------------------------------------------------
   Total Increase (Decrease) in Net Assets                           306          929     (139,453)    (1,037,833)
------------------------------------------------------------------------------------------------------------------
Net Assets:
   Beginning of Year                                               7,425        6,496      394,581      1,432,414
------------------------------------------------------------------------------------------------------------------
   End of Year                                                 $   7,731    $   7,425    $ 255,128    $   394,581
==================================================================================================================
   Accumulated Net Investment Loss/Distributions in Excess of
     Net Investment Income -- End of Year                      $      --    $      --    $      --    $        (5)
==================================================================================================================

FINANCIAL HIGHLIGHTS
FOR A SHARE OUTSTANDING THROUGHOUT EACH YEAR OR PERIOD ENDED MARCH 31, (UNLESS OTHERWISE NOTED)

                   Net                     Realized and
                  Asset         Net         Unrealized                 Distributions   Distributions
                  Value      Investment      Gains or       Total        from Net          from
                Beginning      Income        (Losses)        from       Investment        Capital         Total        Redemption
                of Period      (Loss)     on Securities   Operations      Income           Gains       Distributions      Fees
---------------------------------------------------------------------------------------------------------------------------------
OLD MUTUAL ANALYTIC U.S. LONG/SHORT FUND

Class Z
2006             $ 10.60    $ 0.05 (1)       $ 1.13         $ 1.18        $(0.08)             --          $(0.08)         --**
2005                9.84      0.06 (1)         0.77           0.83         (0.07)             --           (0.07)         --
2004                7.35      0.05 (1)         2.48           2.53         (0.04)             --           (0.04)         --
2003               10.42      0.06            (3.06)         (3.00)        (0.07)             --           (0.07)         --
2002 (2)           10.33      0.02             0.07           0.09            --              --              --          --
2001 (3)           11.09      0.07            (0.76)         (0.69)        (0.07)             --           (0.07)         --

Class A
2006             $ 10.58    $ 0.03 (1)       $ 1.13         $ 1.16        $(0.06)             --          $(0.06)         --
2005                9.83      0.04 (1)         0.77           0.81         (0.06)             --           (0.06)         --
2004 +++            8.66      0.03 (1)         1.18           1.21         (0.04)             --           (0.04)         --

Class C
2006             $ 10.53    $(0.05) (1)      $ 1.12         $ 1.07            --              --              --          --
2005                9.81     (0.04) (1)        0.76           0.72            --              --              --          --
2004 +++            8.66     (0.02) (1)        1.18           1.16        $(0.01)             --          $(0.01)         --
---------------------------------------------------------------------------------------------------------------------------------

OLD MUTUAL BARROW HANLEY VALUE FUND

Class Z
2006             $ 16.65    $ 0.09 (1)       $ 0.68         $ 0.77        $(0.14)         $(0.67)         $(0.81)         --**
2005               15.88      0.06 (1)         0.99           1.05         (0.05)          (0.23)          (0.28)         --
2004               11.84      0.05 (1)         4.07           4.12         (0.06)          (0.02)          (0.08)         --
2003               16.40      0.14            (4.31)         (4.17)        (0.15)          (0.24)          (0.39)         --
2002 (4)           15.92      0.20             2.34           2.54         (0.14)          (1.92)          (2.06)         --
2001 (5)           10.87      0.21             5.49           5.70         (0.21)          (0.44)          (0.65)         --

Advisor Class
2006             $ 16.62    $ 0.07 (1)       $ 0.65         $ 0.72        $(0.09)         $(0.67)         $(0.76)         --
2005               15.86      0.01 (1)         1.01           1.02         (0.03)          (0.23)          (0.26)         --
2004 ++++          14.23      0.04 (1)         1.66           1.70         (0.05)          (0.02)          (0.07)         --

Class A
2006             $ 16.62    $ 0.06 (1)       $ 0.65         $ 0.71        $(0.08)         $(0.67)         $(0.75)         --
2005               15.86      0.02 (1)         1.00           1.02         (0.03)          (0.23)          (0.26)         --
2004 +++           14.22      0.03 (1)         1.69           1.72         (0.06)          (0.02)          (0.08)         --

Class C
2006             $ 16.46    $(0.06) (1)      $ 0.64         $ 0.58            --**        $(0.67)         $(0.67)         --
2005               15.80     (0.11) (1)        1.00           0.89            --           (0.23)          (0.23)         --
2004 +++           14.22     (0.05) (1)        1.69           1.64        $(0.04)          (0.02)          (0.06)         --
---------------------------------------------------------------------------------------------------------------------------------

                                                                                     Ratio
                                                                                  of Expenses
                                                                                   to Average
                                                                                   Net Assets
                                                                                   (Excluding
                                                                  Ratio of Net      Waivers,
                    Net                    Net                     Investment       Expenses
                   Asset                 Assets        Ratio         Income         Borne by
                   Value                   End      of Expenses      (Loss)         Advisor      Portfolio
                    End       Total     of Period    to Average    to Average     and Expense     Turnover
                 of Period   Return       (000)      Net Assets    Net Assets    Reduction)^^^     Rate
----------------------------------------------------------------------------------------------------------
OLD MUTUAL ANALYTIC U.S. LONG/SHORT FUND

Class Z
2006             $ 11.70      11.16%   $   27,771      1.27%         0.47%            1.30%       208.15%
2005               10.60       8.49%       55,219      1.28%         0.57%            1.28%       173.71%
2004                9.84      34.50%       65,668      1.24%         0.59%            1.25%       267.41%
2003                7.35     (28.83)%      53,983      1.19%         0.62%            1.31%       212.69%
2002 (2)           10.42       0.89%+     101,615      0.99%*        0.63%*           1.33%*       65.99%+
2001 (3)           10.33      (6.22)%      95,031      0.99%         0.64%            1.09%       229.00%

Class A
2006             $ 11.68      10.97%   $      387      1.49%         0.29%            1.54%       208.15%
2005               10.58       8.21%          177      1.53%         0.38%            1.53%       173.71%
2004 +++            9.83      13.95%+          82      1.48%*        0.41%*           1.49%*      267.41%+

Class C
2006             $ 11.60      10.16%   $      157      2.25%        (0.50)%           2.29%       208.15%
2005               10.53       7.34%           89      2.28%        (0.42)%           2.28%       173.71%
2004 +++            9.81      13.41%+          78      2.23%*       (0.35)%*          2.24%*      267.41%+
----------------------------------------------------------------------------------------------------------

OLD MUTUAL BARROW HANLEY VALUE FUND

Class Z
2006             $ 16.61       4.69%   $  311,142      1.37%         0.51%            1.45%        26.88%
2005               16.65       6.64%    1,374,194      1.44%         0.34%            1.46%        20.03%
2004               15.88      34.82%    1,128,195      1.48%         0.36%            1.49%        24.31%
2003               11.84     (25.73)%     647,508      1.45%         1.00%            1.52%        50.05%
2002 (4)           16.40      17.48%+     621,735      1.40%*        1.26%*           1.44%*       39.02%+
2001 (5)           15.92      53.22%      272,069      1.40%         1.41%            1.41%       111.00%

Advisor Class
2006             $ 16.58       4.39%   $      758      1.59%         0.44%            1.64%        26.88%
2005               16.62       6.41%          894      1.69%         0.09%            1.71%        20.03%
2004 ++++          15.86      11.97%+         723      1.75%*        0.35%*           1.76%*       24.31%+

Class A
2006             $ 16.58       4.34%   $    3,791      1.59%         0.38%            1.66%        26.88%
2005               16.62       6.41%        5,827      1.69%         0.12%            1.71%        20.03%
2004 +++           15.86      12.07%+       2,555      1.75%*        0.25%*           1.76%*       24.31%+

Class C
2006             $ 16.37       3.58%   $    5,988      2.35%        (0.37)%           2.42%        26.88%
2005               16.46       5.62%       10,143      2.44%        (0.65)%           2.46%        20.03%
2004 +++           15.80      11.56%+       3,093      2.50%*       (0.48)%*          2.51%*       24.31%+
----------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of the financial statements.

                      Net                    Realized and
                     Asset                    Unrealized                  Distributions   Distributions
                     Value         Net          Gains or        Total        from Net          from
                   Beginning    Investment      (Losses)        from        Investment       Capital          Total       Redemption
                   of Period       Loss      on Securities   Operations       Income          Gains       Distributions      Fees
------------------------------------------------------------------------------------------------------------------------------------
OLD MUTUAL COLUMBUS CIRCLE TECHNOLOGY AND COMMUNICATIONS FUND

   Class Z
   2006             $ 10.40    $(0.14) (1)      $ 2.78         $ 2.64           --              --              --           --**
   2005               10.77     (0.13) (1)       (0.24)         (0.37)          --              --              --           --
   2004                7.31     (0.14) (1)        3.60           3.46           --              --              --           --
   2003               14.79     (0.11) (1)       (7.37)         (7.48)          --              --              --           --
   2002               19.70     (0.21) (1)       (4.70)         (4.91)          --              --              --           --

   Advisor Class
   2006             $ 10.29    $(0.16) (1)      $ 2.75         $ 2.59           --              --              --           --
   2005               10.68     (0.15) (1)       (0.24)         (0.39)          --              --              --           --
   2004                7.27     (0.16) (1)        3.57           3.41           --              --              --           --
   2003               14.75     (0.13) (1)       (7.35)         (7.48)          --              --              --           --
   2002               19.70     (0.23) (1)       (4.72)         (4.95)          --              --              --           --

   Class A
   2006             $ 10.36    $(0.17) (1)      $ 2.77         $ 2.60           --              --              --           --
   2005               10.75     (0.15) (1)       (0.24)         (0.39)          --              --              --           --
   2004 ++             9.69     (0.08) (1)        1.14           1.06           --              --              --           --

   Class C
   2006             $ 10.24    $(0.25) (1)      $ 2.73         $ 2.48           --              --              --           --
   2005               10.71     (0.23) (1)       (0.24)         (0.47)          --              --              --           --
   2004 ++             9.69     (0.13) (1)        1.15           1.02           --              --              --           --
------------------------------------------------------------------------------------------------------------------------------------

OLD MUTUAL EMERGING GROWTH FUND

   Class Z
   2006             $ 12.42    $(0.17) (1)      $ 3.58         $ 3.41           --              --              --           --**
   2005               12.66     (0.16) (1)       (0.08)         (0.24)          --              --              --           --
   2004                7.94     (0.16) (1)        4.88           4.72           --              --              --           --
   2003               14.23     (0.14)           (6.15)         (6.29)          --              --              --           --
   2002               15.96     (0.17) (1)       (1.56)         (1.73)          --              --              --           --

   Class A
   2006             $ 12.36    $(0.20) (1)      $ 3.55         $ 3.35           --              --              --           --**
   2005               12.63     (0.19) (1)       (0.08)         (0.27)          --              --              --           --
   2004 ++            12.03     (0.10) (1)        0.70           0.60           --              --              --           --

   Class C
   2006             $ 12.22    $(0.30) (1)      $ 3.50         $ 3.20           --              --              --           --
   2005               12.59     (0.28) (1)       (0.09)         (0.37)          --              --              --           --
   2004 ++            12.03     (0.15) (1)        0.71           0.56           --              --              --           --
------------------------------------------------------------------------------------------------------------------------------------

                                                                                      Ratio
                                                                                   of Expenses
                                                                                    to Average
                                                                                    Net Assets
                                                                                    (Excluding
                                                                                     Waivers,
                      Net                    Net                    Ratio of Net     Expenses
                     Asset                  Assets       Ratio       Investment       Borne
                     Value                   End      of Expenses       Loss        by Advisor     Portfolio
                      End        Total    of Period    to Average     to Average    and Expense     Turnover
                   of Period    Return      (000)      Net Assets     Net Assets   Reduction)^^^      Rate
------------------------------------------------------------------------------------------------------------
OLD MUTUAL COLUMBUS CIRCLE TECHNOLOGY AND COMMUNICATIONS FUND

   Class Z
   2006              $13.04     25.38%    $ 222,617      1.59%        (1.24)%          1.62%        104.99%
   2005               10.40     (3.44)%     229,768      1.64%        (1.22)%          1.64%         63.05%
   2004               10.77     47.33%      314,112      1.66%        (1.40)%          1.67%        135.24%
   2003                7.31    (50.57)%     262,244      1.54%        (1.24)%          1.54%        261.67%
   2002               14.79    (24.92)%     581,091      1.39%        (1.17)%          1.39%        185.33%

   Advisor Class
   2006              $12.88     25.17%    $     201      1.87%        (1.50)%          1.88%        104.99%
   2005               10.29     (3.65)%       8,536      1.89%        (1.45)%          1.89%         63.05%
   2004               10.68     46.91%       14,303      1.90%        (1.64)%          1.91%        135.24%
   2003                7.27    (50.71)%       7,285      1.79%        (1.47)%          1.79%        261.67%
   2002               14.75    (25.13)%      10,288      1.64%        (1.42)%          1.64%        185.33%

   Class A
   2006              $12.96     25.10%    $      67      1.83%        (1.48)%          1.87%        104.99%
   2005               10.36     (3.63)%          53      1.90%        (1.47)%          1.90%         63.05%
   2004 ++            10.75     10.94%+          55      1.86%*       (1.56)%*         1.87%*       135.24%+

   Class C
   2006              $12.72     24.22%    $     124      2.57%        (2.19)%          2.61%        104.99%
   2005               10.24     (4.39)%          53      2.65%        (2.22)%          2.65%         63.05%
   2004 ++            10.71     10.53%+          55      2.61%*       (2.31)%*         2.62%*       135.24%+
------------------------------------------------------------------------------------------------------------

OLD MUTUAL EMERGING GROWTH FUND

   Class Z
   2006              $15.83     27.46%    $ 182,191      1.43%        (1.23)%          1.45%        157.70%
   2005               12.42     (1.90)%     184,294      1.46%        (1.36)%          1.47%         68.28%
   2004               12.66     59.45%      278,178      1.40%        (1.30)%          1.41%         96.38%
   2003                7.94    (44.20)%     201,460      1.55%        (1.44)%          1.55%        218.32%
   2002               14.23    (10.84)%     408,161      1.39%        (1.06)%          1.39%        150.95%

   Class A
   2006              $15.71     27.10%    $      65      1.68%        (1.48)%          1.70%        157.70%
   2005               12.36     (2.14)%          51      1.71%        (1.61)%          1.72%         68.28%
   2004 ++            12.63      4.99+%          53      1.62%*       (1.57)%*         1.63%*        96.38%+

   Class C
   2006              $15.42     26.19%    $      92      2.41%        (2.21)%          2.44%        157.70%
   2005               12.22     (2.94)%          51      2.46%        (2.36)%          2.47%         68.28%
   2004 ++            12.59      4.66%+          52      2.37%*       (2.32)%*         2.38%*        96.38%+
------------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of the financial statements.

FOR A SHARE OUTSTANDING THROUGHOUT EACH YEAR OR PERIOD ENDED MARCH 31, (UNLESS OTHERWISE NOTED)

                 Net                        Realized and
                Asset          Net           Unrealized                   Distributions  Distributions
                Value       Investment        Gains or          Total        from Net       from
              Beginning       Income          (Losses)          from        Investment     Capital          Total        Redemption
              of Period       (Loss)       on Securities     Operations       Income        Gains       Distributions       Fees
-----------------------------------------------------------------------------------------------------------------------------------
OLD MUTUAL FOCUSED FUND

   Class Z
   2006       $   18.61     $    0.02(1)   $       1.82      $    1.84      $   (0.09)            --      $   (0.09)          --**
   2005           17.19          0.07(1)           1.35           1.42             --             --             --           --
   2004           12.01         (0.02)(1)          5.20           5.18             --             --             --           --
   2003           16.20         (0.02)            (4.17)         (4.19)            --             --             --           --
   2002           17.41         (0.04)(1)         (1.03)         (1.07)         (0.06)     $   (0.08)         (0.14)          --

   Class A
   2006       $   18.55     $   (0.03)(1)  $       1.81      $    1.78      $   (0.04)            --      $   (0.04)          --
   2005           17.17          0.03(1)           1.35           1.38             --             --             --           --
   2004 ++        14.79         (0.03)(1)          2.41           2.38             --             --             --           --

   Class C
   2006       $   18.34     $   (0.17)(1)  $       1.78      $    1.61             --             --             --           --
   2005           17.10         (0.10)(1)          1.34           1.24             --             --             --           --
   2004 ++        14.79         (0.09)(1)          2.40           2.31             --             --             --           --
-----------------------------------------------------------------------------------------------------------------------------------

OLD MUTUAL GROWTH FUND

   Class Z
   2006       $   18.36     $   (0.12)(1)  $       4.97      $    4.85             --             --             --           --**
   2005           18.34         (0.19)(1)          0.21           0.02             --             --             --           --
   2004           13.90         (0.20)(1)          4.64           4.44             --             --             --           --
   2003           18.94         (0.17)(1)         (4.87)         (5.04)            --             --             --           --
   2002           21.74         (0.20)(1)         (2.60)         (2.80)            --             --             --           --

   Advisor Class
   2006       $   17.94     $   (0.18)(1)  $       4.86      $    4.68             --             --             --           --
   2005           17.98         (0.24)(1)          0.20          (0.04)            --             --             --           --
   2004           13.66         (0.24)(1)          4.56           4.32             --             --             --           --
   2003           18.66         (0.21)(1)         (4.79)         (5.00)            --             --             --           --
   2002           21.46         (0.26)(1)         (2.54)         (2.80)            --             --             --           --

   Class A
   2006       $   18.29     $   (0.14)(1)  $       4.92      $    4.78             --             --             --           --
   2005           18.32         (0.25)(1)          0.22          (0.03)            --             --             --           --
   2004 ++        16.68         (0.13)(1)          1.77           1.64             --             --             --           --

   Class C
   2006       $   18.09     $   (0.30)(1)  $       4.85      $    4.55             --             --             --           --
   2005           18.25         (0.38)(1)          0.22          (0.16)            --             --             --           --
   2004 ++        16.68         (0.20)(1)          1.77           1.57             --             --             --           --
-----------------------------------------------------------------------------------------------------------------------------------

                                                                                                     Ratio of
                                                                                                     Expenses
                                                                                                    to Average
                                                                                                    Net Assets
                                                                                Ratio of Net        (Excluding
                       Net                           Net                         Investment          Waivers,
                      Asset                        Assets           Ratio          Income         Expenses Borne
                      Value                          End         of Expenses       (Loss)           by Advisor       Portfolio
                       End            Total       of Period      to Average      to Average        and Expense       Turnover
                    of Period        Return         (000)        Net Assets      Net Assets       Reduction)^^^        Rate
-------------------------------------------------------------------------------------------------------------------------------
OLD MUTUAL FOCUSED FUND

   Class Z
   2006             $    20.36        9.88%       $   17,566        1.39%           0.08%              1.47%          110.47%
   2005                  18.61        8.26%           19,724        1.49%           0.42%              1.62%          192.04%
   2004                  17.19       43.13%           26,574        1.50%          (0.15)%             1.54%          240.63%
   2003                  12.01      (25.86)%          23,293        1.50%          (0.23)%             1.50%          281.70%
   2002                  16.20       (6.18)%          34,675        1.37%          (0.24)%             1.37%          433.98%

   Class A
   2006             $    20.29        9.59%       $       69        1.64%          (0.15)%             1.72%          110.47%
   2005                  18.55        8.04%               63        1.74%           0.20%              1.87%          192.04%
   2004 ++               17.17       16.09%+              58        1.77%*         (0.36)%*            1.85%*         240.63%+

   Class C
   2006             $    19.95        8.78%       $       67        2.39%          (0.90)%             2.47%          110.47%
   2005                  18.34        7.25%               62        2.49%          (0.55)%             2.62%          192.04%
   2004 ++               17.10       15.62%+              58        2.52%*         (1.11)%*            2.60%*         240.63%+
------------------------------------------------------------------------------------------------------------------------------

OLD MUTUAL GROWTH FUND

   Class Z
   2006             $    23.21       26.42%       $  655,520        1.35%          (0.61)%             1.37%          102.94%
   2005                  18.36        0.11%          714,903        1.40%          (1.16)%             1.40%           36.93%
   2004                  18.34       31.94%          986,917        1.38%          (1.16)%             1.39%          163.61%
   2003                  13.90      (26.61)%       1,118,887        1.42%          (1.12)%             1.42%          167.87%
   2002                  18.94      (12.88)%       1,925,422        1.33%          (0.95)%             1.33%          170.67%

   Advisor Class
   2006             $    22.62       26.09%       $       64        1.61%          (0.93)%             1.63%          102.94%
   2005                  17.94       (0.22)%             120        1.65%          (1.39)%             1.65%           36.93%
   2004                  17.98       31.63%           40,534        1.63%          (1.42)%             1.64%          163.61%
   2003                  13.66      (26.80)%          33,619        1.67%          (1.37)%             1.67%          167.87%
   2002                  18.66      (13.05)%          50,259        1.58%          (1.20)%             1.58%          170.67%

   Class A
   2006             $    23.07       26.13%       $      224        1.55%          (0.67)%             1.57%          102.94%
   2005                  18.29       (0.16)%              55        1.65%          (1.41)%             1.65%           36.93%
   2004 ++               18.32        9.83%+              55        1.61%*         (1.42)%*            1.62%*         163.61%+

   Class C
   2006             $    22.64       25.15%       $       68        2.34%          (1.53)%             2.36%          102.94%
   2005                  18.09       (0.88)%              54        2.40%          (2.16)%             2.40%           36.93%
   2004 ++               18.25        9.41%+              55        2.36%*         (2.17)%*            2.37%*         163.61%+
------------------------------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of the financial statements.

                                          Realized and
                    Net                    Unrealized
                   Asset        Net         Gains or                     Distributions    Distributions
                   Value    Investment      (Losses)           Total        from Net          from        Return
                 Beginning    Income           on              from        Investment        Capital        of          Total
                 of Period    (Loss)       Securities       Operations       Income           Gains       Capital   Distributions
----------------------------------------------------------------------------------------------------------------------------------
OLD MUTUAL HEITMAN REIT FUND

   Class Z
   2006          $   11.77  $    0.10 (1)  $       4.07      $     4.17   $       (0.19)   $       (1.36)  $ (0.11)  $      (1.66)
   2005              11.66       0.30 (1)          1.01^^^^        1.31           (0.29)           (0.91)       --          (1.20)
   2004               8.06       0.31 (1)          3.80            4.11           (0.34)           (0.12)    (0.05)(7)      (0.51)
   2003               9.58       0.30 (1)         (0.87)          (0.57)          (0.31)           (0.61)    (0.03)(7)      (0.95)
   2002 (14)          8.78       0.09              0.80            0.89           (0.09)              --        --          (0.09)
   2001 (3,6)         9.56       0.47              0.46            0.93           (0.45)           (1.21)    (0.05)(7)      (1.71)

   Advisor Class
   2006          $   11.72  $    0.06 (1)  $       4.06      $     4.12   $       (0.16)   $       (1.36)  $ (0.11)  $      (1.63)
   2005              11.61       0.26 (1)          1.02^^^^        1.28           (0.26)           (0.91)       --          (1.17)
   2004               8.03       0.30 (1)          3.76            4.06           (0.31)           (0.12)    (0.05)(7)      (0.48)
   2003               9.55       0.27 (1)         (0.86)          (0.59)          (0.30)           (0.61)    (0.02)(7)      (0.93)
   2002 (14)          8.75       0.09              0.79            0.88           (0.08)              --        --          (0.08)
   2001 (3,6)         9.55       0.43              0.45            0.88           (0.43)           (1.21)    (0.04)(7)      (1.68)

   Class A
   2006          $   11.77  $    0.07 (1)  $       4.07      $     4.14   $       (0.16)   $       (1.36)  $ (0.11)  $      (1.63)
   2005              11.66       0.27 (1)          1.01^^^^        1.28           (0.26)           (0.91)       --          (1.17)
   2004 ++            9.84       0.14 (1)          2.02            2.16           (0.20)           (0.12)    (0.02)(7)      (0.34)

   Class C
   2006          $   11.75  $   (0.04) (1) $       4.08      $     4.04   $       (0.07)   $       (1.36)  $ (0.11)  $      (1.54)
   2005              11.65       0.18 (1)          1.01^^^^        1.19           (0.18)           (0.91)       --          (1.09)
   2004 ++            9.84       0.03 (1)          2.09            2.12           (0.17)           (0.12)    (0.02)(7)      (0.31)
----------------------------------------------------------------------------------------------------------------------------------

OLD MUTUAL LARGE CAP FUND

   Class Z
   2006          $   12.13  $    0.08 (1)  $       0.99      $     1.07   $       (0.07)              --        --   $      (0.07)
   2005              11.93       0.08 (1)          0.25            0.33           (0.13)              --        --          (0.13)
   2004               9.50       0.15 (1)          2.43            2.58           (0.15)              --        --          (0.15)
   2003              13.34       0.13 (1)         (3.82)          (3.69)          (0.15)              --        --          (0.15)
   2002              13.90       0.03 (1)         (0.57)          (0.54)          (0.02)              --        --          (0.02)

   Advisor Class
   2006          $   12.10  $    0.05 (1)  $       0.98      $     1.03   $       (0.04)              --        --   $      (0.04)
   2005              11.89       0.05 (1)          0.25            0.30           (0.09)              --        --          (0.09)
   2004               9.48       0.12 (1)          2.42            2.54           (0.13)              --        --          (0.13)
   2003              13.30       0.09 (1)         (3.79)          (3.70)          (0.12)              --        --          (0.12)
   2002              13.88         -- (1)         (0.58)          (0.58)             --               --        --             --

   Class A
   2006          $   12.12  $    0.05 (1)  $       0.99      $     1.04   $       (0.04)              --        --   $      (0.04)
   2005              11.92       0.06 (1)          0.24            0.30           (0.10)              --        --          (0.10)
   2004 ++           11.08       0.05 (1)          0.93            0.98           (0.14)              --        --          (0.14)

   Class C
   2006          $   12.09  $   (0.05) (1) $       0.98      $     0.93              --               --        --             --
   2005              11.89      (0.03) (1)         0.25            0.22   $       (0.02)              --        --   $      (0.02)
   2004 ++           11.08       0.01 (1)          0.92            0.93           (0.12)              --        --          (0.12)
----------------------------------------------------------------------------------------------------------------------------------

                                                                                                      Ratio
                                                                                                   of Expenses
                                                                                                    to Average
                                                                                                    Net Assets
                                                                                        Ratio       (Excluding
                                                                                       of Net        Waivers,
                                       Net                   Net                     Investment   Expenses Borne
                                      Asset                 Assets        Ratio        Income      by Advisor,
                                      Value                  End       of Expenses     (Loss)     Reimbursements   Portfolio
                       Redemption      End     Total      of Period    to Average    to Average    and Expense     Turnover
                          Fees      of Period  Return        (000)     Net Assets    Net Assets   Reduction)^^^      Rate
-----------------------------------------------------------------------------------------------------------------------------
OLD MUTUAL HEITMAN REIT FUND

   Class Z
   2006                    --**    $    14.28   37.47%    $  182,951      1.31%        0.73%           1.31%         69.95%
   2005                    --           11.77   10.96%       145,088      1.31%        2.52%           1.31%         82.58%
   2004                    --           11.66   52.08%       133,980      1.30%        3.15%           1.31%         78.20%
   2003                    --            8.06   (5.73)%       70,039      1.27%        3.42%           1.33%        110.81%
   2002 (14)               --            9.58   10.11%+       76,679      1.36%*       4.20%*          1.47%*        25.08%+
   2001 (3,6)              --            8.78   10.41%        61,378      1.14%        4.57%           1.14%        139.00%

   Advisor Class
   2006                    --      $    14.21   37.13%    $   15,849      1.56%        0.46%           1.56%         69.95%
   2005                    --           11.72   10.73%        13,886      1.56%        2.25%           1.56%         82.58%
   2004                    --           11.61   51.66%        17,664      1.55%        3.04%           1.56%         78.20%
   2003                    --            8.03   (5.99)%       14,578      1.52%        3.15%           1.58%        110.81%
   2002 (14)               --            9.55   10.08% +      19,738      1.61%*       3.86%*          1.72%*        25.08%+
   2001 (3,6)              --            8.75    9.88%(8)     18,858      1.62%        4.07%           1.62%        139.00%

   Class A
   2006                    --      $    14.28   37.16%    $      267      1.56%        0.54%            1.56%         69.95%
   2005                    --           11.77   10.70%            68      1.56%        2.27%            1.56%         82.58%
   2004 ++                 --           11.66   22.35%+           61      1.56%*       2.63%*           1.57%*        78.20%+

   Class C
   2006                    --      $    14.25   36.17%    $      533      2.31%       (0.28)%           2.31%         69.95%
   2005                    --           11.75    9.88%           236      2.31%        1.54%            2.31%         82.58%
   2004 ++                 --           11.65   21.90%+          156      2.30%*       0.63%*           2.31%*        78.20%+
-----------------------------------------------------------------------------------------------------------------------------

OLD MUTUAL LARGE CAP FUND

   Class Z
   2006                    -- **   $    13.13    8.86%    $   83,294      1.23%        0.64%           1.24%         77.33%
   2005                    --           12.13    2.73%       122,043      1.21%        0.69%           1.21%        152.98%
   2004                    --           11.93   27.20%       214,710      1.20%        1.34%           1.21%        252.96%
   2003                    --            9.50  (27.73)%      283,989      1.20%        1.18%           1.20%        428.30%
   2002                    --           13.34   (3.86)%      524,236      1.14%        0.24%           1.14%        947.66%

   Advisor Class
   2006                    --      $    13.09    8.51%    $      358      1.48%        0.40%           1.49%         77.33%
   2005                    --           12.10    2.53%           441      1.46%        0.44%           1.46%        152.98%
   2004                    --           11.89   26.81%           723      1.45%        1.03%           1.46%        252.96%
   2003                    --            9.48  (27.86)%          451      1.45%        0.86%           1.45%        428.30%
   2002                    --           13.30   (4.15)%          195      1.39%       (0.04)%          1.39%        947.66%

   Class A
   2006                    --      $    13.12    8.61%    $       61      1.48%        0.38%           1.49%         77.33%
   2005                    --           12.12    2.50%            56      1.46%        0.47%           1.46%        152.98%
   2004 ++                 --           11.92    8.91%+           54      1.45%*       0.86%*          1.46%*       252.96%+

   Class C
   2006                    --      $    13.02    7.69%    $       59      2.23%       (0.37)%          2.24%         77.33%
   2005                    --           12.09    1.81%            55      2.21%       (0.29)%          2.21%        152.98%
   2004 ++                 --           11.89    8.49%+           54      2.20%*       0.11%*          2.21%*       252.96%+
-----------------------------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of the financial statements.

FOR A SHARE OUTSTANDING THROUGHOUT EACH YEAR OR PERIOD ENDED MARCH 31, (UNLESS OTHERWISE NOTED)

                      Net                  Realized and
                     Asset                  Unrealized                 Distributions   Distributions
                     Value       Net         Gains or        Total       from Net          from
                   Beginning  Investment     (Losses)        from       Investment        Capital          Total       Redemption
                   of Period   Loss (1)   on Securities   Operations      Income           Gains       Distributions      Fees
---------------------------------------------------------------------------------------------------------------------------------
OLD MUTUAL LARGE CAP GROWTH FUND

   Class Z
   2006             $ 19.20    $ (0.10)    $     3.72      $   3.62          --              --              --           --**
   2005               19.80      (0.08)         (0.52)        (0.60)         --              --              --           --
   2004               15.10      (0.15)          4.85          4.70          --              --              --           --
   2003               19.67      (0.11)         (4.46)        (4.57)         --              --              --           --
   2002               22.90      (0.14)         (3.09)        (3.23)         --              --              --           --

   Advisor Class
   2006             $ 18.99    $ (0.15)    $     3.68      $   3.53          --              --              --           --
   2005               19.64      (0.14)         (0.51)        (0.65)         --              --              --           --
   2004               15.02      (0.19)          4.81          4.62          --              --              --           --
   2003               19.62      (0.15)         (4.45)        (4.60)         --              --              --           --
   2002               22.89      (0.19)         (3.08)        (3.27)         --              --              --           --

   Class A
   2006             $ 19.12    $ (0.15)    $     3.70      $   3.55          --              --              --           --
   2005               19.77      (0.14)         (0.51)        (0.65)         --              --              --           --
   2004 +++           17.45      (0.14)          2.46          2.32          --              --              --           --

   Class C
   2006             $ 18.88    $ (0.30)    $     3.64      $   3.34          --              --              --           --
   2005               19.67      (0.27)         (0.52)        (0.79)         --              --              --           --
   2004 +++           17.45      (0.23)          2.45          2.22          --              --              --           --

 --------------------------------------------------------------------------------------------------------------------------------

OLD MUTUAL LARGE CAP GROWTH CONCENTRATED FUND

   Class Z
   2006             $ 14.03    $ (0.14)    $     3.89      $   3.75          --              --              --           --**
   2005               15.12      (0.09)         (1.00)        (1.09)         --              --              --           --
   2004               11.35      (0.17)          3.94          3.77          --              --              --           --
   2003               15.15      (0.09)         (3.71)        (3.80)         --              --              --           --
   2002               17.81      (0.11)         (2.55)        (2.66)         --              --              --           --

   Advisor Class
   2006             $ 13.89    $ (0.18)    $     3.84      $   3.66          --              --              --           --
   2005               15.01      (0.13)         (0.99)        (1.12)         --              --              --           --
   2004               11.30      (0.21)          3.92          3.71          --              --              --           --
   2003               15.10      (0.12)         (3.68)        (3.80)         --              --              --           --
   2002               17.80      (0.16)         (2.54)        (2.70)         --              --              --           --

   Class A
   2006             $ 13.97    $ (0.17)    $     3.86      $   3.69          --              --              --           --
   2005               15.10      (0.13)         (1.00)        (1.13)         --              --              --           --
   2004 ++            13.31      (0.12)          1.91          1.79          --              --              --           --

   Class C
   2006             $ 13.82    $ (0.29)    $     3.81      $   3.52          --              --              --           --
   2005               15.05      (0.24)         (0.99)        (1.23)         --              --              --           --
   2004 ++            13.31      (0.17)          1.91          1.74          --              --              --           --
---------------------------------------------------------------------------------------------------------------------------------

                                                                                            Ratio
                                                                                         of Expenses
                                                                                          to Average
                                                                                          Net Assets
                                                                                          (Excluding
                                                                                           Waivers,
                       Net                      Net                       Ratio of Net     Expenses
                      Asset                   Assets           Ratio       Investment       Borne
                      Value                     End         of Expenses       Loss         by Advisor    Portfolio
                       End       Total       of Period      to Average     to Average     and Expense     Turnover
                    of Period    Return        (000)        Net Assets     Net Assets    Reduction)^^^      Rate
-----------------------------------------------------------------------------------------------------------------
OLD MUTUAL LARGE CAP GROWTH FUND

   Class Z
   2006              $ 22.82      18.85%     $ 111,398          1.31%       (0.49)%          1.33%       110.59%
   2005                19.20      (3.03)%      143,955          1.32%       (0.43)%          1.32%        35.70%
   2004                19.80      31.13%       184,688          1.34%       (0.83)%          1.35%        63.17%
   2003                15.10     (23.23)%      172,972          1.33%       (0.67)%          1.33%       124.58%
   2002                19.67     (14.10)%      258,297          1.26%       (0.62)%          1.26%       148.93%

   Advisor Class
   2006              $ 22.52      18.59%     $     342          1.56%       (0.71)%          1.57%       110.59%
   2005                18.99      (3.31)%          318          1.57%       (0.72)%          1.57%        35.70%
   2004                19.64      30.76%           561          1.59%       (1.09)%          1.60%        63.17%
   2003                15.02     (23.45)%          497          1.58%       (0.93)%          1.58%       124.58%
   2002                19.62     (14.29)%          156          1.51%       (0.87)%          1.51%       148.93%

   Class A
   2006              $ 22.67      18.57%     $      65          1.56%       (0.70)%          1.57%       110.59%
   2005                19.12      (3.29)%           55          1.57%       (0.72)%          1.57%        35.70%
   2004 +++            19.77      13.30%+           77          1.58%*      (1.09)%*         1.59%*       63.17%+

   Class C
   2006              $ 22.22      17.69%     $      79          2.31%       (1.44)%          2.32%       110.59%
   2005                18.88      (4.02)%           67          2.32%       (1.40)%          2.32%        35.70%
   2004 +++            19.67      12.72%+           56          2.33%*      (1.83)%*         2.34%*       63.17%+
-----------------------------------------------------------------------------------------------------------------

OLD MUTUAL LARGE CAP GROWTH CONCENTRATED FUND

   Class Z
   2006              $ 17.78      26.73%     $ 140,148          1.41%       (0.90)%          1.44%       128.58%
   2005                14.03      (7.21)%      153,215          1.46%       (0.64)%          1.46%        41.95%
   2004                15.12      33.22%       217,059          1.46%       (1.24)%          1.47%        73.65%
   2003                11.35     (25.08)%      209,192          1.48%       (0.74)%          1.48%       156.30%
   2002                15.15     (14.94)%      333,115          1.36%       (0.66)%          1.36%       152.53%

   Advisor Class
   2006              $ 17.55      26.35%     $     112          1.66%       (1.14)%          1.69%       128.58%
   2005                13.89      (7.46)%          107          1.71%       (0.85)%          1.71%        41.95%
   2004                15.01      32.83%            96          1.71%       (1.50)%          1.72%        73.65%
   2003                11.30     (25.17)%           63          1.73%       (1.00)%          1.73%       156.30%
   2002                15.10     (15.17)%           60          1.61%       (0.91)%          1.61%       152.53%

   Class A
   2006              $ 17.66      26.41%     $      84          1.64%       (1.05)%          1.68%       128.58%
   2005                13.97      (7.48)%           52          1.71%       (0.88)%          1.71%        41.95%
   2004 ++             15.10      13.45%+           57          1.70%*      (1.56)%*         1.71%*       73.65%+

   Class C
   2006              $ 17.34      25.47%     $     110          2.41%       (1.84)%          2.44%       128.58%
   2005                13.82      (8.17)%           62          2.46%       (1.60)%          2.46%        41.95%
   2004 ++             15.05      13.07%+           57          2.45%*      (2.31)%*         2.46%*       73.65%+
-----------------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of the financial statements.

                      Net                    Realized and
                      Asset                    Unrealized                  Distributions   Distributions
                      Value         Net          Gains or        Total        from Net          from
                    Beginning    Investment     (Losses)         from        Investment       Capital          Total      Redemption
                    of Period       Loss      on Securities   Operations       Income          Gains       Distributions     Fees
------------------------------------------------------------------------------------------------------------------------------------
OLD MUTUAL MID-CAP FUND

   Class Z
   2006              $ 17.97    $   (0.05)(1)   $    3.09      $  3.04       $  (0.01)       $  (1.54)       $  (1.55)       --**
   2005                17.93        (0.03)(1)        1.73         1.70             --           (1.66)          (1.66)       --
   2004                12.29        (0.07)(1)        5.71         5.64             --              --              --        --
   2003                15.74        (0.04)(1)       (3.41)       (3.45)            --              --              --        --
   2002                14.44        (0.02)(1)        1.32         1.30             --              --              --        --

   Advisor Class
   2006              $ 17.79    $   (0.09)(1)   $    3.06      $  2.97             --        $  (1.54)       $  (1.54)       --
   2005                17.82        (0.07)(1)        1.70         1.63             --           (1.66)          (1.66)       --
   2004                12.25        (0.11)(1)        5.68         5.57             --              --              --        --
   2003                15.72        (0.07)(1)       (3.40)       (3.47)            --              --              --        --
   2002 (9)            13.90        (0.03)(1)        1.85         1.82             --              --              --        --

   Class A
   2006              $ 17.88    $   (0.09)(1)   $    3.07      $  2.98             --        $  (1.54)       $  (1.54)       --
   2005                17.90        (0.07)(1)        1.71         1.64             --           (1.66)          (1.66)       --
   2004 +++            14.59        (0.08)(1)        3.39         3.31             --           --              --           --

   Class C
   2006              $ 17.66    $   (0.23)(1)   $    3.03      $  2.80             --        $  (1.54)       $  (1.54)       --
   2005                17.82        (0.18)(1)        1.68         1.50             --           (1.66)          (1.66)       --
   2004 +++            14.59        (0.16)(1)        3.39         3.23             --              --              --        --
------------------------------------------------------------------------------------------------------------------------------------

OLD MUTUAL SELECT GROWTH FUND

   Class Z
   2006              $ 19.95    $   (0.20)(1)   $    4.88      $  4.68             --              --              --        --**
   2005                20.91        (0.26)(1)       (0.70)       (0.96)            --              --              --        --
   2004                15.71        (0.28)(1)        5.48         5.20             --              --              --        --
   2003                22.74        (0.19)          (6.84)       (7.03)            --              --              --        --
   2002                26.58        (0.25)(1)       (3.59)       (3.84)            --              --              --        --

   Class A
   2006              $ 19.87    $   (0.25)(1)   $    4.85      $  4.60             --              --              --        --
   2005                20.88        (0.31)(1)       (0.70)       (1.01)            --              --              --        --
   2004 ++             19.43        (0.18)(1)        1.63         1.45             --              --              --        --

   Class C
   2006              $ 19.65    $   (0.41)(1)   $    4.77      $  4.36             --              --              --        --
   2005                20.80        (0.46)(1)       (0.69)       (1.15)            --              --              --        --
   2004 ++             19.43        (0.26)(1)        1.63         1.37             --              --              --        --
------------------------------------------------------------------------------------------------------------------------------------

                                                                                        Ratio
                                                                                     of Expenses
                                                                                      to Average
                                                                                      Net Assets
                                                                                      (Excluding
                                                                                       Waivers,
                       Net                    Net                    Ratio of Net      Expenses
                      Asset                 Assets        Ratio       Investment        Borne
                      Value                   End      of Expenses       Loss         by Advisor    Portfolio
                       End       Total     of Period   to Average     to Average     and Expense     Turnover
                    of Period    Return      (000)     Net Assets     Net Assets    Reduction)^^^      Rate
-------------------------------------------------------------------------------------------------------------
OLD MUTUAL MID-CAP FUND

   Class Z
   2006              $ 19.46     17.52%    $ 403,953      1.32%        (0.25)%          1.35%         81.91%
   2005                17.97      9.59%      455,657      1.33%        (0.18)%          1.33%        116.71%
   2004                17.93     45.89%      452,530      1.37%        (0.47)%          1.38%        143.80%
   2003                12.29    (21.92)%     288,030      1.40%        (0.33)%          1.40%        195.22%
   2002                15.74      9.00%      464,987      1.32%        (0.15)%          1.32%        236.85%

   Advisor Class
   2006              $ 19.22     17.26%    $   7,222      1.57%        (0.49)%          1.60%         81.91%
   2005                17.79      9.25%        8,416      1.58%        (0.37)%          1.58%        116.71%
   2004                17.82     45.47%        6,493      1.62%        (0.72)%          1.63%        143.80%
   2003                12.25    (22.07)%       1,634      1.65%        (0.54)%          1.65%        195.22%
   2002 (9)            15.72     13.09%+         127      1.55%*       (0.49)%*         1.55%*       236.85%+

   Class A
   2006              $ 19.32     17.23%    $     199      1.58%        (0.49)%          1.60%         81.91%
   2005                17.88      9.26%          258      1.58%        (0.39)%          1.58%        116.71%
   2004 +++            17.90     22.69%+         191      1.62%*       (0.69)%*         1.63%*       143.80%+

   Class C
   2006              $ 18.92     16.41%    $     290      2.31%        (1.25)%          2.34%         81.91%
   2005                17.66      8.50%          169      2.33%        (1.01)%          2.33%        116.71%
   2004 +++            17.82     22.14%+          92      2.37%*       (1.43)%*         2.38%*       143.80%+
-------------------------------------------------------------------------------------------------------------

OLD MUTUAL SELECT GROWTH FUND

   Class Z
   2006              $ 24.63     23.46%    $ 150,145      1.46%        (0.93)%          1.51%        157.84%
   2005                19.95     (4.59)%     163,617      1.53%        (1.28)%          1.53%        141.68%
   2004                20.91     33.10%      231,034      1.52%        (1.44)%          1.53%        179.85%
   2003                15.71    (30.91)%     225,127      1.55%        (1.02)%          1.55%        381.73%
   2002                22.74    (14.45)%     413,134      1.38%        (0.94)%          1.38%        301.58%

   Class A
   2006              $ 24.47     23.15%    $      63      1.71%        (1.14)%          1.76%        157.84%
   2005                19.87     (4.84)%          51      1.78%        (1.52)%          1.78%        141.68%
   2004 ++             20.88      7.46%+          54      1.76%*       (1.68)%*         1.77%*       179.85%+

   Class C
   2006              $ 24.01     22.19%    $      62      2.46%        (1.90)%          2.51%        157.84%
   2005                19.65     (5.53)%          51      2.53%        (2.27)%          2.53%        141.68%
   2004 ++             20.80      7.05%+          54      2.51%*       (2.43)%*         2.52%*       179.85%+
-------------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of the financial statements.

FOR A SHARE OUTSTANDING THROUGHOUT EACH YEAR OR PERIOD ENDED MARCH 31, (UNLESS OTHERWISE NOTED)

                   Net                    Realized and
                  Asset                    Unrealized                 Distributions   Distributions
                  Value         Net         Gains or        Total        from Net        from
                Beginning   Investment      (Losses)        from        Investment      Capital           Total       Redemption
                of Period      Loss      on Securities   Operations       Income         Gains        Distributions      Fees
---------------------------------------------------------------------------------------------------------------------------------
OLD MUTUAL SMALL CAP FUND

Class Z
2006             $  22.16   $(0.07) (1)     $   2.96       $  2.89          --             --               --            --**
2005                20.29    (0.20) (1)         2.07          1.87          --             --               --            --
2004                13.27    (0.15) (1)         7.17          7.02          --             --               --            --
2003                20.65    (0.13) (1)        (7.25)        (7.38)         --             --               --            --
2002                18.48    (0.14) (1)         2.31          2.17          --             --               --            --

Advisor Class
2006             $  21.95   $(0.14) (1)     $   2.94       $  2.80          --             --               --            --
2005                20.15    (0.26) (1)         2.06          1.80          --             --               --            --
2004                13.20    (0.19) (1)         7.14          6.95          --             --               --            --
2003                20.60    (0.17) (1)        (7.23)        (7.40)         --             --               --            --
2002                18.47    (0.22) (1)         2.35          2.13          --             --               --            --

Class A
2006             $  22.08   $(0.12) (1)     $   2.94       $  2.82          --             --               --            --
2005                20.27    (0.25) (1)         2.06          1.81          --             --               --            --
2004 ++             16.80    (0.11) (1)         3.58          3.47          --             --               --            --

Class C
2006             $  21.84   $(0.29) (1)     $   2.89       $  2.60          --             --               --            --
2005                20.19    (0.40) (1)         2.05          1.65          --             --               --            --
2004 ++             16.80    (0.18) (1)         3.57          3.39          --             --               --            --
---------------------------------------------------------------------------------------------------------------------------------

OLD MUTUAL STRATEGIC SMALL COMPANY FUND

Class Z
2006             $  14.47   $(0.13) (1)     $   3.09       $  2.96          --             --               --            --**
2005                13.68    (0.16) (1)         0.95          0.79          --             --               --            --
2004                 8.72    (0.14) (1)         5.10          4.96          --             --               --            --
2003                13.37    (0.11) (1)        (4.54)        (4.65)         --             --               --            --
2002                12.08    (0.13) (1)         1.42          1.29          --             --               --            --

Advisor Class
2006             $  14.38   $(0.16) (1)     $   3.07       $  2.91          --             --               --            --
2005                13.63    (0.19) (1)         0.94          0.75          --             --               --            --
2004                 8.71    (0.18) (1)         5.10          4.92          --             --               --            --
2003 (10)            9.29    (0.07)            (0.51)        (0.58)         --             --               --            --

Class A
2006             $  14.41   $(0.16) (1)     $   3.06       $  2.90          --             --               --            --
2005                13.66    (0.19) (1)         0.94          0.75          --             --               --            --
2004 +++            11.72    (0.13) (1)         2.07          1.94          --             --               --            --

Class C
2006             $  14.23   $(0.28) (1)     $   3.02       $  2.74          --             --               --            --
2005                13.59    (0.29) (1)         0.93          0.64          --             --               --            --
2004 +++            11.72    (0.19) (1)         2.06          1.87          --             --               --            --
--------------------------------------------------------------------------------------------------------------------------------

                                                                                    Ratio
                                                                                 of Expenses
                                                                                 to Average
                                                                                 Net Assets
                                                                                 (Excluding
                                                                                  Waivers,
                   Net                    Net                    Ratio of Net     Expenses
                  Asset                 Assets       Ratio       Investment         Borne
                  Value                   End      of Expenses      Loss          by Advisor    Portfolio
                  End        Total     of Period    to Average   to Average      and Expense     Turnover
                of Period    Return     (000)       Net Assets   Net Assets     Reduction)^^^      Rate
---------------------------------------------------------------------------------------------------------
OLD MUTUAL SMALL CAP FUND

Class Z
2006            $ 25.05      13.04%   $  49,868       1.44%      (0.32)%            1.65%       116.13%
2005              22.16       9.22%      60,556       1.50%      (1.01)%            1.61%        98.18%
2004              20.29      52.90%     102,497       1.50%      (0.84)%            1.56%       116.57%
2003              13.27     (35.74)%    102,497       1.50%      (0.83)%            1.59%       115.44%
2002              20.65      11.74%     290,007       1.48%      (0.72)%            1.48%       144.85%

Advisor Class
2006            $ 24.75      12.76%   $       6       1.67%      (0.61)%            1.88%       116.13%
2005              21.95       8.93%          19       1.75%      (1.30)%            1.86%        98.18%
2004              20.15      52.65%          97       1.74%      (1.11)%            1.80%       116.57%
2003              13.20     (35.92)%        165       1.75%      (1.08)%            1.84%       115.44%
2002              20.60      11.53%         364       1.73%      (1.12)%            1.73%       144.85%

Class A
2006            $ 24.90      12.77%   $      98       1.68%      (0.53)%            1.89%       116.13%
2005              22.08       8.93%          78       1.75%      (1.23)%            1.86%        98.18%
2004 ++           20.27      20.65%+         60       1.74%*     (1.16)%*           1.83%*      116.57%+

Class C
2006            $ 24.44      11.90%   $      79       2.44%      (1.29)%            2.64%       116.13%
2005              21.84       8.17%          71       2.50%      (1.98)%            2.61%        98.18%
2004 ++           20.19      20.18%+         60       2.49%*     (1.91)%*           2.58%*      116.57%+
---------------------------------------------------------------------------------------------------------

OLD MUTUAL STRATEGIC SMALL COMPANY FUND

Class Z
2006            $ 17.43      20.46%   $  48,107       1.46%      (0.82)%            1.54%       148.73%
2005              14.47       5.77%      51,156       1.50%      (1.17)%            1.61%        80.38%
2004              13.68      56.88%      69,838       1.50%      (1.14)%            1.60%        96.80%
2003               8.72     (34.78)%     57,738       1.50%      (1.09)%            1.57%       113.26%
2002              13.37      10.68%      86,243       1.50%      (0.96)%            1.52%       118.88%

Advisor Class
2006            $ 17.29      20.24%   $   1,258       1.71%      (1.07)%            1.78%       148.73%
2005              14.38       5.50%       1,550       1.75%      (1.42)%            1.86%        80.38%
2004              13.63      56.49%       1,779       1.75%      (1.41)%            1.85%        96.80%
2003 (10)          8.71      (8.99)%+       509       1.75%*     (1.28)%*           1.87%*      113.26%

Class A
2006            $ 17.31      20.12%   $     233       1.70%      (1.00)%            1.78%       148.73%
2005              14.41       5.49%          62       1.75%      (1.42)%            1.86%        80.38%
2004 +++          13.66      16.55%+         65       1.75%*     (1.43)%*           1.87%*       96.80%+

Class C
2006            $ 16.97      19.26%   $      81       2.46%      (1.81)%            2.54%       148.73%
2005              14.23       4.71%          68       2.50%      (2.16)%            2.61%        80.38%
2004 +++          13.59      15.96%+         58       2.50%*     (2.18)%*           2.62%*       96.80%+
---------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of the financial statements.

                   Net                    Realized and
                  Asset          Net      Unrealized                  Distributions   Distributions
                  Value      Investment    Gains or        Total         from Net         from
                Beginning     Income       (Losses)        from         Investment       Capital          Total       Redemption
                of Period      (Loss)    on Securities   Operations       Income          Gains        Distributions      Fees
---------------------------------------------------------------------------------------------------------------------------------
OLD MUTUAL TS&W SMALL CAP VALUE FUND

Class Z
2006             $ 25.20    $(0.15) (1)     $ 5.57         $ 5.42           --            $(2.47)        $(2.47)          --**
2005               20.80     (0.16) (1)       4.97           4.81           --             (0.41)         (0.41)          --
2004^              16.12     (0.05) (1)       4.89           4.84           --             (0.16)         (0.16)          --

Class A
2006             $ 25.08    $(0.21) (1)     $ 5.53         $ 5.32           --            $(2.47)        $(2.47)          --
2005               20.76     (0.22) (1)       4.95           4.73           --             (0.41)         (0.41)          --
2004+++            16.20     (0.08) (1)       4.80           4.72           --             (0.16)         (0.16)          --

Class C
2006             $ 24.76    $(0.40) (1)     $ 5.43         $ 5.03           --            $(2.47)        $(2.47)          --
2005               20.65     (0.40) (1)       4.92           4.52           --             (0.41)         (0.41)          --
2004+++            16.20     (0.18) (1)       4.79           4.61           --             (0.16)         (0.16)          --
---------------------------------------------------------------------------------------------------------------------------------

OLD MUTUAL CASH RESERVES FUND

Class Z
2006             $  1.00    $ 0.03 (1)          --         $ 0.03      $ (0.03)               --         $(0.03)          --
2005                1.00      0.01 (1)          --           0.01        (0.01)               --          (0.01)          --
2004                1.00        -- (1)          --             --           --                --             --           --
2003                1.00      0.01              --           0.01        (0.01)               --          (0.01)          --
2002                1.00      0.03              --           0.03        (0.03)               --          (0.03)          --
---------------------------------------------------------------------------------------------------------------------------------

OLD MUTUAL DWIGHT INTERMEDIATE FIXED INCOME FUND

Class Z
2006             $ 10.12    $ 0.39 (1)      $(0.12)        $ 0.27      $ (0.40)           $(0.02)        $(0.42)          --**
2005               10.30      0.35 (1)        0.03           0.38        (0.36)            (0.20)         (0.56)          --
2004 ^^            10.00      0.23 (1)        0.38           0.61        (0.23)            (0.08)         (0.31)          --

Class A
2006             $ 10.12    $ 0.37 (1)      $(0.13)        $ 0.24      $ (0.37)           $(0.02)        $(0.39)          --
2005               10.30      0.32 (1)        0.03           0.35        (0.33)            (0.20)         (0.53)          --
2004 +++           10.00      0.21 (1)        0.38           0.59        (0.21)            (0.08)         (0.29)          --

Class C
2006             $ 10.12    $ 0.29 (1)      $(0.11)        $ 0.18      $ (0.30)           $(0.02)        $(0.32)          --
2005               10.29      0.24 (1)        0.05           0.29        (0.26)            (0.20)         (0.46)          --
2004 +++           10.00      0.16 (1)        0.37           0.53        (0.16)            (0.08)         (0.24)          --
---------------------------------------------------------------------------------------------------------------------------------

                                                                                    Ratio
                                                                                 of Expenses
                                                                                  to Average
                                                                                  Net Assets
                                                                                  (Excluding
                                                                                   Waivers,
                                                                 Ratio of Net      Expenses
                    Net                   Net                     Investment         Borne
                   Asset                 Assets       Ratio        Income        by Advisor,
                   Value                  End      of Expenses     (Loss)       Reimbursements  Portfolio
                    End      Total     of Period    to Average    to Average     and Expense     Turnover
                of Period    Return      (000)      Net Assets    Net Assets    Reduction)^^^     Rate
---------------------------------------------------------------------------------------------------------
OLD MUTUAL TS&W SMALL CAP VALUE FUND

Class Z
2006             $28.15      22.69%    $  68,271       1.46%        (0.56)%         1.47%        41.45%
2005              25.20      23.23%       91,746       1.50%        (0.68)%         1.54%        27.69%
2004^             20.80      30.16%+      25,553       1.50%*       (0.42)%*        1.73%*       27.33%+

Class A
2006             $27.93      22.39%    $     975       1.70%        (0.81)%         1.71%        41.45%
2005              25.08      22.88%          833       1.76%        (0.93)%         1.78%        27.69%
2004+++           20.76      29.26%+         198       1.75%*       (0.68)%*        1.99%*       27.33%+

Class C
2006             $27.32      21.48%    $   1,139       2.45%        (1.56)%         2.47%        41.45%
2005              24.76      21.99%        1,016       2.51%        (1.69)%         2.52%        27.69%
2004+++           20.65      28.58%+         153       2.50%*       (1.43)%*        2.74%*       27.33%+
---------------------------------------------------------------------------------------------------------

OLD MUTUAL CASH RESERVES FUND

Class Z
2006             $ 1.00       2.96%    $  34,503       0.84%         2.88%          0.85%           n/a
2005               1.00       0.91%       41,720       0.82%         0.87%          0.83%           n/a
2004               1.00       0.32%       53,905       0.88%         0.32%          0.89%           n/a
2003               1.00       0.94%       94,459       0.75%         0.93%          0.75%           n/a
2002               1.00       2.55%      107,513       0.59%         2.92%          0.59%           n/a
---------------------------------------------------------------------------------------------------------

OLD MUTUAL DWIGHT INTERMEDIATE FIXED INCOME FUND

Class Z
2006             $ 9.97       2.70%    $   7,620       0.85%         3.88%          1.74%       435.30%
2005              10.12       3.72%        7,302       0.85%         3.38%          2.05%       350.28%
2004 ^^           10.30       6.19%+       6,377       0.85%*        3.33%*         2.36%*      258.83%+

Class A
2006             $ 9.97       2.45%    $      56       1.10%         3.63%          2.00%       435.30%
2005              10.12       3.46%           55       1.10%         3.13%          2.30%       350.28%
2004 +++          10.30       6.00%+          53       1.10%*        3.05%*         2.60%*      258.83%+

Class C
2006             $ 9.98       1.78%    $      55       1.85%         2.90%          2.73%       435.30%
2005              10.12       2.79%           68       1.85%         2.38%          3.05%       350.28%
2004 +++          10.29       5.36%+          66       1.85%*        2.37%*         3.37%*      258.83%+
---------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of the financial statements.

FINANCIAL HIGHLIGHTS -- concluded

FOR A SHARE OUTSTANDING THROUGHOUT EACH YEAR OR PERIOD ENDED MARCH 31, (UNLESS OTHERWISE NOTED)


                                        Realized and
                Net                      Unrealized
               Asset                       Gains/                    Distribution   Distributions
               Value        Net           (Losses)         Total       from Net         from        Return
             Beginning   Investment          on            from       Investment       Capital        of          Total
             of Period     Income        Securities     Operations      Income          Gains       Capital   Distributions
---------------------------------------------------------------------------------------------------------------------------
OLD MUTUAL DWIGHT SHORT TERM FIXED INCOME FUND

Class Z
2006         $    9.81   $     0.30 (1)   $ (0.03)       $  0.27      $  (0.31)             --           --     $   (0.31)
2005             10.00         0.21 (1)     (0.11)#         0.10         (0.25)        $ (0.04)          --         (0.29)
2004             10.00         0.29 (1)      0.04           0.33         (0.29)             --      $ (0.04)        (0.33)
2003             10.00         0.39          0.04           0.43         (0.43)             --           --         (0.43)
2002 (11)        10.00         0.20            --           0.20         (0.20)          (0.04)          --         (0.24)
2001 (12)        10.00         0.61            --           0.61         (0.62)             --           --         (0.62)

Advisor Class
2006         $    9.82   $     0.27 (1)   $ (0.04)       $  0.23      $  (0.28)             --           --     $   (0.28)
2005             10.00         0.19 (1)     (0.10)#         0.09         (0.23)        $ (0.04)          --         (0.27)
2004             10.00         0.26 (1)      0.05           0.31         (0.27)             --      $ (0.04)        (0.31)
2003 (13)        10.00         0.25          0.01           0.26         (0.26)             --           --         (0.26)

Class A
2006         $    9.82   $     0.27 (1)   $ (0.04)       $  0.23      $  (0.28)             --           --     $   (0.28)
2005             10.00         0.21 (1)     (0.13)#         0.08         (0.22)        $ (0.04)          --         (0.26)
2004 +++         10.00         0.17 (1)      0.03           0.20         (0.17)             --      $ (0.03)        (0.20)

Class C
2006         $    9.82   $     0.23 (1)   $ (0.05)       $  0.18      $  (0.23)             --           --     $   (0.23)
2005             10.00         0.16 (1)     (0.13)#         0.03         (0.17)        $ (0.04)          --         (0.21)
2004 +++         10.00         0.14 (1)      0.02           0.16         (0.13)             --      $ (0.03)        (0.16)
---------------------------------------------------------------------------------------------------------------------------

                                                                                                    Ratio
                                                                                                 of Expenses
                                                                                                  to Average
                                                                                                  Net Assets
                                                                                                  (Excluding
                                                                                      Ratio        Waivers,
                                     Net                    Net                      of Net     Expenses Borne
                                    Asset                 Assets        Ratio      Investment     by Advisor,
             Redemp-    Reverse     Value                  End       of Expenses     Income     Reimbursements   Portfolio
              tion       Stock       End       Total     of Period    to Average   to Average    and Expense     Turnover
              Fees       Split    of Period   Return      (000)       Net Assets   Net Assets   Reduction)^^^      Rate
--------------------------------------------------------------------------------------------------------------------------
OLD MUTUAL DWIGHT SHORT TERM FIXED INCOME FUND

Class Z
2006              --**       --   $    9.77     2.74%   $  254,300      0.74%        3.01%          0.93%         196.42%
2005              --         --        9.81     1.02%~     392,118      0.83%        2.08%          1.17%         400.26%
2004              --         --       10.00     3.38%    1,424,238      1.00%        2.87%          1.30%         257.21%
2003              --         --       10.00     4.38%    1,192,971      1.00%        3.65%          1.34%         222.67%
2002 (11)         --    $  0.04       10.00     1.98%+     518,004      1.00%*       4.67%*         1.32%*        116.91%+
2001 (12)    $  0.01         --       10.00     6.34%       71,298      1.00%        5.97%          1.62%         196.00%

Advisor Class
2006              --         --   $    9.77     2.37%   $      723      0.99%        2.70%          1.20%         196.42%
2005              --         --        9.82     0.88%~       2,360      1.08%        1.86%          1.42%         400.26%
2004              --         --       10.00     3.14%        8,074      1.25%        2.59%          1.55%         257.21%
2003 (13)         --         --       10.00     2.64%+       2,132      1.25%*       3.02%*         1.59%*        222.67%

Class A
2006              --         --   $    9.77     2.38%   $       53      0.99%        2.79%          1.17%         196.42%
2005              --         --        9.82     0.87%~          52      1.05%        2.12%          1.39%         400.26%
2004 +++          --         --       10.00     1.99%+          51      1.25%*       2.52%*         1.52%*        257.21%+

Class C
2006              --         --   $    9.77     1.87%   $       52      1.49%        2.29%          1.67%         196.42%
2005              --         --        9.82     0.36%~          51      1.55%        1.62%          1.89%         400.26%
2004 +++          --         --       10.00     1.65%+          51      1.75%*       2.02%*         2.02%*        257.21%+
--------------------------------------------------------------------------------------------------------------------------

 n/a  Not Applicable

   *  Annualized.

  **  Amount represents less than $0.01 per share.

   +  Total return and portfolio turnover have not been annualized.

  ++  Class A and Class C shares commenced operations on September 30, 2003.

 +++  Class A and Class C shares commenced operations on July 31, 2003.

++++ The Barrow Hanley Value Fund Advisor Class commenced operations on June 30, 2003.

   ^  The TS&W Small Cap Value Fund commenced operations on July 25, 2003.

  ^^ The Dwight Intermediate Fixed Income Fund commenced operations on July 31, 2003.

 ^^^  See note 10 on page 172.

^^^^ In addition to the net realized and unrealized losses on investments as set forth in the Statement of Operations, this amount includes an increase in net asset value per share resulting from the timing of sales and redemptions of shares in relation to fluctuating market values for the Fund's investments.

   # The impact of the payment from affiliate (See Note 2 on page 151) increased the Realized and Unrealized Gains on Securities by $0.07 per share.

   ~ A percentage of the total return consists of a payment from the Advisor. Excluding the payment by affiliate the total return would have been 0.30%, 0.16%, 0.15%, and (0.35)% for the Class Z, Advisor Class, Class A, and Class C, respectively.

   1  Per share calculations were performed using average shares for the period.

   2 On January 11, 2002, the Analytic U.S. Long/Short Fund acquired the assets of the Analytic Enhanced Equity Fund. The operations of the Analytic U.S. Long/Short Fund prior to the acquisition were those of the predecessor fund, the Analytic Enhanced Equity Fund. The Analytic Enhanced Equity Fund was a series of the UAM Funds, Inc. II. Information shown is for the period from January 1, 2002 to March 31, 2002.

   3  For the year ended December 31.

   4 On December 14, 2001, the Barrow Hanley Value Fund acquired the assets of the Clipper Focus Portfolio. The operations of the Barrow Hanley Value Fund prior to the acquisition were those of the predecessor fund, the Clipper Focus Portfolio. The Clipper Focus Portfolio was a series of the UAM Funds Trust. Information shown is for the period from May 1, 2001 to March 31, 2002.

   5  For the year or period ended April 30.

   6 On December 14, 2001, the Heitman REIT Fund acquired the assets of the Heitman Real Estate Portfolio. The operations of the Heitman REIT Fund prior to the acquisition were those of the predecessor fund, the Heitman Real Estate Portfolio. The Heitman Real Estate Portfolio was a series of UAM Funds Trust.

   7 Historically, the Heitman REIT Fund has distributed to its shareholders amounts approximating dividends received from the REITs. A portion of such distributions may include a return of capital.

   8 The total returns prior to the acquisition (please refer to footnote 6 above) do not include the sales charge. The Advisor Class of the Fund's predecessor carried a maximum front-end sales charge of 4.75%. Total Returns shown in the chart have been adjusted to reflect the elimination of the front-end sales charge. If the charge had been included, the returns would have been lower.

   9  The Mid-Cap Fund Advisor Class commenced operations on October 31, 2001.

  10 The Strategic Small Company Fund Advisor Class commenced operations on August 30, 2002.

  11 On January 11, 2002, the Dwight Short Term Fixed Income Fund (formerly known as the PBHG IRA Capital Preservation Fund) acquired the assets of the IRA Capital Preservation Portfolio. The operations of the PBHG IRA Capital Preservation Fund prior to the acquisition were those of the predecessor fund, the IRA Capital Preservation Portfolio. The IRA Capital Preservation Portfolio was a series of the UAM Funds Trust.

  12  For the period ended October 31.

  13  The Fund Advisor Class commenced operations on July 31, 2002.

  14 Information shown is for the period from December 31, 2001 to March 31, 2002.

Amounts designated as "--" are either $0 or have been rounded to $0.

The accompanying notes are an integral part of the financial statements.

NOTES TO FINANCIAL STATEMENTS
AS OF MARCH 31, 2006

1. ORGANIZATION
--------------------------------------------------------------------------------

Old Mutual Advisor Funds II (the "Trust"), a Delaware statutory trust incorporated effective July 16, 2001, is registered under the Investment Company Act of 1940, as amended ("1940 Act"), as an open-end management investment company. Effective November 1, 2005, the Trust changed its name from PBHG Funds, Inc. During the period covered by this report, the Trust offered eighteen Funds: the Old Mutual Analytic U.S. Long/Short Fund (the "Analytic U.S. Long/Short Fund"), (formerly the Analytic Disciplined Equity Fund), the Old Mutual Barrow Hanley Value Fund (the "Barrow Hanley Value Fund"), (formerly the Clipper Focus
Fund), the Old Mutual Columbus Circle Technology and Communications Fund (the "Columbus Circle Technology and Communications Fund"), (formerly the PBHG Technology & Communications Fund), the Old Mutual Emerging Growth Fund (the "Emerging Growth Fund"), (formerly the PBHG Emerging Growth Fund), the Old Mutual Focused Fund (the "Focused Fund") (formerly the PBHG Focused Fund), the Old Mutual Growth Fund (the "Growth Fund") (formerly the PBHG Growth Fund), the Old Mutual Heitman REIT Fund (the "Heitman REIT Fund") (formerly the Heitman REIT Fund), the Old Mutual Large Cap Fund (the "Large Cap Fund") (formerly the PBHG Large Cap Fund), the Old Mutual Large Cap Growth Fund (the "Large Cap Growth Fund") (formerly the PBHG Large Cap Growth Fund), the Old Mutual Large Cap Growth Concentrated Fund (the "Large Cap Growth Concentrated Fund") (formerly the PBHG Large Cap Growth Concentrated Fund), the Old Mutual Mid-Cap Fund (the "Mid-Cap Fund") (formerly the PBHG Mid-Cap Fund), the Old Mutual Select Growth Fund (the "Select Growth Fund") (formerly the PBHG Select Growth
Fund), the Old Mutual Small Cap Fund (the "Small Cap Fund") (formerly the PBHG Small Cap Fund), the Old Mutual Strategic Small Company Fund (the "Strategic Small Company Fund") (formerly the PBHG Strategic Small Company Fund), the Old Mutual TS&W Small Cap Value Fund (the "TS&W Small Cap Value Fund") (formerly the TS&W Small Cap Value Fund), the Old Mutual Cash Reserves Fund (the "Cash Reserves Fund") (formerly the PBHG Cash Reserves Fund), the Old Mutual Dwight Intermediate Fixed Income Fund (the "Dwight Intermediate Fixed Income Fund") (formerly the Dwight Intermediate Fixed Income Fund) and the Old Mutual Dwight Short Term Fixed Income Fund (the "Dwight Short Term Fixed Income Fund") (formerly the Dwight Short Term Fixed Income Fund), each a "Fund" and, collectively, the "Funds".

Shareholders may purchase shares of the Funds through four separate classes, Class Z (formerly PBHG Class), Advisor Class, Class A and Class C shares. All classes have equal voting rights as to earnings, assets and voting privileges, except that each class may have different distribution costs, dividends, registration costs and shareholder services costs and each class has exclusive voting rights with respect to its distribution plan. Except for these differences, each class share of each Fund represents an equal proportionate interest in that Fund. Each Fund is classified as a diversified management investment company, with the exception of the Barrow Hanley Value, Columbus Circle Technology and Communications, Focused, Heitman REIT, Large Cap Growth Concentrated and Select Growth Funds, which are classified as non-diversified management investment companies. The Funds' prospectuses provide a description of each Fund's investment objective, policies and investment strategies.

2. SIGNIFICANT ACCOUNTING POLICIES
--------------------------------------------------------------------------------

The following is a summary of the significant accounting policies followed by the Funds in the preparation of their financial statements.

USE OF ESTIMATES IN THE PREPARATION OF FINANCIAL STATEMENTS -- The preparation of financial statements, in conformity with accounting principles generally accepted in the United States, requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from these estimates.

WRAPPER AGREEMENTS -- Prior to August 9, 2004, the PBHG IRA Capital Preservation Fund ("IRA Capital Preservation Fund") (which changed its investment objective and name effective October 19, 2004 to the Dwight Short Term Fixed Income Fund) entered into Wrapper Agreements with insurance companies, banks or other financial institutions.

On August 6, 2004, the Board determined to seek shareholder approval to change the investment objective of the IRA Capital Preservation Fund into a fund with a variable net asset value per share which seeks to provide high income while managing its portfolio in a manner consistent with maintaining a relatively high degree of stability of shareholders' capital. This investment objective is sought by investing mainly in high quality bonds with short average remaining maturities. Shareholder approval of the change in investment objective was received on October 1, 2004.

On August 9, 2004, the wrapper agreements were terminated by the IRA Capital Preservation Fund. The IRA Capital Preservation Fund received a simultaneous contribution of cash in the amount of $7,419,588 from Liberty Ridge Capital ("Liberty Ridge"), the Fund's previous advisor. The cash was contributed to offset the IRA Capital Preservation Fund's obligations under the wrapper agreements to the issuers of the wrapper agreements, and to assist the IRA Capital Preservation Fund in maintaining its net asset value per share for each class of shares at $10.00. During the period August 10, 2004 through October 18, 2004 ("Interim Period"), the IRA Capital Preservation Fund sought to continue to provide a stable net asset value of $10.00 per share by investing in short-term fixed income instruments with less than 60 days to maturity. As a result, the dividend yield during the Interim Period was less than dividend yields during the first seven months of 2004. During the Interim Period, Liberty Ridge undertook to waive the entire amount of its investment advisory fee. After the end of this Interim Period, the Dwight Short Term Fixed Income Fund began investing in fixed income instruments with greater than 60 days to maturity.

SECURITY VALUATION -- Investment securities of the Funds, including short sales, that are listed on a securities exchange, and for which market quotations are readily available, are valued at the last quoted sales price at the close of trading on the New York Stock Exchange ("NYSE") (normally 4:00 p.m. Eastern
Time) each day that the NYSE is open. Investment securities of the Funds that are quoted on a national market

AS OF MARCH 31, 2006

system are valued at the official closing price provided by NASDAQ, or if there is none, at the last sales price. If there is no such reported sale, these securities and unlisted securities for which market quotations are not readily available, are valued at the last bid price. The Funds use pricing services to report the market value of securities in the portfolios; if the pricing service is not able to provide a price, or the pricing service quote of valuation is inaccurate or does not reflect the market value of the security, securities are valued in accordance with Fair Value Procedures established by the Board. The Trust's Fair Value Procedures are implemented through a Fair Value Committee (the "Committee") designated by the Board. The valuation is assigned to Fair Valued Securities for purposes of calculating a Fund's net asset value ("NAV"). Debt securities (other than short-term obligations), including listed issues, are valued on the basis of valuations furnished by a pricing service which utilizes electronic data processing techniques to determine valuations for normal institutional size trading units of debt securities, without exclusive reliance upon exchange or over-the-counter prices. Short-term obligations with maturities of 60 days or less may be valued at amortized cost, which approximates market value. Under this valuation method, acquisition discounts and premiums are accreted and amortized ratably to maturity and are included in interest income.

Foreign securities may be valued based upon quotations from the primary market in which they are traded, and are translated from the local currency into U.S. dollars using current exchange rates. In addition, if quotations are not readily available, or if the values have been materially affected by events occurring after the closing of a foreign market, assets may be valued by another method that the Board believes accurately reflects fair value.

Options are valued at the last quoted sales price. If there is no such reported sale on the valuation date, long positions are valued at the most recent bid price, and short positions are valued at the most recent ask price. Futures are valued at the settlement price established each day by the board of exchange on which they are traded. The daily settlement prices for financial futures are provided by an independent source.

SECURITY TRANSACTIONS AND DIVIDEND & INTEREST INCOME -- Security transactions are accounted for on the date the securities are purchased or sold (trade date). Dividend income is recognized on the ex-dividend date; interest income is recognized on the accrual basis and includes amortization of premiums and accretion of discounts on investments. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Costs used in determining realized capital gains and losses on the sale of investment securities are those of the specific securities sold adjusted for the accretion and amortization of acquisition discounts and premiums during the respective holding periods, if applicable.

DIVIDENDS AND DISTRIBUTIONS -- Dividends from net investment income for the Funds are declared and paid annually, if available, with the exception of the Heitman REIT, Cash Reserves, Dwight Intermediate Fixed Income and Dwight Short Term Fixed Income Funds. Dividends from net investment income for the Heitman REIT Fund are declared and paid on a quarterly basis. Dividends from net investment income for the Cash Reserves, Dwight Intermediate Fixed Income and Dwight Short Term Fixed Income Funds are declared daily and paid monthly. Distributions to shareholders are recognized on the ex-dividend date. Distributions from net realized capital gains for each Fund are generally made to shareholders annually, if available. Dividends paid from the Funds from net investment income and distributions from net realized short-term gains are, for federal income tax purposes, taxable as ordinary income to shareholders.

FOREIGN WITHHOLDING TAXES -- The Funds may be subject to taxes imposed by countries in which they invest with respect to their investments in issuers existing or operating in such countries. Such taxes are generally based on income earned. The Funds accrue such taxes when the related income is earned.

TRI-PARTY REPURCHASE AGREEMENTS -- Securities pledged as collateral for repurchase agreements are held by a third-party custodian bank until the respective agreements are repurchased. Provisions of the repurchase agreements and procedures adopted by the Board require that the market value of the collateral, including accrued interest thereon, is sufficient in the event of default by the counterparty. If the counterparty defaults and the value of the collateral declines, or if the counterparty enters into insolvency proceedings, realization of the collateral by a Fund may be delayed or limited.

COMPENSATING BALANCES -- Per the terms of an informal agreement with Wachovia Bank, N.A., the custodian of the Trust, if a Fund has a cash overdraft in excess of $100,000 on a given day, it is required to leave 112% in compensating balance with Wachovia Bank, N.A., on the following day. If the Fund has a positive cash balance in excess of $100,000 on a given day, it is allowed to overdraw 90% of the balance with Wachovia Bank, N.A., on the following day.

TBA PURCHASE COMMITMENTS -- The Dwight Intermediate Fixed Income and Dwight Short Term Fixed Income Funds may enter into "TBA" (to be announced) purchase commitments to purchase securities for a fixed price at a future date, typically not exceeding 45 days. TBA purchase commitments may be considered securities in themselves, and involve a risk of loss if the value of the security to be purchased declines prior to settlement date. This risk is in addition to the risk of decline in the value of each Fund's other assets. Unsettled TBA purchase commitments are valued at the current market value of the underlying securities, according to the procedures described under "Security Valuation" above.

MORTGAGE DOLLAR ROLLS -- The Dwight Intermediate Fixed Income and Dwight Short Term Fixed Income Funds may enter into mortgage dollar rolls (principally using
TBAs) in which each Fund sells mortgage securities for delivery in the current month and simultaneously contracts to repurchase substantially similar securities at an agreed-upon price on a fixed date. Each Fund accounts for such dollar rolls under the purchases and sales method and receives compensation as consideration for entering into the commitment to repurchase. Each Fund must maintain liquid securities having a value not less than the repurchase price (including accrued interest) for such dollar rolls. The market value of the securities that each Fund is required to purchase may decline below the agreed upon repurchase price of those securities.

The counterparty receives all principal and interest payments, including prepayments, made in respect of a security subject to such a contract while it is the holder. Mortgage dollar rolls may be renewed with a new purchase and repurchase price and a cash settlement made on settlement date without physical delivery of the securities subject to the contract. Each Fund engages in dollar rolls for the purpose of enhancing its yield, principally by earning a negotiated fee.

FOREIGN CURRENCY CONVERSION -- The books and records of the Funds are maintained in U.S. dollars. Foreign currency amounts are converted into U.S. dollars on the following basis:

      (I) market value of investment securities, other assets and liabilities at the current rate of exchange; and

      (II) purchases and sales of investment securities, income and expenses at the relevant rates of exchange prevailing on the respective dates of such transactions.

The Funds do not isolate that portion of gains and losses on investment securities that is due to changes in the foreign exchange rates from that which is due to changes in market prices of such securities.

The Funds report gains and losses on foreign currency related transactions as components of realized gains for financial reporting purposes, whereas such components are treated as ordinary income or loss for Federal income tax purposes.

FUTURES CONTRACTS -- The Analytic U.S. Long/Short and the Dwight Intermediate Fixed Income Funds utilize futures contracts primarily to hedge against changes in security prices. Upon entering into a futures contract, the Fund will deposit securities for the initial margin with its custodian in a segregated account. Subsequent payments, which are dependent on the daily fluctuations in the value of the underlying instrument, are made or received by the Fund each day (daily variation margin) and are recorded as unrealized gains or losses until the contracts are closed. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the proceeds from (or cost of) the closing transactions and the Fund's basis in the contract. Risks of entering into futures contracts include the possibility that a change in the value of the contract may not correlate with the changes in the value of the underlying instruments. Second, it is possible that a lack of liquidity for futures contracts could exist in the secondary market, resulting in an inability to close a futures position prior to its maturity date. Third, the purchase of a futures contract involves the risk that the Funds could lose more than the original margin deposit required to initiate the futures transaction. The Analytic U.S. Long/Short and the Dwight Intermediate Fixed Income Funds open futures contracts as of March 31, 2006, can be found in each Fund's Statement of Net Assets.

OPTIONS -- The Funds may write or purchase financial options contracts primarily to hedge against changes in security prices, or securities that the Funds intend to purchase, against fluctuations in fair value caused by changes in prevailing market interest rates. When the Funds write or purchase an option, an amount equal to the premium received or paid by the Funds is recorded as a liability or an asset and is subsequently adjusted to the current market value of the option written or purchased. Premiums received or paid from writing or purchasing options which expire unexercised are treated by the Funds on the expiration date as realized gains or losses. The difference between the premium and the amount paid or received on effecting a closing purchase or sale transaction, including brokerage commissions, is also treated as a realized gain or loss. If an option is exercised, the premium paid or received is added to the cost of the purchase or proceeds from the sale in determining whether the Funds have realized a gain or a loss on investment transactions. The Funds, as writers of an option, may have no control over whether the underlying securities may be sold (call) or purchased (put) and as a result bear the market risk of an unfavorable change in the price of the security underlying the written option. There were no outstanding options contracts as of March 31, 2006.

SHORT SALES -- The Analytic U.S. Long/Short Fund began engaging in short sales as of March 2006. As consistent with the Analytic U.S. Long/Short Fund's investment objectives, the Fund engages in short sales that are "uncovered". Uncovered short sales are transactions under which the Fund sells a security it does not own. To complete such a transaction, the Fund must borrow the security to make delivery to the buyer. The Fund then is obligated to replace the security borrowed by purchasing the security at the market price at the time of replacement. The price at such a time may be more or less than the price at which the security was sold by the Fund. Until the security is replaced, the Fund is required to pay the lender amounts equal to dividend or interest that accrue during the period of the loan. To borrow the security, the Fund also may be required to pay a premium, which would decrease proceeds of the security sold. The proceeds of the short sale will be retained by the broker, to the extent necessary to meet margin requirements, until the short positons are closed out. A gain, limited to the price at which the Fund sells the security short, or a loss, potentially unlimited in size, will be recognized upon the close of a short sale.

COLLATERALIZED MORTGAGE OBLIGATIONS (CMOS) -- CMOs are hybrids between mortgage-backed bonds and mortgage pass-through securities. Similar to a bond, CMOs usually pay interest monthly and have a more focused range of principal payment dates than pass-through securities. While CMOs may be collateralized by whole mortgage loans, CMOs are more typically collateralized by mortgage-backed securities guaranteed by Government National Mortgage Association, Federal Home Loan Mortgage Corporation, or Federal National Mortgage Association and their income streams.

AS OF MARCH 31, 2006

A Real Estate Mortgage Investment Conduit (REMIC) is a CMO that qualifies for special tax treatment under the Internal Revenue Code of 1986, as amended, and invests in certain mortgages primarily secured by interests in real property and other permitted investments.

CMOs are structured into multiple classes, each bearing a different stated maturity. Each class of CMO or REMIC certificate, often referred to as a "tranche," is issued at a specific interest rate and must be fully retired by its final distribution date. Generally, all classes of CMOs or REMIC certificates pay or accrue interest monthly. Investing in the lowest tranche of CMOs and REMIC certificates involves risks similar to those associated with investing in equity securities.

STRIPPED MORTGAGE-BACKED SECURITIES -- Stripped mortgage-backed securities are derivative multiple-class mortgage-backed securities. Stripped mortgage-backed securities usually have two classes that receive different proportions of interest and principal distributions on a pool of mortgage assets. Typically, one class will receive some of the interest and most of the principal, while the other class will receive most of the interest and the remaining principal. In extreme cases, one class will receive all of the interest ("interest only" or "IO" class) while the other class will receive the entire principal ("principal only" or "PO" class). The cash flow and yields on IOs and POs are extremely sensitive to the rate of principal payments (including prepayments) on the underlying mortgage loans or mortgage-backed securities. A rapid rate of principal payments may adversely affect the yield to maturity of IOs. Slower than anticipated prepayments of principal may adversely affect the yield to maturity of a PO. The yields and market risk of interest only and principal only stripped mortgage-backed securities, respectively, may be more volatile than those of other fixed income securities, including traditional mortgage-backed securities.

COMMISSION RECAPTURE -- Some Funds may direct certain portfolio trades to brokers who pay a portion of the commissions for those trades in cash to the Funds. Commission Recapture arrangements are accounted for as realized gains of the respective Fund. Under these arrangements, the following Funds received cash in the amounts shown below during the year ended March 31, 2006:

Fund                                                                      Amount
--------------------------------------------------------------------------------
Barrow Hanley Value Fund                                               $ 158,251
Columbus Circle Technology and Communications Fund                         1,946
Emerging Growth Fund                                                         484
Focused Fund                                                                 679
Growth Fund                                                                1,931
Heitman REIT Fund                                                            701
Large Cap Growth Fund                                                        259
Mid-Cap Fund                                                               8,082
Small Cap Fund                                                             1,014
Strategic Small Company Fund                                                 821
TS&W Small Cap Value Fund                                                 36,940
--------------------------------------------------------------------------------

OTHER -- Expenses that are directly related to one of the Funds are charged directly to that Fund. Other operating expenses are prorated to the Funds on the basis of relative net assets. Class specific expenses, such as 12b-1 distribution and service fees, are borne by that class. Income, other expenses and realized and unrealized gains and losses of a Fund are allocated to the respective class on the basis of the relative net assets each day.

The Funds have an arrangement with the transfer agent, DST Systems, Inc., whereby interest earned on uninvested cash balances is used to offset a portion of the transfer agent expense. The transfer agent expenses shown in the Statements of Operations are in total and do not reflect the expense reductions which are shown separately.

Each Fund (except the Cash Reserves Fund) will impose a 2% redemption/exchange fee on total redemption proceeds (after applicable deferred sales charges) of any shareholder redeeming shares (including redemption by exchange) of the Funds within 10 calendar days of their purchase. The Funds charge the redemption/exchange fee to discourage market timing by those shareholders initiating redemptions or exchanges to take advantage of short-term market movements. The redemption/exchange fee will be imposed to the extent that the number of Fund shares redeemed exceeds the number of Fund shares that have been held for more than 10 calendar days. In determining how long shares of the Fund have been held, shares held by the investor for the longest period of time are sold first. The Fund retains the fee for the benefit of the remaining shareholders.

For a discussion of the limited exemptions to the redemption/exchange fee, please see the Funds' prospectuses. For the year ended March 31, 2006, the following redemption/exchange fees were retained:

Fund                                                                     Amount
--------------------------------------------------------------------------------
Analytic U.S. Long/Short Fund -- Class Z                               $      27
Barrow Hanley Value Fund -- Class Z                                        1,304
Columbus Circle Technology and Communications Fund -- Class Z                264
Emerging Growth Fund -- Class Z                                              113
Emerging Growth Fund -- Class A                                                5
Focused Fund -- Class Z                                                       74
Growth Fund -- Class Z                                                       243
Heitman REIT Fund -- Class Z                                                 908
Large Cap Fund -- Class Z                                                    110
Large Cap Growth Fund -- Class Z                                              71
Large Cap Growth Concentrated Fund -- Class Z                                863
Mid-Cap Fund -- Class Z                                                       42
Select Growth -- Class Z                                                     221
Small Cap Fund -- Class Z                                                    101
Strategic Small Company Fund -- Class Z                                      192
TS&W Small Cap Value Fund -- Class Z                                         315
Dwight Intermediate Fixed Income Fund -- Class Z                              14
Dwight Short Term Fixed Income Fund -- Class Z                                72
--------------------------------------------------------------------------------

3. INVESTMENT ADVISORY FEES, ADMINISTRATIVE FEES, MANAGEMENT FEES AND OTHER TRANSACTIONS WITH AFFILIATES
--------------------------------------------------------------------------------

INVESTMENT ADVISOR -- Effective January 1, 2006, the Board approved Old Mutual Capital to serve as the investment advisor to each Fund, replacing Liberty Ridge, the Funds' previous advisor. Old Mutual Capital is an indirect, wholly-owned subsidiary of Old Mutual (US) Holdings, Inc. ("OMUSH"), which is a wholly-owned subsidiary of Old Mutual, plc, a London-Exchange listed international financial services firm. Old Mutual Capital was appointed on an interim basis pursuant to an interim advisory agreement ("Interim Agreement") pending shareholder approval of a new management agreement ("Management Agreement") between the Trust and Old Mutual Capital. Under the terms of the Interim Agreement, Old Mutual Capital was paid a fee that was calculated daily and paid monthly, at an annual rate based on the average daily net assets of each Fund. Prior to Old Mutual Capital's appointment, the Trust and Liberty Ridge were parties to an investment advisory agreement ("Previous Advisory Agreement") through December 31, 2005. Under the terms of the Previous Advisory Agreement, Liberty Ridge was paid a fee that was calculated daily and paid monthly, at an annual rate based on the average daily net assets of each Fund.

Effective April 19, 2006, shareholders approved the Management Agreement for the Focused, Heitman REIT, Small Cap, Strategic Small Company, TS&W Small Cap Value, Dwight Intermediate Fixed Income and Dwight Short Term Fixed Income Funds. Effective May 17, 2006, shareholders approved the Management Agreement for the Analytic U.S. Long/Short, Barrow Hanley Value, Columbus Circle Technology and Communications, Emerging Growth, Growth, Large Cap, Large Cap Growth, Large Cap Growth Concentrated, Mid-Cap, Select Growth and Cash Reserves Funds. Under the terms of the Management Agreement, Old Mutual Capital is obligated to provide advisory services that were previously provided by Liberty Ridge, and administrative services that were previously provided by Old Mutual Fund Services, as described in the "Administrator" section below. In exchange for providing these services, Old Mutual Capital is entitled to receive a management fee ("Management Fee"), calculated daily and paid monthly, at an annual rate based on the average daily net assets of each Fund. The Management Fees paid to Old Mutual Capital under the terms of the Management Agreement are less than the combined advisory and administrative fees that were previously paid by the Funds. The rates have been in effect since January 1, 2006.

ADMINISTRATOR -- On January 28, 2001, the Trust and Old Mutual Fund Services (the "Administrator"), an indirect, wholly-owned subsidiary of OMUSH, entered into an Administrative Services Agreement (the "Administrative Agreement") pursuant to which Old Mutual Fund Services was to oversee the administration of the Trust's, and each Fund's, business and affairs, including regulatory reporting, office space, equipment, personnel and facilities requirements, as well as services performed by various third parties. In exchange for providing these services, Old Mutual Fund Services received a fee, calculated daily and paid monthly, at an annual rate of 0.1227% of the average daily net assets of each Fund. Effective December 31, 2005, Old Mutual Fund Services assigned the Administrative Agreement to the Advisor. As a result, as of the fiscal year ended March 31, 2006, the Advisor was responsible for providing the administrative services that were previously provided to the Trust by Old Mutual Fund Services. The fee that Old Mutual Capital receives for providing these services is calculated daily and paid monthly, at an annual rate based on the average daily net assets of each Fund.

AS OF MARCH 31, 2006

EXPENSE LIMITATION AGREEMENT -- In the interest of limiting expenses of the Funds, the Advisor has entered into an expense limitation agreement ("Expense Limitation Agreement"), with respect to the Funds, pursuant to which the Advisor has contractually agreed to waive or limit its fees and to assume other expenses of the Funds to the extent necessary to limit the total annual expenses to a specified percentage of the Funds' average daily net assets, exclusive of certain expenses such as interest, taxes, brokerage costs and commissions, other expenditures which are capitalized in accordance with generally accepted accounting principles and other extraordinary expenses not incurred in the ordinary course of the Funds' business.

REIMBURSEMENT OF MANAGEMENT FEES -- The Advisor may seek reimbursement for Management Fees waived or limited and other expenses paid by the Advisor pursuant to the Expense Limitation Agreement during the previous three fiscal years in which the Management Fees were waived. Reimbursement by a Fund of the Management Fees waived or limited and other expenses paid by the Advisor pursuant to the Expense Limitation Agreement may be made when a Fund has reached a sufficient asset size to permit reimbursement to be made without causing the total annual operating expense ratio of each Fund to exceed the total operating expense percentage described below. With respect to all Funds, no reimbursement by a Fund will be made unless: (i) the Fund's assets exceed $75 million; (ii) the Fund's total operating annual expense ratio is less than the specified percentage of the Fund's average daily net assets, and (iii) the payment of such reimbursement was approved by the Board. Old Mutual Capital and Liberty Ridge have agreed not to seek reimbursement of fees waived or limited or other expenses paid by Liberty Ridge.

At March 31, 2006, pursuant to the above, the amount of previously waived and reimbursed fees for the Columbus Circle Technology and Communications, Emerging Growth, Growth, Heitman REIT, Large Cap, Large Cap Growth, Large Cap Growth Concentrated, Mid-Cap, Select Growth and Dwight Short Term Fixed Income Funds for which the Advisor may seek reimbursement was $49,648, $28,161, $141,959, $2,553, $5,750, $14,874, $34,806, $119,584, $66,767 and $55,695, respectively.

As of March 31, 2006, with respect to the foregoing Funds, the net assets of the Analytic U.S. Long/Short, Focused, Small Cap, Strategic Small Company, TS&W Small Cap Value, Cash Reserves and Dwight Intermediate Fixed Income Funds are less than $75 million.

The management /advisory fees and expense limitations are as follows:

                                                          Management Fees*             Advisory Fees*
                                                     paid to Old Mutual Capital     paid to Liberty Ridge
Fund                                                  effective January 1, 2006   through December 31, 2005
-------------------------------------------------------------------------------------------------------------
Analytic U.S. Long/Short Fund                                  0.80%+                     0.70%(3)
Barrow Hanley Value Fund                                       1.00%+                     1.00%(6)
Columbus Circle Technology and Communications Fund             0.95%+                     0.85%(1)
Emerging Growth Fund                                           0.95%+                     0.85%(1)
Focused Fund                                                   0.75%+                     0.65%(4)
Growth Fund                                                   0.825%+                     0.85%(1)
Heitman REIT Fund                                              0.90%+                     0.85%(1)
Large Cap Fund                                                 0.75%+                     0.65%(4)
Large Cap Growth Fund                                          0.85%+                     0.75%(2)
Large Cap Growth Concentrated Fund                             0.90%+                     0.85%(1)
Mid-Cap Fund                                                   0.95%+                     0.85%(1)
Select Growth Fund                                             0.90%+                     0.85%(1)
Small Cap Fund                                                 1.00%+                     1.00%(5)
Strategic Small Company Fund                                   0.95%+                     0.85%(1)
TS&W Small Cap Value Fund                                      1.10%+                     1.00%(5)
Cash Reserves Fund                                             0.40%+                     0.30%(7)
Dwight Intermediate Fixed Income Fund                          0.45%+                     0.40%(6)
Dwight Short Term Fixed Income Fund                            0.45%+                     0.40%(6)
-------------------------------------------------------------------------------------------------------------

* Fees paid to Old Mutual Capital include both advisory and administrative fees whereas fees paid to Liberty Ridge included only advisory fees.

+ Under the Management Agreement, the Advisor is entitled to a fee for providing both advisory and administrative services that is calculated daily and paid monthly at an annual rate of each Fund's average daily net assets. The Advisor has agreed to fee breakpoints for each Fund. For assets between $0 and $300 million, Management Fees will be charged at their base level. Once assets of any Fund [other than the Cash Reserves, Dwight Intermediate Fixed Income and Dwight Short Term Fixed Income Funds (the "Fixed Income Funds")] exceed $300 million, the Management Fees will be reduced by 0.05% from their base levels. Further fee breakpoints are triggered when a Fund's assets reach $500 million, $750 million, $1 billion, $1.5 billion and $2 billion. In each case, base level advisory fees are reduced by an additional 0.05%, for a possible 0.30% total fee reduction. For the Fixed Income Funds, each Management Fee breakpoint triggers a reduction of 0.025% in the Management Fee, for a possible 0.15% total fee reduction.

(1) Under the terms of the Previous Advisory Agreement, Liberty Ridge was paid a monthly fee at an annual rate of 0.85% of the first $1 billion of the average daily net assets of the Fund, 0.80% of the next $500 million of the average daily net assets of the Fund, 0.75% of the next $500 million of the average daily net assets of the Fund, 0.70% of the next $500 million of the average daily net assets of the Fund and 0.65% of the average daily net assets of the Fund in excess of $2.5 billion.

(2) Under the terms of the Previous Advisory Agreement, Liberty Ridge was paid a monthly fee at an annual rate of 0.75% of the first $1 billion of the average daily net assets of the Fund, 0.70% of the next $500 million of the average daily net assets of the Fund, 0.65% of the next $500 million of the average daily net assets of the Fund, 0.60% of the next $500 million of the average daily net assets of the Fund and 0.55% of the average daily net assets of the Fund in excess of $2.5 billion.

(3) Under the terms of the Previous Advisory Agreement, Liberty Ridge was paid a monthly fee at an annual rate of 0.70% of the first $1 billion of the average daily net assets of the Fund, 0.65% of the next $500 million of the average daily net assets of the Fund, 0.60% of the next $500 million of the average daily net assets of the Fund, 0.55% of the next $500 million of the average daily net assets of the Fund and 0.50% of the average daily net assets of the Fund in excess of $2.5 billion.

(4) Under the terms of the Previous Advisory Agreement, Liberty Ridge was paid was monthly fee at an annual rate of 0.65% of the first $1 billion of the average daily net assets of the Fund, 0.60% of the next $500 million of the average daily net assets of the Fund, 0.55% of the next $500 million of the average daily net assets of the Fund, 0.50% of the next $500 million of the average daily net assets of the Fund and 0.45% of the average daily net assets of the Fund in excess of $2.5 billion.

(5) Under the terms of the Previous Advisory Agreement, Liberty Ridge was paid a monthly fee at an annual rate of 1.00% of the first $1 billion of the average daily net assets of the Fund, 0.95% of the next $500 million of the average daily net assets of the Fund, 0.90% of the next $500 million of the average daily net assets of the Fund, 0.85% of the next $500 million of the average daily net assets of the Fund and 0.80% of the average daily net assets of the Fund in excess of $2.5 billion.

(6) Under the terms of the Previous Advisory Agreement, Liberty Ridge was paid a monthly fee at an annual rate of 0.40% of the first $1 billion of the average daily net assets of the Fund, 0.35% of the next $500 million of the average daily net assets of the Fund, 0.30% of the next $500 million of the average daily net assets of the Fund, 0.25% of the next $500 million of the average daily net assets of the Fund and 0.20% of the average daily net assets of the Fund in excess of $2.5 billion.

(7) Under the terms of the Previous Advisory Agreement, Liberty Ridge was paid a monthly fee at an annual rate of 0.30% of the first $1 billion of the average daily net assets of the Fund, 0.25% of the next $500 million of the average daily net assets of the Fund, 0.20% of the next $500 million of the average daily net assets of the Fund, 0.15% of the next $500 million of the average daily net assets of the Fund and 0.10% of the average daily net assets of the Fund in excess of $2.5 billion.

                                  Expense Limitations, effective January 1, 2006   Expense Limitations, through December 31, 2005
-----------------------------------------------------------------------------------------------------------------------------------
                                    Class Z   Advisor Class   Class A   Class C     Class Z   Advisor Class   Class A    Class C
-----------------------------------------------------------------------------------------------------------------------------------
Analytic U.S. Long/Short Fund         1.10%       1.35%*        1.35%     2.10%       1.50%       1.75%*        1.75%      2.50%
Barrow Hanley Value Fund^             1.10%       1.35%         1.35%     2.10%       1.40%       1.65%         1.65%      2.40%
Columbus Circle Technology and
  Communications Fund                 1.45%       1.70%         1.70%     2.45%        n/a         n/a           n/a        n/a
Emerging Growth Fund                  1.30%       1.55%*        1.55%     2.30%        n/a         n/a*          n/a        n/a
Focused Fund                          1.15%       1.40%*        1.40%     2.15%       1.50%       1.75%*        1.75%      2.50%
Growth Fund                           1.10%       1.35%         1.35%     2.10%        n/a         n/a           n/a        n/a
Heitman REIT Fund                     1.25%       1.50%         1.50%     2.25%       1.50%       1.75%         1.75%      2.50%
Large Cap Fund                        1.15%       1.40%         1.40%     2.15%       1.50%       1.75%         1.75%      2.50%
Large Cap Growth Fund                 1.25%       1.50%         1.50%     2.25%        n/a         n/a           n/a        n/a
Large Cap Growth
  Concentrated Fund                   1.25%       1.50%         1.50%     2.25%       1.50%       1.75%         1.75%      2.50%
Mid-Cap Fund                          1.20%       1.45%         1.45%     2.20%       1.50%       1.75%         1.75%      2.50%
Select Growth Fund                    1.25%       1.50%*        1.50%     2.25%        n/a         n/a*          n/a        n/a
Small Cap Fund                        1.25%       1.50%         1.50%     2.25%       1.50%       1.75%         1.75%      2.50%
Strategic Small Company Fund          1.35%       1.60%         1.60%     2.35%       1.50%       1.75%         1.75%      2.50%
TS&W Small Cap Value Fund             1.30%       1.55%*        1.55%     2.30%       1.50%       1.75%*        1.75%      2.50%
Cash Reserves Fund                    0.73%       0.98%*        0.98%*    1.73%*       n/a         n/a*          n/a*       n/a*
Dwight Intermediate Fixed
  Income Fund                         0.85%       1.10%*        1.10%     1.85%       0.85%       1.10%*        1.10%      1.85%
Dwight Short Term Fixed
  Income Fund                         0.70%       0.95%         0.95%     1.45%       0.75%       1.00%         1.00%      1.50%
-----------------------------------------------------------------------------------------------------------------------------------

*     Class is not currently offered for the applicable Fund.

^ Prior to December 9, 2004 the expense limitation for the Class Z (formerly PBHG Class), Advisor, Class A and Class C shares was 1.50%, 1.75%, 1.75% and 2.50%, respectively.

AS OF MARCH 31, 2006

SUB-ADVISORY AGREEMENTS -- Effective January 1, 2006, the Advisor appointed the following sub-advisors (the "Sub-Advisors") to provide sub-advisory services or co-sub-advisory services to the Funds pursuant to sub-advisory agreements (the "Sub-Advisory Agreements") between the Advisor and each Sub-Advisor:

Analytic Investors, Inc. -- The Trust, on behalf of the Analytic U.S. Long/Short Fund, and the Advisor entered into an interim sub-advisory agreement, with Analytic Investors, Inc. ("Analytic") pending shareholder approval of the Analytic Sub-Advisory Agreement, which was received on May 17, 2006. Analytic is a subsidiary of OMUSH and an affiliate of Old Mutual Capital.

Barrow, Hanley, Mewhinney & Strauss, Inc. -- The Trust, on behalf of the Barrow Hanley Value Fund, and the Advisor entered into an interim sub-advisory agreement, with Barrow, Hanley, Mewhinney & Strauss, Inc. ("Barrow Hanley") pending shareholder approval of the Barrow Hanley Sub-Advisory Agreement, which was received on May 17, 2006. Barrow Hanley is a wholly owned subsidiary of OMUSH and an affiliate of Old Mutual Capital.

CastleArk Management, LLC -- The Trust, on behalf of the Large Cap Growth, Large Cap Growth Concentrated and Select Growth Funds, and the Advisor entered into an interim sub-advisory agreement, with CastleArk Management, LLC ("CastleArk") pending shareholder approval of the CastleArk Sub-Advisory Agreement, which was received on May 17, 2006.

Columbus Circle Investors -- The Trust, on behalf of the Columbus Circle Technology and Communications Fund, and the Advisor entered into an interim sub-advisory agreement, Columbus Circle Investors ("Columbus Circle") pending shareholder approval of the Columbus Circle Sub-Advisory Agreement, which was received on May 17, 2006.

Copper Rock Capital Partners, LLC -- The Trust, on behalf of the Emerging Growth and Strategic Small Company Funds, and the Advisor entered into an interim sub-advisory agreement, with Copper Rock Capital Partners, LLC ("Copper Rock") pending shareholder approval of the Copper Rock Sub-Advisory Agreement, which was received on April 19, 2006, for the Strategic Small Company Fund and May 17, 2006, for the Emerging Growth Fund. Copper Rock is owned 50% by OMUSH and 50% by Copper Rock Senior Executives and is an affiliate of Old Mutual Capital.

Dwight Asset Management Company -- The Trust, on behalf of the Dwight Intermediate Fixed Income and Dwight Short Term Fixed Income Funds, and the Advisor entered into an interim sub-advisory agreement, with Dwight Asset Management Company ("Dwight") pending shareholder approval of the Dwight Sub-Advisory Agreement, which was received on April 19, 2006. Dwight is a wholly owned subsidiary of OMUSH and an affiliate of Old Mutual Capital.

Eagle Asset Management, Inc. -- The Trust, on behalf of the Small Cap and Strategic Small Company Funds, and the Advisor entered into an interim sub-advisory agreement, with Eagle Asset Management, Inc. ("Eagle") pending shareholder approval of the Eagle Sub-Advisory Agreement, which was received on April 19, 2006.

Heitman Real Estate Securities, LLC -- The Trust, on behalf of the Heitman REIT Fund, and the Advisor entered into an interim sub-advisory agreement, with Heitman Real Estate Securities LLC ("Heitman") pending shareholder approval of the Heitman Sub-Advisory Agreement, which was received on April 19, 2006. Heitman is an affiliate of Old Mutual Capital.

Munder Capital Management -- The Trust, on behalf of the Growth Fund, and the Advisor entered into an interim sub-advisory agreement, with Munder Capital Management ("Munder") pending shareholder approval of the Munder Sub-Advisory Agreement, which was received on May 17, 2006.

Liberty Ridge Capital, Inc. -- The Trust, on behalf of the Focused, Large Cap, Mid-Cap, Small Cap and Strategic Small Company Funds, and the Advisor entered into an interim sub-advisory agreement, with Liberty Ridge pending shareholder approval of the Liberty Ridge Sub-Advisory Agreement, which was received on April 19, 2006, for the Focused, Small Cap and Strategic Small Company Funds and May 17, 2006, for the Large Cap and Mid-Cap Funds.

Thompson, Siegel & Walmsley, Inc. -- The Trust, on behalf of the TS&W Small Cap Value Fund, and the Advisor entered into an interim sub-advisory agreement, with Thompson, Siegel & Walmsley, Inc. ("TS&W") pending shareholder approval of the TS&W Sub-Advisory Agreement, which was received on April 19, 2006.

Turner Investment Partners, Inc. -- The Trust, on behalf of the Growth, Large Cap Growth, Large Cap Growth Concentrated and Select Growth Funds, and the Advisor entered into an interim sub-advisory agreement, with Turner Investment Partners, Inc. ("Turner") pending shareholder approval of the Turner Sub-Advisory Agreement, which was received on May 17, 2006.

Wellington Management Company, LLP -- The Trust, on behalf of the Cash Reserves Fund, and the Advisor entered into an interim sub-advisory agreement, with Wellington Management Company, LLP ("Wellington") pending shareholder approval of the Wellington Sub-Advisory Agreement, which was received on May 17, 2006.

For the services provided and expenses incurred pursuant to the Sub-Advisory Agreements, the Sub-Advisors are entitled to receive from the Advisor a sub-advisory fee with respect to the average daily net assets of each portion of the Funds managed net of 50% of any waivers, reimbursement payments, supermarket fees and alliance fees waived, reimbursed or paid by the Advisor (with the exception of the Growth and Cash Reserves Funds). The fees are calculated as follows:

                                                          Sub-Advisory Fee Breakpoint Asset Thresholds
---------------------------------------------------------------------------------------------------------------------------------
                                    $0 to     $300 million  $500 million  $750 million  $1.0 billion  $1.5 billion
                                  less than   to less than  to less than  to less than  to less than  to less than  $2.0 billion
Fund                            $300 million  $500 million  $750 million  $1.0 billion  $1.5 billion  $2.0 billion   or greater
---------------------------------------------------------------------------------------------------------------------------------
Analytic U.S. Long/Short Fund       0.45%         0.40%        0.35%         0.30%         0.25%          0.20%        0.15%
Barrow Hanley Value Fund            0.65%         0.60%        0.55%         0.50%         0.45%          0.40%        0.35%
Columbus Circle Technology
   and Communications Fund          0.60%         0.55%        0.50%         0.45%         0.40%          0.35%        0.30%
Emerging Growth Fund                0.60%         0.55%        0.50%         0.45%         0.40%          0.35%        0.30%
Focused Fund                        0.40%         0.35%        0.30%         0.25%         0.20%          0.15%        0.10%
Heitman REIT Fund                   0.55%         0.50%        0.45%         0.40%         0.35%          0.30%        0.25%
Large Cap Fund                      0.40%         0.35%        0.30%         0.25%         0.20%          0.15%        0.10%
Large Cap Growth Fund               0.50%         0.45%        0.40%         0.35%         0.30%          0.25%        0.20%
Large Cap Growth
   Concentrated Fund                0.55%         0.50%        0.45%         0.40%         0.35%          0.30%        0.25%
Mid-Cap Fund                        0.60%         0.55%        0.50%         0.45%         0.40%          0.35%        0.30%
Select Growth Fund                  0.55%         0.50%        0.45%         0.40%         0.35%          0.30%        0.25%
Small Cap Fund                      0.65%         0.60%        0.55%         0.50%         0.45%          0.40%        0.35%
Strategic Small Company Fund        0.60%         0.55%        0.50%         0.45%         0.40%          0.35%        0.30%
TS&W Small Cap Value Fund           0.75%         0.70%        0.65%         0.60%         0.55%          0.50%        0.45%
Dwight Intermediate
   Fixed Income Fund                0.20%        0.175%        0.15%        0.125%         0.10%         0.075%        0.05%
Dwight Short Term
   Fixed Income                     0.20%        0.175%        0.15%        0.125%         0.10%         0.075%        0.05%
---------------------------------------------------------------------------------------------------------------------------------

                                          Sub-Advisory Fees without Breakpoints
--------------------------------------------------------------------------------
Growth Fund                                               0.475%
Cash Reserves Fund                                         0.10%
--------------------------------------------------------------------------------

SUB-ADMINISTRATOR -- The Administrator and SEI Investments Global Funds Services (the "Sub-Administrator") entered into a Sub- Administrative Services Agreement (the "Sub-Administrative Agreement"), pursuant to which the Sub-Administrator assists the Administrator in connection with the administration of the business and affairs of the Trust. SEI Investments Management Corporation ("SEI Investments"), which is a wholly-owned subsidiary of SEI Investments Company, owns all beneficial interest in the Sub-Administrator. Under the Sub-Administrative Agreement, the Administrator pays the Sub-Administrator fees at an annual rate calculated as follows: the greater sum (higher value) which results from making the following calculations (A) a fee based on the average daily net assets of the Trust, Old Mutual Advisor Funds and Old Mutual Insurance Series Fund of: (i) 0.0165% of the first $10 billion, plus (ii) 0.0125% of the next $10 billion, plus (iii) 0.010% of the excess over $20 billion and (B) a fee based on the aggregate number of funds of the Trust, Old Mutual Advisor Funds and Old Mutual Advisor Insurance Series Fund calculated at the sum of between $50,000 and $60,000 per fund, depending on the total number of funds. The Sub-Administrative Agreement provides that the Sub-Administrator will not be liable for any error of judgment or mistake of law or for any loss suffered by the Trust in connection with the matters to which the Sub-Administrative Agreement relates, except a loss resulting from willful misfeasance, bad faith or negligence on the part of the Sub-Administrator in the performance of its duties. The Sub-Administrative Agreement will continue in effect until December 31, 2007, subject to certain termination provisions. The Agreement will renew each year unless terminated by either party upon not less than 90 days' prior written notice to the other party.

DISTRIBUTOR -- The Trust has entered into a distribution agreement (the "Distribution Agreement") with Old Mutual Investment Partners (the "Distributor"), an indirect, wholly-owned subsidiary of OMUSH. The Distributor receives no compensation for serving in such capacity. The Trust, on behalf of Class A shares of each Fund, has adopted a distribution plan under Rule 12b-1 under the 1940 Act, which provides for payment of a distribution fee of up to 0.25%, of the daily net assets of Class A shares. Currently, the Trust is not paying a distribution fee on Class A shares. The Trust has also adopted, on behalf of Class C shares of each Fund, a Distribution Plan under Rule 12b-1 under the 1940 Act, which provides for payment of a distribution fee of up to 0.75% of the average daily net assets of Class C shares. Currently, the Dwight Short Term Fixed Income Fund charges a distribution fee of 0.50% of the average daily net assets of the Class C Shares. The Trust has also adopted a Service Plan on behalf of Class A shares and Class C shares of each Fund and a separate Service Plan under Rule 12b-1 under the 1940 Act on behalf of Advisor Class shares of each Fund, both of which provide for payment of a service fee of up to 0.25% of the average daily net assets of each class. Distribution fees are paid to the Distributor for the sale and distribution of Class A shares and Class C shares and service fees are paid to the Distributor, brokers, dealers and/or other financial intermediaries for providing or arranging for others to provide personal services to shareholders and/or the maintenance of shareholder accounts.

AS OF MARCH 31, 2006

Of the service and distribution fees the Distributor received for the year ended March 31, 2006, it retained the following:

                                                                     Service Fees                 Distribution Fees
--------------------------------------------------------------------------------------------------------------------
Fund                                                 Advisor Class     Class A        Class C          Class C
--------------------------------------------------------------------------------------------------------------------
Analytic U.S. Long/Short Fund                          $      --       $    192      $     258        $     774
Barrow Hanley Value Fund                                       4          2,025         14,193           42,578
Columbus Circle Technology and Communications Fund           126            150            152              455
Emerging Growth Fund                                          --            142            143              428
Focused Fund                                                  --            165            162              487
Growth Fund                                                  137            153            149              448
Heitman REIT Fund                                         17,413            198            877            2,632
Large Cap Fund                                                 2            146             77              431
Large Cap Growth Fund                                         --            151            162              487
Large Cap Growth Concentrated Fund                           217            148            153              458
Mid-Cap Fund                                                  25            224            577            1,566
Select Growth Fund                                            --            142            140              419
Small Cap Fund                                                --            181            183              516
Strategic Small Company Fund                                  63            161            179              538
TS&W Small Cap Value Fund                                     --            451          1,846            5,539
Dwight Intermediate Fixed Income Fund                         --            140            179              536
Dwight Short Term Fixed Income Fund                           65            130            129              258
--------------------------------------------------------------------------------------------------------------------

DST Systems, Inc. serves as the transfer agent and dividend disbursing agent of the Trust. From time to time, the Trust may pay amounts to third parties that provide sub-transfer agency and other administrative services relating to the Trust to persons who beneficially own interests in the Trust.

Wachovia Bank, N.A., serves as the custodian for each of the Funds.

Wachovia Trust has entered into a shareholder servicing agreement with Old Mutual Fund Services to provide shareholder support and other shareholder account-related services. Old Mutual Fund Services has, in turn, contracted with Old Mutual Shareholder Services, Inc. (formerly known as PBHG Shareholder Services, Inc.) ("OMSS"), its wholly-owned subsidiary, to assist in the provision of those services. OMSS received no fees directly from the Funds. The shareholder service fees are reviewed semi-annually and approved annually by the Board.

Shareholder service fees (including out of pocket expenses) paid to Old Mutual Fund Services for the year ended March 31, 2006, were as follows:

Fund                                                                   Amount
--------------------------------------------------------------------------------
Analytic U.S. Long/Short Fund                                        $   15,558
Barrow Hanley Value Fund                                                112,418
Columbus Circle Technology and Communications Fund                      462,580
Emerging Growth Fund                                                    212,287
Focused Fund                                                             18,379
Growth Fund                                                             635,961
Heitman REIT Fund                                                        43,418
Large Cap Fund                                                           45,683
Large Cap Growth Fund                                                    89,525
Large Cap Growth Concentrated Fund                                      166,584
Mid-Cap Fund                                                            105,650
Select Growth Fund                                                      223,623
Small Cap Fund                                                           33,333
Strategic Small Company Fund                                             29,385
TS&W Small Cap Value Fund                                                25,433
Cash Reserves Fund                                                       52,433
Dwight Intermediate Fixed Income Fund                                     1,895
Dwight Short Term Fixed Income Fund                                      17,701
--------------------------------------------------------------------------------

On April 4, 2000, the Board approved an agreement between the Trust and Old Mutual Fund Services to provide shareholder related web development and maintenance services. For its services over the year ended March 31, 2006, Old Mutual Fund Services received a fee of $150,301, which was allocated to each Fund quarterly based on average net assets. The fee is reviewed semi-annually and approved annually by the Board.

Officers of the Trust who are or were officers of the Advisor, Administrator, Sub-Administrator and the Distributor, as well as the Senior Officer, received no compensation from the Trust.

4. INVESTMENT TRANSACTIONS
--------------------------------------------------------------------------------

The cost of securities purchased and the proceeds from securities sold and matured, other than short-term investments, for the Funds, excluding the Cash Reserves Fund, for the year ended March 31, 2006, were as follows:

Fund                                                 Purchases (000)   Sales and Maturities (000)
--------------------------------------------------------------------------------------------------
Analytic U.S. Long/Short Fund                          $    91,399           $      118,261
Barrow Hanley Value Fund                                   254,784                1,304,619
Columbus Circle Technology and Communications Fund         237,072                  306,139
Emerging Growth Fund                                       276,802                  325,342
Focused Fund                                                21,588                   25,764
Growth Fund                                                696,588                  917,854
Heitman REIT Fund                                          128,239                  142,920
Large Cap Fund                                              79,333                  129,695
Large Cap Growth Fund                                      144,604                  201,654
Large Cap Growth Concentrated Fund                         184,834                  227,874
Mid-Cap Fund                                               350,830                  466,154
Select Growth Fund                                         241,466                  286,999
Small Cap Fund                                              60,639                   76,139
Strategic Small Company Fund                                74,694                   87,524
TS&W Small Cap Value Fund                                   31,040                   69,346
Dwight Intermediate Fixed Income Fund                        3,941                    3,572
Dwight Short Term Fixed Income Fund                         32,841                  182,330
--------------------------------------------------------------------------------------------------

During the year ended March 31, 2006, the Dwight Intermediate Fixed Income and the Dwight Short Term Fixed Income Funds purchased U.S. Government Securities of $32,206,326 and $595,527,656, respectively and received proceeds from the sales and maturities of U.S. Government Securities of $31,585,714 and $594,868,725, respectively.

AS OF MARCH 31, 2006

5. SHARE TRANSACTIONS

----------------------------------------------------------------------------------------------------
                                                     Old Mutual Analytic          Old Mutual
                                                    U.S. Long/Short Fund   Barrow Hanley Value Fund
----------------------------------------------------------------------------------------------------
                                                   4/1/05 to   4/1/04 to   4/1/05 to      4/1/04 to
                                                    3/31/06     3/31/05     3/31/06        3/31/05
----------------------------------------------------------------------------------------------------
Shares Issued and Redeemed (000):
   Class Z
   Shares Issued                                         305         822       8,636         33,809
   Shares Issued upon Reinvestment of Distributions       20          42       1,766          1,195
   Shares Redeemed                                    (3,163)     (2,325)    (74,185)       (23,530)
----------------------------------------------------------------------------------------------------
   Total Class Z Share Transactions                   (2,838)     (1,461)    (63,783)        11,474
----------------------------------------------------------------------------------------------------
   Advisor Class
   Shares Issued                                          --          --           5             69
   Shares Issued upon Reinvestment of Distributions       --          --           2              1
   Shares Redeemed                                        --          --         (15)           (62)
----------------------------------------------------------------------------------------------------
   Total Advisor Class Share Transactions                 --          --          (8)             8
----------------------------------------------------------------------------------------------------
   Class A
   Shares Issued                                          23          18         105            249
   Shares Issued upon Reinvestment of Distributions       --          --           9              5
   Shares Redeemed                                        (7)         (9)       (236)           (64)
----------------------------------------------------------------------------------------------------
   Total Class A Share Transactions                       16           9        (122)           190
----------------------------------------------------------------------------------------------------
   Class C
   Shares Issued                                           7          --         128            466
   Shares Issued upon Reinvestment of Distributions       --          --          21              8
   Shares Redeemed                                        (1)         --        (399)           (54)
----------------------------------------------------------------------------------------------------
   Total Class C Share Transactions                        6          --        (250)           420
----------------------------------------------------------------------------------------------------
   Net Increase (Decrease) in Shares Outstanding      (2,816)     (1,452)    (64,163)        12,092
====================================================================================================

Amounts designated as "--" are either 0 or have been rounded to 0.

-------------------------------------------------------------------------------------------------
                                                    Old Mutual Columbus
                                                   Circle Technology and         Old Mutual
                                                    Communications Fund     Emerging Growth Fund
-------------------------------------------------------------------------------------------------
                                                   4/1/05 to   4/1/04 to   4/1/05 to   4/1/04 to
                                                    3/31/06     3/31/05     3/31/06     3/31/05
-------------------------------------------------------------------------------------------------
Shares Issued and Redeemed (000):
   Class Z
   Shares Issued                                       1,261       1,646       1,124          21
   Shares Issued upon Reinvestment of Distributions       --          --          --          --
   Shares Redeemed                                    (6,294)     (8,723)     (4,450)     (9,169)
-------------------------------------------------------------------------------------------------
   Total Class Z Share Transactions                   (5,033)     (7,077)     (3,326)     (9,148)
-------------------------------------------------------------------------------------------------
   Advisor Class
   Shares Issued                                          29         241          --          --
   Shares Issued upon Reinvestment of Distributions       --          --          --          --
   Shares Redeemed                                      (842)       (751)         --          --
-------------------------------------------------------------------------------------------------
   Total Advisor Class Share Transactions               (813)       (510)         --          --
-------------------------------------------------------------------------------------------------
   Class A
   Shares Issued                                          --          --          --          --
   Shares Issued upon Reinvestment of Distributions       --          --          --          --
   Shares Redeemed                                        --          --          --          --
-------------------------------------------------------------------------------------------------
   Total Class A Share Transactions                       --          --          --          --
-------------------------------------------------------------------------------------------------
   Class C
   Shares Issued                                           5          --           2          --
   Shares Issued upon Reinvestment of Distributions       --          --          --          --
   Shares Redeemed                                        --          --          --          --
-------------------------------------------------------------------------------------------------
   Total Class C Share Transactions                        5          --           2          --
-------------------------------------------------------------------------------------------------
   Net Increase (Decrease) in Shares Outstanding      (5,841)     (7,587)     (3,324)     (9,148)
=================================================================================================

------------------------------------------------------------------------------------------------
                                                         Old Mutual              Old Mutual
                                                        Focused Fund            Growth Fund
-------------------------------------------------------------------------------------------------
                                                   4/1/05 to   4/1/04 to   4/1/05 to   4/1/04 to
                                                    3/31/06     3/31/05     3/31/06     3/31/05
-------------------------------------------------------------------------------------------------
Shares Issued and Redeemed (000):
   Class Z
   Shares Issued                                         208         165       1,557       2,133
   Shares Issued upon Reinvestment of Distributions        4          --          --          --
   Shares Redeemed                                      (409)       (651)    (12,262)    (16,998)
-------------------------------------------------------------------------------------------------
   Total Class Z Share Transactions                     (197)       (486)    (10,705)    (14,865)
-------------------------------------------------------------------------------------------------
   Advisor Class
   Shares Issued                                          --          --           1          56
   Shares Issued upon Reinvestment of Distributions       --          --          --          --
   Shares Redeemed                                        --          --          (4)     (2,304)
-------------------------------------------------------------------------------------------------
   Total Advisor Class Share Transactions                 --          --          (3)     (2,248)
-------------------------------------------------------------------------------------------------
   Class A
   Shares Issued                                          --          --           7          --
   Shares Issued upon Reinvestment of Distributions       --          --          --          --
   Shares Redeemed                                        --          --          --          --
-------------------------------------------------------------------------------------------------
   Total Class A Share Transactions                       --          --           7          --
-------------------------------------------------------------------------------------------------
   Class C
   Shares Issued                                          --          --          --          --
   Shares Issued upon Reinvestment of Distributions       --          --          --          --
   Shares Redeemed                                        --          --          --          --
-------------------------------------------------------------------------------------------------
   Total Class C Share Transactions                       --          --          --          --
-------------------------------------------------------------------------------------------------
   Net Increase (Decrease) in Shares Outstanding        (197)       (486)    (10,701)    (17,113)
=================================================================================================

AS OF MARCH 31, 2006

----------------------------------------------------------------------------------------------------
                                                            Old Mutual              Old Mutual
                                                        Heitman REIT Fund         Large Cap Fund
----------------------------------------------------------------------------------------------------
                                                      4/1/05 to   4/1/04 to   4/1/05 to   4/1/04 to
                                                       3/31/06     3/31/05     3/31/06     3/31/05
----------------------------------------------------------------------------------------------------
Shares Issued and Redeemed (000):
   Class Z
   Shares Issued                                          4,865       5,936         380       1,011
   Shares Issued upon Reinvestment of Distributions       1,312         813          42         122
   Shares Redeemed                                       (5,699)     (5,914)     (4,137)     (9,076)
----------------------------------------------------------------------------------------------------
   Total Class Z Share Transactions                         478         835      (3,715)     (7,943)
----------------------------------------------------------------------------------------------------
   Advisor Class
   Shares Issued                                             98          69          11          13
   Shares Issued upon Reinvestment of Distributions         138         116          --          --
   Shares Redeemed                                         (306)       (521)        (20)        (38)
----------------------------------------------------------------------------------------------------
   Total Advisor Class Share Transactions                   (70)       (336)         (9)        (25)
----------------------------------------------------------------------------------------------------
   Class A
   Shares Issued                                             20          --          --          --
   Shares Issued upon Reinvestment of Distributions           2           1          --          --
   Shares Redeemed                                           (9)         --          --          --
----------------------------------------------------------------------------------------------------
   Total Class A Share Transactions                          13           1          --          --
----------------------------------------------------------------------------------------------------
   Class C
   Shares Issued                                             23           5          --          --
   Shares Issued upon Reinvestment of Distributions           5           2          --          --
   Shares Redeemed                                          (11)         --          --          --
----------------------------------------------------------------------------------------------------
   Total Class C Share Transactions                          17           7          --          --
----------------------------------------------------------------------------------------------------
   Net Increase (Decrease) in Shares Outstanding            438         507      (3,724)     (7,968)
====================================================================================================

Amounts designated as "--" are either 0 or have been rounded to 0.

-------------------------------------------------------------------------------------------------------
                                                            Old Mutual          Old Mutual Large Cap
                                                      Large Cap Growth Fund   Growth Concentrated Fund
-------------------------------------------------------------------------------------------------------
                                                      4/1/05 to   4/1/04 to   4/1/05 to      4/1/04 to
                                                       3/31/06     3/31/05     3/31/06        3/31/05
-------------------------------------------------------------------------------------------------------
Shares Issued and Redeemed (000):
   Class Z
   Shares Issued                                            444       1,033         448            565
   Shares Issued upon Reinvestment of Distributions          --          --          --             --
   Shares Redeemed                                       (3,061)     (2,864)     (3,487)        (3,997)
-------------------------------------------------------------------------------------------------------
   Total Class Z Share Transactions                      (2,617)     (1,831)     (3,039)        (3,432)
-------------------------------------------------------------------------------------------------------
   Advisor Class
   Shares Issued                                              3           6           1              2
   Shares Issued upon Reinvestment of Distributions          --          --          --             --
   Shares Redeemed                                           (5)        (18)         (2)            --
-------------------------------------------------------------------------------------------------------
   Total Advisor Class Share Transactions                    (2)        (12)         (1)             2
-------------------------------------------------------------------------------------------------------
   Class A
   Shares Issued                                             --          --           3             --
   Shares Issued upon Reinvestment of Distributions          --          --          --             --
   Shares Redeemed                                           --          (1)         (2)            --
-------------------------------------------------------------------------------------------------------
   Total Class A Share Transactions                          --          (1)          1             --
-------------------------------------------------------------------------------------------------------
   Class C
   Shares Issued                                             --           1           2             --
   Shares Issued upon Reinvestment of Distributions          --          --          --             --
   Shares Redeemed                                           --          --          --             --
-------------------------------------------------------------------------------------------------------
   Total Class C Share Transactions                          --           1           2             --
-------------------------------------------------------------------------------------------------------
   Net Increase (Decrease) in Shares Outstanding         (2,619)     (1,843)     (3,037)        (3,430)
=======================================================================================================

----------------------------------------------------------------------------------------------------
                                                           Old Mutual               Old Mutual
                                                          Mid-Cap Fund          Select Growth Fund
----------------------------------------------------------------------------------------------------
                                                      4/1/05 to   4/1/04 to   4/1/05 to   4/1/04 to
                                                       3/31/06     3/31/05     3/31/06     3/31/05
----------------------------------------------------------------------------------------------------
Shares Issued and Redeemed (000):
   Class Z
   Shares Issued                                          2,636       5,937         314         301
   Shares Issued upon Reinvestment of Distributions       1,783       2,144          --          --
   Shares Redeemed                                       (9,017)     (7,958)     (2,419)     (3,148)
----------------------------------------------------------------------------------------------------
   Total Class Z Share Transactions                      (4,598)        123      (2,105)     (2,847)
----------------------------------------------------------------------------------------------------
   Advisor Class
   Shares Issued                                            130         194          --          --
   Shares Issued upon Reinvestment of Distributions          36          35          --          --
   Shares Redeemed                                         (263)       (120)         --          --
----------------------------------------------------------------------------------------------------
   Total Advisor Class Share Transactions                   (97)        109          --          --
----------------------------------------------------------------------------------------------------
   Class A
   Shares Issued                                              2           5          --          --
   Shares Issued upon Reinvestment of Distributions           1           1          --          --
   Shares Redeemed                                           (7)         (3)         --          --
----------------------------------------------------------------------------------------------------
   Total Class A Share Transactions                          (4)          3          --          --
----------------------------------------------------------------------------------------------------
   Class C
   Shares Issued                                              5           4          --          --
   Shares Issued upon Reinvestment of Distributions           1           1          --          --
   Shares Redeemed                                           --          --          --          --
----------------------------------------------------------------------------------------------------
   Total Class C Share Transactions                           6           5          --          --
----------------------------------------------------------------------------------------------------
   Net Increase (Decrease) in Shares Outstanding         (4,693)        240      (2,105)     (2,847)
====================================================================================================

AS OF MARCH 31, 2006

----------------------------------------------------------------------------------------------------
                                                            Old Mutual         Old Mutual Strategic
                                                          Small Cap Fund        Small Company Fund
----------------------------------------------------------------------------------------------------
                                                      4/1/05 to   4/1/04 to   4/1/05 to   4/1/04 to
                                                       3/31/06     3/31/05     3/31/06     3/31/05
----------------------------------------------------------------------------------------------------
Shares Issued and Redeemed (000):
   Class Z
   Shares Issued                                            117         328         318         627
   Shares Issued upon Reinvestment of Distributions          --          --          --          --
   Shares Redeemed                                         (859)     (2,647)     (1,094)     (2,196)
----------------------------------------------------------------------------------------------------
   Total Class Z Share Transactions                        (742)     (2,319)       (776)     (1,569)
----------------------------------------------------------------------------------------------------
   Advisor Class
   Shares Issued                                             --           3          40          31
   Shares Issued upon Reinvestment of Distributions          --          --          --          --
   Shares Redeemed                                           (1)         (7)        (75)        (53)
----------------------------------------------------------------------------------------------------
   Total Advisor Class Share Transactions                    (1)         (4)        (35)        (22)
----------------------------------------------------------------------------------------------------
   Class A
   Shares Issued                                             --           1           9          --
   Shares Issued upon Reinvestment of Distributions          --          --          --          --
   Shares Redeemed                                           --          --          --          (1)
----------------------------------------------------------------------------------------------------
   Total Class A Share Transactions                          --           1           9          (1)
----------------------------------------------------------------------------------------------------
   Class C
   Shares Issued                                             --          --          --           1
   Shares Issued upon Reinvestment of Distributions          --          --          --          --
   Shares Redeemed                                           --          --          --          --
----------------------------------------------------------------------------------------------------
   Total Class C Share Transactions                          --          --          --           1
----------------------------------------------------------------------------------------------------
   Net Increase (Decrease) in Shares Outstanding           (743)     (2,322)       (802)     (1,591)
====================================================================================================

Amounts designated as "--" are either 0 or have been rounded to 0.


----------------------------------------------------------------------------------------------------
                                                         Old Mutual TS&W            Old Mutual
                                                       Small Cap Value Fund     Cash Reserves Fund
----------------------------------------------------------------------------------------------------
                                                      4/1/05 to   4/1/04 to   4/1/05 to   4/1/04 to
                                                       3/31/06     3/31/05     3/31/06     3/31/05
----------------------------------------------------------------------------------------------------
Shares Issued and Redeemed (000):
   Class Z
   Shares Issued                                            281       3,199      22,815      31,515
   Shares Issued upon Reinvestment of Distributions         227          53       1,206         341
   Shares Redeemed                                       (1,724)       (840)    (31,237)    (44,041)
----------------------------------------------------------------------------------------------------
   Total Class Z Share Transactions                      (1,216)      2,412      (7,216)    (12,185)
----------------------------------------------------------------------------------------------------
   Advisor Class
   Shares Issued                                             --          --          --          --
   Shares Issued upon Reinvestment of Distributions          --          --          --          --
   Shares Redeemed                                           --          --          --          --
----------------------------------------------------------------------------------------------------
   Total Advisor Class Share Transactions                    --          --          --          --
----------------------------------------------------------------------------------------------------
   Class A
   Shares Issued                                              2          27          --          --
   Shares Issued upon Reinvestment of Distributions           3          --          --          --
   Shares Redeemed                                           (3)         (4)         --          --
----------------------------------------------------------------------------------------------------
   Total Class A Share Transactions                           2          23          --          --
----------------------------------------------------------------------------------------------------
   Class C
   Shares Issued                                              1          34          --          --
   Shares Issued upon Reinvestment of Distributions           4           1          --          --
   Shares Redeemed                                           (4)         (1)         --          --
----------------------------------------------------------------------------------------------------
   Total Class C Share Transactions                           1          34          --          --
----------------------------------------------------------------------------------------------------
   Net Increase (Decrease) in Shares Outstanding         (1,213)      2,469      (7,216)    (12,185)
====================================================================================================

----------------------------------------------------------------------------------------------------
                                                            Old Mutual              Old Mutual
                                                       Dwight Intermediate     Dwight Short Term
                                                        Fixed Income Fund       Fixed Income Fund
----------------------------------------------------------------------------------------------------
                                                      4/1/05 to   4/1/04 to   4/1/05 to   4/1/04 to
                                                       3/31/06     3/31/05     3/31/06     3/31/05
----------------------------------------------------------------------------------------------------
Shares Issued and Redeemed (000):
   Class Z
   Shares Issued                                            178         256       1,895      24,016
   Shares Issued upon Reinvestment of Distributions          32          36         983       2,585
   Shares Redeemed                                         (168)       (189)    (16,795)   (129,072)
----------------------------------------------------------------------------------------------------
   Total Class Z Share Transactions                          42         103     (13,917)   (102,471)
----------------------------------------------------------------------------------------------------
   Advisor Class
   Shares Issued                                             --          --          --         208
   Shares Issued upon Reinvestment of Distributions          --          --           4          14
   Shares Redeemed                                           --          --        (170)       (789)
----------------------------------------------------------------------------------------------------
   Total Advisor Class Share Transactions                    --          --        (166)       (567)
----------------------------------------------------------------------------------------------------
   Class A
   Shares Issued                                             --          --          --          --
   Shares Issued upon Reinvestment of Distributions           1          --          --          --
   Shares Redeemed                                           --          --          --          --
----------------------------------------------------------------------------------------------------
   Total Class A Share Transactions                           1          --          --          --
----------------------------------------------------------------------------------------------------
   Class C
   Shares Issued                                              3          --          --          --
   Shares Issued upon Reinvestment of Distributions          --           1          --          --
   Shares Redeemed                                           (4)         --          --          --
----------------------------------------------------------------------------------------------------
   Total Class C Share Transactions                          (1)          1          --          --
----------------------------------------------------------------------------------------------------
   Net Increase (Decrease) in Shares Outstanding             42         104     (14,083)   (103,038)
====================================================================================================

AS OF MARCH 31, 2006

6. FEDERAL TAX INFORMATION
--------------------------------------------------------------------------------

Each Fund has qualified and intends to continue to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code for federal income tax purposes and to distribute substantially all of its taxable income and net capital gains. Accordingly, no provision has been made for federal income taxes.

Dividends from net investment income and distributions from net realized capital gains are determined in accordance with federal income tax regulations, which may differ from those amounts determined under accounting principles generally accepted in the United States of America. These book/tax differences are either temporary or permanent in nature. To the extent these differences are permanent, they are charged or credited to paid-in-capital or accumulated net realized gain, as appropriate, in the period that the differences arise. Accordingly, the following permanent differences as of March 31, 2006, primarily attributable to certain net operating losses which, for tax purposes, are not available to offset future income, different treatment for gains and losses on paydowns of mortgage- and asset-backed securities, returns of capital, utilization of net operating losses, REIT reclasses between net investment income and long-term capital and dividends on short sales, were reclassified to the following accounts (000):

                                                       Paid-in-        Undistributed           Accumulated
Fund                                                   Capital     Net Investment Income    Net Realized Gain
--------------------------------------------------------------------------------------------------------------
Analytic U.S. Long/Short Fund                         $      --          $     3                    $      (3)
Columbus Circle Technology and Communications Fund       (2,843)           2,843                           --
Emerging Growth Fund                                     (2,205)           2,205                           --
Growth Fund                                              (4,108)           4,131                          (23)
Heitman REIT Fund                                        (1,567)           1,909                         (342)
Large Cap Growth Fund                                      (654)             654                           --
Large Cap Growth Concentrated Fund                       (1,329)           1,329                           --
Mid-Cap Fund                                                 --            1,433                       (1,433)
Select Growth Fund                                       (1,452)           1,452                           --
Small Cap Fund                                             (169)             177                           (8)
Strategic Small Company Fund                               (430)             434                           (4)
TS&W Small Cap Value Fund                                    --              442                         (442)
Dwight Intermediate Fixed Income Fund                        --                4                           (4)
Dwight Short Term Fixed Income Fund                          --              247                         (247)
--------------------------------------------------------------------------------------------------------------

These reclassifications had no effect on net assets or net asset value per share.

Amounts designated as "--" are either $0 or have been rounded to $0.

The tax character of dividends and distributions declared during the years ended March 31, 2006 and 2005 were as follows:

                                           Ordinary         Long-Term          Return of        Total
Fund                                     Income (000)   Capital Gain (000)   Capital (000)      (000)
--------------------------------------------------------------------------------------------------------
Analytic U.S. Long/Short Fund
   2006                                    $    228         $       --          $    --      $       228
   2005                                         438                 --               --              438
Barrow Hanley Value Fund
   2006                                       5,012             25,068               --           30,080
   2005                                       8,786             11,979               --           20,765
Focused Fund
   2006                                          88                 --               --               88
   2005                                          --                 --               --               --
Heitman REIT Fund
   2006                                       6,234             16,476            1,567           24,277
   2005                                       7,108              8,496               --           15,604
Large Cap Fund
   2006                                         564                 --               --              564
   2005                                       1,538                 --               --            1,538
Mid-Cap Fund
   2006                                      15,917             18,349               --           34,266
   2005                                      10,959             28,925               --           39,884
--------------------------------------------------------------------------------------------------------

                                           Ordinary         Long-Term          Return of        Total
Fund                                     Income (000)   Capital Gain (000)   Capital (000)      (000)
--------------------------------------------------------------------------------------------------------
TS&W Small Cap Value Fund
   2006                                    $  1,032         $    5,161          $    --      $     6,193
   2005                                         113              1,234               --            1,347
Cash Reserves Fund
   2006                                       1,111                 --               --            1,111
   2005                                         418                 --               --              418
Dwight Intermediate Fixed Income Fund
   2006                                         319                 10               --              329
   2005                                         377                 --               --              377
Dwight Short Term Fixed Income Fund
   2006                                       9,738                 --               --            9,738
   2005                                      23,888              2,455               --           26,343
--------------------------------------------------------------------------------------------------------

The following Funds did not declare dividends or distributions during the years ended March 31, 2006 and 2005: Columbus Circle Technology and Communications, Emerging Growth, Growth, Large Cap Growth, Large Cap Growth Concentrated, Select Growth, Small Cap and Strategic Small Company Funds.

Amounts designated as "--" are either 0 or have been rounded to 0.

As of March 31, 2006, the components of Distributable Earnings/(Accumulated Losses) were as follows:

                                Undistributed  Undistributed     Capital       Post-      Unrealized        Other
                                  Ordinary       Long-Term         Loss       October    Appreciation/    Temporary
                                   Income      Capital Gain   Carryforwards   Losses    (Depreciation)   Differences     Total
Fund                               (000)           (000)          (000)        (000)        (000)           (000)        (000)
-----------------------------------------------------------------------------------------------------------------------------------
Analytic U.S. Long/Short Fund     $     41       $     --     $     (14,821)  $    --   $        2,462   $        --   $   (12,318)
Barrow Hanley Value Fund               186         71,411                --        --           62,828            --       134,425
Columbus Circle Technology and
   Communications Fund                  --             --        (2,409,933)       --           48,555            --    (2,361,378)
Emerging Growth Fund                    --             --          (251,448)       --           28,177            --      (223,271)
Focused Fund                            15             --            (1,506)       --            1,573            --            82
Growth Fund                             --             --        (1,227,239)       --           94,414            --    (1,132,825)
Heitman REIT Fund*                      --             --                --        --           45,037            --        45,037
Large Cap Fund                         103             --          (100,525)       --            4,062            --       (96,360)
Large Cap Growth Fund                   --             --          (141,443)       --           14,418            --      (127,025)
Large Cap Growth
   Concentrated Fund                    --             --          (300,269)       --           11,659            --      (288,610)
Mid-Cap Fund                        15,091         39,476                --        --           57,121            --       111,688
Select Growth Fund                      --             --        (1,139,722)       --           11,346            --    (1,128,376)
Small Cap Fund                          --             --            (9,117)       --            4,254            --        (4,863)
Strategic Small Company Fund            --         10,879                --        --            5,530            --        16,409
TS&W Small Cap Value Fund               --          5,442                --        --           23,317            (2)       28,757
Cash Reserves Fund                     117             --                (9)       --               --          (117)           (9)
Dwight Intermediate
   Fixed Income Fund                     6             --                --       (31)             (64)           (5)          (94)
Dwight Short Term
   Fixed Income Fund                     3             --            (1,999)   (1,459)          (3,838)           (2)       (7,295)
-----------------------------------------------------------------------------------------------------------------------------------

* Information reflects fund activity based on the Fund's December 31, 2005 tax reporting year.

Post-October losses represent losses realized on investment transactions from November 1, 2005 through March 31, 2006 that, in accordance with federal income tax regulations the Funds may elect to defer and treat as having arisen in the following fiscal year. For federal income tax purposes, capital loss carryforwards may be carried forward and applied against future capital gains for a period of up to eight years.

Amounts designated as "--" are either 0 or have been rounded to 0.

AS OF MARCH 31, 2006

As of March 31, 2006, the following Funds had capital loss carryforwards available to offset future realized capital gains through the indicated expiration dates (000):

                                                                      Expiring March 31,
-------------------------------------------------------------------------------------------------------------------------
Fund                              2008      2009         2010          2011        2012      2013     2014       Total
-------------------------------------------------------------------------------------------------------------------------
Analytic U.S. Long/Short Fund     $  --   $      --   $        --   $   14,821   $      --   $  --   $    --   $   14,821
Columbus Circle Technology and
   Communications Fund               --      29,933     1,954,050      425,950          --      --        --    2,409,933
Emerging Growth Fund                 --          --       130,701      120,747          --      --        --      251,448
Focused Fund                         --          --            --        1,506          --      --        --        1,506
Growth Fund                          --          --       914,499      312,740          --      --        --    1,227,239
Large Cap Fund                       --          --         1,029       99,496          --      --        --      100,525
Large Cap Growth Fund                --          --        68,147       73,296          --      --        --      141,443
Large Cap Growth
   Concentrated Fund                 --          --            --      194,872     105,397      --        --      300,269
Select Growth Fund                   --     135,841       877,966      125,915          --      --        --    1,139,722
Small Cap Fund                       --          --            --        9,117          --      --        --        9,117
Cash Reserves Fund                    4          --             5           --          --      --        --            9
Dwight Short Term
   Fixed Income Fund                 --          --            --           --          --      --     1,999        1,999
-------------------------------------------------------------------------------------------------------------------------

During the year ended March 31, 2006, the following Funds utilized capital loss carryforwards to offset realized capital gains (000):

Fund
--------------------------------------------------------------------------------
Analytic U.S. Long/Short Fund                                          $   8,121
Columbus Circle Technology and Communications Fund                        54,318
Emerging Growth Fund                                                      73,255
Focused Fund                                                               1,306
Growth Fund                                                              272,230
Large Cap Fund                                                             5,984
Large Cap Growth Fund                                                     44,266
Large Cap Growth Concentrated Fund                                        44,548
Select Growth Fund                                                        42,109
Small Cap Fund                                                             8,526
Strategic Small Company Fund                                               5,550
--------------------------------------------------------------------------------

Amounts designated as "--" are either 0 or have been rounded to 0.

The federal tax cost, aggregate gross unrealized appreciation and depreciation of securities held by each Fund (including short sales), excluding Cash Reserves Fund, at March 31, 2006 were as follows:

                                                                                 Net Unrealized
                                        Federal     Unrealized     Unrealized     Appreciation/
                                        Tax Cost   Appreciation   Depreciation   (Depreciation)
Fund                                     (000)        (000)           (000)           (000)
-----------------------------------------------------------------------------------------------
Analytic U.S. Long/Short Fund           $ 25,014     $  3,185     $   (723)         $  2,462
Barrow Hanley Value Fund                 261,253       68,205       (5,377)           62,828
Columbus Circle Technology and
  Communications Fund                    176,713       50,981       (2,426)           48,555
Emerging Growth Fund                     155,303       30,024       (1,847)           28,177
Focused Fund                              16,116        1,774         (201)            1,573
Growth Fund                              554,349      106,888      (12,474)           94,414
Heitman REIT Fund                        138,220       61,252         (313)           60,939
Large Cap Fund                            79,905        5,834       (1,772)            4,062
Large Cap Growth Fund                     98,350       16,449       (2,031)           14,418
Large Cap Growth Concentrated Fund       129,563       14,982       (3,323)           11,659
Mid-Cap Fund                             357,016       63,460       (6,339)           57,121
Select Growth Fund                       139,845       14,614       (3,268)           11,346
Small Cap Fund                            45,677        6,266       (2,012)            4,254
Strategic Small Company Fund              42,864        6,990       (1,460)            5,530
TS&W Small Cap Value Fund                 46,520       24,775       (1,458)           23,317
Dwight Intermediate Fixed Income Fund     10,626           29          (93)              (64)
Dwight Short Term Fixed Income Fund      303,938           55       (3,893)           (3,838)
-----------------------------------------------------------------------------------------------

7. CONCENTRATIONS/RISKS
--------------------------------------------------------------------------------

The Cash Reserves Fund invests in a portfolio of money market instruments maturing in 397 days or less whose ratings are within one of the two highest ratings categories assigned by a nationally recognized statistical rating agency, or, if not rated, are believed to be of comparable quality. The ability of the issuers of the securities held by the Fund to meet their obligations may be affected by economic developments in a specific industry, state or region.

Certain funds invest a high percentage of their assets in specific sectors of the market, including technology. As a result, the economic and regulatory developments in a particular sector of the market, positive or negative, have a greater impact on the Fund's net asset value and will cause its shares to fluctuate more than if the Fund did not concentrate its investments in a particular sector. In addition, the Heitman REIT and Columbus Circle Technology and Communications Funds are concentrated which means they may invest 25% or more of their net assets in specific industries.

There are risks associated with selling short, including the risk that the Old Mutual Analytic U.S. Long/Short Fund may have to cover its short positions at a higher price than the short price, resulting in a loss. The Fund's loss on a short sale is potentially unlimited as a loss occurs when the value of a security sold short increases.

In the normal course of business, the Funds enter into contracts that provide general indemnifications. The Funds' maximum exposure under these arrangements is dependent on future claims that may be made against the Funds and, therefore, cannot be established; however, based on experience, the risk of loss from such claim is considered remote.

8. INTERFUND LENDING
--------------------------------------------------------------------------------

Pursuant to resolutions adopted by the Boards of each of Old Mutual Advisor Funds II, Old Mutual Insurance Series Fund and Old Mutual Advisor Funds (together, the "Trusts"), on behalf of each series portfolio of the Trusts (for the purposes of this Note 8, the "Funds"), each of the Funds may lend an amount up to its prospectus-defined limitations to other Funds. All such lending shall be conducted pursuant to the exemptive order granted by the Securities and Exchange Commission on August 12, 2003 to the Trusts.

The interest rate charged on the loan is the average of the overnight repurchase agreement rate (highest rate available to the Funds from investments in overnight repurchase agreements) and the bank loan rate (federal funds rate plus 50 basis points). None of the Funds may borrow more than 10% of their assets.

The Funds had no outstanding borrowings or loans related to interfund lending at any time during the year ended March 31, 2006.

NOTES TO FINANCIAL STATEMENTS -- concluded
AS OF MARCH 31, 2006

9. LITIGATION
--------------------------------------------------------------------------------

In June 2004, Liberty Ridge Capital reached settlement agreements with respect to the market timing and selective disclosure actions filed by the Securities and Exchange Commission and New York Attorney General ("NYAG"). Under the NYAG settlement, if certain terms and undertakings in that settlement as described in the Trust's Statement of Additional Information are not met, the NYAG settlement stipulates that Liberty Ridge Capital shall promptly terminate its management of the Funds. In this event, the Trust's Board of Trustees (the "Board") would be required to seek new investment management of the Funds sub-advised by Liberty Ridge Capital or consider other alternatives.

As part of the In Re Mutual Funds Investment Litigation pending in the U.S. District Court for the District of Maryland (the "MDL Court"), PBHG Funds (now known as Old Mutual Advisor Funds II), Liberty Ridge Capital [formerly known as Pilgrim Baxter & Associates, Ltd. ("PBA")], its affiliates, and/or certain related and unrelated parties have been named as defendants in a Class Action Suit ("Class Action Suit") and a separate Derivative Suit ("Derivative Suit") (together the "Civil Litigation"). The Civil Litigation consolidates and coordinates for pre-trial matters a number of individual class action suits and derivative suits based on similar claims, which previously had been filed against the PBHG Funds, Liberty Ridge Capital and/or certain related parties in other jurisdictions, and had been transferred to the MDL Court. Information on the previously filed suits is contained in the Trust's Statement of Additional Information. Consolidated complaints in the Class Action and Derivative Suits were filed in the Civil Litigation on September 29, 2004 (MDL 1586).

The Civil Litigation and the previously filed suits are primarily based upon allegations that the defendants engaged in, or facilitated market timing of the PBHG Funds, and also made selective disclosure of confidential portfolio information to certain defendants and other parties. The Civil Litigation alleges a variety of theories for recovery, including but not limited to: (i) violations of various provisions of the federal securities laws; (ii) breaches of fiduciary duty; and (iii) false or misleading prospectus disclosure. The Civil Litigation requests compensatory and punitive damages. In addition, the Derivative Suit requests the removal of each of the Trustees, the removal of Liberty Ridge Capital as investment advisor, the removal of PBHG Fund Distributors (now known as Old Mutual Investment Partners) as distributor, rescission of the management and other contracts between PBHG Funds and the defendants, and rescission of the PBHG Funds' 12b-1 Plan.

On September 2, 2005, PBA was served with a cease and desist order by the West Virginia state auditor (the "WVAG Litigation"). PBHG Funds was not named as a defendant in these proceedings. The state auditor alleges that PBA, and others, violated the West Virginia Uniform Securities Act, West Virginia Codes sections 32-1-101 et seq., by, among others things, failing to disclose the alleged market timing activities to their shareholders. The state auditor seeks an order directing PBA to (1) cease and desist from further violations of the Securities Act of 1933, as amended ("Securities Act"); and (2) show cause why the Auditor should not order PBA to: (a) pay restitution to all affected shareholders; (b) disgorge all fees received from the illegal conduct; (c) pay all administrative and investigatory costs and attorney fees; and (d) pay an administrative assessment in the amount determined by the auditor for each and every separate violation of the Securities Act. It is possible that similar actions based on the same facts and circumstances may be filed in the future by other state agencies (such actions, together with the Civil Litigation and the WVAG Litigation, the "Litigation"). If such other actions are filed, they will be described in the Trust's Statement of Additional Information.

At this stage of the Litigation, Liberty Ridge Capital believes that it is too early to assess the likely outcome of the Litigation, or success of any defenses each of the defendants may have to the claims. Any potential resolution of the Litigation may include, but not be limited to, judgments or settlements for damages against Liberty Ridge Capital, the Trust or any named defendant. In the event the Trust incurs any losses, costs or expenses in connection with such lawsuits, the Board may pursue claims on behalf of the affected portfolios against any party that may have liability to the Trust in respect thereof. While it is currently too early to predict the result of the Litigation, Liberty Ridge Capital does not believe that the outcome of the Litigation will materially affect its ability to carry out its duty as Sub-Advisor to the Funds it sub-advises. However, Liberty Ridge Capital is currently unable to gauge the level of shareholder redemptions that may directly and indirectly result from these pending lawsuits. Redemptions may require the Funds to sell investments to provide for sufficient liquidity, which could adversely impact the investment performance of the Funds. In addition, if Liberty Ridge Capital is unsuccessful in its defense of the WVAG Litigation, it could be barred from serving as an investment advisor for any investment company registered under the Investment Company Act of 1940, as amended (a "registered investment company"). Such results could affect the ability of Liberty Ridge Capital or any company that is an affiliated person of Liberty Ridge Capital, including each Sub-Advisor of the Funds except CastleArk Management, Columbus Circle Investors, Eagle Asset Management, Munder Capital Management, Turner Investment Partners and Wellington Capital Management, from serving as an investment advisor to any registered investment company, including the Funds. The Trust has been informed by Liberty Ridge Capital, if these results occur, Liberty Ridge Capital will seek exemptive relief from the SEC to permit Liberty Ridge Capital to continue to serve as a Sub-Advisor to the Funds. There is no assurance that such exemptive relief will be granted.

10. EXPENSES BORNE BY ADVISOR
--------------------------------------------------------------------------------

The Trust incurred legal, printing and audit expenses relating to the SEC and NYAG examinations and the Civil Litigation described above in Note 9. The Advisor has paid these expenses on behalf of the Trust. Had the Advisor not paid these expenses, the expenses for the Funds would have been higher than what is reflected in the financial highlights for the year ended March 31, 2005 and 2004.

REPORT OF INDEPENDENT REGISTERED
PUBLIC ACCOUNTING FIRM

To the Shareholders of the Funds, as defined and Board of Trustees of Old Mutual Advisor Funds II:

In our opinion, the accompanying statements of assets and liabilities, including the schedules of investments, of Old Mutual Barrow Hanley Value Fund (formerly Clipper Focus Fund) and Old Mutual Strategic Small Company Fund (formerly PBHG Strategic Small Company Fund) and the statements of net assets of Old Mutual Analytic U.S. Long/Short Fund (formerly Analytic Disciplined Equity Fund), Old Mutual Columbus Circle Technology and Communications Fund (formerly PBHG Technology & Communications Fund), Old Mutual Emerging Growth Fund (formerly PBHG Emerging Growth Fund), Old Mutual Focused Fund (formerly PBHG Focused
Fund), Old Mutual Growth Fund (formerly PBHG Growth Fund), Old Mutual Heitman REIT Fund (formerly Heitman REIT Fund), Old Mutual Large Cap Fund (formerly PBHG large Cap Fund), Old Mutual Large Cap Growth Fund (formerly PBHG Large Cap Growth Fund), Old Mutual Large Cap Growth Concentrated Fund (formerly PBHG Large Cap Growth Concentrated Fund), Old Mutual Mid-Cap Fund (formerly PBHG Mid-Cap
Fund), Old Mutual Select Growth Fund (formerly PBHG Select Growth Fund), Old Mutual Small Cap Fund (formerly PBHG Small Cap Fund), Old Mutual TS&W Small Cap Value Fund (formerly TS&W Small Cap Value Fund), Old Mutual Cash Reserves Fund (formerly PBHG Cash Reserves Fund), Old Mutual Dwight Intermediate Fixed Income Fund (formerly Dwight Intermediate Fixed Income Fund) and Old Mutual Dwight Short Term Fixed Income Fund (formerly Dwight Short Term Fixed Income Fund) and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Old Mutual Analytic U.S. Long/Short Fund, Old Mutual Barrow Hanley Value Fund, Old Mutual Columbus Circle Technology and Communications Fund, Old Mutual Emerging Growth Fund, Old Mutual Focused Fund, Old Mutual Growth Fund, Old Mutual Heitman REIT Fund, Old Mutual Large Cap Fund, Old Mutual Large Cap Growth Fund, Old Mutual Large Cap Growth Concentrated Fund, Old Mutual Mid-Cap Fund, Old Mutual Select Growth Fund, Old Mutual Small Cap Fund, Old Mutual Strategic Small Company Fund, Old Mutual TS&W Small Cap Value Fund, Old Mutual Cash Reserves Fund, Old Mutual Dwight Intermediate Fixed Income Fund and Old Mutual Dwight Short Term Fixed Income Fund (each a "Fund", collectively the "Funds", constituting Old Mutual Advisor Funds II, hereafter referred to as the "Trust") at March 31, 2006, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period then ended and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Trust's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at March 31, 2006 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Philadelphia, Pennsylvania
May 26, 2006

NOTICE TO SHAREHOLDERS (Unaudited)

For shareholders that do not have an March 31, 2006 tax year end, this notice is for informational purposes only. For shareholders with a March 31, 2006, please consult your tax advisor as to the pertinance of this notice. For the fiscal year ended March 31, 2006, each portfolio is designating the following items with regard to distributions paid during the year.

                                                                                                                        Qualifying
                                                                        Net                                            For Corporate
                                   Long Term       Short Term      Investment     Return                                 Dividends
                                  Capital Gain    Capital Gain       Income         of     Tax-Exempt      Total        Receivable
Fund                              Distribution   Distributions   Distributions   Capital    Interest    Distributions  Deduction (1)
------------------------------------------------------------------------------------------------------------------------------------
Analytic U.S. Long/Short ......       0.00%          0.00%          100.00%       0.00%       0.00%        100.00%        100.00%
Barrow Hanley Value ...........      83.34%          0.00%           16.66%       0.00%       0.00%        100.00%        100.00%
Columbus Circle Technology and
   Communications .............       0.00%          0.00%            0.00%       0.00%       0.00%          0.00%          0.00%
Emerging Growth ...............       0.00%          0.00%            0.00%       0.00%       0.00%          0.00%          0.00%
Focused .......................       0.00%          0.00%          100.00%       0.00%       0.00%        100.00%          0.05%
Growth ........................       0.00%          0.00%            0.00%       0.00%       0.00%          0.00%          0.00%
Heitman REIT (5) ..............      67.68%         14.48%           11.40%       6.44%       0.00%        100.00%          0.00%
Large Cap .....................       0.00%          0.00%          100.00%       0.00%       0.00%        100.00%        100.00%
Large Cap Growth ..............       0.00%          0.00%            0.00%       0.00%       0.00%          0.00%          0.00%
Large Cap Growth
Concentrated ..................       0.00%          0.00%            0.00%       0.00%       0.00%          0.00%          0.00%
Mid-Cap .......................      53.55%         46.45%            0.00%       0.00%       0.00%        100.00%         17.31%
Select Growth .................       0.00%          0.00%            0.00%       0.00%       0.00%          0.00%          0.00%
Small Cap .....................       0.00%          0.00%            0.00%       0.00%       0.00%          0.00%          0.00%
Strategic Small Company .......       0.00%          0.00%            0.00%       0.00%       0.00%          0.00%          0.00%
TS&W Small Cap Value ..........      83.34%         16.66%            0.00%       0.00%       0.00%        100.00%         39.55%
Cash Reserves .................       0.00%          0.00%          100.00%       0.00%       0.00%        100.00%          0.00%
Dwight Intermediate
  Fixed Income ................       3.06%          2.15%           94.79%       0.00%       0.00%        100.00%          0.00%
Dwight Short Term
  Fixed Income ................       0.00%          0.00%          100.00%       0.00%       0.00%        100.00%          0.00%
====================================================================================================================================

                                                                          Qualified
                                  Qualifying       U.S.       Qualified   Short Term
                                   Dividend     Government    Interest      Capital
Fund                              Income (2)   Interest (3)   Income(4)     Gain(5)
------------------------------------------------------------------------------------
Analytic U.S. Long/Short ......     100.00%        1.03%         4.63%        0.00%
Barrow Hanley Value ...........     100.00%        0.00%         6.90%        0.00%
Columbus Circle Technology
   and Communications .........       0.00%        0.00%         0.00%        0.00%
Emerging Growth ...............       0.00%        0.00%         0.00%        0.00%
Focused .......................     100.00%        0.00%         0.05%        0.00%
Growth ........................       0.00%        0.00%         0.00%        0.00%
Heitman REIT (5) ..............       0.00%        0.00%         2.72%       86.83%
Large Cap .....................     100.00%        0.00%         4.30%        0.00%
Large Cap Growth ..............       0.00%        0.00%         0.00%        0.00%
Large Cap Growth
   Concentrated ...............       0.00%        0.00%         0.00%        0.00%
Mid-Cap .......................      17.28%        0.00%         0.00%        8.30%
Select Growth .................       0.00%        0.00%         0.00%        0.00%
Small Cap .....................       0.00%        0.00%         0.00%        0.00%
Strategic Small Company .......       0.00%        0.00%         0.00%        0.00%
TS&W Small Cap Value ..........      44.07%        0.00%         0.00%      100.00%
Cash Reserves .................       0.00%        0.24%        92.90%        0.00%
Dwight Intermediate
   Fixed Income ...............       0.00%        6.46%        90.50%        0.00%
Dwight Short Term
   Fixed Income ...............       0.00%        1.40%        91.29%        0.00%
===================================================================================

(1) Qualifying dividends represent dividends which qualify for the corporate dividends received deduction and is reflected as a percentage of ordinary income distributions (the total of short-term capital gain and net investment income distributions).

(2) The percentage in this column represents the amount of "Qualifying Dividend Income" as created by the Jobs and Growth Tax Relief Reconciliation Act of 2003 and is reflected as a percentage of ordinary income distributions (the total of short-term capital gain and net investment income distributions). It is the intention of each of the funds in the table to designate the maximum amount permitted by law.

(3) "U.S. Government Interest" represents the amount of interest that was derived from direct U.S. Government obligations and distributed during the fiscal year. This amount is reflected as a percentage of total ordinary income distributions (the total of short-term capital gain and net investment income distributions). Generally, interest from direct U.S. Government obligations is exempt from state income tax. However, for residents of California, Connecticut and New York, the statutory threshhold requirements were not satisfied to permit exemption of these amounts from state income.

(4) The percentage in this column represents the amount of "Qualifying Interest Income" as created by the American Jobs Creation Act of 2004 and is reflected as a percentage of net investment income distributions that is exempt from U.S withholding tax when paid to foreign investors.

(5) The percentage in this column represents the amount of "Qualifying Short-Term Capital Gain" as created by the American Jobs Creation Act of 2004 and is reflected as a percentage of short-term capital gain distributions that is exempt from U.S withholding tax when paid to foreign investors.

(6) All the Heitman REIT Fund disitribution information in the chart above is based on financial activity during the Fund's 2005 calendar tax year.

PROXY VOTING AND PORTFOLIO HOLDINGS (Unaudited)

Old Mutual Advisor Funds II Security Proxy Voting Guidelines (unaudited)

A description of the guidelines that the Old Mutual Advisor Funds II or the Funds' investment advisor/sub-advisors use to vote proxies relating to portfolio securities is available without charge, upon request, by calling 800-433-0051, at www.omfunds.com; or on the SEC's website at www.sec.gov.

Information regarding how the Funds voted proxies relating to portfolio securities during the most recent period ended June 30, 2005 is available at www.omfunds.com or on the SEC's website at www.sec.gov.

Old Mutual Advisor Funds II Form N-Q Information (unaudited)

The Old Mutual Advisor Funds II files its complete schedule of portfolio holdings with the SEC for the first and third quarters of its fiscal year on Form N-Q. The Funds' Forms N-Q are available at www.sec.gov, or may be reviewed and copied at the Commission's Public Reference Room in Washington, DC. Information about the Public Reference Room may be obtained by calling 1-800-SEC-0330 toll-free.

FUND EXPENSES EXAMPLE (Unaudited)

Six Month Hypothetical Expense Example -- March 31, 2006 (Unaudited)

Example. As a shareholder of a Fund you may pay two types of fees: transaction fees and fund-related fees. The Funds may charge transaction fees, including sales charges (loads) on purchase payments; redemption fees; and exchange fees. The Funds also incur various ongoing expenses, including management fees, distribution and/or service fees, and other fund expenses, which are indirectly paid by shareholders and affect your investment return.

This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds. This Example is based on an investment of $1,000 invested at the beginning of the period and held for the six-month period ended March 31, 2006.

Actual Expenses. The first line for each share class in the following table provides information about actual account values and actual expenses. The Example includes, but is not limited to, management fees, 12b-1 fees, fund accounting, custody and transfer agent fees. However, the Example does not include client specific fees, such as the $10.00 fee charged to IRA accounts, or the $10.00 fee charged for wire redemptions. The Example also does not include portfolio trading commissions and related trading expenses. You may use this information, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line for each Fund under the heading entitled "Expenses Paid During Six-Month Period" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes. The second line for each share class in the table provides information about hypothetical account values and hypothetical expenses based on each Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Funds' actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in each Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholders reports of the other funds. Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, this information is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

                                                                                Annualized    Expenses
                                                       Beginning    Ending        Expense       Paid
                                                        Account     Account       Ratios       During
                                                         Value       Value     For the Six    Six Month
                                                        10/1/05     3/31/06    Month Period    Period*
---------------------------------------------------------------------------------------------------------
Old Mutual Analytic U.S. Long/Short Fund -- Class Z
---------------------------------------------------------------------------------------------------------
   Actual Fund Return                                  $1,000.00   $1,055.80        1.22%      $ 6.25
   Hypothetical 5% Return                               1,000.00    1,018.85        1.22         6.14
---------------------------------------------------------------------------------------------------------
Old Mutual Analytic U.S. Long/Short Fund -- Class A
---------------------------------------------------------------------------------------------------------
   Actual Fund Return                                   1,000.00    1,055.80        1.45         7.43
   Hypothetical 5% Return                               1,000.00    1,017.70        1.45         7.29
---------------------------------------------------------------------------------------------------------
Old Mutual Analytic U.S. Long/Short Fund -- Class C
---------------------------------------------------------------------------------------------------------
   Actual Fund Return                                   1,000.00    1,051.70        2.20        11.25
   Hypothetical 5% Return                               1,000.00    1,013.96        2.20        11.05
---------------------------------------------------------------------------------------------------------
Old Mutual Barrow Hanley Value Fund -- Class Z
---------------------------------------------------------------------------------------------------------
   Actual Fund Return                                   1,000.00    1,020.60        1.30         6.55
   Hypothetical 5% Return                               1,000.00    1,018.45        1.30         6.54
---------------------------------------------------------------------------------------------------------
Old Mutual Barrow Hanley Value Fund -- Advisor Class
---------------------------------------------------------------------------------------------------------
   Actual Fund Return                                   1,000.00    1,018.70        1.51         7.60
   Hypothetical 5% Return                               1,000.00    1,017.40        1.51         7.59
---------------------------------------------------------------------------------------------------------

                                                                                Annualized    Expenses
                                                       Beginning    Ending        Expense       Paid
                                                        Account     Account       Ratios       During
                                                         Value       Value     For the Six    Six Month
                                                        10/1/05     3/31/06    Month Period    Period*
---------------------------------------------------------------------------------------------------------
Old Mutual Barrow Hanley Value Fund -- Class A
---------------------------------------------------------------------------------------------------------
   Actual Fund Return                                  $1,000.00   $1,018.90        1.52%      $ 7.65
   Hypothetical 5% Return                               1,000.00    1,017.35        1.52         7.64
---------------------------------------------------------------------------------------------------------
Old Mutual Barrow Hanley Value Fund -- Class C
---------------------------------------------------------------------------------------------------------
   Actual Fund Return                                   1,000.00    1,014.90        2.28        11.45
   Hypothetical 5% Return                               1,000.00    1,013.56        2.28        11.45
---------------------------------------------------------------------------------------------------------
Old Mutual Columbus Circle Technology and Communications Fund -- Class Z
---------------------------------------------------------------------------------------------------------
   Actual Fund Return                                   1,000.00    1,113.60        1.53         8.06
   Hypothetical 5% Return                               1,000.00    1,017.30        1.53         7.70
---------------------------------------------------------------------------------------------------------
Old Mutual Columbus Circle Technology and Communications Fund -- Advisor Class
---------------------------------------------------------------------------------------------------------
   Actual Fund Return                                   1,000.00    1,112.30        1.77         9.32
   Hypothetical 5% Return                               1,000.00    1,016.11        1.77         8.90
---------------------------------------------------------------------------------------------------------
Old Mutual Columbus Circle Technology and Communications Fund -- Class A
---------------------------------------------------------------------------------------------------------
   Actual Fund Return                                   1,000.00    1,112.40        1.77         9.32
   Hypothetical 5% Return                               1,000.00    1,016.11        1.77         8.90
---------------------------------------------------------------------------------------------------------

                                                                                Annualized    Expenses
                                                       Beginning    Ending        Expense       Paid
                                                        Account     Account       Ratios       During
                                                         Value       Value     For the Six    Six Month
                                                        10/1/05     3/31/06    Month Period    Period*
---------------------------------------------------------------------------------------------------------
Old Mutual Columbus Circle Technology and Communications Fund -- Class C
---------------------------------------------------------------------------------------------------------
   Actual Fund Return                                  $1,000.00   $1,108.00        2.51%      $13.19
   Hypothetical 5% Return                               1,000.00    1,012.42        2.51        12.59
---------------------------------------------------------------------------------------------------------
Old Mutual Emerging Growth Fund -- Class Z
---------------------------------------------------------------------------------------------------------
   Actual Fund Return                                   1,000.00    1,164.00        1.36         7.34
   Hypothetical 5% Return                               1,000.00    1,018.15        1.36         6.84
---------------------------------------------------------------------------------------------------------
Old Mutual Emerging Growth Fund -- Class A
---------------------------------------------------------------------------------------------------------
   Actual Fund Return                                   1,000.00    1,162.00        1.61         8.68
   Hypothetical 5% Return                               1,000.00    1,016.90        1.61         8.10
---------------------------------------------------------------------------------------------------------
Old Mutual Emerging Growth Fund -- Class C
---------------------------------------------------------------------------------------------------------
   Actual Fund Return                                   1,000.00    1,157.70        2.35        12.64
   Hypothetical 5% Return                               1,000.00    1,013.21        2.35        11.80
---------------------------------------------------------------------------------------------------------
Old Mutual Focused Fund -- Class Z
---------------------------------------------------------------------------------------------------------
   Actual Fund Return                                   1,000.00    1,046.50        1.31         6.68
   Hypothetical 5% Return                               1,000.00    1,018.40        1.31         6.59
---------------------------------------------------------------------------------------------------------
Old Mutual Focused Fund -- Class A
---------------------------------------------------------------------------------------------------------
   Actual Fund Return                                   1,000.00    1,045.20        1.56         7.95
   Hypothetical 5% Return                               1,000.00    1,017.15        1.56         7.85
---------------------------------------------------------------------------------------------------------
Old Mutual Focused Fund -- Class C
---------------------------------------------------------------------------------------------------------
   Actual Fund Return                                   1,000.00    1,041.20        2.31        11.76
   Hypothetical 5% Return                               1,000.00    1,013.41        2.31        11.60
---------------------------------------------------------------------------------------------------------
Old Mutual Growth Fund -- Class Z
---------------------------------------------------------------------------------------------------------
   Actual Fund Return                                   1,000.00    1,169.30        1.25         6.76
   Hypothetical 5% Return                               1,000.00    1,018.70        1.25         6.29
---------------------------------------------------------------------------------------------------------
Old Mutual Growth Fund -- Advisor Class
---------------------------------------------------------------------------------------------------------
   Actual Fund Return                                   1,000.00    1,167.80        1.49         8.05
   Hypothetical 5% Return                               1,000.00    1,017.50        1.49         7.49
---------------------------------------------------------------------------------------------------------
Old Mutual Growth Fund -- Class A
---------------------------------------------------------------------------------------------------------
   Actual Fund Return                                   1,000.00    1,168.10        1.47         7.95
   Hypothetical 5% Return                               1,000.00    1,017.60        1.47         7.39
---------------------------------------------------------------------------------------------------------
Old Mutual Growth Fund -- Class C
---------------------------------------------------------------------------------------------------------
   Actual Fund Return                                   1,000.00    1,163.40        2.24        12.08
   Hypothetical 5% Return                               1,000.00    1,013.76        2.24        11.25
---------------------------------------------------------------------------------------------------------
Old Mutual Heitman REIT Fund -- Class Z
---------------------------------------------------------------------------------------------------------
   Actual Fund Return                                   1,000.00    1,179.40        1.28         6.95
   Hypothetical 5% Return                               1,000.00    1,018.55        1.28         6.44
---------------------------------------------------------------------------------------------------------
Old Mutual Heitman REIT Fund -- Advisor Class
---------------------------------------------------------------------------------------------------------
   Actual Fund Return                                   1,000.00    1,178.10        1.53         8.31
   Hypothetical 5% Return                               1,000.00    1,017.30        1.53         7.70
---------------------------------------------------------------------------------------------------------
Old Mutual Heitman REIT Fund -- Class A
---------------------------------------------------------------------------------------------------------
   Actual Fund Return                                   1,000.00    1,178.90        1.53         8.31
   Hypothetical 5% Return                               1,000.00    1,017.30        1.53         7.70
---------------------------------------------------------------------------------------------------------

                                                                                Annualized    Expenses
                                                       Beginning    Ending        Expense       Paid
                                                        Account     Account       Ratios       During
                                                         Value       Value     For the Six    Six Month
                                                        10/1/05     3/31/06    Month Period    Period*
---------------------------------------------------------------------------------------------------------
Old Mutual Heitman REIT Fund -- Class C
---------------------------------------------------------------------------------------------------------
   Actual Fund Return                                  $1,000.00   $1,173.90        2.28%      $12.36
   Hypothetical 5% Return                               1,000.00    1,013.56        2.28        11.45
---------------------------------------------------------------------------------------------------------
Old Mutual Large Cap Fund -- Class Z
---------------------------------------------------------------------------------------------------------
   Actual Fund Return                                   1,000.00    1,053.00        1.19         6.09
   Hypothetical 5% Return                               1,000.00    1,019.00        1.19         5.99
---------------------------------------------------------------------------------------------------------
Old Mutual Large Cap Fund -- Advisor Class
---------------------------------------------------------------------------------------------------------
   Actual Fund Return                                   1,000.00    1,052.00        1.44         7.37
   Hypothetical 5% Return                               1,000.00    1,017.75        1.44         7.24
---------------------------------------------------------------------------------------------------------
Old Mutual Large Cap Fund -- Class A
---------------------------------------------------------------------------------------------------------
   Actual Fund Return                                   1,000.00    1,052.20        1.44         7.37
   Hypothetical 5% Return                               1,000.00    1,017.75        1.44         7.24
---------------------------------------------------------------------------------------------------------
Old Mutual Large Cap Fund -- Class C
---------------------------------------------------------------------------------------------------------
   Actual Fund Return                                   1,000.00    1,047.50        2.19        11.18
   Hypothetical 5% Return                               1,000.00    1,014.01        2.19        11.00
---------------------------------------------------------------------------------------------------------
Old Mutual Large Cap Growth Fund -- Class Z
---------------------------------------------------------------------------------------------------------
   Actual Fund Return                                   1,000.00    1,094.50        1.28         6.68
   Hypothetical 5% Return                               1,000.00    1,018.55        1.28         6.44
---------------------------------------------------------------------------------------------------------
Old Mutual Large Cap Growth Fund -- Advisor Class
---------------------------------------------------------------------------------------------------------
   Actual Fund Return                                   1,000.00    1,093.20        1.53         7.98
   Hypothetical 5% Return                               1,000.00    1,017.30        1.53         7.70
---------------------------------------------------------------------------------------------------------
Old Mutual Large Cap Growth Fund -- Class A
---------------------------------------------------------------------------------------------------------
   Actual Fund Return                                   1,000.00    1,093.10        1.53         7.98
   Hypothetical 5% Return                               1,000.00    1,017.30        1.53         7.70
---------------------------------------------------------------------------------------------------------
Old Mutual Large Cap Growth Fund -- Class C
---------------------------------------------------------------------------------------------------------
   Actual Fund Return                                   1,000.00    1,088.70        2.28        11.87
   Hypothetical 5% Return                               1,000.00    1,013.56        2.28        11.45
---------------------------------------------------------------------------------------------------------
Old Mutual Large Cap Growth Concentrated Fund -- Class Z
---------------------------------------------------------------------------------------------------------
   Actual Fund Return                                   1,000.00    1,136.10        1.34         7.14
   Hypothetical 5% Return                               1,000.00    1,018.25        1.34         6.74
---------------------------------------------------------------------------------------------------------
Old Mutual Large Cap Growth Concentrated Fund -- Advisor Class
---------------------------------------------------------------------------------------------------------
   Actual Fund Return                                   1,000.00    1,134.50        1.58         8.41
   Hypothetical 5% Return                               1,000.00    1,017.05        1.58         7.95
---------------------------------------------------------------------------------------------------------
Old Mutual Large Cap Growth Concentrated Fund -- Class A
---------------------------------------------------------------------------------------------------------
   Actual Fund Return                                   1,000.00    1,134.20        1.57         8.35
   Hypothetical 5% Return                               1,000.00    1,017.10        1.57         7.90
---------------------------------------------------------------------------------------------------------
Old Mutual Large Cap Growth Concentrated Fund -- Class C
---------------------------------------------------------------------------------------------------------
   Actual Fund Return                                   1,000.00    1,130.40        2.34        12.43
   Hypothetical 5% Return                               1,000.00    1,013.26        2.34        11.75
---------------------------------------------------------------------------------------------------------
Old Mutual Mid-Cap Fund -- Class Z
---------------------------------------------------------------------------------------------------------
   Actual Fund Return                                   1,000.00    1,077.50        1.26         6.53
   Hypothetical 5% Return                               1,000.00    1,018.65        1.26         6.34
---------------------------------------------------------------------------------------------------------

FUND EXPENSES EXAMPLE -- concluded (Unaudited)

                                                            Annualized    Expenses
                                 Beginning      Ending       Expense        Paid
                                  Account      Account        Ratios       During
                                   Value        Value      For the Six    Six Month
                                  10/1/05      3/31/06     Month Period    Period*
------------------------------------------------------------------------------------
Old Mutual Mid-Cap Fund -- Advisor Class
------------------------------------------------------------------------------------
  Actual Fund Return             $ 1,000.00   $ 1,076.40      1.51%        $  7.82
  Hypothetical 5% Return           1,000.00     1,017.40      1.51            7.59
------------------------------------------------------------------------------------
Old Mutual Mid-Cap Fund -- Class A
------------------------------------------------------------------------------------
  Actual Fund Return               1,000.00     1,076.00      1.51            7.82
  Hypothetical 5% Return           1,000.00     1,017.40      1.51            7.59
------------------------------------------------------------------------------------
Old Mutual Mid-Cap Fund -- Class C
------------------------------------------------------------------------------------
  Actual Fund Return               1,000.00     1,072.40      2.25           11.63
  Hypothetical 5% Return           1,000.00     1,013.71      2.25           11.30
------------------------------------------------------------------------------------
Old Mutual Select Growth Fund -- Class Z
------------------------------------------------------------------------------------
  Actual Fund Return               1,000.00     1,130.30      1.37            7.28
  Hypothetical 5% Return           1,000.00     1,018.10      1.37            6.89
------------------------------------------------------------------------------------
Old Mutual Select Growth Fund -- Class A
------------------------------------------------------------------------------------
  Actual Fund Return               1,000.00     1,129.20      1.62            8.60
  Hypothetical 5% Return           1,000.00     1,016.85      1.62            8.15
------------------------------------------------------------------------------------
Old Mutual Select Growth Fund -- Class C
------------------------------------------------------------------------------------
  Actual Fund Return               1,000.00     1,124.60      2.37           12.55
  Hypothetical 5% Return           1,000.00     1,013.11      2.37           11.90
------------------------------------------------------------------------------------
Old Mutual Small Cap Fund -- Class Z
------------------------------------------------------------------------------------
  Actual Fund Return               1,000.00     1,077.00      1.38            7.15
  Hypothetical 5% Return           1,000.00     1,018.05      1.38            6.94
------------------------------------------------------------------------------------
Old Mutual Small Cap Fund -- Advisor Class
------------------------------------------------------------------------------------
  Actual Fund Return               1,000.00     1,075.60      1.62            8.38
  Hypothetical 5% Return           1,000.00     1,016.85      1.62            8.15
------------------------------------------------------------------------------------
Old Mutual Small Cap Fund -- Class A
------------------------------------------------------------------------------------
  Actual Fund Return               1,000.00     1,075.60      1.62            8.38
  Hypothetical 5% Return           1,000.00     1,016.85      1.62            8.15
------------------------------------------------------------------------------------
Old Mutual Small Cap Fund -- Class C
------------------------------------------------------------------------------------
  Actual Fund Return               1,000.00     1,071.90      2.37           12.24
  Hypothetical 5% Return           1,000.00     1,013.11      2.37           11.90
------------------------------------------------------------------------------------
Old Mutual Strategic Small Company Fund -- Class Z
------------------------------------------------------------------------------------
  Actual Fund Return               1,000.00     1,118.00      1.43            7.55
  Hypothetical 5% Return           1,000.00     1,017.80      1.43            7.19
------------------------------------------------------------------------------------
Old Mutual Strategic Small Company Fund -- Advisor Class
------------------------------------------------------------------------------------
  Actual Fund Return               1,000.00     1,117.60      1.68            8.87
  Hypothetical 5% Return           1,000.00     1,016.55      1.68            8.45
------------------------------------------------------------------------------------
Old Mutual Strategic Small Company Fund -- Class A
------------------------------------------------------------------------------------
  Actual Fund Return               1,000.00     1,116.80      1.67            8.81
  Hypothetical 5% Return           1,000.00     1,016.60      1.67            8.40
------------------------------------------------------------------------------------
Old Mutual Strategic Small Company Fund -- Class C
------------------------------------------------------------------------------------
  Actual Fund Return               1,000.00     1,112.80      2.42           12.75
  Hypothetical 5% Return           1,000.00     1,012.86      2.42           12.14
------------------------------------------------------------------------------------

                                                            Annualized    Expenses
                                 Beginning      Ending       Expense        Paid
                                  Account      Account        Ratios       During
                                   Value        Value      For the Six    Six Month
                                  10/1/05      3/31/06     Month Period    Period*
------------------------------------------------------------------------------------
Old Mutual TS&W Small Cap Value Fund -- Class Z
------------------------------------------------------------------------------------
  Actual Fund Return             $ 1,000.00   $ 1,118.20      1.40%        $  7.39
  Hypothetical 5% Return           1,000.00     1,017.95      1.40            7.04
------------------------------------------------------------------------------------
Old Mutual TS&W Small Cap Value Fund -- Class A
------------------------------------------------------------------------------------
  Actual Fund Return               1,000.00     1,117.00      1.65            8.71
  Hypothetical 5% Return           1,000.00     1,016.70      1.65            8.30
------------------------------------------------------------------------------------
Old Mutual TS&W Small Cap Value Fund -- Class C
------------------------------------------------------------------------------------
  Actual Fund Return               1,000.00     1,112.80      2.40           12.64
  Hypothetical 5% Return           1,000.00     1,012.96      2.40           12.04
------------------------------------------------------------------------------------
Old Mutual Cash Reserves Fund -- Class Z
------------------------------------------------------------------------------------
  Actual Fund Return               1,000.00     1,017.40      0.81            4.07
  Hypothetical 5% Return           1,000.00     1,020.89      0.81            4.08
------------------------------------------------------------------------------------
Old Mutual Dwight Intermediate Fixed Income Fund -- Class Z
------------------------------------------------------------------------------------
  Actual Fund Return               1,000.00     1,008.20      0.85            4.26
  Hypothetical 5% Return           1,000.00     1,020.69      0.85            4.28
------------------------------------------------------------------------------------
Old Mutual Dwight Intermediate Fixed Income Fund -- Class A
------------------------------------------------------------------------------------
  Actual Fund Return               1,000.00     1,006.90      1.10            5.50
  Hypothetical 5% Return           1,000.00     1,019.45      1.10            5.54
------------------------------------------------------------------------------------
Old Mutual Dwight Intermediate Fixed Income Fund -- Class C
------------------------------------------------------------------------------------
  Actual Fund Return               1,000.00     1,004.00      1.85            9.24
  Hypothetical 5% Return           1,000.00     1,015.71      1.85            9.30
------------------------------------------------------------------------------------
Old Mutual Dwight Short Term Fixed Income Fund -- Class Z
------------------------------------------------------------------------------------
  Actual Fund Return               1,000.00     1,011.60      0.73            3.66
  Hypothetical 5% Return           1,000.00     1,021.29      0.73            3.68
------------------------------------------------------------------------------------
Old Mutual Dwight Short Term Fixed Income Fund -- Advisor Class
------------------------------------------------------------------------------------
  Actual Fund Return               1,000.00     1,010.30      0.98            4.91
  Hypothetical 5% Return           1,000.00     1,020.04      0.98            4.94
------------------------------------------------------------------------------------
Old Mutual Dwight Short Term Fixed Income Fund -- Class A
------------------------------------------------------------------------------------
  Actual Fund Return               1,000.00     1,010.30      0.98            4.91
  Hypothetical 5% Return           1,000.00     1,020.04      0.98            4.94
------------------------------------------------------------------------------------
Old Mutual Dwight Short Term Fixed Income Fund -- Class C
------------------------------------------------------------------------------------
  Actual Fund Return               1,000.00     1,007.80      1.48            7.41
  Hypothetical 5% Return           1,000.00     1,017.55      1.48            7.44
------------------------------------------------------------------------------------

* Expenses are equal to the Funds' annualized expense ratio multiplied by the average account value over the period, multiplied by 182/365 days (to reflect the one-half year period).

ACTIVITIES AND COMPOSITION OF THE BOARD OF TRUSTEES
AND OFFICERS OF THE TRUST -- As of March 31, 2006 (Unaudited)

The management and affairs of the Trust are supervised by the Trustees under the laws of the State of Delaware. The Trustees and executive officers of the Trust and the principal occupations for the last five years are set forth below. Each may have held other positions with the named companies during that period. The address for each of the Trustees is 4643 South Ulster Street, 6th Floor, Denver, Colorado 80237. Additional information and the Funds' Trustees and Officers is available in the Trust's Statement of Additional Information, which can be obtained free of charge by calling 1-800-433-0051 or by visiting www.omfunds.com.

------------------------------------------------------------------------------------------------------------------------------------
Independent Trustees*
------------------------------------------------------------------------------------------------------------------------------------
                                                                                           Number of
                                                                                     Portfolios in the
                                                                                            Old                 Other
                      Position   Term of Office*                                     Mutual Fund Family     Directorships
                     Held with    and Length of    Principal Occupation(s)            Complex Overseen          Held
Name and Age         the Trust     Time Served       During Past 5 Years                 by Trustee          by Trustee
------------------------------------------------------------------------------------------------------------------------------------
Leigh A. Wilson      Chairman    Since 2005        Chief Executive Officer, New              26           Trustee, The Victory
(61)                                               Century Living, Inc. (older                            Portfolios since 1992,
                                                   adult housing) since 1992.                             The Victory
                                                   Director, Chimney Rock Winery,                         Institutional Funds
                                                   LLC (2000 - 2004), and Chimney                         since 2003, and The
                                                   Rock Winery Corp. (winery),                            Victory Variable
                                                   (1985 - 2004).                                         Insurance Funds since
                                                                                                          1998 (investment
                                                                                                          companies - 23 total
                                                                                                          portfolios). Trustee,
                                                                                                          Old Mutual Insurance
                                                                                                          Series Fund (investment
                                                                                                          company - 8 portfolios)
                                                                                                          since 2005.
------------------------------------------------------------------------------------------------------------------------------------
John R. Bartholdson  Trustee     Since 1995        Chief Financial Officer,                  35           Director, The Triumph
(61)                                               The Triumph Group, Inc.                                Group, Inc. since 1992.
                                                   (manufacturing) since 1992.                            Trustee, Old Mutual
                                                                                                          Insurance Series Fund
                                                                                                          (investment company - 8
                                                                                                          portfolios) since 1997.
                                                                                                          Trustee, Old Mutual
                                                                                                          Advisor Funds since
                                                                                                          2004. Director or
                                                                                                          Trustee of ING Clarion
                                                                                                          Real Estate Income Fund
                                                                                                          and ING Clarion Global
                                                                                                          Real Estate Income Fund.
------------------------------------------------------------------------------------------------------------------------------------
Jettie M. Edwards    Trustee     Since 1995        Consultant, Syrus Associates              26           Trustee, EQ Advisors
(59)                                               (business and marketing                                Trust (investment company
                                                   consulting firm), (1986 -                              - 53 portfolios) since
                                                   2002). Retired.                                        1995. Trustee, Old
                                                                                                          Mutual Insurance Series
                                                                                                          Fund (investment company
                                                                                                          - 8 portfolios) since
                                                                                                          1997. Trustee AXA
                                                                                                          Enterprise Funds Trust
                                                                                                          (investment company - 16
                                                                                                          portfolios) since 2005.
------------------------------------------------------------------------------------------------------------------------------------
Albert A. Miller     Trustee     Since 1995        Senior Vice President, Cherry &           26           Trustee, Old Mutual
(71)                                               Webb, CWT Specialty Stores                             Insurance Series Fund
                                                   (1995 - 2000). Advisor and                             (investment company - 8
                                                   Secretary, the Underwoman                              portfolios) since 1997.
                                                   Shoppes, Inc. (retail clothing
                                                   stores) (1980 - 2002). Retired.
------------------------------------------------------------------------------------------------------------------------------------

* Trustee of the Trust until such time as his or her successor is duly elected and appointed.

ACTIVITIES AND COMPOSITION OF THE BOARD OF TRUSTEES
AND OFFICERS OF THE TRUST -- As of March 31, 2006 concluded (Unaudited)

-----------------------------------------------------------------------------------------------------------------------
Officers
-----------------------------------------------------------------------------------------------------------------------

                      Position
                      Held with          Term of Office*                         Principal Occupation(s)
Name and Age          the Trust     and Length of Time Served                     During Past 5 Years
-----------------------------------------------------------------------------------------------------------------------
David J. Bullock    President       Since 2003                  Director, President, and Chief Executive Officer, Old
**                                                              Mutual Capital, Inc. since 2004. Trustee and Chief
(49)                                                            Executive Officer, Old Mutual Investment Partners,
                                                                Trustee, Old Mutual Fund Services, and Director, Old
                                                                Mutual Shareholder Services, Inc. since 2003.
                                                                President, Old Mutual Insurance Series Fund since
                                                                2003. Chief Executive Officer, President, and
                                                                Director, Liberty Ridge Capital, Inc. (July 2003 -
                                                                October 2005). Chief Operating Officer, Liberty Ridge
                                                                Capital, Inc. (July 2003 - March 2004). President and
                                                                Chief Executive Officer, Transamerica Capital, Inc.
                                                                (1998 - 2003).
-----------------------------------------------------------------------------------------------------------------------
Edward J. Veilleux  Senior Vice     Since 2005                  Senior Vice President, Old Mutual Insurance Series
(61)                President                                   Fund since 2005. Chief Compliance Officer, The
                                    Employed for an initial     Victory Portfolios since October 2005. President, EJV
                                    term of three years and     Financial Services, LLC since May 2002. Director,
                                    thereafter for successive   Deutsche Bank (and predecessor companies) and
                                    one year terms unless       Executive Vice President and Chief Administrative
                                    terminated prior to the     Officer, Investment Company Capital Corp. (registered
                                    end of the then current     investment advisor and registered transfer agent)
                                    term.                       (August 1987 to May 2002).
-----------------------------------------------------------------------------------------------------------------------
Andra C. Ozols **   Vice            Since 2005                  Executive Vice President, Secretary, and General
(44)                President                                   Counsel, Old Mutual Capital, Inc. since July 2005.
                    and Secretary                               Executive Vice President (2004 - May 2005), General
                                                                Counsel and Secretary (2002 - May 2005 and January
                                                                1998 - October 1998), and Vice President (2002 -
                                                                2004), ICON Advisors, Inc. Director of ICON
                                                                Management & Research Corporation (2003 - May 2005).
                                                                Executive Vice President (2004 - May 2005), General
                                                                Counsel and Secretary (2002 - May 2005) and Vice
                                                                President (2002 - 2004) of ICON Distributors, Inc.
                                                                Executive Vice President and Secretary of ICON
                                                                Insurance Agency, Inc. (2004 - May 2005). Vice
                                                                President (1999 - 2002) and Assistant General Counsel
                                                                (1998 - 2002), Founders Asset Management LLC.
-----------------------------------------------------------------------------------------------------------------------
James F.            Vice            Since 2005                  Senior Vice President and Chief Compliance Officer,
Lummanick **        President                                   Old Mutual Capital, Inc., Old Mutual Investment
(58)                and Chief                                   Partners, Old Mutual Fund Services, Inc., and Old
                    Compliance                                  Mutual Shareholder Services, Inc., since 2005. Chief
                    Officer                                     Compliance Officer, Old Mutual Advisor Funds II and
                                                                Old Mutual Insurance Series Fund, since 2005. Senior
                                                                Vice President and Director of Compliance, Calamos
                                                                Advisors LLC (2004 - 2005). Vice President and Chief
                                                                Compliance Officer, Invesco Funds Group, Inc. (1996 -
                                                                2004).
-----------------------------------------------------------------------------------------------------------------------
Mark E. Black **    Treasurer,      Since 2005                  Chief Financial Officer, Chief Administrative
(45)                Chief                                       Officer, Executive Vice President, and Treasurer, Old
                    Financial                                   Mutual Capital, Inc. since July 2004. Chief Financial
                    Officer and                                 Officer and Chief Administrative Officer, Old Mutual
                    Controller                                  Investment Partners since 2004. Senior Vice President
                                                                and Chief Financial Officer, Transamerica Capital,
                                                                Inc. (April 2000 - June 2004).
-----------------------------------------------------------------------------------------------------------------------
Kenneth R. Naes **   Assistant       Since 2005                 Vice President (since July 2005) and Director of Fund
(40)                 Treasurer                                  Services (since 2004), Old Mutual Fund Services.
                                                                Senior Vice President - Product Development,
                                                                Transamerica Capital, Inc. (2000 - 2004).
-----------------------------------------------------------------------------------------------------------------------
Karen S. Proc **     Assistant       Since 2005                 Associate General Counsel, Old Mutual Capital, Inc.
(36)                 Secretary                                  since October 2005. Associate General Counsel,
                                                                Founders Asset Management LLC (2002 - 2005).
                                                                Associate Attorney, Myer, Swanson, Adams & Wolf, P.C.
                                                                (1998 - 2002).
-----------------------------------------------------------------------------------------------------------------------

** Officer of the Trust until such time as his or her successor is duly elected and appointed.

BOARD REVIEW AND APPROVAL OF NEW INVESTMENT MANAGEMENT AGREEMENTS (Unaudited)

Summary

On September 30, 2005, the Board of Trustees ("Board") of Old Mutual Advisor Funds II (the "Trust") approved a restructuring of the advisory, sub-advisory and servicing arrangements for the Trust. As part of this restructuring, the Board approved a new investment management agreement with Old Mutual Capital, Inc. ("OMCAP") and new sub-advisory agreements with the then existing sub-advisors to the Trust (collectively, "September Management Agreements"), subject to shareholder approval. On December 16, 2005, the Board approved additional sub-advisory agreements (together with the September Management Agreements, the "Management Agreements") with new sub-advisors for certain of the portfolios of the Trust (each portfolio of the Trust is herein referred to as a "Fund" and together as the "Funds"). Under the new structure, OMCAP has day-to-day responsibility for overall investment supervision, compliance and administrative functions for each of the Funds and portfolio management is performed by the sub-advisors. The Management Agreements become effective upon shareholder approval of such agreements. In order to avoid disruption of the Funds' investment management program while shareholder approval is sought, OMCAP and the sub-advisors assumed their respective responsibilities effective January 1, 2006 (the "Effective Date") under interim management agreements approved by the Board. Each interim management agreement will expire on the earlier of (i) the date on which the shareholders of each Fund approve the corresponding Management Agreement or (ii) 150 days from the Effective Date.

The new Management Agreements include a reduction in the management fees paid by the Funds and more significant management fee breakpoints. In addition, OMCAP agreed to lower the expense caps on the Funds by contractually waiving its fees or reimbursing expenses of a Fund to the extent the Fund's expenses exceed the agreed upon expense cap. As part of the restructuring, the Board also approved changing the name of the Trust to Old Mutual Advisor Funds II and changing the names of each of the Funds to include the "Old Mutual" name. The following discussion outlines the background of these proposals and the Board's considerations.

Background

On June 9, 2005, senior management of Old Mutual (US) Holdings Inc. ("OMUSH"), the parent of the Funds' then current investment advisor, Liberty Ridge Capital, Inc. ("Liberty Ridge") and of OMCAP, proposed to the Board a restructuring of the investment advisory, sub-advisory and servicing arrangements for the Trust.

OMUSH further proposed that because the expense ratios of the Funds were generally above industry median expense ratios for comparable funds, the expenses of providing those services could be reduced by a consolidation of operations at OMCAP's headquarters and by a restructuring of the Funds' investment advisory fees, administrative fees and expense limitation arrangements. OMUSH believed that these steps would benefit Fund shareholders through reduced expenses and a central servicing center to provide fund and shareholder services.

In the period between June 9th and December 16th, the Board held numerous meetings in person or by telephone to consider, discuss and negotiate various aspects of the proposed restructuring. The Board utilized the services of its Senior Vice President (the "Senior Officer"), who is independent from the Trust's various service providers, including OMCAP and its affiliates, in analyzing OMCAP's proposals. The Senior Officer reported to the Board on the reasonableness of the fees and profitability of OMCAP and the sub-advisors (the "Senior Officer's Report"). The Board also received a report from Lipper, Inc. ("Lipper"), a mutual fund statistical service, on comparative mutual fund advisory fees and expenses levels. The Board was also assisted by Callan Associates, an independent investment consultant.

Senior Officer's Report

The Senior Officer's Report evaluating the proposed investment advisory and sub-advisory fees considered a number of specific factors applicable to each Fund. These factors include:

      o The nature and quality of the advisor's services, including Fund performance and/or performance of other accounts managed by the sub-advisors

      o Management fees charged by the advisor to institutional and other clients

      o     Management fees incurred by other mutual funds for like services

      o Costs to the advisor and its affiliates of supplying services pursuant to the agreement, excluding intra-corporate profit

      o Profit margins of the advisor and its affiliates from providing the services

      o     Possible economies of scale

The Senior Officer conducted due diligence in connection with his review, including the following:

      o Analyzed proposals submitted by OMCAP and the sub-advisors including financial statements and pro forma analyses

      o Visited the offices of OMCAP and several sub-advisors to interview portfolio managers and administrative officers

      o Reviewed a report prepared by Lipper that compared the advisory fees, administrative fees and expense ratios of each the Funds with those of other funds in a Lipper peer group

      o     Reviewed additional comparative industry data

BOARD REVIEW AND APPROVAL OF NEW INVESTMENT MANAGEMENT AGREEMENTS AND FEES -- continued (Unaudited)

The Senior Officer recommended that the Board approve the proposed Management Agreements and the related fees. The discussion under the "Board Considerations" section below explains various factors, including the Senior Officer's Report, considered by the Board which resulted in the Board's approval on September 30, 2005 and on December 16, 2005 of the Management Agreements and recommending to Fund shareholders at an upcoming shareholder meeting that shareholders approve the new Management Agreements, as described below.

Description of Advisor

OMCAP

OMCAP, located at 4643 South Ulster Street, Suite 600, Denver, Colorado 80237, was organized in 2004 and is a subsidiary of OMUSH, which is a wholly-owned subsidiary of Old Mutual plc, a London-exchange-listed international financial services firm ("Old Mutual"). Since 2004, OMCAP has been the investment advisor to the Old Mutual Advisor Funds, an affiliated mutual fund company. OMCAP has also been appointed as investment manager of the Old Mutual Insurance Series Fund portfolios, subject to shareholder approval, and will manage those portfolios under an interim agreement.

Description of the Sub-Advisors

      o ANALYTIC is a California corporation located at 500 South Grand Avenue, 23rd Floor, Los Angeles, California 90071. Analytic has been a sub-advisor to the Trust since 2002, managing and supervising the investment of certain Fund assets on a discretionary basis, subject to the supervision of the Trust's investment advisor. Analytic, a subsidiary of OMUSH and an affiliate of OMCAP, was founded in 1970 as one of the first independent investment counsel firms specializing in the creation and continuous management of optioned equity and optioned debt portfolios for fiduciaries and other long-term investors. Analytic serves pensions and profit-sharing plans, endowments, foundations, corporate investment portfolios, mutual savings banks and insurance companies. Analytic managed approximately $9 billion in assets as of September 30, 2005.

      o BARROW HANLEY is a Nevada corporation located at 2200 Ross Avenue, 31st Floor, Dallas, Texas 75201. Barrow Hanley was appointed sub-advisor to the Trust effective January 1, 2006, managing and supervising the investment of certain Fund assets on a discretionary basis, subject to the supervision of the Trust's investment advisor. Barrow Hanley, a wholly-owned subsidiary of OMUSH and an affiliate of OMCAP, has provided value-oriented investment strategies to institutional investors and mutual funds since 1979. Barrow Hanley held discretionary management authority with respect to approximately $54 billion in assets as of September 30, 2005.

      o CASTLEARK is a Delaware limited liability company located at 1 North Wacker Drive, Suite 2950, Chicago, Illinois 60606. CastleArk has been a sub-advisor to the Trust since January 1, 2006, managing and supervising the investment of certain Fund assets on a discretionary basis, subject to the supervision of the Trust's investment advisor. CastleArk provides investment management services to institutional and high net worth clients. CastleArk held discretionary management authority with respect to over $1.9 billion in assets as of September 30, 2005.

      o COLUMBUS CIRCLE is a Delaware general partnership located at Metro Center, One Station Place, Stamford, CT 06902. Columbus Circle has been a sub-advisor to the Trust since January 1, 2006, managing and supervising the investment of certain Fund assets on a discretionary basis, subject to the supervision of the Trust's investment advisor. Columbus Circle provides portfolio management services to high net worth individuals and institutional accounts, including corporate pension and profit-sharing plans, charitable institutions, foundations, endowments, municipalities, public mutual funds, private investment funds, and a trust program. Columbus Circle held discretionary management authority with respect to approximately $5.7 billion in assets as of September 30, 2005.

      o COPPER ROCK is a Delaware limited liability company located at 200 Clarendon Street, 53rd Floor, Boston, MA 02116. Copper Rock was appointed sub-advisor to the Trust effective January 1, 2006, managing and supervising the investment of certain Fund assets on a discretionary basis, subject to the supervision of the Trust's investment advisor. Copper Rock is owned 50% by OMUSH and 50% by senior Copper Rock executives, and is an affiliate of OMCAP. Copper Rock manages discretionary equity portfolios for institutional accounts. Copper Rock held discretionary management authority with respect to approximately $115 million in assets as of September 30, 2005.

      o DWIGHT is a Delaware corporation located at 100 Bank Street, Burlington, Vermont 05401. Dwight has been a sub-advisor to the Trust since 2002, managing and supervising the investment of certain Fund assets on a discretionary basis, subject to the supervision of the Trust's investment advisor. Dwight, a wholly-owned subsidiary of OMUSH and an affiliate of OMCAP, has provided investment management services to corporations, pension and profit sharing plans, 401(k) and thrift plans since 1983. Dwight managed approximately $54 billion in assets as of September 30, 2005.

      o EAGLE is a Florida corporation located at 880 Carillon Parkway, St. Petersburg, FL 33716. Eagle was appointed sub-advisor to the Trust effective January 1, 2006, managing and supervising the investment of certain Fund assets on a discretionary basis, subject to the supervision of the Trust's investment advisor. Eagle provides investment advisory services to both retail clients and institutional clients, including corporate pension plans, public funds, foundations and other tax-exempt entities and registered investment companies. Eagle held discretionary management authority with respect to over $11.5 billion in assets as of September 30, 2005.

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      o     HEITMAN is a Delaware limited liability company located at 191 North
            Wacker Drive, Suite 2500, Chicago, Illinois 60606. Heitman has been a sub-advisor to the Trust since December, 2001, managing and supervising the investment of certain Fund assets on a discretionary basis, subject to the supervision of the Trust's investment advisor. Heitman is a wholly owned subsidiary of Heitman LLC, a Delaware limited liability company owned 50% by Heitman senior executives and 50% by Old Mutual (HFL) Inc., a wholly owned subsidiary of Old
            Mutual (US) Holdings Inc. Heitman, an affiliate of OMCAP, has provided investment management services to its clients since 1987. Heitman specializes in publicly traded U.S. real estate investment trust (REIT) securities and managed approximately $3.0 billion in assets as of September 30, 2005.

      o LIBERTY RIDGE is a Delaware corporation located at 1400 Liberty Ridge Drive, Wayne, PA 19087. Liberty Ridge was appointed sub-advisor to the Trust effective January 1, 2006, managing and supervising the investment of certain Fund assets on a discretionary basis, subject to the supervision of the Trust's investment advisor. Prior to that date, Liberty Ridge was the Trust's investment advisor. Liberty Ridge, a wholly-owned subsidiary of OMUSH and an affiliate of OMCAP, was founded in 1982, and managed approximately $3.2 billion in assets as of September 30, 2005.

      o MUNDER is a Delaware general partnership located at 480 Pierce Street, Birmingham, MI 48009. Munder was appointed sub-advisor to the Trust effective January 1, 2006, managing and supervising the investment of certain Fund assets on a discretionary basis, subject to the supervision of the Trust's investment advisor. Munder manages a variety of equity, fixed income and indexed assets for institutional, high-net-worth and mutual fund investors. Munder held discretionary management authority with respect to approximately $39.9 billion in assets as of September 30, 2005.

      o TS&W is a Virginia corporation located at 5000 Monument Avenue, Richmond, VA 23230. TS&W has been a sub-advisor to the Trust since 2003, managing and supervising the investment of certain Fund assets on a discretionary basis, subject to the supervision of the Trust's investment advisor. TS&W, a wholly-owned subsidiary of OMUSH and an affiliate of OMCAP, has provided investment management services since 1969, serving institutional investors, middle market investors, and individuals in managing equity, fixed income, international and small cap equity investments. TS&W managed approximately $6.3 billion in assets as of September 30, 2005.

      o TURNER is a Pennsylvania corporation located at 1205 Westlakes Drive, Suite 100, Berwyn, PA 19312. Turner was appointed sub-advisor to the Trust January 1, 2006, managing and supervising the investment of certain Fund assets on a discretionary basis, subject to the supervision of the Trust's investment advisor. Turner held discretionary management authority with respect to approximately $17.0 billon in assets as of September 30, 2005 for institutional and individual accounts.

      o WELLINGTON MANAGEMENT is a Massachusetts limited liability partnership located at 75 State Street, Boston, MA 02109. Wellington Management has been a sub-advisor to the Trust since 1995, managing and supervising the investment of certain Fund assets on a discretionary basis, subject to the supervision of the Trust's investment advisor. Wellington and its predecessor organizations have provided investment advisory services to investment companies since 1928 and to investment counseling clients since 1960. Wellington Management held discretionary management authority with respect to approximately $511 billion in assets as of September 30, 2005.

Board Considerations

In reviewing the proposed restructuring and the new Management Agreements between the Trust, on behalf of the Funds, and OMCAP, the Board considered the following matters:

      o NATURE AND EXTENT OF SERVICES -- The Board noted that under the current structure, investment management and administrative services were provided to the Funds under separate agreements between Liberty Ridge Capital and its affiliate, Old Mutual Funds Services ("OMFS"). Liberty Ridge Capital, OMFS and OMCAP are all direct or indirect subsidiaries of OMUSH. The Board concluded that the management and administrative services should be provided under a single, unified Management Agreement with OMCAP. The Board believed that the unified agreement would better reflect the overall responsibility of OMCAP to provide all management and administrative services to the Funds and the unified agreement provided a clearer focus on expenses incurred by the Funds for these services.

      o MANAGEMENT FEES -- After extensive discussions between OMCAP and the Board, the combined investment advisory and administrative fee (the "Management Fee") for each of the Funds was reduced from the current Management Fee level. Also, as a result of the new breakpoints and expense limitation agreements (discussed below under Breakpoints for Management Fees, and under Fund Expenses), the effective Management Fee for each Fund was reduced to a level comparable to the median combined advisory and administrative fees paid by unaffiliated funds in a peer group selected by Lipper, an independent statistical service. A more detailed discussion of each Fund's Management Fee is contained below.

      o BREAKPOINTS FOR MANAGEMENT FEES -- As part of the discussions with the Board, OMCAP proposed that new and more robust Management Fee breakpoints be established to benefit the Funds. The Trustees considered the breakpoints proposed by OMCAP that institute a framework of expense savings to pass on to shareholders resulting from economies of scale.

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BOARD REVIEW AND APPROVAL OF NEW INVESTMENT MANAGEMENT AGREEMENTS AND FEES --
continued (Unaudited)

      o FUND EXPENSES -- As a result of extensive discussions between OMCAP and the Board, OMCAP undertook to provide expense limitation agreements for each Fund to cap expenses borne by the Fund and its shareholders. These expense limitation agreements provide a meaningful reduction in the Funds' expense ratios, and bring the total annual operating expense ratios of most Funds to levels at or near the median total expense ratios of unaffiliated funds in a peer group selected by Lipper. These expense limitation agreements will remain in place for at least a three (3) year period. A more detailed discussion of each Fund's expense limitation agreement is contained below.

      o PERFORMANCE -- With respect to the existing sub-advisors of the Funds, the Board compared the historical investment performance of each existing sub-advisor with the investment performance of similar investment vehicles managed by other investment advisors and concluded that the historical investment performance of these sub-advisors in managing the Funds adequately justified their continued service as sub-advisors. With respect to the newly appointed sub-advisors, including Liberty Ridge, the Board, in consultation with its investment consultant, Callan Associates, analyzed the historical performance of these sub-advisors in managing accounts with investment strategies comparable to the investment strategies of the Fund or Funds that each was proposed to sub-advise or co-sub-advise. The Board concluded with respect to each sub-advisor that the sub-advisor's historical performance in managing accounts with similar investment styles would increase the depth and breadth of investment management services and create the potential for improved relative performance in future periods.

      o MULTI-MANAGER STRUCTURE -- With respect to the Old Mutual Growth, Large Cap Growth, Large Cap Growth Concentrated, Select Growth, Small Cap and Strategic Small Company Funds, the Board considered a multi-manager approach as a means to reduce risk and moderate the volatility inherent in the market segments in which these Funds invest. The Board also considered the potential advantages in creating unique fund offerings that did not directly compete with existing investment products offered by the individual sub-advisors.

      o COMPLIANCE UNDERTAKINGS -- Over the last year and a half, Liberty Ridge has adopted additional compliance policies and procedures ("Compliance Undertakings"). Certain of the Compliance Undertakings were adopted pursuant to settlements with the Securities and Exchange Commission and separately with the New York Attorney General. Many of these Compliance Undertakings are more extensive than that required by current regulations. Since these Compliance Undertakings represent protection to the Funds and their shareholders, OMCAP has contractually agreed to assume all of the Compliance Undertakings in connection with the approval of the new Management Agreement.

      o BENEFITS DERIVED BY OMCAP FROM ITS RELATIONSHIP WITH THE FUNDS -- The Trustees considered the fall-out benefits to OMCAP, including OMCAP's increased visibility in the investment community. The Trustees also reviewed the profitability of OMCAP, its subsidiaries, and the sub-advisors in connection with providing services to the Funds. The Trustees also weighed the benefits to affiliates of OMCAP, namely the Trust's relationship with its distributor, Old Mutual Investment Partners, which, although not profitable, created further visibility for OMCAP and its parent, OMUSH.

Management Agreements

Discussed below are the investment advisory fee and expense limitation elements of the new Management and Sub-Advisory Agreement for the Funds.

With respect to each Fund, the Board considered the following matters:

      OLD MUTUAL GROWTH FUND -- OMCAP proposed that the Fund be sub-advised by Munder and Turner. OMCAP proposed that the Management Fee (including the sub-advisory fee) for this Fund start at 0.825% with the first fee breakpoint beginning at $300 million (reducing the Management Fee by 0.05% to 0.775%) with subsequent breakpoints at higher asset levels. Giving effect to the new breakpoints resulted in a reduction of approximately 0.04% from the combined advisory and administrative fees currently in effect. In addition, OMCAP proposed to waive its Management Fee or reimburse Fund expenses to limit the Fund's total annual operating expenses for three (3) years to no more than 1.10% per year (exclusive of certain expenses such as brokerage commissions, distribution and service fees, and extraordinary expenses). The Fund had no expense limitation arrangement with Liberty Ridge and its estimated total annual operating expenses were 1.36%.

      The proposed expense limitation arrangement will also reduce the effective Management Fee by 0.26% based upon the Fund's expenses and asset levels as of August 19, 2005, the date used by the Senior Officer in preparing his report.

      SENIOR OFFICER'S REPORT -- With respect to Management Fees, the Board noted that the Senior Officer's Report had indicated that although the proposed gross advisory fee is high relative to the median of the Fund's peer group, OMCAP's proposal to cap expenses at the median for its peer group for three (3) years results in a first year pro forma reduction of 0.26% in both the Fund's expense ratio and its gross advisory fee. The Senior Officer recommended that the Board approve the proposed contract and fees.

      BOARD CONCLUSIONS -- The Board concluded that in view of the measures taken to address the depth and breadth of advisory personnel, the expected level of services to be provided to the Fund, and fee levels, including Management Fee breakpoints and the three (3) year expense limitation commitment, the Management Fee was appropriate and the investment management agreements should be approved and submitted to shareholders with the Board's recommendation to vote to approve the Management Agreements with OMCAP, Turner and Munder.

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

      OLD MUTUAL EMERGING GROWTH FUND -- OMCAP proposed that the Fund be sub-advised by Copper Rock. OMCAP proposed that the Management Fee for this Fund start at 0.95% with the first fee breakpoint beginning at $300 million (reducing the Management Fee by 0.05% to 0.90%) with subsequent breakpoints at higher asset levels. In addition, OMCAP proposed to waive its Management Fee or reimburse Fund expenses to limit the Fund's total annual operating expenses for three (3) years to no more than 1.30% per year (exclusive of certain expenses such as brokerage commissions, distribution and service fees, and extraordinary expenses). The Fund had no expense limitation arrangement with Liberty Ridge and its estimated total annual operating expenses were 1.47%.

      The proposed expense limitation arrangement will also reduce the effective Management Fee by 0.17% based upon the Fund's expenses and asset levels as of August 19, 2005, the date used by the Senior Officer in preparing his report.

      SENIOR OFFICER'S REPORT -- The Board noted that the Senior Officer's Report had indicated that the proposed gross advisory fee is below the median of the Fund's Lipper peer group. OMCAP's proposal caps expenses at the median for its Lipper peer group for three (3) years resulting in a first year pro forma reduction of 0.17% in both the Fund's expense ratio and its gross advisory fee. The Senior Officer recommended that the Board approve the proposed contract and fees.

      BOARD CONCLUSION -- The Board concluded that in view of the measures taken to address the depth and breadth of advisory personnel, the expected level of services to be provided to the Fund, and fee levels, including Management Fee breakpoints and the three (3) year expense limitation commitment, the Management Fee was appropriate and the investment management agreements should be approved and submitted to shareholders with the Board's recommendation to vote to approve the Management Agreements with OMCAP and Copper Rock.

      OLD MUTUAL LARGE CAP GROWTH CONCENTRATED FUND -- OMCAP proposed that the Fund be sub-advised by CastleArk and Turner. OMCAP proposed that the Management Fee for this Fund start at 0.90% with the first fee breakpoint beginning at $300 million (reducing the Management Fee by 0.05% to 0.85%) with subsequent breakpoints at higher asset levels. In addition, OMCAP proposed to waive its Management Fee or reimburse Fund expenses to limit the Fund's total annual operating expenses for three (3) years to no more than 1.25% per year (exclusive of certain expenses such as brokerage commissions, distribution and service fees, and extraordinary expenses). The Fund's expense limitation arrangement with Liberty Ridge capped total annual operating expenses at 1.50% and its expense ratio was 1.43%.

      The proposed expense limitation arrangement will also reduce the effective Management Fee by 0.18% based upon the Fund's expenses and asset levels as of August 19, 2005, the date used by the Senior Officer in preparing his report.

      SENIOR OFFICER'S REPORT -- With respect to Management Fees, the Board noted that the Senior Officer's Report had indicated that although the proposed gross advisory fee is higher than the median of the Fund's Lipper peer group, OMCAP's proposal to cap expenses at the median for its Lipper peer group for three (3) years results in a first year pro forma reduction of 0.18% in both the Fund's expense ratio and its gross advisory fee. The Senior Officer recommended that the Board approve the proposed contract and fees.

      BOARD CONCLUSIONS -- The Board concluded that in view of the measures taken to address the depth and breadth of advisory personnel, the expected level of services to be provided to the Fund, and fee levels, including Management Fee breakpoints and the three (3) year expense limitation commitment, the Management Fee was appropriate and the investment management agreements should be approved and submitted to shareholders with the Board's recommendation to vote to approve the Management Agreements with OMCAP, CastleArk and Turner.

      OLD MUTUAL LARGE CAP GROWTH FUND -- OMCAP proposed that the Fund be sub-advised by CastleArk and Turner. OMCAP proposed that the Management Fee for this Fund start at 0.85% with the first fee breakpoint beginning at $300 million (reducing the Management Fee by 0.05% to 0.80%) with subsequent breakpoints at higher asset levels. In addition, OMCAP proposed to waive its Management Fee or reimburse Fund expenses to limit the Fund's total annual operating expenses for three (3) years to no more than 1.25% per year (exclusive of certain expenses such as brokerage commissions, distribution and service fees, and extraordinary expenses). The Fund had no expense limitation arrangement with Liberty Ridge and its estimated total annual operating expenses were 1.35%.

      The proposed expense limitation arrangement will also reduce the effective Management Fee by 0.10% based upon the Fund's expenses and asset levels as of August 19, 2005, the date used by the Senior Officer in preparing his report.

      SENIOR OFFICER'S REPORT -- With respect to Management Fees, the Board noted that the Senior Officer's Report indicated that the proposed gross advisory fee is virtually equivalent to the Fund's Lipper peer group. OMCAP's proposal also caps expenses at the median for its Lipper peer group for three (3) years resulting in a first year pro forma reduction of 0.10% in both the Fund's expense ratio and its gross advisory fee. The Senior Officer recommended that the Board approve the proposed contract and fees.

      BOARD CONCLUSIONS -- The Board concluded that in view of the measures taken to address the depth and breadth of advisory personnel, the expected level of services to be provided to the Fund, and fee levels, including Management Fee breakpoints and the three (3) year expense limitation commitment, the Management Fee was appropriate and the investment management agreements should be approved and submitted to shareholders with the Board's recommendation to vote to approve the Management Agreements with OMCAP, CastleArk and Turner.

BOARD REVIEW AND APPROVAL OF NEW INVESTMENT MANAGEMENT AGREEMENTS AND FEES -- continued (Unaudited)

      OLD MUTUAL SELECT GROWTH FUND -- OMCAP proposed that the Fund be sub-advised by CastleArk and Turner. OMCAP proposed that the Management Fee for this Fund start at 0.90% with the first fee breakpoint beginning at $300 million (reducing the Management Fee by 0.05% to 0.85%) with subsequent breakpoints at higher asset levels. In addition, OMCAP proposed to waive its Management Fee or reimburse Fund expenses to limit the Fund's total annual operating expenses for three (3) years to no more than 1.25% per year (exclusive of certain expenses such as brokerage commissions, distribution and service fees, and extraordinary expenses). The Fund had no expense limitation arrangement with Liberty Ridge and its estimated total annual operating expenses were 1.49%.

      The proposed expense limitation arrangement will also reduce the effective Management Fee by 0.24% based upon the Fund's expenses and asset levels as of August 19, 2005, the date used by the Senior Officer in preparing his report.

      SENIOR OFFICER'S REPORT -- The Board noted that the Senior Officer's Report had indicated that although the proposed gross advisory fee is higher than the median of the Fund's Lipper peer group, OMCAP's proposal to cap expenses at the median for its Lipper peer group for three (3) years results in a first year pro forma reduction of 0.24% in both the Fund's expense ratio and its gross advisory fee. The Senior Officer recommended that the Board approve the proposed contract and fees.

      BOARD CONCLUSIONS -- The Board concluded that in view of the measures taken to address the depth and breadth of advisory personnel, the expected level of services to be provided to the Fund, and fee levels, including Management Fee breakpoints and the three (3) year expense limitation commitment, the Management Fee was appropriate and the investment management agreements should be approved and submitted to shareholders with the Board's recommendation to vote to approve the Management Agreements with OMCAP, CastleArk and Turner.

      OLD MUTUAL STRATEGIC SMALL COMPANY FUND -- OMCAP proposed that the Fund be sub-advised by Liberty Ridge, Eagle and Copper Rock. OMCAP proposed that the Management Fee for this Fund start at 0.95% with the first fee breakpoint beginning at $300 million (reducing the Management Fee by 0.05% to 0.90%) with subsequent breakpoints at higher asset levels. In addition, OMCAP proposed to waive its Management Fee or reimburse Fund expenses to limit the Fund's total annual operating expenses for three (3) years to no more than 1.35% per year (exclusive of certain expenses such as brokerage commissions, distribution and service fees, and extraordinary expenses). The Fund's expense limitation arrangement with Liberty Ridge capped total annual operating expenses at 1.50% and its expense ratio was 1.53%.

      The proposed expense limitation arrangement will also reduce the effective Management Fee by 0.18% based upon the Fund's expenses and asset levels as of August 19, 2005, the date used by the Senior Officer in preparing his report.

      SENIOR OFFICER'S REPORT -- With respect to Management fees, the Board noted that the Senior Officer's Report had indicated that the proposed gross advisory fee is below the median of the Fund's Lipper peer group. OMCAP's proposal caps expenses at the median for its Lipper peer group for three (3) years resulting in a first year pro forma reduction of 0.18% in both the Fund's expense ratio and its gross advisory fee. The Senior Officer recommended that the Board approve the proposed contract and fees.

      BOARD CONCLUSIONS -- The Board concluded that in view of the measures taken to address the depth and breadth of advisory personnel, the expected level of services to be provided to the Fund, and fee levels, including Management Fee breakpoints and the three (3) year expense limitation commitment, the Management Fee was appropriate and the investment management agreements should be approved and submitted to shareholders with the Board's recommendation to vote to approve the Management Agreements with OMCAP, Liberty Ridge, Eagle and Copper Rock.

      OLD MUTUAL FOCUSED FUND -- OMCAP proposed that the Fund be sub-advised by Liberty Ridge. OMCAP proposed that the Management Fee for this Fund start at 0.75% with the first fee breakpoint beginning at $300 million (reducing the Management Fee by 0.05% to 0.70%) with subsequent breakpoints at higher asset levels. In addition, OMCAP proposed to waive its Management Fee or reimburse Fund expenses to limit the Fund's total annual operating expenses for three (3) years to no more than 1.15% per year (exclusive of certain expenses such as brokerage commissions, distribution and service fees, and extraordinary expenses). The Fund's expense limitation arrangement with Liberty Ridge capped total annual operating expenses at 1.50% and its expense ratio was 1.42%.

      The proposed expense limitation arrangement will also reduce the effective Management Fee by 0.27% based upon the Fund's expenses and asset levels as of August 19, 2005, the date used by the Senior Officer in preparing his report.

      SENIOR OFFICER'S REPORT -- With respect to Management fees, the Board noted that the Senior Officer's Report had indicated that the proposed gross advisory fee is below the median of the Fund's Lipper peer group and OMCAP's proposal to cap expenses at the median for its Lipper peer group for three (3) years results in a first year pro forma reduction of 0.27% in both the Fund's expense ratio and its gross advisory fee. The Senior Officer recommended that the Board approve the proposed contract and fees.

      BOARD CONCLUSIONS -- The Board concluded that in view of the historical performance of the Fund, the level of services provided to the Fund, and fee levels, including Management Fee breakpoints and the three (3) year expense limitation commitment, the Management Fee was appropriate and the investment management agreements should be approved and submitted to shareholders with the Board's recommendation to vote to approve the Management Agreements with OMCAP and Liberty Ridge.

      OLD MUTUAL LARGE CAP FUND -- OMCAP proposed that the Fund be sub-advised by Liberty Ridge. OMCAP proposed that the Management Fee for this Fund start at 0.75% with the first fee breakpoint beginning at $300 million (reducing the Management Fee by 0.05% to 0.70%) with subsequent breakpoints at higher asset levels. In addition, OMCAP proposed to waive its Management Fee or reimburse Fund expenses to limit the Fund's total annual operating expenses for three (3) years to no more than 1.15% per year (exclusive of certain expenses such as brokerage commissions, distribution and service fees, and extraordinary expenses). The Fund's expense limitation arrangement with Liberty Ridge capped total annual operating expenses at 1.50% and its expense ratio was 1.29%.

      The proposed expense limitation arrangement will also reduce the effective Management Fee by 0.14% based upon the Fund's expenses and asset levels as of August 19, 2005, the date used by the Senior Officer in preparing his report.

      SENIOR OFFICER'S REPORT -- With respect to Management fees, the Board noted that the Senior Officer's Report had indicated that the proposed gross advisory fee is slightly below the median of the Fund's Lipper peer group. OMCAP's proposal caps expenses at the median for its Lipper peer group for three (3) years resulting in a first year pro forma reduction of 0.14% in both the Fund's expense ratio and its gross advisory fee. The Senior Officer recommended that the Board approve the proposed contract and fees.

      BOARD CONCLUSIONS -- The Board concluded that in view of the historical performance of the Fund, the level of services provided to the Fund, and fee levels, including Management Fee breakpoints and the three (3) year expense limitation commitment, the Management Fee was appropriate and the investment management agreements should be approved and submitted to shareholders with the Board's recommendation to vote to approve the Management Agreements with OMCAP and Liberty Ridge.

      OLD MUTUAL MID CAP FUND -- OMCAP proposed that the Fund be sub-advised by Liberty Ridge. OMCAP proposed that the Management Fee for this Fund start at 0.95% with the first fee breakpoint beginning at $300 million (reducing the Management Fee by 0.05% to 0.90%) with subsequent breakpoints at higher asset levels. Giving effect to the new breakpoints resulted in a reduction of 0.02% from the combined advisory and administrative fees currently in effect using asset levels at March 31, 2005. In addition, OMCAP proposed to waive its Management Fee or reimburse Fund expenses to limit the Fund's total annual operating expenses for three (3) years to no more than 1.20% per year (exclusive of certain expenses such as brokerage commissions, distribution and service fees, and extraordinary expenses). The Fund's expense limitation arrangement with Liberty Ridge capped total annual operating expenses at 1.50% and its expense ratio was 1.34%.

      The proposed expense limitation arrangement will also reduce the effective Management Fee by 0.14% based upon the Fund's expenses and asset levels as of August 19, 2005, the date used by the Senior Officer in preparing his report.

      SENIOR OFFICER'S REPORT -- With respect to Management fees, the Board noted that the Senior Officer's Report had indicated that although the proposed gross advisory fee is higher than the median of the Fund's Lipper peer group, OMCAP's proposal to cap expenses at the median for its Lipper peer group for three (3) years results in a first year pro forma reduction of 0.14% in both the Fund's expense ratio and its gross advisory. The Senior Officer recommended that the Board approve the proposed contract and fees.

      BOARD CONCLUSIONS -- The Board concluded that in view of the historical performance of the Fund, the level of services provided to the Fund, and fee levels, including Management Fee breakpoints and the three (3) year expense limitation commitment, the Management Fee was appropriate and the investment management agreements should be approved and submitted to shareholders with the Board's recommendation to vote to approve the Management Agreements with OMCAP and Liberty Ridge.

      OLD MUTUAL SMALL CAP FUND -- OMCAP proposed that the Fund be sub-advised by Liberty Ridge and Eagle. OMCAP proposed that the Management Fee for this Fund start at 1.00% with the first fee breakpoint beginning at $300 million (reducing the Management Fee by 0.05% to 0.95%) with subsequent breakpoints at higher asset levels. In addition, OMCAP proposed to waive its Management Fee or reimburse Fund expenses to limit the Fund's total annual operating expenses for three (3) years to no more than 1.25% per year (exclusive of certain expenses such as brokerage commissions, distribution and service fees, and extraordinary expenses). The Fund's expense limitation arrangement with Liberty Ridge capped total annual operating expenses at 1.50% and its expense ratio was 1.59%.

      The proposed expense limitation arrangement will also reduce the effective Management Fee by 0.34% based upon the Fund's expenses and asset levels as of August 19, 2005, the date used by the Senior Officer in preparing his report.

      SENIOR OFFICER'S REPORT -- With respect to Management fees, the Board noted that the Senior Officer's Report had indicated that although the proposed gross advisory fee is slightly above the Fund's Lipper peer group, OMCAP's proposal caps expenses at the median for its Lipper peer group for three (3) years resulting in a first year pro forma reduction of 0.34% in both the Fund's expense ratio and its gross advisory fees. The Senior Officer recommended that the Board approve the proposed contract and fees.

      BOARD CONCLUSION -- The Board concluded that in view of the measures taken to address the depth and breadth of advisory personnel, the expected level of services to be provided to the Fund, and fee levels, including Management Fee breakpoints and the three (3) year expense limitation commitment, the Management Fee was appropriate and the investment management agreements should be approved and submitted to shareholders with the Board's recommendation to vote to approve the Management Agreements with OMCAP, Liberty Ridge and Eagle.

BOARD REVIEW AND APPROVAL OF NEW INVESTMENT MANAGEMENT AGREEMENTS AND FEES -- continued (Unaudited)

      OLD MUTUAL COLUMBUS CIRCLE TECHNOLOGY AND COMMUNICATIONS FUND -- OMCAP proposed that the Fund be sub-advised by Columbus Circle. OMCAP proposed that the Management Fee for this Fund start at 0.95% with the first fee breakpoint beginning at $300 million (reducing the Management Fee by 0.05% to 0.90%) with subsequent breakpoints at higher asset levels. In addition, OMCAP proposed to waive its Management Fee or reimburse Fund expenses to limit the Fund's total annual operating expenses for three (3) years to no more than 1.45% per year (exclusive of certain expenses such as brokerage commissions, distribution and service fees, and extraordinary expenses). The Fund had no expense limitation arrangement with Liberty Ridge and its estimated total annual operating expenses were 1.65%.

      The proposed expense limitation arrangement will also reduce the effective Management Fee by 0.20% based upon the Fund's expenses and asset levels as of August 19, 2005, the date used by the Senior Officer in preparing his report.

      SENIOR OFFICER'S REPORT -- With respect to Management fees, the Board noted that the Senior Officer's Report had indicated that although the proposed gross advisory fee is slightly higher than the median of the Fund's Lipper peer group, OMCAP's proposal to cap expenses at the median for its Lipper peer group for three (3) years results in a first year pro forma reduction of 0.20% in both the Fund's expense ratio and its gross advisory fee. The Senior Officer recommended that the Board approve the proposed contract and fees.

      BOARD CONCLUSION -- The Board concluded that in view of the measures taken to address the depth and breadth of advisory personnel, the existing level of services to be provided to the Fund, and fee levels, including Management Fee breakpoints and the three (3) year expense limitation commitment, the Management Fee was appropriate and the investment management agreements should be approved and submitted to shareholders with the Board's recommendation to vote to approve the Management Agreements with OMCAP and Columbus Circle.

      OLD MUTUAL ANALYTIC U.S. LONG/SHORT FUND (PREVIOUSLY THE ANALYTIC DEFENSIVE EQUITY FUND) -- The Trustees reviewed the services provided by, and the sub-advisory arrangement with, Analytic Investors, Inc. ("Analytic"), the sub-advisor to the Fund.

      With respect to performance, the Trustees favorably weighed the Fund's short and medium-term performance which was close to the median of its peer group and its long-term performance, which was generally in line with the Fund's benchmark and above the median of the Fund's peer group. Separately, the Trustees considered the fact that there had been no material compliance violations with respect to the Analytic Disciplined Equity Fund during the prior calendar year.

      OMCAP proposed that the Management Fee for this Fund start at 0.80% with the first fee breakpoint beginning at $300 million (reducing the Management Fee by 0.05% to 0.75%) with subsequent breakpoints at higher asset levels. In addition, OMCAP proposed to waive its Management Fee or reimburse Fund expenses to limit the Fund's total annual operating expenses for three (3) years to no more than 1.10% per year (exclusive of certain expenses such as brokerage commissions, distribution and service fees, and extraordinary expenses). The Fund's expense limitation arrangement with Liberty Ridge capped total annual operating expenses at 1.50% and its expense ratio was 1.44%.

      The proposed expense limitation arrangement will also reduce the effective Management Fee by 0.34% based upon the Fund's expenses and asset levels as of August 19, 2005, the date used by the Senior Officer in preparing his report.

      SENIOR OFFICER'S REPORT -- With respect to Management Fees, the Board noted that the Senior Officer's Report had indicated that although the proposed gross advisory fee is above the Fund's Lipper peer group, OMCAP's proposal to cap expenses at the median for its Lipper peer group for three
      (3) years results in a first year pro forma reduction of 0.34% in both the Fund's expense ratio and its gross advisory fee. The Senior Officer recommended that the Board approve the proposed contract and fees.

      BOARD CONCLUSIONS -- The Board concluded that in view of the historical performance of the Fund, the level of services provided to the Fund, and fee levels, including Management Fee breakpoints and the three (3) year expense limitation commitment, the Management Fee was appropriate and the investment management agreements should be approved and submitted to shareholders with the Board's recommendation to vote to approve the Management Agreements with OMCAP and Analytic.

      OLD MUTUAL BARROW HANLEY VALUE FUND (PREVIOUSLY THE OLD MUTUAL CLIPPER FOCUS FUND) -- OMCAP proposed that the Fund be sub-advised by Barrow Hanley. OMCAP proposed that the Management Fee for this Fund start at 1.00%, reduced from its current level of 1.10%, with the first fee breakpoint beginning at $300 million (reducing the Management Fee by 0.05% to 0.95%) with subsequent breakpoints at higher asset levels. In addition, OMCAP proposed to waive its Management Fee or reimburse Fund expenses to limit the Fund's total annual operating expenses for three (3) years to no more than 1.10% per year (exclusive of certain expenses such as brokerage commissions, distribution and service fees, and extraordinary expenses). The Fund's expense limitation arrangement with Liberty Ridge capped total annual operating expenses at 1.40% and its expense ratio was 1.47%.

      The proposed reduction in the management fee together with the expense limitation arrangement will also reduce the effective Management Fee by 0.37% based upon the Fund's expenses and asset levels as of August 19, 2005, the date used by the Senior Officer in preparing his report.

      SENIOR OFFICER'S REPORT -- With respect to Management Fees, the Board noted that the Senior Officer's Report had indicated that although the proposed gross advisory fee, even after its reduction to 1.00%, is higher than the median of the Fund's Lipper peer group, OMCAP's proposal to cap expenses for three (3) years results in a first year pro forma reduction of 0.37% in both the Fund's expense ratio and its gross advisory fee. The Senior Officer recommended that the Board approve the proposed contract and fees.

      BOARD CONCLUSIONS -- The Board concluded that in view of the measures OMCAP was proposing to address the depth and breadth of advisory personnel, the expected level of services to be provided to the Fund, and fee levels, including Management Fee breakpoints and the three (3) year expense limitation commitment, the Management Fee was appropriate and the investment management agreements should be approved and submitted to shareholders with the Board's recommendation to vote to approve the Management Agreements with OMCAP and Barrow Hanley.

      OLD MUTUAL TS&W SMALL CAP VALUE FUND -- The Trustees reviewed the services provided by, and the sub-advisory arrangement with, Thompson Seigel & Walmsley, Inc. ("TS&W"), the sub-advisor to the Fund. The Trustees favorably considered the short and medium-term performance of the Fund which was significantly above the median of its peer group. The Trustees also noted that the Fund was closed to new investors at the request of TS&W due to capacity issues in TS&W's small cap value strategy, which included the Fund's assets.

      OMCAP proposed that the Management Fee for this Fund start at 1.10% with the first fee breakpoint beginning at $300 million (reducing the Management Fee by 0.05% to 1.05%) with subsequent breakpoints at higher asset levels. In addition, OMCAP proposed to waive its Management Fee or reimburse Fund expenses to limit the Fund's total annual operating expenses for three (3) years to no more than 1.30% per year (exclusive of certain expenses such as brokerage commissions, distribution and service fees, and extraordinary expenses). The Fund's expense limitation arrangement with Liberty Ridge capped total annual operating expenses at 1.50% and its expense ratio was 1.54%.

      The proposed expense limitation arrangement will also reduce the effective Management Fee by 0.24% based upon the Fund's expenses and asset levels as of August 19, 2005, the date used by the Senior Officer in preparing his report.

      SENIOR OFFICER'S REPORT -- With respect to Management Fees, the Board noted that the Senior Officer's Report had indicated that although the proposed gross advisory fee is higher than the median of the Fund's Lipper peer group, OMCAP's proposal to cap expenses at the median for its Lipper peer group for three (3) years results in a first year pro forma reduction of 0.24% in both the Fund's expense ratio and its gross advisory fee. The Senior Officer recommended that the Board approve the proposed contract and fees.

      BOARD CONCLUSIONS -- The Board concluded that in view of the historical performance of the Fund, the level of services provided to the Fund, and fee levels, including Management Fee breakpoints and the three (3) year expense limitation commitment, the Management Fee was appropriate and the investment management agreements should be approved and submitted to shareholders with the Board's recommendation to vote to approve the Management Agreements with OMCAP and TS&W.

      OLD MUTUAL HEITMAN REIT FUND -- The Trustees reviewed the services provided by, and the sub-advisory arrangement with, Heitman Real Estate Securities LLC ("Heitman"), the sub-advisor to the Fund. The Trustees favorably weighed the short, medium and long-term performance of the Fund which was above the median of its peer group.

      OMCAP proposed that the Management Fee for this Fund start at 0.90% with the first fee breakpoint beginning at $300 million (reducing the Management Fee by 0.05% to 0.85%) with subsequent breakpoints at higher asset levels. In addition, OMCAP proposed to waive its Management Fee or reimburse Fund expenses to limit the Fund's total annual operating expenses for three (3) years to no more than 1.25% per year (exclusive of certain expenses such as brokerage commissions, distribution and service fees, and extraordinary expenses). The Fund's expense limitation arrangement with Liberty Ridge capped total annual operating expenses at 1.50% and its expense ratio was 1.24%.

      The proposed expense limitation arrangement will not impact the effective Management Fee based upon the Fund's expenses and asset levels as of August 19, 2005, the date used by the Senior Officer in preparing his report.

      SENIOR OFFICER'S REPORT -- With respect to Management Fees, the Board noted that the Senior Officer's Report had indicated that contractual Management Fee was the same as the Lipper median for comparable funds. The Senior Officer recommended that the Board approve the proposed contract and fees.

      BOARD CONCLUSIONS -- The Board concluded that in view of the historical performance of the Fund, the level of services provided to the Fund, and fee levels, including Management Fee breakpoints and the three (3) year expense limitation commitment, the Management Fee was appropriate and the investment management agreements should be approved and submitted to shareholders with the Board's recommendation to vote to approve the Management Agreements with OMCAP and Heitman.

      OLD MUTUAL DWIGHT INTERMEDIATE FIXED INCOME FUND -- The Trustees reviewed the services provided by, and the sub-advisory arrangement with, Dwight Asset Management Company ("Dwight"), the sub-advisor to the Fund. The Trustees noted that the Fund had commenced operations in July, 2003 and therefore did not have a long performance record to assess, however its one year performance record was significantly above the median of its peer group.

      OMCAP proposed that the Management Fee for this Fund start at 0.45% with the first fee breakpoint beginning at $300 million (reducing the Management Fee by 0.025% to 0.425%) with subsequent breakpoints at higher asset levels. In addition, OMCAP proposed to waive its Management Fee or reimburse Fund expenses to limit the Fund's total annual operating expenses for three (3) years to no more than 0.85% per year (exclusive of certain expenses such as brokerage commissions, distribution and service fees, and extraordinary expenses). The Fund's expense limitation arrangement with Liberty Ridge capped total annual operating expenses at 0.85% and its expense ratio was 1.81%.

BOARD REVIEW AND APPROVAL OF NEW INVESTMENT MANAGEMENT AGREEMENTS AND FEES -- concluded (Unaudited)

      The proposed expense limitation arrangement will also reduce the effective Management Fee to 0.00% based upon the Fund's expenses and asset levels as of August 19, 2005, the date used by the Senior Officer in preparing his report.

      SENIOR OFFICER'S REPORT -- With respect to Management Fees, the Board noted that the Senior Officer's Report had indicated that the contractual Management Fee was below the Lipper median for comparable funds and that the effective investment advisory fee after giving effect to the new breakpoint schedule and the expense limitation arrangement will be 0.00% and in addition OMCAP will reimburse Fund expenses. The Senior Officer recommended that the Board approve the proposed contract and fees.

      BOARD CONCLUSIONS -- The Board concluded that in view of the historical performance of the Fund, the level of services provided to the Fund, and fee levels, including Management Fee breakpoints and the three (3) year expense limitation commitment, the Management Fee was appropriate and the investment management agreements should be approved and submitted to shareholders with the Board's recommendation to vote to approve the Management Agreements with OMCAP and Dwight.

      OLD MUTUAL DWIGHT SHORT TERM FIXED INCOME FUND -- The Trustees reviewed the services provided by, and the sub-advisory arrangement with, Dwight, the sub-advisor to the Fund. The Trustees noted that because the Fund changed its investment strategy in September, 2004 from a stable value strategy to a short-term fixed income strategy, the Fund did not have a performance record of any meaningful length to assess.

      OMCAP proposed that the Management Fee for this Fund start at 0.45% with the first fee breakpoint beginning at $300 million (reducing the Management Fee by 0.025% to 0.425%) with subsequent breakpoints at higher asset levels. In addition, OMCAP proposed to waive its Management Fee or reimburse Fund expenses to limit the Fund's total annual operating expenses for three (3) years to no more than 0.70% per year (exclusive of certain expenses such as brokerage commissions, distribution and service fees, and extraordinary expenses). The Fund's expense limitation arrangement with Liberty Ridge capped total annual operating expenses at 0.75% and its expense ratio was 0.97%.

      The proposed expense limitation arrangement will also reduce the effective Management Fee by 0.27% based upon the Fund's expenses and asset levels as of August 19, 2005, the date used by the Senior Officer in preparing his report.

      SENIOR OFFICER'S REPORT -- With respect to Management Fees, the Board noted that the Senior Officer's Report had indicated that although the proposed gross advisory fee is equivalent to the median of the Fund's Lipper peer group, OMCAP's proposal to cap expenses at the median for its Lipper peer group for three (3) years results in a first year pro forma reduction of 0.27% in both the Fund's expense ratio and its gross advisory fee. The Senior Officer recommended that the Board approve the proposed contract and fees.

      BOARD CONCLUSIONS -- The Board concluded that in view of the level of services provided to the Fund, and fee levels, including Management Fee breakpoints and the three (3) year expense limitation commitment, the Management Fee was appropriate and the investment management agreements should be approved and submitted to shareholders with the Board's recommendation to vote to approve the Management Agreements with OMCAP and Dwight.

      OLD MUTUAL CASH RESERVES FUND -- The Trustees reviewed the services provided by, and the sub-advisory arrangement with, Wellington Management Company, LLP ("Wellington"), the sub-advisor to the Fund. The Trustees noted that the Fund is a money market fund that primarily provides a short-term investment option for Old Mutual Funds' retail shareholders. The Trustees noted that the Fund's short, medium and long-term performance was below the median of its peer group; however, they acknowledged that the Fund was being managed within the conservative parameters requested by the Board.

      OMCAP proposed that the Management Fee for this Fund start at 0.40% with the first fee breakpoint beginning at $300 million (reducing the Management Fee by 0.025% to 0.275%) with subsequent breakpoints at higher asset levels. In addition, OMCAP proposed to waive its Management Fee or reimburse Fund expenses to limit the Fund's total annual operating expenses for three (3) years to no more than 0.73% per year (exclusive of certain expenses such as brokerage commissions, distribution and service fees, and extraordinary expenses). The Fund had no expense limitation arrangement with Liberty Ridge and its current expense ratio was 0.90%.

      The proposed expense limitation arrangement will reduce the effective Management Fee by 0.17% based upon the Fund's expenses and asset levels as of August 19, 2005, the date used by the Senior Officer in preparing his report.

      SENIOR OFFICER'S REPORT -- With respect to Management Fees, the Board noted that the Senior Officer's Report had indicated that the contractual Management Fee was comfortably within the range of management fees for money market funds, which is especially true after giving effect to the proposed fee cap which will reduce the effective Management Fee to 0.23%. The Senior Officer recommended that the Board approve the proposed contract and fees.

      BOARD CONCLUSIONS -- The Board concluded that in view of the level of the historical performance of the Fund, the services provided to the Fund, and fee levels, including Management Fee breakpoints and the three (3) year expense limitation commitment, the Management Fee was appropriate and the investment management agreements should be approved and submitted to shareholders with the Board's recommendation to vote to approve the Management Agreements with OMCAP and Wellington.

[OLD MUTUAL ADVISOR FUNDS II LOGO]

CONTACT US FOR MORE INFORMATION ABOUT THE OLD MUTUAL ADVISOR FUNDS II

BY TELEPHONE

      1-800-433-0051

BY MAIL

      P.O. Box 219534
      Kansas City, MO 64121-9534

IN PERSON

      4643 South Ulster Street, 6th Floor
      Denver, CO 80237

ON THE INTERNET

      www.omfunds.com

BY EMAIL

      OMAFIIContact@omip.com

This annual report is intended for the information of Old Mutual Advisor Funds II shareholders, but may be used by prospective investors when preceded or accompanied by a current prospectus. You may obtain a copy of the prospectus, which contains important information about the objectives, risks, share classes, charges and expenses of the Old Mutual Advisor Funds II, by visiting www.omfunds.com or by calling 1-800-433-0051 toll free. Please read the prospectus carefully before investing.

DISTRIBUTOR: Old Mutual Investment Partners
Member NASD, SIPC.

D-06-201 04/2006

Item 2.  Code of Ethics.

(a) As of the end of the period covered by this report, Old Mutual Advisor Funds II (the "registrant") has adopted a code of ethics that applies to the registrant's principal executive officer ("PEO") and principal financial officer ("PFO").

(c) During the period covered by this report, no amendments have been made to a provision of the registrant's code of ethics that applies to the registrant's PEO or PFO, and that relates to any element of the "code of ethics" definition enumerated in paragraph (b) of Item 2 of Form N-CSR.

(d) During the period covered by this report, the registrant has not granted a waiver, including an implicit waiver, from a provision of the registrant's code of ethics to the registrant's PEO or PFO that relates to one or more of the items set forth in paragraph (b) of Item 2 of Form N-CSR.

(f)(1) A copy of the registrant's code of ethics is filed as an exhibit to this report, pursuant to Item 12(a)(1) of Form N-CSR.


Item 3.  Audit Committee Financial Expert.

(a)(1) The board of trustees of the registrant (the "board") has determined that the registrant has an "audit committee financial expert" serving on its audit committee, as that term is defined in paragraph (b) of
         Item 3 of Form N-CSR.

(a)(2) The name of the audit committee financial expert is John R. Bartholdson. Mr. Bartholdson is an "independent" member of the audit committee as that term is defined in paragraph (a)(2) of Item 3 of Form N-CSR.

Item 4.  Principal Accountant Fees and Services.

(a) Audit Fees - The aggregate fees billed to the registrant by its principal accountant for professional services rendered for the audit of the registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for the fiscal years ending March 31, 2006 and 2005 were $435,550 and $381,000, respectively.

(b) Audit-Related Fees - The aggregate fees billed to the registrant by its principal accountant for assurance and related services that are reasonably related to the performance of the audit of the registrant's financial statements and that are not reported under paragraph (a) of this Item 4 for the fiscal years ending March 31, 2006 and 2005 were $0 and $0, respectively.

         The aggregate fees billed for assurance and related services by the registrant's principal accountant to the registrant's investment adviser, and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant (collectively, the "Service Providers") that were reasonably related to the performance of the audit of the registrant's financial statements, which required pre-approval by the board's audit committee, for the fiscal years ending March 31, 2006 and 2005 were $0 and $0, respectively.


(c) Tax Fees - The aggregate fees billed to the registrant by its principal accountant for professional services rendered by the accountant for tax compliance, tax advice, and tax planning ("tax fees") for the fiscal years ending March 31, 2006 and 2005 were $0 and $0, respectively.

         The aggregate tax fees billed by the registrant's principal accountant to the Service Providers, which required pre-approval by the board's audit committee, for the fiscal years ending March 31, 2006 and 2005 were $0 and $0, respectively.

(d) All Other Fees - The aggregate fees billed to the registrant by its principal accountant for products and services provided by the accountant, other than the services reported in paragraphs (a), (b), and (c) of this Item 4 ("all other fees"), for the fiscal years ending March 31, 2006 and 2005 were $0 and $0, respectively.

         The aggregate of all other fees billed by the registrant's principal accountant to the Service Providers, which required pre-approval by the board's audit committee, for the fiscal years ending March 31, 2006 and 2005 were $0 and $0, respectively.

(e)(1) The board's audit committee shall consider for preapproval all permissible non-audit services that are proposed to be provided to the registrant by its independent auditors and shall have preapproved any such permissible non-audit services before they are provided to the registrant. Such preapproval may be granted by one or more members of the audit committee, so long as any such member's decision to preapprove is presented to the full audit committee, solely for information purposes, at its next scheduled meeting.

(e)(2) None of the services described in paragraphs (b) through (d) of this Item 4 were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f) Not applicable.

(g) For the fiscal years ending March 31, 2006 and 2005, the aggregate non-audit fees billed by the registrant's principal accountant to the registrant and the Service Providers were $0 and $0, respectively.

(h) The board's audit committee has considered whether the provision of non-audit services by the registrant's principal accountant to the Service Providers which were not pre-approved (not requiring pre-approval) is compatible with maintaining the principal accountant's independence.

Item 5.  Audit Committee of Listed Registrants.

Not applicable.

Item 6.  Schedule of Investments.

SCHEDULE I - INVESTMENTS IN SECURITIES OF UNAFFILIATED ISSUERS is included as part of the reports to shareholders filed under Item 1 of this report.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8.  Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

No material changes have been made to the procedures by which shareholders may recommend nominees to the board, where those changes were implemented after the registrant last provided disclosure in response to the requirements of Item 7(d)(2)(ii)(G) of Schedule 14A or this Item 10.

Item 11.   Controls and Procedures.

(a) Based on an evaluation of the Disclosure Controls and Procedures of the registrant as of a date within 90 days of the filing date of this report, the registrant's PEO and PFO, or persons performing similar functions, have concluded that the Disclosure Controls and Procedures are effectively designed to ensure that information required to be disclosed in this report is recorded, processed, summarized, and reported within required time periods, and accumulated and communicated to the registrant's management, including the registrant's PEO and PFO, or persons performing similar functions, as appropriate to allow timely decisions regarding required disclosure.

(b) During the quarter ended March 31, 2006, there has been no change in the registrant's internal control over financial reporting that has materially affected, or that is reasonably likely to materially affect, the registrant's internal control over financial reporting.

Items 12.  Exhibits.

(a)(1) Attached hereto as Exhibit EX-99.CODE ETH.

(a)(2) Attached hereto as Exhibit EX-99.CERT.

(a)(3) Not applicable.

(b) Attached hereto as Exhibit EX-99.906CERT.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.


OLD MUTUAL ADVISOR FUNDS II



By: /s/ David J. Bullock
    ---------------------------------

     David J. Bullock, President

Date: May 25, 2006


Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.


By: /s/ David J. Bullock
    ---------------------------------------------
    David J. Bullock, Principal Executive Officer

Date:  May 25, 2006




By: /s/ Mark E. Black
    ------------------------------------------
    Mark E. Black, Principal Financial Officer

Date:  May 23, 2006